--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced Fund................    1
                                                              Basic Value Focus Fund................   12
                                                              Capital Focus Fund....................   25
                                                              Developing Capital Markets Focus
                                                                Fund................................   36
                                                              Domestic Money Market Fund............   55
                                                              Global Bond Focus Fund................   64
                                                              Global Growth Focus Fund..............   79
                                                              Global Strategy Focus Fund............   93
                                                              Global Utility Focus Fund.............  109
                                                              Government Bond Fund..................  123
                                                              High Current Income Fund..............  134
                                                              Index 500 Fund........................  152
                                                              International Equity Focus Fund.......  167
                                                              Natural Resources Focus Fund..........  189
                                                              Prime Bond Fund.......................  203
                                                              Quality Equity Fund...................  218
                                                              Reserve Assets Fund...................  230
                                                              Special Value Focus Fund..............  239

                                                              Semi-Annual Report
June 30, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on US capital markets.

PORTFOLIO MATTERS

  As of June 30, 1998, the Fund's asset allocation was: US stocks, 62% of net assets; US bonds, 31%; and cash reserves, 7%.

  During the first half of 1998, we increased the Fund's allocation to US equities from 56% of net assets to 62%. Within the US equity portion, we continued to place emphasis on the shares of companies that we believe can benefit from a healthy US economy and a high level of consumer confidence. We also preferred companies that, in our view, have limited exposure to the economic problems of Asia. The Fund's largest weightings as of June 30, 1998 was in the consumer-related sectors, both cyclical and staples. Other sectors with significant representation were financial services and technology. We reduced the Fund's representation in the largest-capitalization issues through the sales of positions in American Express Company, Microsoft Corp. and Pfizer, Inc.

  While reducing the Fund's allocation to US bonds from 41% of net assets to 31% during the six months ended June 30, 1998, we also reduced the average duration from 5.8 years to 5.2 years. Our increasingly cautious view on US bonds reflected our belief that there was limited potential for a significant further decline in US interest rates. By June 30, 1998, strength in domestic consumer demand in the United States seemed to be offsetting the impact that the weakness in Asian economies was having on US exports. While US inflation remained subdued, we believed that conditions for a significant further deceleration in inflation, a prerequisite for a meaningful additional decline in long-term US interest rates, were absent.

IN CONCLUSION

  We appreciate your investment in American Balanced Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +21.17%        +11.46%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       +21.17%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                                                  +11.53
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98                                                   +11.41
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
INDUSTRY                         HELD                 COMMON STOCKS                COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE                          42,000      GenCorp, Inc. ..............    $  1,226,767   $  1,060,500       0.5%
                                   12,500      +Orbital Sciences
                                                 Corporation...............         343,704        467,188       0.2
                                                                               ------------   ------------     -----
                                                                                  1,570,471      1,527,688       0.7
-----------------------------------------------------------------------------------------------------------------------
AIRLINES                           29,700      +US Airways Group Inc. .....       1,142,585      2,353,725       1.2
-----------------------------------------------------------------------------------------------------------------------
AUTO--RELATED                      54,000      +Avis Rent-A-Car, Inc. .....       1,182,704      1,336,500       0.7
                                   41,200      Hertz Corp. (Class A).......       1,418,456      1,825,675       0.9
                                                                               ------------   ------------     -----
                                                                                  2,601,160      3,162,175       1.6
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                   43,000      Federal-Mogul Corp. ........       1,768,833      2,902,500       1.5
-----------------------------------------------------------------------------------------------------------------------
BANKING                            53,300      Bank of New York, Co.,
                                                 Inc. .....................       1,415,126      3,234,644       1.6
                                   20,600      BankAmerica Corp. ..........       1,124,984      1,780,613       0.9
                                                                               ------------   ------------     -----
                                                                                  2,540,110      5,015,257       2.5
-----------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL                46,000      First Union Corporation.....       2,270,942      2,679,500       1.3
                                   52,600      +Heller Financial, Inc......       1,465,227      1,578,000       0.8
                                   34,600      Providian Financial
                                                 Corporation...............       2,163,163      2,718,263       1.4
                                                                               ------------   ------------     -----
                                                                                  5,899,332      6,975,763       3.5
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING/CABLE                 31,000      +Chancellor Media Corp. ....       1,038,970      1,538,375       0.8
                                   57,076      +Tele-Communications, Inc.
                                                 (Class A).................       1,034,406      2,190,292       1.1
                                  108,948      +Tele-Communications TCI
                                                 Ventures Group............         919,621      2,178,960       1.1
                                                                               ------------   ------------     -----
                                                                                  2,992,997      5,907,627       3.0
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          41,300      Great Lakes Chemical
                                                 Corp. ....................       1,725,882      1,628,769       0.8
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                76,100      +Gartner Group, Inc. (Class
                                                 A)........................       2,549,768      2,658,744       1.3
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT            66,400      +WorldCom Inc. .............       1,943,055      3,207,950       1.6
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                  23,300      +Cisco Systems, Inc. .......       1,395,722      2,145,056       1.1
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                  46,700      +BMC Software, Inc. ........         992,649      2,425,481       1.2
                                   29,100      Computer Associates
                                                 International, Inc. ......         887,919      1,616,869       0.8
                                                                               ------------   ------------     -----
                                                                                  1,880,568      4,042,350       2.0
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS                          87,200      COMPAQ Computer
                                                 Corporation...............       2,591,175      2,474,300       1.2
                                   13,500      International Business
                                                 Machines Corp. ...........       1,413,232      1,549,969       0.8
                                                                               ------------   ------------     -----
                                                                                  4,004,407      4,024,269       2.0
-----------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                      95,800      Dial Corporation (The)......       1,923,061      2,484,813       1.3
-----------------------------------------------------------------------------------------------------------------------
CONTAINERS                         56,400      +Owens-Illinois, Inc. ......       1,714,789      2,523,900       1.3
-----------------------------------------------------------------------------------------------------------------------
COSMETICS                          18,200      Gillette Company (The)......       1,042,026      1,031,712       0.5
-----------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS              23,200      General Electric Company....       1,694,237      2,111,200       1.1
                                   16,100      Intel Corporation...........       1,191,529      1,192,406       0.6
                                   24,200      Texas Instruments Inc. .....       1,562,419      1,411,162       0.7
                                                                               ------------   ------------     -----
                                                                                  4,448,185      4,714,768       2.4
-----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                      48,700      +Premier Parks Inc. ........       2,742,473      3,244,638       1.6
-----------------------------------------------------------------------------------------------------------------------
FOOD                               32,000      +Keebler Foods Co. .........         903,984        880,000       0.4
-----------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS                   35,600      Black & Decker Corporation
                                                 (The).....................       1,240,142      2,171,600       1.1
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                          33,300      Allmerica Financial
                                                 Corp. ....................       2,047,226      2,164,500       1.1
                                   44,800      Equitable Companies Inc.
                                                 (The).....................       2,363,179      3,357,200       1.7
                                   46,700      Travelers Group, Inc. ......       1,922,873      2,831,187       1.4
                                   19,400      UNUM Corporation............         628,714      1,076,700       0.5
                                                                               ------------   ------------     -----
                                                                                  6,961,992      9,429,587       4.7
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
INDUSTRY                         HELD                 COMMON STOCKS                COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                          55,400      Ingersoll-Rand Co. .........    $  1,808,760   $  2,441,062       1.2%
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING                      35,600      Tyco International Ltd. ....       1,861,369      2,242,800       1.1
-----------------------------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT                  34,600      Beckman Coulter Inc. .......       2,064,668      2,015,450       1.0
-----------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES                   45,800      Columbia/HCA Healthcare
                                                 Corporation...............       1,441,636      1,333,925       0.7
                                   98,085      +HEALTHSOUTH Corporation....       2,677,794      2,617,643       1.3
                                                                               ------------   ------------     -----
                                                                                  4,119,430      3,951,568       2.0
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                        39,000      Enron Corp. ................       1,775,593      2,108,437       1.1
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                       16,700      Schlumberger Ltd. ..........       1,223,365      1,140,819       0.6
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM                          50,100      Unocal Corp. ...............       1,820,122      1,791,075       0.9
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    22,000      Bristol-Myers Squibb Co. ...       2,098,735      2,528,625       1.3
                                   42,900      Warner-Lambert Company......       2,062,969      2,976,187       1.5
                                                                               ------------   ------------     -----
                                                                                  4,161,704      5,504,812       2.8
-----------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING              57,500      +World Color Press, Inc. ...       1,728,068      2,012,500       1.0
-----------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION                 91,900      +Capstar Broadcasting Corp.
                                                 (Class A).................       1,746,100      2,308,988       1.2
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                          19,200      Burlington Northern
                                                 Santa Fe Inc. ............       1,621,607      1,885,200       0.9
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT             24,000      Starwood Hotels & Resorts
TRUSTS                                           (a).......................       1,080,000      1,159,500       0.6
-----------------------------------------------------------------------------------------------------------------------
RETAIL                             44,800      Lowe's Companies, Inc. .....       1,619,537      1,817,200       0.9
                                   59,000      +Safeway Inc. ..............       1,708,417      2,400,562       1.2
                                   42,300      Sears, Roebuck & Co. .......       2,169,295      2,582,944       1.3
                                   52,500      Wal-Mart Stores, Inc. ......       2,180,129      3,189,375       1.6
                                                                               ------------   ------------     -----
                                                                                  7,677,378      9,990,081       5.0
-----------------------------------------------------------------------------------------------------------------------
RETAIL--DRUG STORES                89,220      Rite Aid Corporation........       1,574,143      3,351,326       1.7
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION                  33,600      +SmarTalk TeleServices,
                                                 Inc. .....................         925,118        474,600       0.2
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                   56,600      Carnival Corp. (Class A)....         919,266      2,242,775       1.1
                                   15,600      Royal Caribbean Cruises
                                                 Ltd. .....................         705,201      1,240,200       0.6
                                                                               ------------   ------------     -----
                                                                                  1,624,467      3,482,975       1.7
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                     62,000      El Paso Natural Gas Co. ....       1,651,981      2,371,500       1.2
-----------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT                   56,950      +USA Waste Services,
                                                 Inc. .....................       2,382,597      2,811,906       1.4
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS               93,838,012    123,077,490      61.7
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                            VALUE       PERCENT OF
          INDUSTRY              AMOUNT           FIXED-INCOME INVESTMENTS          COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES            $ 3,000,000      General Electric Capital
                                                 Corp., 8.75% due
                                                 5/21/2007.................    $  3,431,200   $  3,555,000       1.8%
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY            2,330,630      Federal Home Loan Mortgage
MORTGAGE-BACKED                                  Corp., Pool #10036, 7.50%
OBLIGATIONS**                                    due 6/01/2007.............       2,375,057      2,397,869       1.2
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY          1,300,000      Federal National Mortgage
OBLIGATIONS                                      Association, 5.75% due
                                                 2/15/2008.................       1,276,988      1,293,903       0.7
                               18,210,000      US Treasury Bonds, 6.625%
                                                 due 2/15/2027.............      19,323,127     20,563,096      10.3
                                               US Treasury Notes:
                                7,000,000      6% due 8/15/1999............       7,019,141      7,036,120       3.5
                               12,900,000      6.125% due 9/30/2000........      13,135,828     13,059,186       6.5
                               13,600,000      6.50% due 5/31/2002.........      13,817,281     14,052,608       7.0
                                                                               ------------   ------------     -----
                                                                                 54,572,365     56,004,913      28.0
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FIXED-INCOME
                                               INVESTMENTS                       60,378,622     61,957,782      31.0
-----------------------------------------------------------------------------------------------------------------------
                                                  SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*               6,770,000      General Motors Acceptance
                                                 Corp., 6.50% due
                                                 7/01/1998.................       6,768,778      6,768,778       3.4
                                8,000,000      New Center Asset Trust,
                                                 5.75% due 7/07/1998.......       7,991,055      7,991,055       4.0
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES       14,759,833     14,759,833       7.4
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS...........    $168,976,467    199,795,105     100.1
                                                                               ============
                                               LIABILITIES IN EXCESS OF
                                                 OTHER ASSETS..............                       (211,243)     (0.1)
                                                                                              ------------     -----
                                               NET ASSETS..................                   $199,583,862     100.0%
                                                                                              ============     =====
-----------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

** Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than original maturity.

(a) Formerly Starwood Lodging Trust.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$168,976,467) (Note
  1a).......................................................               $199,795,105
Cash........................................................                        121
Receivables:
  Interest..................................................  $  948,129
  Dividends.................................................      59,044
  Capital shares sold.......................................         996      1,008,169
                                                              ----------
Prepaid expenses and other assets...........................                     13,359
                                                                           ------------
Total assets................................................                200,816,754
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   1,106,250
  Investment adviser (Note 2)...............................      94,319
  Capital shares redeemed...................................      13,157      1,213,726
                                                              ----------
Accrued expenses and other liabilities......................                     19,166
                                                                           ------------
Total liabilities...........................................                  1,232,892
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $199,583,862
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................               $  1,214,696
Paid-in capital in excess of par............................                155,381,665
Undistributed investment income--net........................                  2,215,063
Undistributed realized capital gains on investments--net....                  9,953,800
Unrealized appreciation on investments--net.................                 30,818,638
                                                                           ------------
NET ASSETS..................................................               $199,583,862
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $199,583,862 and 12,146,956
  shares outstanding........................................               $      16.43
                                                                           ============
---------------------------------------------------------------------------------------

   + The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Interest and discount earned................................             $ 2,297,518
Dividends (net of $453 foreign withholding tax).............                 500,067
                                                                         -----------
Total income................................................               2,797,585
                                                                         -----------
------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $534,193
Accounting services (Note 2)................................    16,672
Custodian fees..............................................    12,486
Professional fees...........................................     8,267
Printing and shareholders reports...........................     5,676
Directors' fees and expenses................................     2,036
Transfer agent fees (Note 2)................................     1,737
Pricing services............................................       308
Other.......................................................     1,138
                                                              --------
Total expenses..............................................                 582,513
                                                                         -----------
Investment income--net......................................               2,215,072
                                                                         -----------
------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1b, 1d
  & 3):
Realized gain on investments--net...........................              10,173,186
Change in unrealized appreciation on investments--net.......               8,976,638
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $21,364,896
                                                                         ===========
------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX             FOR THE
                                                                MONTHS ENDED           YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1998       DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  2,215,072          $  6,345,486
Realized gain on investments--net...........................      10,173,186            15,251,840
Change in unrealized appreciation/depreciation on
  investments--net..........................................       8,976,638             9,866,947
                                                                ------------          ------------
Net increase in net assets resulting from operations........      21,364,896            31,464,273
                                                                ------------          ------------
-----------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................      (6,345,486)           (3,604,297)
Realized gain on investments--net:
  Class A...................................................     (15,410,417)          (20,656,058)
                                                                ------------          ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (21,755,903)          (24,260,355)
                                                                ------------          ------------
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital
  share transactions........................................       5,227,865           (24,503,928)
                                                                ------------          ------------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................       4,836,858           (17,300,010)
Beginning of period.........................................     194,747,004           212,047,014
                                                                ------------          ------------
End of period*..............................................    $199,583,862          $194,747,004
                                                                ============          ============
-----------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  2,215,063          $  6,345,477
                                                                ============          ============
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                      CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           ------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                         FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                        MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                 JUNE 30, 1998     1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $  16.59      $  16.01    $  15.17    $  13.08    $  14.08
                                                          --------      --------    --------    --------    --------
Investment income--net...............................          .18           .54         .53         .59         .48
Realized and unrealized gain (loss) on
  investments--net...................................         1.51          1.87         .89        2.06       (1.06)
                                                          --------      --------    --------    --------    --------
Total from investment operations.....................         1.69          2.41        1.42        2.65        (.58)
                                                          --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.............................         (.54)         (.27)       (.56)       (.56)       (.37)
  Realized gain on investments--net..................        (1.31)        (1.56)       (.02)         --          --
  In excess of realized gain on investments--net.....           --            --          --          --        (.05)
                                                          --------      --------    --------    --------    --------
Total dividends and distributions....................        (1.85)        (1.83)       (.58)       (.56)       (.42)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period.......................     $  16.43      $  16.59    $  16.01    $  15.17    $  13.08
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................       11.46%+       17.11%       9.73%      20.81%      (4.19%)
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................         .60%*         .60%        .60%        .61%        .63%
                                                          ========      ========    ========    ========    ========
Investment income--net...............................        2.28%*        3.17%       3.39%       4.22%       3.95%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $199,584      $194,747    $212,047    $212,912    $158,951
                                                          ========      ========    ========    ========    ========
Portfolio turnover...................................       52.45%       136.71%     236.50%      38.40%      35.36%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

   + Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. American Balanced Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

--------------------------------------------------------------------------------

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.55% of the average daily value of the Fund's net assets.
  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned $5,325 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $295 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.
  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $95,909,271 and $118,375,928, respectively.

  Net realized gains(losses) for the six months ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)      Gains
--------------------------------------------------------------------
Long-term investments.................   $10,173,195     $30,818,638
Short-term investments................            (9)             --
                                         -----------     -----------
Total.................................   $10,173,186     $30,818,638
                                         ===========     ===========
--------------------------------------------------------------------

  At June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $30,818,638, of which $32,240,280 related to appreciated securities and $1,421,642 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $168,976,467.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $5,227,865 and $(24,503,928) for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1998                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................       42,301    $    646,273
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................    1,472,979      21,755,903
                                         ----------    ------------
Total issued..........................    1,515,280      22,402,176
Shares redeemed.......................   (1,110,569)    (17,174,311)
                                         ----------    ------------
Net increase..........................      404,711    $  5,227,865
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................      62,221    $    951,862
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,723,037      24,260,354
                                       ----------    ------------
Total issued.........................   1,785,258      25,212,216
Shares redeemed......................  (3,285,875)    (49,716,144)
                                       ----------    ------------
Net decrease.........................  (1,500,617)   $(24,503,928)
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During the six-month period ended June 30, 1998, the US stock market gained 17.71% as measured by the Standard and Poor's 500 Index. This was largely because the economic problems in Asia were widely considered to be improving. Actions by the International Monetary Fund (IMF) to put together financial rescue packages for Thailand, Indonesia and South Korea were applauded by investors. At the same time, economic data confirmed a healthy domestic economy. During the first half of the six-month period ended June 30, 1998, the domestic economy grew a robust 4.9%, which was coupled with indicators that portrayed benign inflation. Federal Reserve Board Chairman Alan Greenspan deemed the US economy "exceptionally healthy" and signaled that interest rates would be held steady for the foreseeable future. Investors responded favorably to the notion that a heated US economy would be tempered by deflationary pressures from Asia.

  Concerns about economic dislocations in Asia resurfaced by April. Asian markets were swept lower by gloomy economic news and reduced credit ratings. The IMF bailout packages and various government stimulus measures proved to be too little and too late. Although the US economy continued on its growth path with no signs of inflation, investors then began to focus on the negative impact that the Asian currency crisis could have on US corporate earnings.

  Despite their rich valuations, large-capitalization growth stocks continued their ascent, leading to an even wider valuation disparity between growth stocks and value stocks. This divergence is evidenced by the performance of the unmanaged Morgan Stanley Consumer Index and the unmanaged Morgan Stanley Cyclical Index which rose 16% and 9%, respectively, during the six-month period ended June 30, 1998.

PORTFOLIO MATTERS

  Against this backdrop, for the six-month period ended June 30, 1998, Basic Value Focus Fund's Class A and Class B Shares had total returns of +13.70% and +13.61%, respectively, outperforming the Lipper Growth and Income Index total return of +11.62%. The Fund's performance was largely attributable to several company-specific developments. In particular, five Fund holdings were taken over at premium prices. These included Digital Equipment Corporation, Dresser Industries, Inc., Humana, Inc., Stone Container Corporation and Union Texas Petroleum Holdings Inc. Moreover, strong consumer spending during the period led to robust performance of the Fund's retail holdings such as Dillard's, Inc., Kmart Corporation and Sears, Roebuck & Co. Healthcare stocks also were strong contributors, with Fund holdings Pharmacia and Upjohn, Inc., Pharmaceutical Product Development, Inc. and Bristol-Myers Squibb Co. outperforming US stocks in general. Pockets of weakness were evident in cyclically oriented holdings of paper, chemical and precious metals stocks.

  During the six-month period ended June 30, 1998, we took advantage of low oil prices by increasing our holdings of energy-related stocks, which traded down to historically low valuations. We added Atlantic Richfield Company, Diamond Offshore Drilling, Inc., Royal Dutch Petroleum Company and Sonat Inc. to the Fund at compelling valuation parameters. The prospect of a disciplined approach to production by the Organization of Petroleum Exporting Countries gave us confidence that these stocks could offer ample upside price potential. Technology stocks were also an area of focus as they suffered from a slowdown in demand from Asia and from overcapacity. Glenayre Technologies, Inc., Hewlett-Packard Company, Motorola, Inc., Silicon Graphics, Inc. and 3Com Corporation were all new Fund holdings. They were out-of-favor upon purchase, but showed strong prospects for improvement in business fundamentals and traded at low valuations.

  On the sell side, we locked in profits in several successful investments during the six months ended June 30, 1998 as they no longer fit our value criteria. In particular, impressive gains were realized from the sales of Apple Computer, Inc., Digital Equipment Corporation, Ford Motor Company, Texas Instruments Inc., Travelers Property Casualty Corp., Viacom, Inc. and Wells Fargo & Company as well as from LSI Logic Corp. and Lam Research Corp., which we bought and sold during the period.

--------------------------------------------------------------------------------

IN CONCLUSION

  We are confident that our bottom-up approach to selecting undervalued, out-of-favor equities will continue to reward shareholders, and we remain committed to our value philosophy of investing. We appreciate your investment in Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Kevin M. Rendino
Kevin M. Rendino
Senior Vice President and Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +21.44%        +13.70%
-----------------------------------------------------------------------------------------
Class B Shares                                                   +13.25**       +13.61
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

** Total return is for the period from 11/03/97 (commencement of operations) to 6/30/98.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       +21.44%
--------------------------------------------------------------------------------
Inception (7/01/93) to 6/30/98                                            +18.42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AGGREGATE TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (11/03/97) to 6/30/98                                          +13.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                                SHARES                                                          VALUE       PERCENT OF
INDUSTRY                         HELD                     STOCKS                   COST       (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                500,000      +3Com Corporation...........    $ 14,224,091  $ 15,343,750       1.9%
METALS--NON FERROUS               550,000      ASARCO Inc. ................      14,844,570    12,237,500       1.5
HMO                               275,000      Aetna, Inc. ................      21,855,625    20,934,375       2.6
RETAIL                            375,000      Dillard's, Inc. (Class A)...      13,847,336    15,539,063       1.9
TECHNOLOGY                        975,000      +Exabyte Corporation........      11,084,519     8,104,688       1.0
TELECOMMUNICATIONS                600,000      +Glenayre Technologies,
                                                 Inc. .....................       7,134,589     6,450,000       0.8
SEMICONDUCTORS                  1,145,000      +Integrated Device
                                                 Technology, Inc. .........      11,594,547     8,158,125       1.0
RETAIL                            700,000      +Kmart Corporation..........       8,113,220    13,475,000       1.7
SOFTWARE                        1,100,000      +Mentor Graphics
                                                 Corporation...............      10,834,998    11,618,750       1.5
TELECOMMUNICATIONS                300,000      Motorola, Inc. .............      16,260,780    15,768,750       2.0
PRECIOUS METALS                   550,100      Newmont Mining
                                                 Corporation...............      15,446,855    12,996,113       1.6
SOFTWARE                        1,900,000      +Novell, Inc. ..............      15,667,932    24,225,000       3.0
FARMING & CONSTRUCTION            150,000      Potash Corp. of Saskatchewan
EQUIPMENT                                        Inc. .....................      12,300,311    11,334,375       1.4
COMPUTER SERVICES               1,650,000      +Scitex Corporation Ltd. ...      17,195,703    21,553,125       2.7
COMPUTER SERVICES                 250,000      +Seagate Technology,
                                                 Inc. .....................       5,249,045     5,953,125       0.7
BEVERAGE & ENTERTAINMENT          500,000      Seagram Company Ltd.
                                                 (The).....................      18,585,382    20,468,750       2.5
INFORMATION PROCESSING            800,000      +Silicon Graphics, Inc. ....      10,797,208     9,700,000       1.2
OIL--DOMESTIC                     400,000      Sonat Inc. .................      17,107,221    15,450,000       1.9
INSURANCE                         700,000      TIG Holdings, Inc. .........      19,481,281    16,100,000       2.0
STEEL                           1,150,000      +WHX Corporation (a)........      11,661,962    14,806,250       1.8
                                                                               ------------  ------------     -----
                                                                                273,287,175   280,216,739      34.7
----------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
----------------------------------------------------------------------------------------------------------------------
UTILITIES                         250,000      CINergy Corp. ..............       8,439,593     8,750,000       1.1
FARMING & CONSTRUCTION            200,000      Caterpillar, Inc. ..........      10,915,137    10,575,000       1.3
EQUIPMENT
FARMING & CONSTRUCTION            200,000      Deere & Company.............      10,128,730    10,575,000       1.3
EQUIPMENT
OIL SERVICES                      200,000      Diamond Offshore Drilling,
                                                 Inc. .....................       9,148,648     8,000,000       1.0
CHEMICALS                         150,000      duPont (E.I.) de Nemours &
                                                 Company...................       8,890,820    11,193,750       1.4
AUTOMOTIVE                        200,000      General Motors Corporation..      11,150,314    13,362,500       1.7
CHEMICALS                         425,000      Great Lakes Chemical
                                                 Corporation...............      16,701,042    16,760,937       2.1
ENTERTAINMENT                     400,000      +Harrah's Entertainment,
                                                 Inc. .....................       7,660,466     9,300,000       1.1
CHEMICALS                         400,500      Hercules Inc. ..............      19,329,028    16,470,562       2.0
COMPUTER SERVICES                 225,000      Hewlett-Packard Company.....      14,378,101    13,471,875       1.7
BANKING & FINANCIALS              600,000      Hibernia Corporation (Class
                                                 A)........................       8,484,542    12,112,500       1.5
INFORMATION PROCESSING             80,000      International Business
                                                 Machines Corp. ...........       5,813,750     9,185,000       1.1
RAILROADS                         450,000      Union Pacific Corporation...      25,017,867    19,856,250       2.5
RETAIL                            600,000      +Venator Group, Inc. .......      12,592,684    11,475,000       1.4
                                                                               ------------  ------------     -----
                                                                                168,650,722   171,088,374      21.2
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                          VALUE       PERCENT OF
INDUSTRY                         HELD                     STOCKS                   COST       (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                250,000      AT&T Corp. .................    $ 11,171,711  $ 14,281,250       1.8%
OIL--DOMESTIC                     150,000      Atlantic Richfield
                                                 Company ..................      11,302,402    11,718,750       1.5
BANKING & FINANCIALS              100,000      Bankers Trust New York
                                                 Corporation...............       9,314,352    11,606,250       1.4
PHARMACEUTICALS                    80,000      Bristol-Myers Squibb Co. ...       4,470,369     9,195,000       1.1
PUBLISHING                        301,000      Dow Jones & Company,
                                                 Inc. .....................      12,400,296    16,780,750       2.1
OIL SERVICES                      300,000      Dresser Industries, Inc. ...      10,495,710    13,218,750       1.6
PHOTOGRAPHY                       225,000      Eastman Kodak Company.......      13,890,118    16,439,062       2.0
FOODS                             243,200      General Mills, Inc. ........      16,599,084    16,628,800       2.1
MACHINERY                         350,000      ITT Industries Inc. ........       9,507,453    13,081,250       1.6
PAPER & FOREST PRODUCTS           200,000      International Paper
                                                 Company...................       8,820,028     8,600,000       1.1
COSMETICS & TOILETRIES            300,000      Kimberly-Clark
                                                 Corporation...............      14,454,100    13,762,500       1.7
PAPER & FOREST PRODUCTS           762,600      Louisiana-Pacific
                                                 Corporation...............      17,590,744    13,917,450       1.7
BANKING & FINANCIALS              200,000      National City
                                                 Corporation ..............      13,659,428    14,200,000       1.8
PHARMACEUTICALS                   450,000      Pharmacia & Upjohn, Inc. ...      15,087,291    20,756,250       2.6
TOBACCO                           375,000      Philip Morris Companies,
                                                 Inc. .....................      15,481,983    14,765,625       1.8
OIL--INTERNATIONAL                250,000      Royal Dutch Petroleum
                                                 Company (NY Registered
                                                 Shares)...................      14,021,805    13,703,125       1.7
RETAIL                            200,000      Sears, Roebuck & Co. .......       9,022,895    12,212,500       1.5
OIL--DOMESTIC                     475,000      Unocal Corporation .........      18,234,351    16,981,250       2.1
                                                                               ------------  ------------     -----
                                                                                225,524,120   251,848,562      31.2
----------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
----------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIALS              200,000      Associates First Capital
                                                 Corporation (Class A).....      14,029,840    15,375,000       1.9
MEDICAL SERVICES                  400,000      Columbia/HCA Healthcare
                                                 Corp. ....................      12,696,936    11,650,000       1.4
MEDICAL SERVICES                  609,400      +Pharmaceutical Product
                                                 Development, Inc. ........      11,580,290    13,406,800       1.7
PAPER & FOREST PRODUCTS           800,000      +Stone Container
                                                 Corporation...............      10,461,421    12,500,000       1.6
                                                                               ------------  ------------     -----
                                                                                 48,768,487    52,931,800       6.6
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL STOCKS                     716,230,504   756,085,475      93.7
----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT            SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*             $32,137,000      General Electric Capital
                                                 Corp., 6.50% due
                                                 7/01/1998.................      32,131,197    32,131,197       4.0
                               20,000,000      Park Avenue Receivables
                                                 Corp., 5.55% due
                                                 7/10/1998.................      19,969,167    19,969,167       2.5
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES       52,100,364    52,100,364       6.5
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS...........    $768,330,868   808,185,839     100.2
                                                                               ============
                                               LIABILITIES IN EXCESS OF
                                                 OTHER ASSETS..............                    (1,722,977)     (0.2)
                                                                                             ------------     -----
                                               NET ASSETS..................                  $806,462,862     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.

  * Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

(a) Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                            NET SHARE         NET          DIVIDEND
             INDUSTRY                           AFFILIATE                   ACTIVITY          COST          INCOME
-------------------------------------------------------------------------------------------------------------------
Steel                               WHX Corporation...................      100,000        $1,305,088         +
-------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$768,330,868) (Note
  1a).......................................................               $808,185,839
Cash........................................................                        620
Receivables:
  Capital shares sold.......................................  $1,090,309
  Dividends.................................................     877,055      1,967,364
                                                              ----------
Deferred organization expenses (Note 1e)....................                        720
Prepaid expenses and other assets...........................                     36,788
                                                                           ------------
Total assets................................................                810,191,331
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   3,180,060
  Investment adviser (Note 2)...............................     420,940
  Capital shares redeemed...................................      73,761
  Distributor (Note 2)......................................         583      3,675,344
                                                              ----------
Accrued expenses and other liabilities......................                     53,125
                                                                           ------------
Total liabilities...........................................                  3,728,469
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $806,462,862
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................               $  5,283,188
Class B Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................                      8,040
Paid-in capital in excess of par............................                668,666,040
Undistributed investment income--net........................                  4,763,241
Undistributed realized capital gains on investments--net....                 87,887,382
Unrealized appreciation on investments--net.................                 39,854,971
                                                                           ------------
NET ASSETS..................................................               $806,462,862
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $805,238,032 and 52,831,884
  shares outstanding........................................               $      15.24
                                                                           ============
Class B--Based on net assets of $1,224,830 and 80,399 shares
  outstanding...............................................               $      15.23
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Dividends (net of $55,009 foreign withholding tax)..........               $ 4,697,942
Interest and discount earned................................                 2,482,476
                                                                           -----------
Total income................................................                 7,180,418
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $2,274,536
Accounting services (Note 2)................................      53,230
Custodian fees..............................................      26,989
Registration fees (Note 1e).................................      18,221
Printing and shareholder reports............................      17,256
Professional fees...........................................      15,402
Directors' fees and expenses................................       5,785
Transfer agent fees (Note 2)................................       1,980
Distribution fees--Class B (Note 2).........................         539
Amortization of organization expenses (Note 1e).............         273
Pricing services............................................         228
Other.......................................................       2,736
                                                              ----------
Expenses....................................................                 2,417,175
                                                                           -----------
Investment income--net......................................                 4,763,243
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES
  1b, 1d & 3):
Realized gain on investments--net...........................                88,940,523
Change in unrealized appreciation on investments--net.......                (2,134,873)
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $91,568,893
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX             FOR THE
                                                                MONTHS ENDED           YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1998       DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  4,763,243          $  7,897,496
Realized gain on investments--net...........................      88,940,523            96,532,191
Change in unrealized appreciation on investments--net.......      (2,134,873)             (914,299)
                                                                -------------         ------------
Net increase in net assets resulting from operations........      91,568,893           103,515,388
                                                                -------------         ------------
-----------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F):
Investment income--net:
  Class A...................................................      (7,893,414)           (3,224,650)
  Class B...................................................          (4,056)                   --
Realized gain on investments--net:
  Class A...................................................     (96,299,982)          (54,136,801)
  Class B...................................................         (49,914)                   --
                                                                -------------         ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (104,247,366)          (57,361,451)
                                                                -------------         ------------
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................     147,468,396           100,588,838
                                                                -------------         ------------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     134,789,923           146,742,775
Beginning of period.........................................     671,672,939           524,930,164
                                                                -------------         ------------
End of period*..............................................    $806,462,862          $671,672,939
                                                                =============         ============
-----------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  4,763,241          $  7,897,468
                                                                =============         ============
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                       CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           -------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                         FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                                         MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                 JUNE 30, 1998+     1997        1996        1995        1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................       $  15.84      $  14.74    $  13.10    $  11.10    $  10.95
                                                           --------      --------    --------    --------    --------
Investment income--net..............................            .10           .19         .17         .18         .17
Realized and unrealized gain on investments--net....           1.76          2.52        2.37        2.49         .08
                                                           --------      --------    --------    --------    --------
Total from investment operations....................           1.86          2.71        2.54        2.67         .25
                                                           --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net............................           (.19)         (.09)       (.18)       (.19)       (.10)
  Realized gain on investments--net.................          (2.27)        (1.52)       (.72)       (.48)         --
                                                           --------      --------    --------    --------    --------
Total dividends and distributions...................          (2.46)        (1.61)       (.90)       (.67)       (.10)
                                                           --------      --------    --------    --------    --------
Net asset value, end of period......................       $  15.24      $  15.84    $  14.74    $  13.10    $  11.10
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................         13.70%++      20.62%      20.69%      25.49%       2.36%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................           .64%*         .65%        .66%        .66%        .72%
                                                           ========      ========    ========    ========    ========
Investment income--net..............................          1.26%*        1.36%       1.37%       1.68%       2.08%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............       $805,238      $671,325    $524,930    $306,463    $164,307
                                                           ========      ========    ========    ========    ========
Portfolio turnover..................................         61.97%        95.52%      68.41%      74.10%      60.55%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

   + Based on average shares outstanding.

   ++ Aggregate total investment return.

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                             CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                   -----------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    FOR THE SIX       FOR THE PERIOD
FINANCIAL STATEMENTS.                                           MONTHS ENDED       NOV. 3, 1997+
INCREASE (DECREASE) IN NET ASSET VALUE:                        JUNE 30, 1998+++   TO DEC. 31, 1997
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 15.84            $ 15.89
                                                                   -------            -------
Investment income--net......................................           .08                .01
Realized and unrealized gain (loss) on investments--net.....          1.76               (.06)
                                                                   -------            -------
Total from investment operations............................          1.84               (.05)
                                                                   -------            -------
Less dividends and distributions:
  Investment income--net....................................          (.18)                --
  Realized gain on investments--net.........................         (2.27)                --
                                                                   -------            -------
Total dividends and distributions...........................         (2.45)                --
                                                                   -------            -------
Net asset value, end of period..............................       $ 15.23            $ 15.84
                                                                   =======            =======
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        13.61%++            (.31%)++
                                                                   =======            =======
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .79%*              .82%*
                                                                   =======            =======
Investment income--net......................................         1.09%*             1.27%*
                                                                   =======            =======
--------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $ 1,225            $   348
                                                                   =======            =======
Portfolio turnover..........................................        61.97%             95.52%
                                                                   =======            =======
--------------------------------------------------------------------------------------------------

   + Commencement of operations.

 +++ Based on average shares outstanding.

   ++ Aggregate total investment return.

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Basic Value Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc.

--------------------------------------------------------------------------------

("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or
"Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of 0.15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $11,800 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $496,901,624 and $420,359,943, respectively.

  Net realized gains for the six months ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                            Gains         Gains
------------------------------------------------------------------
Long-term investments..................  $88,940,523   $39,854,971
                                         -----------   -----------
Total..................................  $88,940,523   $39,854,971
                                         ===========   ===========
------------------------------------------------------------------

  At June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $39,854,971, of which $79,981,325 related to appreciated securities and $40,126,354 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $768,330,868.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $147,468,396 and $100,588,838 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1998                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    4,699,334    $ 70,372,317
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................    7,700,917     104,193,399
                                         ----------    ------------
Total issued..........................   12,400,251     174,565,716
Shares redeemed.......................   (1,945,473)    (27,973,865)
                                         ----------    ------------
Net increase..........................   10,454,778    $146,591,851
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   9,505,073    $141,108,871
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   4,361,868      57,361,452
                                       ----------    ------------
Total issued.........................  13,866,941     198,470,323
Shares redeemed......................  (7,112,265)    (98,226,048)
                                       ----------    ------------
Net increase.........................   6,754,676    $100,244,275
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------
Class B Shares for the Six Months Ended                   Dollar
June 30, 1998                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................       59,653    $    902,500
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................        3,989          53,970
                                         ----------    ------------
Total issued..........................       63,642         956,470
Shares redeemed.......................       (5,208)        (79,925)
                                         ----------    ------------
Net increase..........................       58,434    $    876,545
                                         ==========    ============
-------------------------------------------------------------------

------------------------------------------------------------------
Class B Shares for the Period                            Dollar
November 3, 1997+ to December 31, 1997    Shares         Amount
------------------------------------------------------------------
Shares sold..........................       24,431    $    383,980
Shares redeemed......................       (2,466)        (39,417)
                                        ----------    ------------
Net increase.........................       21,965    $    344,563
                                        ==========    ============
------------------------------------------------------------------
+ Commencement of operations.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  We are pleased to provide you with the first shareholder report for Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc. The Fund seeks to achieve the highest total investment return consistent with prudent risk through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities. In this and future reports to shareholders, we will provide information on the Fund's performance, discuss our investment strategies and highlight some of the Fund's investments.

THE ENVIRONMENT

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on US capital markets.

PORTFOLIO MATTERS

  Capital Focus Fund commenced operations on June 5, 1998. While June appeared to be a rewarding month for investors with the broad stock market averages providing attractive returns, these results masked a very disparate performance between various sectors of the market. Large-capitalization stocks performed relatively well, while medium-capitalization and small-capitalization companies performed poorly because investors were willing to pay increasingly large premiums for liquidity. Companies that serve the consumer segment of the economy (including pharmaceutical, retail, broadcasting and entertainment companies) provided positive returns while companies serving the industrial sector of the economy (including companies in commodities, transportation and selected areas of technology) provided negative returns for the month. These results closely mirrored trends in the US economy, where high consumer confidence and rising consumer incomes have sustained strong auto, housing and other consumer-related markets. By contrast, the Asian economic turmoil negatively affected manufacturing, with orders, industrial production and inventories all showing deteriorating trends and earnings expectations being sharply reduced.

  This volatility produced a challenging investment environment. The stock market, as measured by the unmanaged Standard & Poor's 500 Index (S&P 500), provided a +4.06% total return in June. The US bond market continued to benefit from benign inflation, expectations for slowing economic growth and strong demand from non-US investors seeking the security of US Government securities. The unmanaged Merrill Lynch Domestic Bond Master Index provided a +0.87% total return, while money markets earned a +0.42% total return as measured by the three-month Treasury bill.

  While the stock market's fundamental underpinnings remain sound and the factors supporting the market's extraordinary advance are unlikely to reverse course in the near term, we question the potential for significant appreciation from current levels. Record high valuations combined with a demonstrable and, we believe, sustained slowdown in corporate earnings growth is not, in our view, a formula for a substantial stock market advance. Furthermore, the increasingly narrow universe of stocks propelling the market averages higher represents an unsound foundation upon which to build further significant gains, in our opinion. Meanwhile, we believe bonds continue to represent good value, with inflation-adjusted interest rates at historically above-average levels and inflationary pressures continuing to moderate. Consequently, we established a significant bond weighting in Capital Focus Fund. At June 30, 1998, we had 59.0% of the Fund's net assets

--------------------------------------------------------------------------------

invested in equities, 30.5% in fixed-income securities and 10.5% in cash equivalents.

  Within the equity component of Capital Focus Fund, 17 of our 42 holdings provided positive returns while 25 stocks declined in price since inception. On the plus side, shares of Federal-Mogul Corp., the auto parts supplier, rose over 11% as the company's consolidation strategies continued to produce attractive returns. Shares of Kansas City Southern Industries, Inc., the rail transportation and financial services firm, rose almost 11% as progress was made toward the separation of the company into two distinct operating units. Shares of American International Group, Inc., a large insurer, rose almost 9% in response to ongoing solid results despite the company's Asian exposure. On the downside, shares of Varian Associates, Inc., a diversified technology company, fell approximately 17% as a result of weakness in its semiconductor equipment business. Shares of the insurance company W.R. Berkeley Corporation fell 15% because of difficult pricing conditions in several of the company's markets. Shares of GenCorp, Inc., a diversified industrial and aerospace concern, fell 11% in response to the negative impact of the General Motors Corp. strike on the company's short-term results.

  Capital Focus Fund seeks to invest in above-average companies whose stocks sell at below-average valuation levels. On average, the stocks in the portfolio generated comparable returns on shareholder equity and have stronger balance sheets while offering faster earnings growth than the average company as measured by the S&P 500. However, as of June 30, 1998, these same stocks sold at an average price to earnings ratio of 23.9 times estimated 1998 earnings per share as compared to 25.9 times for the S&P 500, at 3.6 times book value per share as compared to 6.2 times for the S&P 500 and provide a competitive dividend yield. We believe this formula will provide superior risk-adjusted equity returns over time.

IN CONCLUSION

  We appreciate your investment in Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Kurt Schansinger
Kurt Schansinger
Senior Vice President and Senior Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                SINCE INCEPTION
                                                                TOTAL RETURN**
-------------------------------------------------------------------------------
Class A Shares                                                    -0.50%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

** The Fund commenced operations on 6/05/98.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
AGGREGATE TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (6/05/98) through 6/30/98                                       -0.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE      PERCENT OF
INDUSTRY                         HELD                  COMMON STOCKS                COST        (NOTE 1a)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE                           3,500      Boeing Co. (The)..............    $   160,269   $   155,969       1.4%
-----------------------------------------------------------------------------------------------------------------------
APPAREL                             4,500      +Fruit of the Loom, Inc.
                                                 (Class A)...................        160,740       149,344       1.4
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                    2,700      Federal-Mogul Corp. ..........        163,448       182,250       1.7
-----------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS                  3,200      +American Standard Companies,
                                                 Inc. .......................        143,663       143,000       1.3
                                    2,700      Masco Corporation.............        155,185       163,350       1.5
                                                                                 -----------   -----------     -----
                                                                                     298,848       306,350       2.8
-----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS                       4,400      United Dominion Industries,
                                                 Ltd. .......................        143,542       146,850       1.4
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                           2,100      duPont (E.I.) de Nemours &
                                                 Co. ........................        168,055       156,713       1.5
                                    2,000      Imperial Chemical Industries
                                                 PLC (ADR)* .................        141,895       129,000       1.2
                                                                                 -----------   -----------     -----
                                                                                     309,950       285,713       2.7
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES               4,200      Corning, Inc. ................        161,622       145,950       1.4
                                    5,100      GenCorp Inc. .................        146,148       128,775       1.2
                                    3,000      Rockwell International
                                                 Corporation.................        159,318       144,188       1.3
                                    1,700      United Technologies Corp. ....        157,289       157,250       1.5
                                    2,800      Varian Associates, Inc. ......        132,287       109,200       1.0
                                                                                 -----------   -----------     -----
                                                                                     756,664       685,363       6.4
-----------------------------------------------------------------------------------------------------------------------
DRUG STORES                         4,500      Rite Aid Corp. ...............        165,034       169,031       1.6
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                1,800      General Electric Co. .........        153,124       163,800       1.5
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                  2,400      Federal National Mortgage
                                                 Association.................        149,717       145,800       1.3
                                    1,300      Transamerica Corporation......        151,656       149,663       1.4
                                                                                 -----------   -----------     -----
                                                                                     301,373       295,463       2.7
-----------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE                     3,200      Diageo PLC (ADR)* ............        158,819       154,200       1.4
-----------------------------------------------------------------------------------------------------------------------
FOOTWEAR                            3,100      Nike, Inc. (Class B)..........        144,270       150,931       1.4
-----------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT                 4,600      +Tenet Healthcare Corp. ......        137,713       143,750       1.3
-----------------------------------------------------------------------------------------------------------------------
HOTELS & CASINOS                    3,500      +Sun International Hotels
                                                 Ltd. .......................        161,256       159,250       1.5
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                           1,600      Allstate Corporation..........        152,999       146,500       1.4
                                    1,100      American International Group,
                                                 Inc. .......................        147,683       160,600       1.5
                                    3,000      Berkley (W.R.) Corporation....        142,600       120,187       1.1
                                    4,500      Provident Companies, Inc. ....        160,203       155,250       1.4
                                    2,700      Travelers Group, Inc. ........        175,016       163,688       1.5
                                                                                 -----------   -----------     -----
                                                                                     778,501       746,225       6.9
-----------------------------------------------------------------------------------------------------------------------
LEISURE/HOTELS                      4,800      Carnival Corp. (Class A)......        169,960       190,200       1.8
                                    6,600      +Harrah's Entertainment,
                                                 Inc. .......................        156,940       153,450       1.4
                                                                                 -----------   -----------     -----
                                                                                     326,900       343,650       3.2
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS SUPPLIERS               2,300      Coastal Corp. ................        164,744       160,569       1.5
                                    3,900      El Paso Natural Gas Co. ......        144,729       149,175       1.4
                                    5,100      Williams Companies, Inc. .....        159,661       172,125       1.6
                                                                                 -----------   -----------     -----
                                                                                     469,134       481,869       4.5
-----------------------------------------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT                 4,600      McCormick & Company, Inc. ....        154,525       164,162       1.5
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                     2,300      TOTAL S.A. (ADR)* ............        149,498       150,362       1.4
                                    4,200      Unocal Corporation............        156,791       150,150       1.4
                                    4,700      Yacimientos Petroliferos
                                                 Fiscales S.A. (YPF)
                                                 (ADR)* .....................        147,937       141,294       1.3
                                                                                 -----------   -----------     -----
                                                                                     454,226       441,806       4.1
-----------------------------------------------------------------------------------------------------------------------
OIL--SERVICE                        3,200      Dresser Industries, Inc. .....        145,030       141,000       1.3
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE      PERCENT OF
INDUSTRY                         HELD                  COMMON STOCKS                COST        (NOTE 1a)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS             3,100      Kimberly-Clark Corp. .........    $   154,726   $   142,212       1.3%
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                           3,700      Kansas City Southern
                                                 Industries, Inc. ...........        165,689       183,612       1.7
                                    3,200      Union Pacific Corporation.....        147,127       141,200       1.3
                                                                                 -----------   -----------     -----
                                                                                     312,816       324,812       3.0
-----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                         2,500      McDonald's Corporation........        168,846       172,500       1.6
-----------------------------------------------------------------------------------------------------------------------
RETAIL TRADE                        2,000      Wal-Mart Stores, Inc. ........        115,299       121,500       1.1
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                      2,700      Motorola, Inc. ...............        140,027       141,919       1.3
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS                 6,435,080     6,369,919      59.0
-----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT           US GOVERNMENT OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------
                              $   750,000      US Treasury Bonds, 6% due
                                                 2/15/2026...................        762,890       780,233       7.2
                                               US Treasury Notes:
                                1,750,000      5.875% due 7/31/1999..........      1,755,293     1,756,282      16.3
                                  750,000      5.625% due 2/15/2006..........        749,473       753,045       7.0
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT
                                               OBLIGATIONS                         3,267,656     3,289,560      30.5
-----------------------------------------------------------------------------------------------------------------------
                                               SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY            1,066,000      Federal Home Loan
OBLIGATIONS**                                    Mortgage Corp., 5.85%
                                                 due 7/01/1998...............      1,065,827     1,065,827       9.9
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM INVESTMENTS        1,065,827     1,065,827       9.9
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS.............    $10,768,563    10,725,306      99.4
                                                                                 ===========
                                               OTHER ASSETS LESS
                                                 LIABILITIES.................                       62,861       0.6
                                                                                               -----------     -----
                                               NET ASSETS....................                  $10,788,167     100.0%
                                                                                               ===========     =====
-----------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost $10,768,563) (Note
  1a).......................................................            $10,725,306
Receivables:
  Interest..................................................  $75,116
  Capital shares sold.......................................   28,447
  Dividends.................................................    2,525       106,088
                                                              -------
Deferred organization expenses (Note 1f)....................                  7,067
                                                                        -----------
Total assets................................................             10,838,461
                                                                        -----------
-----------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank (Note 1h)..................................   24,893
  Securities purchased......................................   13,124
  Investment adviser (Note 2)...............................    4,098
  Capital shares redeemed...................................        6        42,121
                                                              -------
Accrued expenses and other liabilities......................                  8,173
                                                                        -----------
Total liabilities...........................................                 50,294
                                                                        -----------
-----------------------------------------------------------------------------------
NET ASSETS..................................................            $10,788,167
                                                                        ===========
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................            $   108,385
Paid-in capital in excess of par............................             10,700,352
Undistributed investment income--net........................                 18,108
Undistributed realized capital gains on investments--net....                  4,579
Unrealized depreciation on investments--net.................                (43,257)
                                                                        -----------
NET ASSETS..................................................            $10,788,167
                                                                        ===========
-----------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $10,788,167 and 1,083,849
  shares outstanding........................................            $      9.95
                                                                        ===========
-----------------------------------------------------------------------------------

   + The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
STATEMENT OF OPERATIONS FOR THE PERIOD JUNE 5, 1998+ TO JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned................................           $ 20,787
Dividends...................................................              2,525
                                                                       --------
Total income................................................             23,312
                                                                       --------
-------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $4,098
Transfer agent fees (Note 2)................................     258
Pricing services............................................     231
Registration fees (Note 1f).................................     227
Custodian fees..............................................     150
Accounting services (Note 2)................................     143
Amortization of organization expenses (Note 1f).............      80
Directors' fees and expenses................................       5
Professional fees...........................................       3
Other.......................................................       9
                                                              ------
Total expenses..............................................              5,204
                                                                       --------
Investment income--net......................................             18,108
                                                                       --------
-------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES
  1b, 1e & 3):
Realized gain on investments--net...........................              4,579
Unrealized depreciation on investments--net.................            (43,257)
                                                                       --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........           $(20,570)
                                                                       ========
-------------------------------------------------------------------------------

   + Commencement of operations.

See Notes to Financial Statements.
\

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                 JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSETS:                              TO JUNE 30, 1998
--------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $    18,108
Realized gain on investments--net...........................            4,579
Unrealized depreciation on investments--net.................          (43,257)
                                                                  -----------
Net decrease in net assets resulting from operations........          (20,570)
                                                                  -----------
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................        1,808,737
                                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................        1,788,167
Beginning of period.........................................        9,000,000
                                                                  -----------
End of period*..............................................      $10,788,167
                                                                  ===========
--------------------------------------------------------------------------------
* Undistributed investment income--net......................      $    18,108
                                                                  ===========
--------------------------------------------------------------------------------

   + Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ----------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                  FOR THE PERIOD
FINANCIAL STATEMENTS.                                          JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSET VALUE:                       TO JUNE 30, 1998
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $ 10.00
                                                                  -------
Investment income--net......................................          .02
Realized and unrealized loss on investments--net............         (.07)
                                                                  -------
Total from investment operations............................         (.05)
                                                                  -------
Net asset value, end of period..............................      $  9.95
                                                                  =======
------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       (0.50%)++
                                                                  =======
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .76%*
                                                                  =======
Investment income--net......................................        2.65%*
                                                                  =======
------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $10,788
                                                                  =======
Portfolio turnover..........................................        4.08%
                                                                  =======
------------------------------------------------------------------------------

   + Commencement of operations.

   ++ Aggregate total investment return.

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Prior to commencement of operations on June 5, 1998, the Fund had no operations other than those relating to organizational matters and the issuance of 900,000 Class A Shares of the Fund to MLLIC for $9,000,000. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Capital Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premiums paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated invest-

--------------------------------------------------------------------------------

ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (h) Custodian bank-- The Fund recorded an amount payable to the Custodian Bank resulting from an overdraft, which was replenished on July 2, 1998.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the period June 5, 1998 to June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $66 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the period June 5, 1998 to June 30, 1998 were $9,957,033 and $258,867, respectively.

  Net realized gains for the period June 5, 1998 to June 30, 1998 and net unrealized losses as of June 30, 1998 were as follows:

--------------------------------------------------------------------
                                              Realized    Unrealized
                                               Gains        Losses
--------------------------------------------------------------------
Long-term investments.......................   $4,571      $(43,257)
Short-term investments......................        8            --
                                               ------      --------
Total.......................................   $4,579      $(43,257)
                                               ======      ========
--------------------------------------------------------------------

  At June 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $43,257, of which $169,789 related to appreciated securities and $213,046 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $10,768,563.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $1,808,737 for the period June 5, 1998 to June 30, 1998.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
      Class A Shares for the Period                      Dollar
      June 5, 1998+ to June 30, 1998        Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  183,852    $1,808,763
Shares redeemed...........................       (3)          (26)
                                            -------    ----------
Net increase..............................  183,849    $1,808,737
                                            =======    ==========
-----------------------------------------------------------------

+ Prior to June 5, 1998 (commencement of operations), the Fund issued 900,000 shares to MLLIC for $9,000,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During the six-month period ended June 30, 1998, the Fund's Class A and Class B Shares had total returns of -17.31% and -17.32%, respectively. The unmanaged Morgan Stanley Capital International Emerging Markets Free Index declined 18.87% during the same period. Beneficial to performance were the Fund's overweighted positions in Greece and Portugal, whose markets rose 44.89% and 29.50%, respectively. Detrimental to the Fund's performance were its underweighted position in Brady Bonds, which rose 1.05%, and its overweighted position in Russia, whose market declined 59.34%. Also hurting the Fund's performance was its exposure to the Asian markets whose declines were very steep over the six-month period ended June 30, 1998. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Emerging Markets Free Index and are for the six-month period ended June 30, 1998.)

  The six months ended June 30, 1998 saw declines in many of the emerging markets. The steepest declines were in Asia, Latin America and Russia. Only in some of the European and Middle East/African countries did equity markets appreciate. Numerous powerful forces drove the declines. One was the recession in Japan and the weakness of its currency. This triggered concerns of another round of devaluations, which would start in China and South Korea and spread throughout Asia and the developing countries in other regions. Another force was the view, which became widely accepted, that Asia's economic problems would take more time and capital to solve than previously expected. In addition, there was growing concern that while wage pressures in the United States might necessitate raising interest rates, deflationary pressures from Asia constrained application of the appropriate US monetary policy. However, the continuous withdrawal of US investors from emerging markets mutual funds was possibly the most dominant force. Emerging markets fund managers, including ourselves, had to sell investments that might not otherwise have been sold. The resultant capital outflows worsened liquidity problems in some markets and spread the damage to remote and fundamentally unrelated markets. Indiscriminate selling of emerging markets stocks worldwide continues and is, in our view, creating many bargains in the markets in which we invest.

  Asian markets enjoyed a liquidity-driven rally in the first two months of 1998, but the gains were largely reversed in the weeks that followed. After the calm brought by the infusion of assets from the International Monetary Fund
(IMF), foreign portfolio investors and other sources, the depth of political and economic strains soon became evident. Riots in Indonesia (whose market fell 57.85%) resulted in President Suharto stepping down and the Indonesian rupiah approaching new lows against the dollar. Vice President Habibie was sworn in as interim president, and expressed his intention to follow through with the IMF austerity program. Subsequent calls for Habibie's immediate replacement raised the question of whether the populace in Indonesia and elsewhere would accept a long period of austerity under any leadership. For example, in South Korea (whose market rose 5.60%) a democratically elected president impressed investors with his will to implement IMF-mandated reforms, but his ability to do so is being hampered by the powerful chaebols and belligerent unions.

  Reports of full-blown recessions and deflation throughout the region--including Hong Kong and China (whose markets fell 26.15% and 35.27%, respectively), once considered relatively "safe havens"--confirmed the complexity and interrelated nature of the problems in these economies. It also became clear that as asset prices had just started to decline, the worst of the banks' non-performing loan ratios had yet to be seen and capital requirements would only grow. Even in Thailand (whose market was down 32.04%), where the first efforts at recapitalization by two of the largest banks were successful, it was acknowledged that the amount of capital raised would not be enough. Coincident with these problems in north and southeast Asia, nuclear tests were set off in India (whose market fell 15.82%) to appease the domestic constituents of the new leadership, and subsequently reciprocated by Pakistan despite the threat of sanctions by the United States to both countries.

  South Africa, the dominant market in the Middle East/African regions, declined 14.18%. The South African rand became vulnerable to currency speculation in light of weak commodity prices, a deteriorating trade balance and dwindling foreign currency reserves. The market's strong performance mid-period had been attributed to steady progress in reducing inflation and a consolidation process underway among South African companies. The latter was most evident in the financial services sector, one of the best-performing sectors in the market, which also benefited from declining interest rates. Among

--------------------------------------------------------------------------------

our holdings in South Africa, First National Bank Holdings, Ltd., one of the largest banks in South Africa, merged with Rand Merchant Bank to form FirstRand Limited. In addition to banking, the combined entity provides life insurance, pension management and asset management services.

  In Turkey, the stock market posted a loss of 14.28%. Despite improvement on the inflationary front, progress in privatizations and strong economic growth, political events are still the major forces on the stock market. The decision of Prime Minister Yilmaz to step down and allow the forming of an interim government triggered a rally in the market. The expectation of an orderly transition was seen to enable continuing efforts to pass legislation on tax and social security issues.

  The Israeli market remained resilient during the six months ended June 30, 1998 and appreciated 8.18%. With the economy slowing and real interest rates still high, a sharp decline in the consumer price index rate has enabled an easing of nominal interest rates which has been favorable for stocks, particularly the banks such as our holdings, Bank Leumi Le-Israel and Bank Hapoalim Ltd.

  Emerging Europe, where the portfolio has had overweighted investments for many years, enjoyed strong returns and again outperformed other emerging market regions during the six-month period. Companies in the region have benefited from their proximity and access to the more mature and growing markets of Western Europe. In addition, Greece (whose market was up 44.89%) is likely to benefit from reforms in the form of lower fiscal deficits and lower inflation, which would enable economic convergence with the European Union. Early this year, the Greek government devalued the drachma and announced various measures including privatizations, banking reforms and lower inflation targets. The reform agenda has raised expectations that Greece will meet the convergence criteria, much as have other Mediterranean countries such as Portugal, whose stock market continues to perform well (up 29.50%).

  However, the region was not immune to contagion afflicting other emerging markets around the world. The Hungarian market (which fell 0.12%) and the Polish market (which was up 15.44%) started to decline in May as liquidity problems in Russia mounted and speculation on the ruble rose. In general, Hungarian and Polish business fundamentals should not be affected by Russia's problems. However, in the short term, sentiment and capital flows often override stock and economic fundamentals. The Polish industrial group, Elektrim Spolka Akeyjna S.A., is one of the portfolio's larger holdings. Management of the company has demonstrated its value-added ability by streamlining the company's focus in those sectors that will have a more significant participation in Polish economic expansion. With activities in power construction and engineering and in telecommunications through its stake in a local cellular and telecommunications licensee, the company is well-positioned to benefit from increased infrastructure investment and sound economic growth in Poland.

  The problems in Russia during the last six months were numerous, although not extraordinary by Russian standards. Among the issues were: the bickering between President Yeltsin and the Duma over the appointment of a Prime Minister; the sharp decline in the reserve position; an inadequate tax collection system; the prospect of default on external debt; and delays in the disbursal of IMF funds. What was different this time was the unfavorable external environment, rooted in Asia's currency volatility, and deflationary pressures, which heightened nervousness about the ruble and led to a sell-off of domestic securities, particularly treasury bills. Thus, the Russian stock market declined 59.34%, and interest rates rose sharply.

  In Latin America, Brazil was affected in a fundamentally unwarranted way by Russia's problems and declined 15.94%. Investors focused on the similarities between Brazil and Russia (their large size, the importance of commodity exports, the growing trade deficits and the high level of debt). However, we believe there are important differences that favor Brazil. These include a longer tradition of capitalism and more highly developed capital markets; a more broad-based economy; a larger reserve position; and a more diversified debt exposure. We believe that some of the best bargains are in Brazilian stocks.

  Aside from the general nervousness prevailing in emerging markets, the weakness of the price of crude oil was a predominant driver of the Mexican market, which declined 22.23%. Concerns arose that lower oil export revenues and a growing current account deficit would trigger further budget cutting by a government known for its fiscal restraint. Adding to these concerns was a banking scandal involving several Mexican banks being investigated by the US Customs Service for drug money laundering.

IN CONCLUSION

  We once again would caution our investors that the volatility that our markets exhibited during the past six months is not uncommon. We have seen that each market may be affected as much by external developments as by the

--------------------------------------------------------------------------------

events that occur within any particular country.
In some instances, the reform process has made remarkable strides, while in others it is just beginning. The challenges many of the Asian countries and Russia face are not insurmountable; as we have seen, countries such as Mexico and Hungary emerged from their economic crises. Thus, while we caution our shareholders to expect further volatility, we also urge them to maintain a longer-term perspective since the reforms being undertaken in these countries will take time. Additionally, there are presently many new opportunities and a large number of attractive investments to be found in emerging markets.

  We appreciate your investment in Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Grace Pineda
Grace Pineda
Senior Vice President and Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -34.10%        -17.31%
-----------------------------------------------------------------------------------------
Class B Shares                                                   -18.03**       -17.32
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

** Total return is for the period from 11/03/97 (commencement of operations) to 6/30/98.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       -34.10%
--------------------------------------------------------------------------------
Inception (5/02/94) through 6/30/98                                       - 5.10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AGGREGATE TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (11/03/97) through 6/30/98                                     -18.03%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                                     SHARES HELD/                                                    VALUE       PERCENT OF
AFRICA            INDUSTRY            FACE AMOUNT            INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      BANKING                   14,465   Nedcor Ltd. (Ordinary)......  $    318,795   $    314,884        0.3%
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE &                46,203   South African Breweries
                  TOBACCO                              Ltd. .....................     1,205,531        958,634        0.8
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                5,700   Billiton PLC(f).............        20,604         11,555        0.0
                                            67,478   Rembrandt Controlling
                                                       Investments Ltd. .........       412,066        263,945        0.2
                                           171,708   Sasol Limited...............     1,820,116      1,003,090        0.9
                                                                                   ------------   ------------      -----
                                                                                      2,252,786      1,278,590        1.1
                  -----------------------------------------------------------------------------------------------------
                  FOREIGN                            Republic of South Africa
                  GOVERNMENT                           Bond:
                  OBLIGATIONS

                                     ZAR 3,300,000   12% due 2/28/2005...........       560,008        489,272        0.4
                                         2,800,000   13% due 8/31/2010...........       478,475        420,348        0.4
                                                                                   ------------   ------------      -----
                                                                                      1,038,483        909,620        0.8
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE              1,409,454   FirstRand Limited...........     1,956,195      2,181,298        1.9
                                            13,640   Liberty Life Association of
                                                       Africa Limited............       441,751        268,161        0.2
                                                                                   ------------   ------------      -----
                                                                                      2,397,946      2,449,459        2.1
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY                223,171   Gencor Ltd. ................       528,739        347,281        0.3
                  -----------------------------------------------------------------------------------------------------
                  MERCHANDISING            591,780   Pick'n Pay Stores Ltd. .....       796,521        724,629        0.6
                                            26,097   Pick'n Pay Stores
                                                       Ltd. (N Shares)...........        41,952         27,961        0.0
                                                                                   ------------   ------------      -----
                                                                                        838,473        752,590        0.6
                  -----------------------------------------------------------------------------------------------------
                  NEWSPAPER/PUBLISHING        47,230 Nasionale Pers Beperk (Class
                                                       N)........................       466,725        313,260        0.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN AFRICA      9,047,478      7,324,318        6.3
----------------------------------------------------------------------------------------------------------------------------
EUROPE
----------------------------------------------------------------------------------------------------------------------------
GREECE            BANKING                   14,996   Alpha Credit Bank S.A. .....     1,153,739      1,215,979        1.0
                                            16,549   Alpha Credit Bank S.A.
                                                       (Rights)(d)...............             0         29,379        0.0
                                            22,548   National Bank of Greece
                                                       S.A. .....................     2,502,771      2,890,218        2.5
                                                                                   ------------   ------------      -----
                                                                                      3,656,510      4,135,576        3.5
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE                 111,224   Hellenic Bottling Co.
                                                       S.A. .....................     2,769,823      3,437,128        3.0
                  -----------------------------------------------------------------------------------------------------
                  METAL FABRICATING         41,888   Elval S.A. .................       539,412        647,227        0.6
                  -----------------------------------------------------------------------------------------------------
                  OIL--INTEGRATED          145,219   +Hellenic Petroleum S.A. ...       909,803      1,186,367        1.0
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS        24,109   Hellenic Telecommunication
                                                       Organization (GDR)(b).....       279,362        309,799        0.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN GREECE      8,154,910      9,716,097        8.4
----------------------------------------------------------------------------------------------------------------------------
HUNGARY           BANKING                   41,668   OTP Bank....................     1,142,504      2,045,899        1.8
                  -----------------------------------------------------------------------------------------------------
                  HEALTH/PERSONAL           30,180   +Richter Gedeon Vegyeszeti
                  CARE                                 Gyar Reszvenytarsasag
                                                       (GDR)(b)..................     2,549,419      2,414,400        2.1
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 72,291   Mol Magyar Olay-es Gazipari
                  PRODUCERS                            Reszvenytarsasag
                                                       (GDR)(b)..................     1,999,283      1,951,857        1.7
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS       491,183   Magyar TavKozlesi
                                                       Reszvenytarsasag, Ltd.
                                                       (Matav)(Ordinary).........     2,395,320      2,852,581        2.5
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HUNGARY     8,086,526      9,264,737        8.1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

EUROPE                                  SHARES                                                       VALUE       PERCENT OF
(CONCLUDED)       INDUSTRY               HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
POLAND            AUTOMOTIVE                30,419   Debica S.A. ................  $    696,143   $    611,086        0.5%
                  -----------------------------------------------------------------------------------------------------
                  BANKING                   69,897   BIG Bank Gdanski S.A.
                                                       (GDR)(b)..................     1,655,764      1,359,497        1.2
                                           210,788   Wielkopolsky Bank Kredytowy
                                                       S.A. .....................     1,656,665      1,633,312        1.4
                                                                                   ------------   ------------      -----
                                                                                      3,312,429      2,992,809        2.6
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS                 47,559   +Computerland Poland
                                                       S.A. .....................     1,060,463        853,046        0.7
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL &             316,002   Elektrim Spolka Akeyjna
                  ELECTRONICS                          S.A. .....................     3,145,821      3,854,236        3.3
                  -----------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY           135,828   +NFI Piast S.A. Fund........       397,138        222,190        0.2
                                           125,438   +NFI Progress S.A. Fund.....       386,025        232,193        0.2
                                                                                   ------------   ------------      -----
                                                                                        783,163        454,383        0.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN POLAND      8,998,019      8,765,560        7.5
----------------------------------------------------------------------------------------------------------------------------
PORTUGAL          TELECOMMUNICATIONS        15,757   Portugal Telecom S.A. ......       640,315        835,514        0.7
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     PORTUGAL                           640,315        835,514        0.7
----------------------------------------------------------------------------------------------------------------------------
RUSSIA            ELECTRICAL                32,000   +Lenenergo..................        31,680         12,640        0.0
                  COMPONENTS &
                  DISTRIBUTION
                  -----------------------------------------------------------------------------------------------------
                  ENERGY SOURCES           275,000   Irkutskenergo...............        34,732         26,125        0.0
                  -----------------------------------------------------------------------------------------------------
                  NATURAL GAS               13,480   RAO Gazprom
                                                       (ADR)(a)(e)...............       212,310        149,291        0.1
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS        82,300   +Bashinformsvyaz............       220,980         57,610        0.1
                                            31,142   Nizhnovsvyazinform..........       164,974         38,928        0.0
                                             6,000   Tyumentlecom................        40,770          7,200        0.0
                                                                                   ------------   ------------      -----
                                                                                        426,724        103,738        0.1
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--              199,692   Bashkirenergo...............       117,784         15,177        0.0
                  ELECTRIC & GAS
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN RUSSIA        823,230        306,971        0.2
----------------------------------------------------------------------------------------------------------------------------
TURKEY            BANKING               83,139,150   Akbank T.A.S. (Ordinary)....     2,731,829      2,685,736        2.3
                                        45,303,110   Yapi ve Kredi Bankasi
                                                       A.S. .....................       753,230      1,157,168        1.0
                                                                                   ------------   ------------      -----
                                                                                      3,485,059      3,842,904        3.3
                  -----------------------------------------------------------------------------------------------------
                  BUILDING PRODUCTS      7,406,643   Adana Cimento Sanayii T.A.S.
                                                       (Class A).................       306,866        275,433        0.2
                                        48,889,588   Akcansa Cimento A.S. .......     1,458,927      1,505,877        1.3
                                                                                   ------------   ------------      -----
                                                                                      1,765,793      1,781,310        1.5
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD             13,600,000   Arcelik A.S. ...............       645,466        638,570        0.6
                  DURABLES
                  -----------------------------------------------------------------------------------------------------
                  RETAIL STORES          1,226,000   Migros Turk T.A.S. .........     1,094,572      1,197,356        1.0
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS       946,900   +Northern Electric
                  & EQUIPMENT                          Telekomunikasyon A.S.
                                                       NETAS.....................       315,404        252,535        0.2
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN TURKEY      7,306,294      7,712,675        6.6
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN EUROPE     34,009,294     36,601,554       31.5
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

     LATIN                           SHARES HELD/                                                    VALUE       PERCENT OF
    AMERICA       INDUSTRY            FACE AMOUNT            INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
ARGENTINA         BANKING                   33,041   Banco de Galicia y Buenos
                                                       Aires S.A. (ADR)(a).......  $    886,393   $    598,868        0.5%
                  -----------------------------------------------------------------------------------------------------
                  OIL & RELATED            126,275   Compania Naviera Perez
                                                       Companc S.A.C.F.I.M.F.A.
                                                       (Class B).................       624,614        633,996        0.5
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE                1,807   IRSA Inversiones y
                                                       Representaciones S.A.
                                                       (GDR)(b)..................        61,438         52,629        0.1
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     ARGENTINA                        1,572,445      1,285,493        1.1
----------------------------------------------------------------------------------------------------------------------------
BRAZIL            BANKING               76,743,523   Banco Bradesco S.A.
                                                       (Preferred)...............       650,407        640,359        0.6
                                         2,221,095   Banco Itau S.A.
                                                       (Preferred)...............     1,295,227      1,267,551        1.1
                                            36,481   Uniao de Bancos Brasileiros
                                                       S.A. (Unibanco)
                                                       (GDR)(b)..................     1,031,469      1,076,190        0.9
                                                                                   ------------   ------------      -----
                                                                                      2,977,103      2,984,100        2.6
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE               1,108,942   Companhia Cervejaria Brahma
                                                       S.A. PN (Preferred).......       803,405        690,392        0.6
                  -----------------------------------------------------------------------------------------------------
                  FOREIGN                            Republic of Brazil:
                  GOVERNMENT
                  BONDS

                                     US$ 1,179,934   Floating Rate 'C' Brady
                                                       Bonds, 7.25% due
                                                       4/15/2014(c)(h)...........       907,445        868,726        0.7
                                         1,231,000   Floating Rate 'L' Brady
                                                       Bonds, 5.50% due
                                                       4/15/2024(c)..............       888,399        864,778        0.7
                                           981,000   Global Bonds, 10.125% due
                                                       5/15/2027.................       883,530        844,641        0.7
                                                                                   ------------   ------------      -----
                                                                                      2,679,374      2,578,145        2.1
                  -----------------------------------------------------------------------------------------------------
                  METALS--STEEL             39,243   Companhia de Vale do Rio
                                                       Doce S.A. (Preferred).....       840,029        780,449        0.7
                                     Brl     10,296  Companhia de Vale do Rio
                                                       Doce S.A., 0.0% due
                                                       12/31/2049(g).............             0              0        0.0
                                                                                   ------------   ------------      -----
                                                                                        840,029        780,449        0.7
                  -----------------------------------------------------------------------------------------------------
                  OIL & RELATED          6,061,230   Petroleo Brasileiro S.A.--
                                                       Petrobras (Preferred).....     1,379,313      1,126,818        1.0
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS        47,126   Telecomunicacoes Brasileiras
                                                       S.A.--Telebras PN
                                                       (ADR)(a)..................     5,806,806      5,145,570        4.4
                                           915,000   +Telerj Celular S.A. (B
                                                       Shares)(Preferred)........        75,785         54,425        0.1
                                                                                   ------------   ------------      -----
                                                                                      5,882,591      5,199,995        4.5
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--           63,996,353   Companhia Energetica de
                  ELECTRICAL & GAS                     Minas Gerais S.A.(CEMIG)
                                                       (Preferred)...............     2,416,204      1,992,104        1.7
                                            28,830   Companhia Paranaense de
                                                       Energia S.A.--Copel
                                                       (ADR)(a)..................       482,804        266,677        0.2
                                                                                   ------------   ------------      -----
                                                                                      2,899,008      2,258,781        1.9
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN BRAZIL     17,460,823     15,618,680       13.4
----------------------------------------------------------------------------------------------------------------------------
MEXICO            BANKING                   85,900   +Grupo Financiero
                                                       Banamex--Accival, S.A.
                                                       de C.V. (BANACCI)
                                                       (Class B).................       256,949        167,325        0.1
                                            72,266   +Grupo Financiero Banorte,
                                                       S.A. de C.V.(Class B).....       116,075         80,439        0.1
                                                                                   ------------   ------------      -----
                                                                                        373,024        247,764        0.2
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

     LATIN
    AMERICA                          SHARES HELD/                                                    VALUE       PERCENT OF
  (CONCLUDED)     INDUSTRY            FACE AMOUNT            INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
MEXICO            BEVERAGE                  27,900   Panamerican Beverages, Inc.
(CONCLUDED)
                                                     (Class A) (US Registered
                                                       Shares)...................  $    897,022   $    877,106        0.8%
                  -----------------------------------------------------------------------------------------------------
                  BROADCAST--MEDIA          73,253   +Grupo Televisa, S.A. de
                                                       C.V. (GDR)(b).............     2,646,122      2,756,144        2.4
                  -----------------------------------------------------------------------------------------------------
                  BUILDING &                80,546   Apasco, S.A. de C.V. .......       319,984        425,413        0.4
                  CONSTRUCTION
                  -----------------------------------------------------------------------------------------------------
                  BUILDING                   3,717   Cementos Mexicanos, S.A. de
                  MATERIALS                            C.V. (Cemex)..............        13,959         13,943        0.0
                                           123,925   Cementos Mexicanos, S.A. de
                                                       C.V. (Cemex) (Class B)....       556,802        546,241        0.5
                                             3,578   Cementos Mexicanos, S.A. de
                                                       C.V. (Cemex) (Class B)
                                                       (ADR)(a)..................        37,569         31,535        0.0
                                                                                   ------------   ------------      -----
                                                                                        608,330        591,719        0.5
                  -----------------------------------------------------------------------------------------------------
                  FOREIGN                            United Mexican States:
                  GOVERNMENT
                  OBLIGATIONS

                                     US$ 1,043,000   Brady Par Bonds, 6.25% due
                                                       12/31/2019(c).............       881,505        857,881        0.7
                                           753,000   Global Bonds, 11.50% due
                                                     5/15/2026...................       888,491        854,655        0.7
                                                                                   ------------   ------------      -----
                                                                                      1,769,996      1,712,536        1.4
                  -----------------------------------------------------------------------------------------------------
                  HEALTH/PERSONAL          445,281   Kimberly-Clark de Mexico,
                  CARE                                 S.A. de C.V. (Series A)...     1,653,480      1,573,650        1.4
                  -----------------------------------------------------------------------------------------------------
                  LEISURE                   44,510   Grupo Carso, S.A. de C.V.
                                                       (ADR)(a)..................       559,157        359,196        0.3
                                           548,829   Grupo Carso, S.A. de C.V.
                                                       'A1'......................     3,080,684      2,266,424        1.9
                                                                                   ------------   ------------      -----
                                                                                      3,639,841      2,625,620        2.2
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS        49,984   Telefonos de Mexico, S.A. de
                                                       C.V. (ADR)(a).............     2,437,569      2,402,356        2.1
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN MEXICO     14,345,368     13,212,308       11.4
----------------------------------------------------------------------------------------------------------------------------
VENEZUELA         TELECOMMUNICATIONS        35,434   Compania Anonima Nacional
                                                       Telefonos de Venezuela
                                                       S.A.(CANTV) (ADR)(a)......     1,410,317        885,850        0.8
                  -----------------------------------------------------------------------------------------------------
                  TEXTILES                  56,406   Sudamtex de Venezuela
                                                       S.A.C.A. (ADR)(a)(e)......       754,724        154,084        0.1
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES                 40,112   C.A. La Electricidad de
                                                       Caracas, S.A.I.C.A.-
                                                       S.A.C.A. .................        33,162         18,149        0.0
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     VENEZUELA                        2,198,203      1,058,083        0.9
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     LATIN AMERICA                   35,576,839     31,174,564       26.8
----------------------------------------------------------------------------------------------------------------------------
     MIDDLE
      EAST
----------------------------------------------------------------------------------------------------------------------------
EGYPT             BANKING                    9,517   Commercial International
                                                       Bank (Egypt) S.A.E........        86,732        105,173        0.1
                                            50,826   Commercial International
                                                       Bank (Egypt) S.A.E.
                                                       (GDR)(b)..................       890,405        551,463        0.5
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN EGYPT         977,137        656,636        0.6
----------------------------------------------------------------------------------------------------------------------------
ISRAEL            BANKING                  846,680   Bank Hapoalim Ltd. .........     2,069,938      2,563,248        2.2
                                           543,140   Bank Leumi Le-Israel........     1,022,079      1,084,354        0.9
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN ISRAEL      3,092,017      3,647,602        3.1
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE
                                                     MIDDLE EAST                      4,069,154      4,304,238        3.7
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    PACIFIC                             SHARES                                                       VALUE       PERCENT OF
   BASIN/ASIA     INDUSTRY               HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
CHINA             AUTOMOBILES            1,026,000   Qingling Motor Company......  $    527,245   $    284,702        0.2%
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                 36,991   Beijing Yanhua Petrochemical
                                                       Company Ltd. (ADR)(a).....       372,053        221,946        0.2
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS       394,000   +Eastern Communications Co.,
                                                       Ltd. (Class B)............       335,060        231,672        0.2
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN CHINA       1,234,358        738,320        0.6
----------------------------------------------------------------------------------------------------------------------------
HONG KONG         CELLULAR                 253,625   Smartone
                  TELEPHONES                           Telecommunications........       670,543        618,669        0.5
                  -----------------------------------------------------------------------------------------------------
                  CEMENT                 8,832,000   Anhui Conch Cement Co.
                                                       Ltd. .....................     2,294,608      1,231,084        1.1
                  -----------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY         7,483,927   Sinocan Holdings Ltd. ......     2,362,810        299,430        0.3
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE              529,297   Henderson China Holding
                                                       Ltd. .....................       541,163        206,647        0.2
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS     1,947,000   City Telecom (H.K.) Ltd. ...       324,622        128,157        0.1
                  & EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  TRANSPORTATION         3,937,000   Sichuan Expressway Co. .....       422,247        376,012        0.3
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--ELECTRIC       799,000  Beijing Datang Power
                                                       Generation Company Limited
                                                       (Class H).................       364,737        224,290        0.2
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HONG
                                                     KONG                             6,980,730      3,084,289        2.7
----------------------------------------------------------------------------------------------------------------------------
INDIA             BUILDING                  24,202   Gujarat Ambujaya Cements
                  MATERIALS &                          Ltd. (GDR)(b).............       177,885        114,354        0.1
                  COMPONENTS
                  -----------------------------------------------------------------------------------------------------
                  COMPUTER SOFTWARE         19,400   Pentafour Software & Exports
                                                       Ltd. .....................       369,754        290,197        0.2
                  -----------------------------------------------------------------------------------------------------
                  FINANCIAL                102,000   Industrial Credit &
                  SERVICES                             Investment Corporation of
                                                       India Ltd. (ICICI)........       254,082        186,638        0.1
                                            78,064   Industrial Credit &
                                                       Investment Corporation of
                                                       India Ltd. (ICICI)
                                                       (GDR)(b)..................       768,720        798,204        0.7
                                                                                   ------------   ------------      -----
                                                                                      1,022,802        984,842        0.8
                  -----------------------------------------------------------------------------------------------------
                  LEISURE                   13,000   EIH Ltd. ...................       131,532         67,397        0.1
                                            65,822   EIH Ltd. (GDR)(b)(e)........       893,147        350,502        0.3
                                                                                   ------------   ------------      -----
                                                                                      1,024,679        417,899        0.4
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS        42,000   Mahanagar Telephone Nigam
                                                       Ltd.......................       314,461        177,135        0.2
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN INDIA       2,909,581      1,984,427        1.7
----------------------------------------------------------------------------------------------------------------------------
INDONESIA         CEMENT                   355,000   P.T. Semen Gresik...........       269,082        204,247        0.2
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS        67,800   P.T. Indonesian Satellite
                                                       Corp. (Indosat) (ADR)(a)..     1,486,922        754,275        0.6
                                            53,025   P.T. Telekomunikasi
                                                       Indonesia (ADR)(a)........       498,197        308,208        0.3
                                                                                   ------------   ------------      -----
                                                                                      1,985,119      1,062,483        0.9
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     INDONESIA                        2,254,201      1,266,730        1.1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                              SHARES                                                       VALUE       PERCENT OF
(CONCLUDED)       INDUSTRY               HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          BANKING                   44,000   Malayan Banking BHD.........  $     81,453   $     44,398        0.0%
                                           384,000   +Malayan Banking BHD (New
                                                       Shares)...................       721,242        378,206        0.3
                                                                                   ------------   ------------      -----
                                                                                        802,695        422,604        0.3
                  -----------------------------------------------------------------------------------------------------
                  FOOD                     133,000   Nestle (Malaysia) BHD.......       943,291        603,597        0.5
                  -----------------------------------------------------------------------------------------------------
                  METAL                    343,000   Magnum Corporation BHD......       435,567        127,512        0.1
                  -----------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY            16,000   Hicom Holdings BHD..........         9,920          4,056        0.0
                  -----------------------------------------------------------------------------------------------------
                  NATURAL GAS              179,000   Petronas Gas BHD............       659,588        332,722        0.3
                  -----------------------------------------------------------------------------------------------------
                  OIL & RELATED            298,700   Petronas Dagangan BHD.......       644,680        236,508        0.2
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS       734,000   Telekom Malaysia BHD........     2,159,477      1,240,314        1.1
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                   61,000   Rothmans of Pall Mall
                                                       (Malaysia) BHD............       579,337        423,355        0.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     MALAYSIA                         6,234,555      3,390,668        2.9
----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       ELECTRONIC                17,983   Samsung Display Devices.....       786,146        492,235        0.4
                  COMPONENT
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                41,300   Samsung Electronics Co.,
                  INSTRUMENTS                          Ltd. .....................     1,868,900      1,281,204        1.1
                  -----------------------------------------------------------------------------------------------------
                  STEEL                     45,910   Pohang Iron & Steel
                                                       Co., Ltd. ................     2,277,272      1,508,261        1.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SOUTH
                                                     KOREA                            4,932,318      3,281,700        2.8
----------------------------------------------------------------------------------------------------------------------------
TAIWAN            BANKING                1,585,000   +E. Sun Commercial Bank.....     1,191,175        853,614        0.7
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC               100,000   +Mosel Vitelic Inc. ........       137,798         91,700        0.1
                  COMPONENT
                  -----------------------------------------------------------------------------------------------------
                  PLASTICS                 362,520   Formosa Plastics
                                                       Corporation...............       673,578        496,010        0.4
                  -----------------------------------------------------------------------------------------------------
                  STEEL                    595,000   China Steel Corporation.....       392,690        363,745        0.3
                  -----------------------------------------------------------------------------------------------------
                  TRANSPORT                869,400   +Yang Ming Marine
                  SERVICES                             Transport.................       743,061        544,150        0.5
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN TAIWAN      3,138,302      2,349,219        2.0
----------------------------------------------------------------------------------------------------------------------------
THAILAND          BANKING                  391,800   Bangkok Bank Public Company,
                                                       Ltd. (Registered
                                                       Shares)...................     1,533,072        482,787        0.4
                                           251,000   Thai Farmers Bank Co.
                                                       Ltd. .....................       966,570        221,558        0.2
                                                                                   ------------   ------------      -----
                                                                                      2,499,642        704,345        0.6
                  -----------------------------------------------------------------------------------------------------
                  BUILDING PRODUCTS        281,802   +Siam City Cement Public
                                                       Company Limited...........       980,763        200,333        0.2
                  -----------------------------------------------------------------------------------------------------
                  TELEVISION                97,200   BEC World Public Company
                                                       Limited...................       870,587        375,441        0.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     THAILAND                         4,350,992      1,280,119        1.1
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE
                                                     PACIFIC BASIN/ASIA              32,035,037     17,375,472       14.9
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

   SHORT-TERM                            FACE                                                        VALUE       PERCENT OF
   SECURITIES                           AMOUNT               INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                    US$ 2,000,000   Clipper Receivables Corp.,
                                                       5.53% due 7/07/1998.......  $  1,997,849   $  1,997,849        1.7%
                                         4,621,000   General Motors Acceptance
                                                       Corp., 6.50% due
                                                       7/01/1998.................     4,620,166      4,620,166        4.0
                                                     Park Avenue Receivables
                                                       Corp.:
                                         2,634,000   5.55% due 7/02/1998.........     2,633,188      2,633,188        2.3
                                         2,000,000   5.58% due 7/17/1998.........     1,994,730      1,994,730        1.7
                                         3,374,000   Three Rivers Funding Corp.,
                                                       5.63% due 7/14/1998.......     3,366,613      3,366,613        2.9
                                                                                   ------------   ------------      -----
                                                                                     14,612,546     14,612,546       12.6
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY OBLIGATIONS*        4,000,000   Federal Home Loan Mortgage
                                                       Corp., 5.44% due
                                                       7/09/1998.................     3,994,560      3,994,560        3.4
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN
                                                     SHORT-TERM SECURITIES           18,607,106     18,607,106       16.0
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS...........  $133,344,908    115,387,252       99.2
                                                                                   ============
                                                     OTHER ASSETS LESS
                                                       LIABILITIES...............                      936,305        0.8
                                                                                                  ------------      -----
                                                     NET ASSETS..................                 $116,323,557      100.0%
                                                                                                  ============      =====
----------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase of the Fund.

+ Non-income producing security.

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

(d) The rights may be exercised until 7/09/1998.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issue is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

(g) Received through a bonus issue from Companhia de Vale do Rio Doce S.A. As of June 30, 1998, the bonds have not commenced trading and the coupon rate has not been determined.

(h) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$133,344,908) (Note
  1a).......................................................               $115,387,252
Cash........................................................                        483
Foreign cash (Note 1c)......................................                    915,679
Receivables:
  Securities sold...........................................  $1,515,095
  Dividends.................................................     339,952
  Interest..................................................     114,808
  Capital shares sold.......................................       6,225      1,976,080
                                                              ----------
Prepaid expenses and other assets...........................                     17,443
                                                                           ------------
Total assets................................................                118,296,937
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   1,734,441
  Investment adviser (Note 2)...............................     105,942
  Capital shares redeemed...................................      85,608      1,925,991
                                                              ----------
Accrued expenses and other liabilities......................                     47,389
                                                                           ------------
Total liabilities...........................................                  1,973,380
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $116,323,557
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................               $  1,542,238
Class B Shares Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................                      2,575
Paid-in capital in excess of par............................                153,664,556
Undistributed investment income--net........................                    680,389
Accumulated realized capital losses on investments and
  foreign currency transactions--net (Note 5)...............                (21,611,702)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................                (17,954,499)
                                                                           ------------
NET ASSETS..................................................               $116,323,557
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $116,129,695 and 15,422,377
  shares outstanding........................................               $       7.53
                                                                           ============
Class B--Based on net assets of $193,862 and 25,750 shares
  outstanding...............................................               $       7.53
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $69,511 withholding tax on foreign
  dividends)................................................                 $  1,894,580
Interest and discount earned................................                      405,132
Other income................................................                        2,627
                                                                             ------------
Total income................................................                    2,302,339
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $    676,706
Custodian fees..............................................       150,951
Accounting services (Note 2)................................        10,968
Professional fees...........................................         5,601
Printing and shareholder reports............................         5,083
Pricing services............................................         4,965
Transfer agent fees (Note 2)................................         2,392
Directors' fees and expenses................................         1,483
Registration fees...........................................           163
Distribution fees--Class B (Note 2).........................            50
Other.......................................................        17,413
                                                              ------------
Total expenses before reimbursement.........................       875,775
Reimbursement of expenses (Note 2)..........................       (29,843)
                                                              ------------
Total expenses after reimbursement..........................                      845,932
                                                                             ------------
Investment income--net......................................                    1,456,407
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized loss from:
  Investments--net..........................................   (16,743,212)
  Foreign currency transactions--net........................      (296,177)   (17,039,389)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    (8,909,324)
  Foreign currency transactions--net........................         7,622     (8,901,702)
                                                              ------------   ------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................                  (25,941,091)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(24,484,684)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 1998    DECEMBER 31, 1997
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,456,407       $  1,501,958
Realized loss on investments and foreign currency
  transactions--net.........................................   (17,039,389)        (1,024,097)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    (8,901,702)       (13,340,095)
                                                              ------------       ------------
Net decrease in net assets resulting from operations........   (24,484,684)       (12,862,234)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................    (1,752,375)        (1,771,806)
  Class B...................................................          (388)                --
                                                              ------------       ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (1,752,763)        (1,771,806)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................     1,078,255         60,517,887
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (25,159,192)        45,883,847
Beginning of period.........................................   141,482,749         95,598,902
                                                              ------------       ------------
End of period*..............................................  $116,323,557       $141,482,749
                                                              ============       ============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    680,389       $    973,652
                                                              ============       ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                         CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           ------------------------------------------------------------------
FINANCIAL STATEMENTS.                                                           FOR THE YEAR ENDED
                                                          FOR THE SIX              DECEMBER 31,            FOR THE PERIOD
                                                         MONTHS ENDED     ------------------------------   MAY 2, 1994+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                 JUNE 30, 1998+++    1997       1996       1995      DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............         $   9.22       $  10.05    $  9.32    $  9.51       $ 10.00
                                                           --------       --------    -------    -------       -------
Investment income--net............................              .09            .11        .20        .20           .09
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net..........            (1.67)          (.75)       .76       (.30)         (.58)
                                                           --------       --------    -------    -------       -------
Total from investment operations..................            (1.58)          (.64)       .96       (.10)         (.49)
                                                           --------       --------    -------    -------       -------
Less dividends from investment income--net........             (.11)          (.19)      (.23)      (.09)           --
                                                           --------       --------    -------    -------       -------
Net asset value, end of period....................         $   7.53       $   9.22    $ 10.05    $  9.32       $  9.51
                                                           ========       ========    =======    =======       =======
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................          (17.31%)++      (6.53%)    10.59%     (1.08%)       (4.90%)++
                                                           ========       ========    =======    =======       =======
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement....................            1.25%*         1.25%      1.25%      1.25%         1.29%*
                                                           ========       ========    =======    =======       =======
Expenses..........................................            1.29%*         1.42%      1.31%      1.36%         1.35%*
                                                           ========       ========    =======    =======       =======
Investment income--net............................            2.15%*         1.15%      2.42%      2.73%         2.18%*
                                                           ========       ========    =======    =======       =======
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........         $116,130       $141,451    $95,599    $55,209       $36,676
                                                           ========       ========    =======    =======       =======
Portfolio turnover................................           62.35%         93.62%     87.33%     62.53%        29.79%
                                                           ========       ========    =======    =======       =======
--------------------------------------------------------------------------------------------------------------------------

   + Commencement of operations.

 +++ Based on average shares outstanding.

   ++ Aggregate total investment return.

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                            CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  -----------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   FOR THE SIX       FOR THE PERIOD
FINANCIAL STATEMENTS.                                          MONTHS ENDED       NOV. 3, 1997+
INCREASE (DECREASE) IN NET ASSET VALUE:                       JUNE 30, 1998+++   TO DEC. 31, 1997
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $  9.22            $  9.30
                                                                  -------            -------
Investment income--net......................................          .08                .01
Realized and unrealized loss on investments and foreign
  currency transactions--net................................        (1.66)              (.09)
                                                                  -------            -------
Total from investment operations............................        (1.58)              (.08)
                                                                  -------            -------
Less dividends from investment income--net..................         (.11)                --
                                                                  -------            -------
Net asset value, end of period..............................      $  7.53            $  9.22
                                                                  =======            =======
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      (17.32%)++          (0.86%)++
                                                                  =======            =======
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        1.40%*             1.39%*
                                                                  =======            =======
Expenses....................................................        1.46%*             1.58%*
                                                                  =======            =======
Investment income--net......................................        2.03%*             1.16%*
                                                                  =======            =======
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $   194            $    32
                                                                  =======            =======
Portfolio turnover..........................................       62.35%             93.62%
                                                                  =======            =======
-------------------------------------------------------------------------------------------------

  +Commencement of operations.
+++Based on average shares outstanding.
 ++Aggregate total investment return.
 * Annualized.
** Total investment return excludes insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Developing Capital Markets Focus Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments

--------------------------------------------------------------------------------

are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of 0.15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA. For the six months ended June 30, 1998, MLAM earned fees of $676,706, of which $29,843 was voluntarily waived.

  For the six months ended June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $27,899 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $75,974,767 and $78,384,516, respectively.

  Net realized losses for the six months ended June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:

--------------------------------------------------------------------
                                         Realized       Unrealized
                                          Losses      Gains (Losses)
--------------------------------------------------------------------
Long-term investments................  $(16,743,089)   $(17,957,656)
Short-term investments...............          (123)             --
Foreign currency transactions........      (296,177)          3,157
                                       ------------    ------------
Total................................  $(17,039,389)   $(17,954,499)
                                       ============    ============
--------------------------------------------------------------------

  At June 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $17,957,656, of which $5,477,294 related to appreciated securities and $23,434,950 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $133,344,908.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $1,078,255 and $60,517,887 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1998                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,237,450    $ 10,958,441
Shares issued to shareholders in
 reinvestment of dividends............      192,357       1,752,375
                                         ----------    ------------
Total issued..........................    1,429,807      12,710,816
Shares redeemed.......................   (1,347,653)    (11,813,407)
                                         ----------    ------------
Net increase..........................       82,154    $    897,409
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   7,394,743    $ 77,069,163
Shares issued to shareholders in
 reinvestment of dividends...........     176,082       1,736,172
                                       ----------    ------------
Total issued.........................   7,570,825      78,805,335
Shares redeemed......................  (1,738,665)    (18,318,396)
                                       ----------    ------------
Net increase.........................   5,832,160    $ 60,486,939
                                       ==========    ============
-----------------------------------------------------------------

-------------------------------------------------------------------
Class B Shares for the Six Months Ended                   Dollar
June 30, 1998                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................       22,315    $    180,917
Shares issued to shareholders in
 reinvestment of dividends............           43             388
                                         ----------    ------------
Total issued..........................       22,358         181,305
Shares redeemed.......................          (56)           (459)
                                         ----------    ------------
Net increase..........................       22,302    $    180,846
                                         ==========    ============
-------------------------------------------------------------------

------------------------------------------------------------------
    Class B Shares for the Period                        Dollar
November 3, 1997+ to December 31, 1997    Shares         Amount
------------------------------------------------------------------
Shares sold..........................        5,548    $     50,330
Shares redeemed......................       (2,100)        (19,382)
                                        ----------    ------------
Net increase.........................        3,448    $     30,948
                                        ==========    ============
------------------------------------------------------------------
+ Commencement of operations.

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1997, the Fund had net capital loss carryforward of approximately $2,114,000, of which $2,024,000 expires in 2003 and $90,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. COMMITMENTS:

At June 30, 1998, the Fund had entered into foreign exchange contracts, under which it agreed to purchase and sell various foreign currencies with a values of approximately $22,000 and $216,000, respectively.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six-month period ended June 30, 1998, Domestic Money Market Fund's net annualized yield for Class A Shares was 5.17%*. The Fund's 7-day yield as of June 30, 1998 was 5.12%. The average portfolio maturity was 75 days at June 30, 1998, compared to 72 days at December 31, 1997.

THE ENVIRONMENT

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on the US capital markets.

  During the six-month period ended June 30, 1998, we maintained a constructive average life for the Fund in order to take advantage of a trend toward lower interest rates.

  The Fund's composition at the end of June and as of our last report is detailed below:

------------------------------------------------------
             Issue                6/30/98     12/31/97
------------------------------------------------------
Bank Notes......................    17.2%       11.1%
Certificates of Deposit.........     2.0         3.4
Commercial Paper................    44.3        55.5
Corporate Notes.................    14.1        10.2
Funding Agreements..............     3.0         1.6
Master Notes....................     2.4         2.5
US Government Agency &
  Instrumentality
  Obligations--Discount.........     0.8         3.5
US Government Agency &
  Instrumentality
  Obligations--Non-Discount.....    16.6        15.3
Liabilities in Excess of Other
  Assets........................    (0.4)       (3.1)
                                   -----       -----
Total...........................   100.0%      100.0%
                                  ========    ========
------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

August 3, 1998

---------------

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                                 FACE                                                    INTEREST   MATURITY      VALUE
                                AMOUNT                         ISSUE                      RATE*       DATE      (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
BANK NOTES--17.2%             $ 4,000,000      American Express Centurion Bank+......          5.616%  2/12/99 $  4,000,000
                                1,000,000      American Express Centurion Bank+......          5.598  3/19/99     1,000,000
                                1,900,000      Bank of New York (The)................          5.85  8/20/98      1,901,235
                                1,900,000      Comerica Bank, Detroit+...............          5.566  2/02/99     1,899,566
                                1,400,000      Comerica Bank, Detroit+...............          5.556  2/09/99     1,399,587
                                4,000,000      FCC National Bank+....................          5.55  2/23/99      3,998,234
                                1,900,000      FCC National Bank.....................          5.65  3/03/99      1,897,408
                                2,000,000      FNB of Chicago........................          5.89  8/26/98      2,001,973
                                2,000,000      FNB of Chicago........................          5.52  2/16/99      1,995,666
                                1,000,000      FNB of Chicago+.......................          5.55  2/23/99        999,558
                                1,800,000      First Tennessee Bank N.A., Memphis....          5.82  4/30/99      1,800,033
                                3,000,000      Huntington National Bank+.............          5.546  1/20/99     2,999,182
                                2,300,000      KeyBank National Association+.........          5.52  8/20/98      2,299,769
                                4,000,000      KeyBank National Association+.........          5.52  8/28/98      3,999,570
                                1,400,000      LaSalle National Bank, Chicago........          5.75 10/08/98      1,399,272
                                1,900,000      LaSalle National Bank, Chicago........          5.55  2/05/99      1,896,321
                                4,600,000      LaSalle National Bank, Chicago........          5.55  2/08/99      4,591,000
                                1,000,000      LaSalle National Bank, Chicago........          5.55  2/16/99        998,014
                                1,000,000      LaSalle National Bank, Chicago........          5.55  2/22/99        998,003
                                5,800,000      PNC Bank N.A.+........................          5.60 10/01/98      5,799,010
                                8,000,000      PNC Bank N.A.+........................          5.57  1/29/99      7,996,758
                                2,000,000      US Bank N.A.+.........................          5.547  8/28/98     1,999,828
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES (COST--$57,884,116)                              57,869,987
---------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF
DEPOSIT--2.0%

                                2,750,000      Chase Manhattan Bank USA N.A..........          5.87  7/21/98      2,750,573
                                4,000,000      Chase Manhattan Bank USA N.A..........          5.75 10/06/98      3,997,830
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT (COST--$6,750,000)                   6,748,403
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--44.3%         5,166,000      Aesop Funding Corp. ..................          5.54  7/08/98      5,160,435
                                3,809,000      Aesop Funding Corp. ..................          5.54  7/14/98      3,801,380
                                3,500,000      Aesop Funding Corp. ..................          5.54  7/23/98      3,488,151
                                1,328,000      Aesop Funding Corp. ..................          5.54  7/29/98      1,322,278
                                6,000,000      Apreco, Inc. .........................          5.55  8/06/98      5,966,700
                               10,000,000      Apreco, Inc. .........................          5.52  8/21/98      9,920,667
                                5,019,000      Atlantic Asset Securitization
                                                 Corp. ..............................          5.60  7/20/98      5,004,166
                                7,196,000      Block Financial Corp. ................          5.52  9/03/98      7,124,360
                                4,440,000      Carnival (UK) PLC.....................          5.52  8/19/98      4,406,157
                                6,750,000      Carnival (UK) PLC.....................          5.53  8/19/98      6,698,550
                                7,103,000      Concord Minutemen Capital Co. LLC.....          6.50  7/01/98      7,103,000
                                  510,000      Countrywide Home Loans, Inc. .........          5.53  7/21/98        508,428
                                  311,000      Countrywide Home Loans, Inc. .........          5.53  8/03/98        309,418
                                2,500,000      Countrywide Home Loans, Inc. .........          5.60  8/18/98      2,481,333
                                4,110,000      Countrywide Home Loans, Inc. .........          5.54  8/28/98      4,072,919
                                2,643,000      Countrywide Home Loans, Inc. .........          5.53  8/31/98      2,617,697
                                2,722,000      Countrywide Home Loans, Inc. .........          5.535  9/02/98     2,695,324
                                  861,000      Countrywide Home Loans, Inc. .........          5.53  9/03/98        852,428
                                  613,000      Finova Capital Corp. .................          5.55  7/29/98        610,354
                                9,002,000      Finova Capital Corp. .................          5.50  7/31/98      8,960,366
                                5,000,000      Finova Capital Corp. .................          5.50  8/04/98      4,973,792
                                4,000,000      General Electric Capital Corp.........          5.47  2/18/99      3,857,191
                               11,191,000      Lehman Brothers Holdings Inc. ........          5.54  9/23/98     11,044,771
                                5,262,000      Lehman Brothers Holdings Inc. ........          5.54 12/22/98      5,120,593
                                3,500,000      Lexington Parker Capital Co., LLC.....          5.57  7/10/98      3,495,126
                               10,147,000      Lexington Parker Capital Co., LLC.....          5.53  7/17/98     10,122,061
                                1,000,000      Morgan Stanley, Dean Witter & Co.+....          5.647 12/24/98     1,000,000
                                2,200,000      Morgan Stanley, Dean Witter & Co.+....          5.616  1/22/99     2,200,000
                                1,000,000      Morgan Stanley, Dean Witter & Co.+....          5.616  2/08/99     1,000,000
                                1,263,000      Republic Industries Funding Corp......          5.53  7/02/98      1,262,806
                                6,000,000      Riverwoods Funding Corp. .............          5.49  7/24/98      5,978,725
                                1,520,000      Riverwoods Funding Corp. .............          5.53  8/31/98      1,505,448

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                                    INTEREST   MATURITY      VALUE
                                AMOUNT                         ISSUE                      RATE*       DATE      (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--
(CONCLUDED)

                              $ 8,000,000      Salomon, Smith Barney Holdings,
                                                 Inc. ...............................          5.48%  7/16/98  $  7,981,500
                                6,537,000      Salomon, Smith Barney Holdings,
                                                 Inc. ...............................          5.51  8/14/98      6,492,657
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$149,149,009)                      149,138,781
---------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--14.1%          4,000,000      Asset-Backed Securities Investment
                                                 Trust (ABSIT) 1997-F+...............          5.616  9/15/98     4,000,000
                                1,040,000      Associates Corp. of North America.....          6.75  6/28/99      1,048,216
                                3,000,000      CIT Group Holdings, Inc. (The)........          6.50  7/13/98      3,002,361
                                  500,000      CIT Group Holdings, Inc. (The)+.......          5.58  8/17/98        499,944
                                1,300,000      CIT Group Holdings, Inc. (The)+.......          5.64  1/12/99      1,299,662
                                1,300,000      CIT Group Holdings, Inc. (The)+.......          5.55  5/24/99      1,299,204
                                2,750,000      CIT Group Holdings, Inc. (The)+.......          5.54  6/28/99      2,747,830
                                  224,148      Chase Manhattan Auto Owner Trust
                                                 1998-A, Class A-1++.................          5.549  3/12/99       224,058
                                  689,051      Ford Owner Trust 1998-A+++............          5.545  2/16/99       687,755
                                1,400,000      General Electric Capital Corp.+.......          5.57  6/03/99      1,399,366
                                1,000,000      General Motors Acceptance Corp. ......          6.375  7/02/98     1,000,031
                                2,000,000      General Motors Acceptance Corp. ......          7.15  4/30/99      2,020,540
                                1,500,000      General Motors Acceptance Corp. ......          6.55  6/04/99      1,509,600
                                3,425,000      General Motors Acceptance Corp. ......          7.375  6/09/99     3,472,608
                                  500,000      General Motors Acceptance Corp. ......          7.25  6/22/99        507,160
                                  900,000      General Motors Acceptance Corp.+......          5.721  2/27/01       899,037
                                3,000,000      Goldman Sachs Group, L.P. ............          5.679  3/26/99     3,000,660
                                  700,000      Goldman Sachs Group, L.P. ............          5.656  7/13/99       700,000
                                3,750,000      IBM Credit Corp. .....................          5.868  8/13/98     3,753,511
                                2,000,000      IBM Credit Corp.+.....................          5.635 11/23/98     1,999,655
                                2,750,000      IBM Credit Corp. .....................          6.625  4/19/99     2,766,775
                                  600,000      Morgan Stanley, Dean Witter & Co.+....          5.606  1/15/99       600,090
                                2,000,000      Morgan Stanley, Dean Witter & Co. ....          5.625  3/01/99     1,992,800
                                  241,367      Newcourt Receivables Asset Trust
                                                 1997-1++............................          5.815 12/21/98       241,483
                                2,900,000      Norwest Financial, Inc. ..............          6.00 10/13/98      2,901,450
                                  378,946      Premier Auto Trust 1998-1++...........          5.545 11/06/98       378,670
                                  464,895      Premier Auto Trust 1998-2++...........          5.607 12/06/98       464,635
                                1,363,351      Premier Auto Trust 1998-3++...........          5.62  2/08/99      1,363,351
                                1,900,000      Student Loan Marketing Association....          4.50  8/02/99      1,876,820
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES (COST--$47,661,631)                         47,657,272
---------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--3.0%        5,000,000      Allstate Life Insurance Co.+..........          5.69  6/30/99      5,000,000
                                5,000,000      Jackson National Life Insurance
                                                 Co.+................................          5.672  5/03/99     5,000,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS (COST--$10,000,000)                      10,000,000
---------------------------------------------------------------------------------------------------------------------------
MASTER NOTES--2.4%              8,000,000      Goldman Sachs Group L.P.+.............          5.652  1/20/99     8,000,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MASTER NOTES (COST--$8,000,000)                              8,000,000
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY &
INSTRUMENTALITY
OBLIGATIONS--
DISCOUNT--0.8%

                                   40,000      Federal Home Loan Mortgage Corp. .....          5.45  7/01/98         40,000
                                   73,000      Federal Home Loan Mortgage Corp. .....          5.49  8/07/98         72,593
                                   40,000      Federal Home Loan Mortgage Corp. .....          5.50  8/07/98         39,777
                                2,455,000      Federal National Mortgage
                                                 Association.........................          5.46  7/06/98      2,453,145
                                   45,000      Federal National Mortgage
                                                 Association.........................          5.49  7/27/98         44,824
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--DISCOUNT (COST--$2,650,322)                           2,650,339
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                    INTEREST   MATURITY      VALUE
                                AMOUNT                         ISSUE                      RATE*       DATE      (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &
INSTRUMENTALITY
OBLIGATIONS--
NON-DISCOUNT--16.6%

                              $ 3,000,000      Federal Home Loan Banks+..............          5.592% 10/20/98 $  2,999,734
                                  500,000      Federal Home Loan Banks...............          6.08  6/30/99        502,000
                                1,850,000      Federal Home Loan Banks...............          5.99  8/11/99      1,849,815
                                  900,000      Federal Home Loan Banks...............          5.855  1/20/00       899,370
                                1,000,000      Federal Home Loan Banks...............          5.75  1/28/00        998,500
                                  700,000      Federal Home Loan Banks...............          5.865  3/17/00       699,370
                                1,400,000      Federal Home Loan Banks...............          5.705  3/23/00     1,398,040
                                1,000,000      Federal Home Loan Banks...............          5.875  5/18/00     1,000,300
                                2,900,000      Federal Home Loan Mortgage Corp. .....          5.685  8/21/98     2,902,700
                                  500,000      Federal Home Loan Mortgage Corp. .....          6.10  9/10/99        500,050
                                  800,000      Federal Home Loan Mortgage Corp. .....          5.875  5/19/00       800,240
                                3,000,000      Federal National Mortgage
                                                 Association+........................          5.596 10/20/98     2,999,602
                                6,000,000      Federal National Mortgage
                                                 Association+........................          5.521  1/21/99     5,998,323
                                2,000,000      Federal National Mortgage
                                                 Association.........................          5.601  2/26/99     1,996,820
                               11,300,000      Federal National Mortgage
                                                 Association+........................          5.521  3/03/99    11,296,775
                                2,750,000      Federal National Mortgage
                                                 Association+........................          5.601  4/09/99     2,748,938
                                  520,000      Federal National Mortgage
                                                 Association.........................          5.88  8/10/99        519,844
                                2,300,000      Federal National Mortgage
                                                 Association+........................          5.631 10/27/99     2,298,568
                                2,000,000      Student Loan Marketing Association+...          5.60  8/11/98      2,000,914
                                1,900,000      Student Loan Marketing Association+...          5.557 10/06/98     1,899,681
                                1,100,000      Student Loan Marketing Association+...          5.321 11/10/98     1,097,986
                                2,000,000      Student Loan Marketing Association....          5.11 11/25/98      1,999,766
                                1,000,000      Student Loan Marketing Association....          5.80 12/18/98      1,000,750
                                4,000,000      Student Loan Marketing Association+...          5.576  2/04/00     3,998,467
                                1,200,000      US Treasury Notes.....................          5.625 11/30/98     1,201,500
                                  500,000      US Treasury Notes.....................          5.375  1/31/00       499,062
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--NON-DISCOUNT (COST--$56,097,452)                     56,107,115
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                                 (COST--$338,192,530)--100.4%........                           338,171,897
                                               LIABILITIES IN EXCESS OF OTHER
                                                 ASSETS--(0.4%)......................                            (1,206,286)
                                                                                                               ------------
                                               NET ASSETS--100.0%....................                          $336,965,611
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 1998.
+ Variable Rate Notes.
++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$338,192,530*) (Note
  1a).......................................................               $338,171,897
Receivables:
  Interest..................................................  $2,434,870
  Securities sold...........................................     703,300
  Capital shares sold.......................................      94,826      3,232,996
                                                              ----------
Prepaid expenses and other assets...........................                      4,069
                                                                           ------------
Total assets................................................                341,408,962
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   2,587,839
  Capital shares redeemed...................................   1,680,245
  Investment adviser (Note 2)...............................     137,355      4,405,439
                                                              ----------
Accrued expenses and other liabilities......................                     37,912
                                                                           ------------
Total liabilities...........................................                  4,443,351
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $336,965,611
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value,
  1,300,000,000 shares authorized+..........................               $ 33,698,624
Paid-in capital in excess of par............................                303,287,620
Unrealized depreciation on investments--net.................                    (20,633)
                                                                           ------------
NET ASSETS..................................................               $336,965,611
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $336,965,611 and 336,986,244
  shares outstanding........................................               $       1.00
                                                                           ============
---------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of June 30, 1998, net unrealized depreciation for Federal income tax purposes amounted to $20,633, of which $26,648 related to appreciated securities and $47,281 related to depreciated securities.

+ The Fund is authorized to issue 1,300,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1c):
Interest and discount earned................................              $9,043,853
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $791,783
Accounting services (Note 2)................................    25,229
Printing and shareholder reports............................    13,238
Professional fees...........................................    10,869
Custodian fees..............................................     9,057
Directors' fees and expenses................................     3,225
Transfer agent fees (Note 2)................................     2,255
Registration fees...........................................     1,892
Other.......................................................     8,958
                                                              --------
Total expenses..............................................                 866,506
                                                                          ----------
Investment income--net......................................               8,177,347
                                                                          ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTE
  1c):
Realized gain on investments--net...........................                   5,120
Change in unrealized appreciation/depreciation on
  investments--net..........................................                 (30,017)
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $8,152,450
                                                                          ==========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 1998    DECEMBER 31, 1997
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  8,177,347       $  15,851,341
Realized gain on investments--net...........................         5,120              13,669
Change in unrealized appreciation/depreciation on
  investments--net..........................................       (30,017)             28,848
                                                              -------------      -------------
Net increase in net assets resulting from operations........     8,152,450          15,893,858
                                                              -------------      -------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1d):
Investment income--net:
  Class A...................................................    (8,177,347)        (15,851,341)
Realized gain on investments--net:
  Class A...................................................        (5,120)            (13,669)
                                                              -------------      -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (8,182,467)        (15,865,010)
                                                              -------------      -------------
------------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares............................   125,722,633         242,312,822
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions (Note 1d).....     8,186,035          15,869,707
                                                              -------------      -------------
                                                               133,908,668         258,182,529
Cost of shares redeemed.....................................  (114,964,777)       (214,915,654)
                                                              -------------      -------------
Net increase in net assets derived from Class A capital
  share transactions........................................    18,943,891          43,266,875
                                                              -------------      -------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    18,913,874          43,295,723
Beginning of period.........................................   318,051,737         274,756,014
                                                              -------------      -------------
End of period...............................................  $336,965,611       $ 318,051,737
                                                              =============      =============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN                                 CLASS A
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL      ------------------------------------------------------------
STATEMENTS.
                                                         FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                        MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                 JUNE 30, 1998     1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                                                          --------      --------    --------    --------    --------
Investment income--net................................       .0255         .0511       .0504       .0547       .0386
Realized and unrealized gain (loss) on
  investments--net....................................      (.0001)        .0001      (.0005)      .0012      (.0007)
                                                          --------      --------    --------    --------    --------
Total from investment operations......................       .0254         .0512       .0499       .0559       .0379
                                                          --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................      (.0255)       (.0511)     (.0504)     (.0547)     (.0386)
  Realized gain on investments--net...................          --+           --+     (.0001)     (.0002)         --
                                                          --------      --------    --------    --------    --------
Total dividends and distributions.....................      (.0255)       (.0511)     (.0505)     (.0549)     (.0386)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period........................    $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       5.17%*        5.24%       5.13%       5.64%       3.93%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement........................        .55%*         .54%        .54%        .55%        .50%
                                                          ========      ========    ========    ========    ========
Expenses..............................................        .55%*         .54%        .54%        .55%        .57%
                                                          ========      ========    ========    ========    ========
Investment income--net, and realized gain on
  investments--net....................................       5.17%*        5.12%       4.97%       5.50%       4.02%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $336,966      $318,052    $274,756    $303,912    $363,199
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

+ Amount is less than $.0001 per share.

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Domestic Money Market Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Money market securities maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in the securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on US capital markets.

PORTFOLIO MATTERS

  During the six-month period ended June 30, 1998, global Group of Seven Industrialized Nation (G-7) bond markets maintained relatively narrow trading ranges, despite experiencing stronger economic growth and bottoming inflation in the United States and core European economies. As global yields appeared to be moving higher, instability in emerging markets and weakness in global stock markets allowed core markets to maintain their demand. In addition, narrowing interest rate differentials and the advent of a unified Europe propelled European currencies higher relative to the US dollar. Correspondingly, we maintained a relatively neutral duration and currency exposure as compared to our benchmark index.

  In an environment characterized by continued turmoil in Southeast Asia and Russia, a recession in Japan, and an increase in risk premiums in emerging markets, we upgraded the Fund's fixed-income positions during the June quarter. We reduced our longer-term corporate holdings in favor of more liquid positions; at the same time, we retained our longer-maturity positions in markets that possessed positive inflationary fundamentals. We believe the Asian crisis is likely to negatively impact G-7 growth and improve inflationary demographics. At June 30, 1998, we retained a slightly overweighted position in the United States relative to Europe in terms of duration.

MARKET REVIEW

  US bonds remained in a narrow range in recent months. The bond market continued to fluctuate between strong domestic data and external factors related to the Asian financial crisis. First calendar quarter of 1998 gross domestic product (GDP) surged to 4.8%, led by an extremely strong housing sector and strong consumer demand. In addition, tight labor markets continued to be a concern, since the employment cost index for the first quarter of 1998 was up 3.3% from the first quarter of 1997, while the unemployment rate in April fell to a 28-year low of 4.3%. Inflationary reports have been benign, helped by declining commodity and oil prices. We expect to maintain the Fund's overweighted duration in the United States, since we expect second-quarter GDP to have slowed dramatically because of a large inventory build up in the first quarter and moderating consumer demand. In addition, we believe the markets should be supported by the reduction of Government debt issuance and by reduced public spending. We will continue to monitor the US economy closely for any evidence of reduced growth or an increase in inflation.

  In Canada, economic growth appeared to be moderating slightly with first calendar quarter GDP falling to 3.7% from 3.9% in the fourth quarter of 1997. The 50 basis point (0.50%) hike in short-term interest rates to support the weak Canadian dollar, combined with the fallout from the Asian financial crisis, has helped to moderate economic growth. Retail sales levels fell to a more sustainable 4%-5% range. Even with inflationary numbers at or below the bottom of the 1%-3% target band, the Bank of Canada expressed that it would raise interest rates further if the Canadian dollar experienced additional downward pressure. Once the currency stabilizes, we expect to add to our Canadian exposure.

  As 1998 has progressed, European economic growth continued relatively unhindered, with real GDP in the European Union bloc approximating

--------------------------------------------------------------------------------

2.5%. However, the engine of growth shifted to include the domestic demand sector, along with the export sector, with final demand negligibly affected by the Asian economic crisis. Consumer confidence continues to rise across Europe, which has been helped regionwide by a decline in unemployment. Economic growth has not adversely impacted the favorable inflation scenario, but a trough in inflation may have been seen. As weak oil prices have played a large role in reducing European inflation during 1997, stable-to-higher oil prices may result in a modest inflation increase. Consequently, European bond markets continued to trade firmly thus far in 1998, with European Monetary Union (EMU) convergence trades still trending toward the narrow end of respective trading ranges. We maintained our positions in Italy since we anticipate interest rates to converge further. Monetary policy in core European markets may rise modestly while short-term rates in the peripheral economies may continue to be reduced as the EMU convergence process continues.

  The first round entrants in European Union were announced in May. As expected, 11 countries will be included. We added positions in Greece since we anticipate a Greek entry in the next round of EMU entrants. With growth essential to a unified Europe, the economic recovery that started in the smaller countries, especially the Scandinavian countries, now appears to be spilling into the core countries. In addition, since exchange rates are fixed, we believe short-term interest rates should converge. The convergence should be in the form of peripheral European bond markets converging to the core at approximately 3.5% to 4%. Relatively low nominal interest rates, negligible effects from the Asian crisis, and reduced fiscal constraint should continue to provide growth for European economies.

  As the Asian currency crisis persisted, both the New Zealand and the Australian currencies remained under pressure. With economic growth in both countries potentially negatively impacted by the deepening recession in Asia, we purchased government bonds in New Zealand at a 100 basis point spread to comparable US Treasury securities, fully hedged to the US dollar. Problems in Indonesia continued, with social unrest forcing the resignation of President Suharto. It appeared that the problems in Indonesia stabilized slightly when Vice President Habibie replaced Suharto. However, we remain very cautious of Indonesia and Southeast Asia in general.

  In Japan, the yen continued to trade weaker against the US dollar as it ended the period just below the Y140 level. The Japanese government finally announced the long-awaited details of its latest fiscal stimulus package of 16 trillion yen spread over two years. The majority of the package focused on public works spending, which the government believes will add approximately 3% to GDP. However, investors were disappointed that no permanent tax cuts were announced. The economic data in Japan are still deteriorating with unemployment rising to a post World War II record high of 4.1%. Japanese government bond yields hit new lows with consumer sentiment deteriorated because of a rising level of bankruptcies and declining employment prospects. We expect to remain exposed to Japanese bonds, as the recession appears to be deepening.

IN CONCLUSION

  We appreciate your investment in Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Paolo Valle
Paolo Valle
Senior Vice President and Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +10.19%         +4.97%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       +10.19%
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/98                                       + 6.48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                           FACE                                                      VALUE      PERCENT OF
     AFRICA           INDUSTRY            AMOUNT         FIXED-INCOME INVESTMENTS      COST        (NOTE 1a)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
SOUTH            BANKING              Y   315,000,000    African Development Bank,
AFRICA                                                     6.20% due 6/18/2002....  $ 3,029,061   $ 2,756,051       3.9%
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN
                                                         AFRICA                       3,029,061     2,756,051       3.9
--------------------------------------------------------------------------------------------------------------------------
NORTH
AMERICA
--------------------------------------------------------------------------------------------------------------------------
CANADA           FOREIGN                                 Canadian Government
                 GOVERNMENT                                Bonds:
                 OBLIGATIONS            C$    350,000    7% due 12/01/2006........      248,559       264,340       0.4
                                       NZ$  4,200,000    6.625% due 10/03/2007....    2,542,374     2,133,604       3.0
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN CANADA        2,790,933     2,397,944       3.4
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES    BANKING               US$  4,600,000    Comerica Bank, 7.875% due
                                                           9/15/2026..............    4,972,858     5,265,482       7.4
                                               50,000    Mellon Capital II, 7.995%
                                                           due 1/15/2027..........       49,192        54,317       0.1
                                                                                    -----------   -----------     -----
                                                                                      5,022,050     5,319,799       7.5
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES         2,000,000    Associates Corp. of North
                                                           America, 7.375% due
                                                           6/11/2007..............    2,101,400     2,130,000       3.0
                                       DM   3,700,000    Ford Motor Credit Co.,
                                                           5.25% due 6/16/2008....    2,073,994     2,040,411       2.9
                                                                                    -----------   -----------     -----
                                                                                      4,175,394     4,170,411       5.9
                 ------------------------------------------------------------------------------------------------------
                 GAMING                US$    500,000    ++Harrah's Jazz Company,
                                                           14.25% due
                                                           11/15/2001.............      482,500       160,000       0.2
                 ------------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 2,500,000    Phelps Dodge Corporation,
                                                           7.125% due
                                                           11/01/2027.............    2,488,000     2,594,575       3.7
                 ------------------------------------------------------------------------------------------------------
                 SPECIAL SITUATIONS         6,150,000    PNC Institutional Capital
                                                           Bank, 8.315% due
                                                           5/15/2027(a)...........    6,273,000     6,896,179       9.7
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES                    233,383    +Tucson Electric Power
                                                           Co., 10.732% due
                                                           1/01/2013..............      223,464       276,309       0.4
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN THE UNITED
                                                         STATES                      18,664,408    19,417,273      27.4
--------------------------------------------------------------------------------------------------------------------------
                                          SHARES
                                           HELD                  WARRANTS*
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES    BROADCASTING/CABLE             4,700    American Telecasting
                                                           Inc. ..................       11,222            47       0.0
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL WARRANTS IN THE
                                                         UNITED STATES                   11,222            47       0.0
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN
                                                         NORTH AMERICA               21,466,563    21,815,264      30.8
--------------------------------------------------------------------------------------------------------------------------
    PACIFIC                                FACE
     BASIN                                AMOUNT         FIXED-INCOME INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
JAPAN            BANKING              Y    65,000,000    Asian Development Bank,
                                                           5.625% due 2/18/2002...      750,697       545,724       0.8
                                           20,000,000    IBRD World Bank, 4.50%
                                                           due 6/20/2000..........      173,986       155,179       0.2
                                                                                    -----------   -----------     -----
                                                                                        924,683       700,903       1.0
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN                  390,000,000    Japanese Government Bond,
                 GOVERNMENT                                5% due 9/20/2002.......    3,363,601     3,281,944       4.6
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN JAPAN         4,288,284     3,982,847       5.6
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                                 FACE                                                      VALUE      PERCENT OF
  (CONCLUDED)         INDUSTRY            AMOUNT         FIXED-INCOME INVESTMENTS      COST        (NOTE 1a)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
THAILAND         INDUSTRIAL            US$  1,750,000    PTTEP International Ltd.,
                                                           7.625% due
                                                           10/01/2006(a)..........  $ 1,784,755   $ 1,518,270       2.1%
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN THAILAND      1,784,755     1,518,270       2.1
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN THE
                                                         PACIFIC BASIN                6,073,039     5,501,117       7.7
--------------------------------------------------------------------------------------------------------------------------
    WESTERN
     EUROPE
--------------------------------------------------------------------------------------------------------------------------
DENMARK          BANKING                    2,100,000    Den Danske Bank A/S,
                                                           7.40% due
                                                           6/15/2010 (a)..........    2,172,030     2,236,777       3.2
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES   Dkr  10,894,000    Nykredit A/S, 6% due
                                                           10/01/2026.............    1,518,914     1,580,288       2.2
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN                                 Denmark Government Bonds:
                 GOVERNMENT
                 OBLIGATIONS               23,000,000    9% due 11/15/1998........    3,436,384     3,401,979       4.8
                                            3,000,000    7% due 12/15/2004........      478,193       489,437       0.7
                                                                                    -----------   -----------     -----
                                                                                      3,914,577     3,891,416       5.5
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN DENMARK       7,605,521     7,708,481      10.9
--------------------------------------------------------------------------------------------------------------------------
FINLAND          FOREIGN              Y   246,000,000    Republic of Finland, 6%
                 GOVERNMENT                                due 1/29/2002..........    2,388,085     2,089,500       2.9
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN FINLAND       2,388,085     2,089,500       2.9
--------------------------------------------------------------------------------------------------------------------------
FRANCE           FOREIGN             Frf    2,000,000    French Government B-Tan,
                 GOVERNMENT                                5.50% due 10/12/2001...      335,732       343,377       0.5
                 OBLIGATIONS
                                            2,300,000    French OAT, 7.25% due
                                                           4/25/2006..............      483,739       443,407       0.6
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN FRANCE          819,471       786,784       1.1
--------------------------------------------------------------------------------------------------------------------------
GERMANY          BANKING               DM   2,950,000    Deutsche Ausgleichsbank,
                                                           6% due 7/04/2007.......    1,689,123     1,735,813       2.4
                                            3,750,000    Landeskreditbank Baden-
                                                           Wuerttemberg Bank,
                                                           5.75% due 1/19/2028....    2,035,079     2,163,334       3.1
                                                                                    -----------   -----------     -----
                                                                                      3,724,202     3,899,147       5.5
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN                                 Bundesrepublic
                 GOVERNMENT                                Deutschland:
                 OBLIGATIONS                  450,000    6.75% due 4/22/2003......      311,821       273,983       0.4
                                              625,000    7.50% due 11/11/2004.....      452,947       400,544       0.6
                                              500,000    6.25% due 4/26/2006......      337,334       304,205       0.4
                                            2,500,000    6% due 7/04/2007.........    1,508,327     1,507,866       2.1
                                            1,900,000    German Unity Fund, 8% due
                                                           1/21/2002..............    1,416,586     1,178,290       1.7
                                                                                    -----------   -----------     -----
                                                                                      4,027,015     3,664,888       5.2
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                           INVESTMENTS IN GERMANY     7,751,217     7,564,035      10.7
--------------------------------------------------------------------------------------------------------------------------
GREECE           FOREIGN              Grd 362,500,000    Hellenic Republic, 13.30%
                 GOVERNMENT                                due 12/27/2002.........    1,248,349     1,231,651       1.7
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN GREECE        1,248,349     1,231,651       1.7
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                                FACE                                                      VALUE      PERCENT OF
  (CONCLUDED)         INDUSTRY            AMOUNT         FIXED-INCOME INVESTMENTS      COST        (NOTE 1a)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
ITALY            FOREIGN                                 Buoni Poliennali del
                 GOVERNMENT                                Tesoro (Italian
                 OBLIGATIONS                               Government Bonds):
                                     Lit  500,000,000    9.50% due 5/01/2001......  $   358,425   $   318,092       0.4%
                                        3,245,000,000    10% due 8/01/2003........    2,232,703     2,254,760       3.2
                                        2,435,000,000    8.50% due 8/01/2004......    1,582,753     1,629,956       2.3
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN ITALY         4,173,881     4,202,808       5.9
--------------------------------------------------------------------------------------------------------------------------
POLAND           FOREIGN              Pln   6,500,000    Poland Government Bonds,
                 GOVERNMENT                                12% due 6/12/2003......    1,576,461     1,599,584       2.3
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN POLAND        1,576,461     1,599,584       2.3
--------------------------------------------------------------------------------------------------------------------------
SWEDEN           FOREIGN              Skr   8,500,000    Government of Sweden,
                 GOVERNMENT                              10.25% due 5/05/2000.....    1,411,881     1,175,685       1.7
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN SWEDEN        1,411,881     1,175,685       1.7
--------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   FINANCIAL SERVICES   L     1,500,000    Scottish Life Finance, 9%
                                                           due 11/29/2049.........    2,528,895     2,726,496       3.9
                                       DM   2,950,000    United Bank of
                                                           Switzerland (London),
                                                           5.75% due 3/12/2007....    1,657,468     1,672,081       2.4
                                                                                    -----------   -----------     -----
                                                                                      4,186,363     4,398,577       6.3
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN                                 United Kingdom Treasury
                 GOVERNMENT                                Gilt:
                 OBLIGATIONS
                                      L       800,000    7% due 11/06/2001........    1,299,561     1,348,215       1.9
                                              300,000    8% due 6/10/2003.........      490,794       535,614       0.8
                                              530,000    8.50% due 12/07/2005.....      945,081     1,012,806       1.4
                                              150,000    9% due 7/12/2011.........      252,237       322,855       0.5
                                                                                    -----------   -----------     -----
                                                                                      2,987,673     3,219,490       4.6
                 ------------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 1,000,000    BAA PLC, 7.875% due
                                                           2/10/2007..............    1,758,300     1,783,126       2.5
                                              320,000    BOC Group PLC, 7.25% due
                                                           6/07/2002..............      531,453       532,916       0.8
                                                                                    -----------   -----------     -----
                                                                                      2,289,753     2,316,042       3.3
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS           400,000    Vodafone Group PLC,
                                                           7.875% due
                                                           11/06/2001.............      669,126       679,541       1.0
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN THE
                                                         UNITED KINGDOM              10,132,915    10,613,650      15.2
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN
                                                         WESTERN EUROPE              37,107,781    36,972,178      52.4
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                           FACE                                                      VALUE      PERCENT OF
                                          AMOUNT           SHORT-TERM SECURITIES       COST        (NOTE 1a)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                             US$    706,000    General Motors Acceptance
PAPER**                                                    Corp., 6.50% due
                                                           7/01/1998..............  $   706,000   $   706,000       1.0%
--------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                 390,000    United States Treasury
OBLIGATIONS**                                              Bills, 4.95% due
                                                           9/24/1998(b)...........      385,442       385,542       0.5
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN
                                                         SHORT-TERM SECURITIES        1,091,442     1,091,542       1.5
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS           68,767,886    68,136,152      96.3
--------------------------------------------------------------------------------------------------------------------------
                                      NOMINAL VALUE
    OPTIONS                             COVERED BY                                   PREMIUMS
    WRITTEN                          WRITTEN OPTIONS                                 RECEIVED
--------------------------------------------------------------------------------------------------------------------------
                 CURRENCY CALL              3,500,000    Deutschemark,
                 OPTIONS WRITTEN                           expiring July 1998 at
                                                           DM 1.795...............       (1,400)       (2,450)      0.0
                                            3,800,000    Japanese Yen,
                                                           expiring July 1998 at
                                                           Y 135..................       (3,040)       (3,230)      0.0
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL OPTIONS WRITTEN           (4,440)       (5,680)      0.0
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS, NET OF
                                                           OPTIONS WRITTEN........  $68,763,446    68,130,472      96.3
                                                                                    ===========
                                                         VARIATION MARGIN ON
                                                           FINANCIAL FUTURES
                                                           CONTRACTS***...........                     (7,854)      0.0
                                                         UNREALIZED APPRECIATION
                                                           ON FORWARD FOREIGN
                                                           EXCHANGE
                                                           CONTRACTS****..........                     45,151       0.1
                                                         OTHER ASSETS LESS
                                                           LIABILITIES............                  2,563,342       3.6
                                                                                                  -----------     -----
                                                         NET ASSETS...............                $70,731,111     100.0%
                                                                                                  ===========     =====
--------------------------------------------------------------------------------------------------------------------------

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) All or portion of securities held as collateral in connection with open financial futures contracts.
* Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustments under certain conditions until the expiration date.
** Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
*** Financial futures contracts sold as of June 30, 1998 were as follows:

--------------------------------------------------------------------------------

NUMBER OF                                                            EXPIRATION         VALUE
CONTRACTS                     ISSUE                     EXCHANGE        DATE       (NOTES 1A & 1B)
--------------------------------------------------------------------------------------------------
            UK Gilts..................................  LIFFE      September 1998
   18                                                                                $1,631,993
            US Treasury Bonds.........................   CBOT      September 1998
   20                                                                                 2,471,875
--------------------------------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS SOLD (TOTAL CONTRACT PRICE--$4,076,478)            $4,103,868
                                                                                     ==========
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

**** Forward foreign exchange contracts as of June 30, 1998 were as follows:
--------------------------------------------------------------------------------

                                                                                                            UNREALIZED
                                                                                                           APPRECIATION
                                                                                                          (DEPRECIATION)
FOREIGN CURRENCY PURCHASED                                                     EXPIRATION DATE              (NOTE 1b)
------------------------------------------------------------------------------------------------------------------------
DM     3,698,750  ...........................................................   July 1998                    $   (595)
NZ$    3,997,777  ...........................................................   July 1998                      18,230
Y    536,900,000  ...........................................................   July 1998                      98,546
------------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$7,895,536)                                                                            116,181
------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD
------------------------------------------------------------------------------------------------------------------------
DM     3,687,803  ...........................................................   July 1998                       3,857
L      2,037,941  ...........................................................   July 1998                       4,568
NZ$    4,029,599  ...........................................................   July 1998                     (34,695)
Y    536,900,000  ...........................................................   July 1998                     (44,760)
------------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$11,346,225)                                                                           (71,030)
------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET                                     $ 45,151
                                                                                                             ========

--------------------------------------------------------------------------------

+ Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $276,000, representing 0.4% of net assets.
--------------------------------------------------------------------------------

                                                                                                 VALUE
ISSUE                                                         ACQUISITION DATE     COST        (NOTE 1a)
-----------------------------------------------------------------------------------------------------------
Tucson Electric Power Co., 10.732% due 1/01/2013............     8/19/1993       $223,464       $276,309
-----------------------------------------------------------------------------------------------------------
TOTAL                                                                            $223,464       $276,309
                                                                                 ========       ========
-----------------------------------------------------------------------------------------------------------

++ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$68,767,886) (Note
  1a).......................................................              $68,136,152
Unrealized appreciation on forward foreign exchange
  contracts (Note 1b).......................................                   45,151
Foreign cash (Note 1c)......................................                  508,909
Cash........................................................                      563
Receivables:
  Interest..................................................  $1,662,360
  Securities sold...........................................     436,022
  Options written (Note 1b).................................       3,040    2,101,422
                                                              ----------
Deferred organization expenses (Note 1f)....................                      789
Prepaid expenses and other assets...........................                   17,260
                                                                          -----------
Total assets................................................               70,810,246
                                                                          -----------
-------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$4,440) (Notes
  1a & 1b)..................................................                    5,680
Payables:
  Investment adviser (Note 2)...............................      37,592
  Capital shares redeemed...................................      28,009
  Variation margin (Note 1b)................................       7,854       73,455
                                                              ----------  -----------
Total liabilities...........................................                   79,135
                                                                          -----------
-------------------------------------------------------------------------------------
NET ASSETS..................................................              $70,731,111
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 200,000,000
  shares authorized+........................................              $   744,929
Paid-in capital in excess of par............................               72,718,755
Accumulated distributions in excess of investment
  income--net (Note 1g).....................................                 (439,594)
Accumulated investment loss--net............................                  (31,120)
Accumulated realized capital losses on investments and
  foreign currency transactions--net (Note 5)...............               (1,642,702)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................                 (619,157)
                                                                          -----------
NET ASSETS..................................................              $70,731,111
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $70,731,111 and 7,449,292
  shares outstanding........................................              $      9.50
                                                                          ===========
-------------------------------------------------------------------------------------

+ The Fund is authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned................................               $2,383,142
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $ 218,078
Custodian fees..............................................     11,677
Professional fees...........................................      8,821
Accounting services (Note 2)................................      6,600
Transfer agent fees (Note 2)................................      2,485
Printing and shareholder reports............................      1,077
Directors' fees and expenses................................        816
Pricing services............................................        597
Amortization of organization expenses (Note 1f).............        392
Other.......................................................        871
                                                              ---------
Total expenses..............................................                  251,414
                                                                           ----------
Investment income--net......................................                2,131,728
                                                                           ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain from:
  Investments--net..........................................    947,886
  Foreign currency transactions--net........................    732,866     1,680,752
                                                              ---------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     14,298
  Foreign currency transactions--net........................   (254,527)     (240,229)
                                                              ---------    ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                1,440,523
                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $3,572,251
                                                                           ==========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE SIX            FOR THE
                                                                  MONTHS ENDED          YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:                   JUNE 30, 1998      DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $  2,131,728         $  4,925,061
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................         1,680,752           (4,766,749)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........          (240,229)             657,214
                                                                  ------------         ------------
Net increase in net assets resulting from operations........         3,572,251              815,526
                                                                  ------------         ------------
------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...................................................        (2,162,848)          (2,532,863)
Return of capital:
  Class A...................................................                --           (2,511,049)
In excess of investment income--net:
  Class A...................................................                --             (276,658)
                                                                  ------------         ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................        (2,162,848)          (5,320,570)
                                                                  ------------         ------------
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................        (6,785,496)         (13,177,662)
                                                                  ------------         ------------
------------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................        (5,376,093)         (17,682,706)
Beginning of period.........................................        76,107,204           93,789,910
                                                                  ------------         ------------
End of period...............................................      $ 70,731,111         $ 76,107,204
                                                                  ============         ============
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                  CLASS A
   BEEN DERIVED FROM INFORMATION PROVIDED IN THE       ------------------------------------------------------------
               FINANCIAL STATEMENTS.                                                FOR THE YEAR ENDED
                                                        FOR THE SIX                    DECEMBER 31,
                                                        MONTHS ENDED    -------------------------------------------
      INCREASE (DECREASE) IN NET ASSET VALUE:          JUNE 30, 1998+    1997+       1996+       1995+       1994
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............       $  9.32       $  9.76     $  9.79     $  9.17     $ 10.38
                                                          -------       -------     -------     -------     -------
Investment income--net.............................           .27           .56         .78         .85         .76
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net...........           .19          (.40)       (.03)        .61       (1.19)
                                                          -------       -------     -------     -------     -------
Total from investment operations...................           .46           .16         .75        1.46        (.43)
                                                          -------       -------     -------     -------     -------
Less dividends and distributions:
  Investment income--net...........................          (.28)         (.29)       (.78)       (.84)       (.76)
  Return of capital................................            --          (.28)         --          --          --
  In excess of investment income--net..............            --          (.03)         --          --          --
  In excess of realized gain on investments--net...            --            --          --          --        (.02)
                                                          -------       -------     -------     -------     -------
Total dividends and distributions..................          (.28)         (.60)       (.78)       (.84)       (.78)
                                                          -------       -------     -------     -------     -------
Net asset value, end of period.....................       $  9.50       $  9.32     $  9.76     $  9.79     $  9.17
                                                          =======       =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................         4.97%++       1.95%       8.02%      16.69%      (4.21%)
                                                          =======       =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................          .69%*         .73%        .69%        .68%        .75%
                                                          =======       =======     =======     =======     =======
Investment income--net.............................         5.87%*        6.11%       7.95%       8.99%       8.01%
                                                          =======       =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........       $70,731       $76,107     $93,790     $81,845     $75,150
                                                          =======       =======     =======     =======     =======
Portfolio turnover.................................        63.85%       568.76%     267.13%     132.57%     117.58%
                                                          =======       =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------

+ Based on average shares outstanding.

++ Aggregate total investment return.

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Bond Focus Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

--------------------------------------------------------------------------------

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions. A portion of the net investment income dividends paid by the Fund during the year ended December 31, 1997 is characterized as a return of capital.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $42,672,629 and $49,369,914, respectively.

  Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............    $  609,522       $(631,834)
Short-term investments..............             7             100
Financial futures contracts.........       338,357         (27,390)
Foreign currency options written....      (199,856)         (1,240)
Foreign currency transactions.......      (183,299)         (3,944)
Forward foreign exchange contracts..     1,116,021          45,151
                                        ----------       ---------
Total...............................    $1,680,752       $(619,157)
                                        ==========       =========
---------------------------------------------------------------------

  Transactions in options written for the six months ended June 30, 1998 were as follows:

------------------------------------------------------------------
                                      Nominal Value
                                    Covered by Written   Premiums
       Call Options Written              Options         Received
------------------------------------------------------------------
Outstanding call options written,
 beginning of period..............               --             --
Options written...................      152,629,999      $ 122,136
Options exercised.................       (3,835,000)        (2,685)
Options closed....................      (17,050,000)       (13,775)
Options expired...................     (124,444,999)      (101,236)
                                       ------------      ---------
Outstanding call options written,
 end of period....................        7,300,000      $   4,440
                                       ============      =========
------------------------------------------------------------------

-----------------------------------------------------------------
                                      Nominal Value
                                    Covered by Written   Premiums
       Put Options Written               Options         Received
-----------------------------------------------------------------
Outstanding put options written,
 beginning of period..............              --             --
Options written...................     103,920,000       $ 67,282
Options exercised.................     (32,835,000)       (21,893)
Options expired...................     (71,085,000)       (45,389)
                                       -----------       --------
Outstanding put options written,
 end of period....................              --       $     --
                                       ===========       ========
-----------------------------------------------------------------

  At June 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $631,734, of which $2,017,901 related to appreciated securities and $2,649,635 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $68,767,886.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $6,785,496 and $13,177,662 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
  Class A Shares for the Six Months                     Dollar
         Ended June 30, 1998             Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     122,846    $  1,157,961
Shares issued to shareholders in
 reinvestment of dividends...........     231,055       2,162,843
                                       ----------    ------------
Total issued.........................     353,901       3,320,804
Shares redeemed......................  (1,073,856)    (10,106,300)
                                       ----------    ------------
Net decrease.........................    (719,955)   $ (6,785,496)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1997              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     493,520    $  4,682,144
Shares issued to shareholders in
 reinvestment of dividends...........     578,466       5,320,557
                                       ----------    ------------
Total issued.........................   1,071,986      10,002,701
Shares redeemed......................  (2,511,890)    (23,180,363)
                                       ----------    ------------
Net decrease.........................  (1,439,904)   $(13,177,662)
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1997, the Fund had a net capital loss carryforward of approximately $2,872,000, of which $513,000 expires in 2002 and $2,359,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  We are pleased to provide you with the first shareholder report for Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. The Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States. In this and future reports to shareholders, we will provide information on the Fund's performance, discuss our investment strategies and highlight some of the Fund's holdings.

THE ENVIRONMENT

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on US capital markets.

PORTFOLIO MATTERS

  Global Growth Focus Fund commenced operations on June 5, 1998. By June 30, 1998, the Fund had $5.7 million in net assets, more than 92% of which was invested in a diversified portfolio of equity securities of companies in 13 foreign countries and the United States. We focused on relatively large-capitalization, high-quality companies where we anticipate above-average rates of growth in earnings in upcoming years. Since inception through June 30, 1998, the Fund's Class A Shares had a total return of +1.60%.

  In addition to the US equity market, we focused on equity markets in developed countries with particularly significant weightings in the Western European markets of the United Kingdom, Germany and France. As of June 30, 1998, the Fund had positions in the equity securities of 140 companies. At 3.5% of net assets, the largest holding in the Fund was SAP AG, a relatively large German software company that appears to dominate the market for business application software operating on networked computer systems. The most important industry sectors in the Fund were banking and financial, insurance, pharmaceuticals and telecommunications. We have a positive outlook toward finding attractive investment opportunities among the companies available on the major stock exchanges in developed capital markets.

IN CONCLUSION

  We appreciate your investment in Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                SINCE INCEPTION
                                                                TOTAL RETURN**
-------------------------------------------------------------------------------
Class A Shares                                                       +1.60%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

** The Fund commenced operations on 6/05/98.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
AGGREGATE TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (6/05/98) through 6/30/98                                       +1.60%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

     NORTH                           SHARES                                                          VALUE      PERCENT OF
    AMERICA           INDUSTRY        HELD                  INVESTMENTS                  COST      (NOTE 1a)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
CANADA           BANKING &             1,026    Bank of Montreal....................  $   57,054   $   56,546       1.0%
                 FINANCIAL             1,553    Canadian Imperial Bank of
                                                  Commerce..........................      50,440       49,981       0.9
                                       1,350    National Bank of Canada.............      25,875       26,408       0.5
                                         810    Royal Bank of Canada................      48,441       48,775       0.8
                                                                                      ----------   ----------     -----
                                                                                         181,810      181,710       3.2
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGES               135    Seagram Company Ltd. (The)..........       5,709        5,527       0.1
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS          945    +Newbridge Networks Corporation.....      23,028       22,601       0.4
                 EQUIPMENT
                                         189    Northern Telecom Ltd. ..............      11,248       10,725       0.2
                                                                                      ----------   ----------     -----
                                                                                          34,276       33,326       0.6
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN CANADA              221,795      220,563       3.9
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES    ADVERTISING             230    Interpublic Group of Companies,
                                                  Inc. .............................      13,649       13,958       0.3
                 ------------------------------------------------------------------------------------------------------
                 BANKING &               416    Banc One Corp. .....................      23,572       23,218       0.4
                 FINANCIAL               135    BankAmerica Corp. ..................      11,305       11,669       0.2
                                          81    Citicorp............................      12,393       12,089       0.2
                                         392    Mellon Bank Corp. ..................      26,923       27,293       0.5
                                         486    State Street Corp. .................      33,097       33,777       0.6
                                                                                      ----------   ----------     -----
                                                                                         107,290      108,046       1.9
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGES             1,500    Coca-Cola Company (The).............     128,605      128,250       2.3
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING            324    +Chancellor Media Corp. ............      14,559       16,079       0.3
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING--          122    +Clear Channel Communications,
                 RADIO & TELEVISION               Inc. .............................      12,480       13,313       0.2
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS               297    duPont (E.I.) de Nemours & Co. .....      22,903       22,164       0.4
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS        1,269    +Cisco Systems, Inc. ...............     102,754      116,827       2.1
                 EQUIPMENT             1,188    +FORE Systems, Inc. ................      27,390       31,408       0.5
                                         216    Lucent Technologies, Inc. ..........      16,085       17,968       0.3
                                                                                      ----------   ----------     -----
                                                                                         146,229      166,203       2.9
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS             1,890    COMPAQ Computer Corporation.........      53,570       53,629       1.0
                                         257    +Dell Computer Corporation..........      22,170       23,837       0.4
                                         122    Hewlett-Packard Co. ................       7,473        7,305       0.1
                                                                                      ----------   ----------     -----
                                                                                          83,213       84,771       1.5
                 ------------------------------------------------------------------------------------------------------
                 COSMETICS               297    Gillette Company (The)..............      17,390       16,836       0.3
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL               95    Emerson Electric Co. ...............       5,804        5,736       0.1
                 EQUIPMENT             1,013    General Electric Co. ...............      86,889       92,183       1.6
                                                                                      ----------   ----------     -----
                                                                                          92,693       97,919       1.7
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS             405    Intel Corporation...................      29,202       29,995       0.5
                                          95    Texas Instruments Inc. .............       5,179        5,540       0.1
                                                                                      ----------   ----------     -----
                                                                                          34,381       35,535       0.6
                 ------------------------------------------------------------------------------------------------------
                 ENERGY                  297    El Paso Natural Gas Co. ............      10,939       11,360       0.2
                 ------------------------------------------------------------------------------------------------------
                 ENTERTAINMENT            95    +Viacom, Inc. (Class A).............       5,373        5,558       0.1
                                         405    Walt Disney Company (The)...........      45,592       42,550       0.7
                                                                                      ----------   ----------     -----
                                                                                          50,965       48,108       0.8
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES      108    American Express Company............      11,378       12,312       0.2
                                         189    Federal National Mortgage
                                                  Association.......................      11,607       11,482       0.2
                                         270    Franklin Resources, Inc. ...........      13,574       14,580       0.3
                                         270    Morgan Stanley, Dean Witter,
                                                  Discover & Co. ...................      21,743       24,671       0.4
                                         243    Travelers Group, Inc. ..............      15,381       14,732       0.3
                                                                                      ----------   ----------     -----
                                                                                          73,683       77,777       1.4
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

     NORTH
    AMERICA                          SHARES                                                          VALUE      PERCENT OF
  (CONCLUDED)         INDUSTRY        HELD                  INVESTMENTS                  COST      (NOTE 1a)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES    FOOD MERCHANDISING      135    Albertson's, Inc. ..................  $    6,891   $    6,995       0.1%
(CONCLUDED)
                                         284    +Meyer (Fred) Inc. .................      12,565       12,070       0.2
                                                                                      ----------   ----------     -----
                                                                                          19,456       19,065       0.3
                 ------------------------------------------------------------------------------------------------------
                 FOODS                    95    Wrigley (Wm.) Jr. Company (Class
                                                  B)................................       9,381        9,310       0.2
                 ------------------------------------------------------------------------------------------------------
                 HOME FURNISHINGS        473    Ethan Allen Interiors, Inc. ........      22,512       23,620       0.4
                 ------------------------------------------------------------------------------------------------------
                 HOTELS                  338    Marriott International, Inc. .......      11,163       10,943       0.2
                 ------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS       95    Colgate-Palmolive Co. ..............       8,400        8,360       0.1
                                          54    Kimberly-Clark Corp. ...............       2,604        2,477       0.0
                                         162    Procter & Gamble Company............      14,244       14,752       0.3
                                                                                      ----------   ----------     -----
                                                                                          25,248       25,589       0.4
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION             419    First Data Corp. ...................      13,637       13,958       0.2
                 PROCESSING
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               405    American International Group,
                                                  Inc. .............................      53,363       59,130       1.0
                 ------------------------------------------------------------------------------------------------------
                 MEDICAL TECHNOLOGY      405    +Boston Scientific Corp. ...........      27,212       29,008       0.5
                                         243    Guidant Corporation.................      15,902       17,329       0.3
                                          68    Johnson & Johnson...................       4,963        5,015       0.1
                                                                                      ----------   ----------     -----
                                                                                          48,077       51,352       0.9
                 ------------------------------------------------------------------------------------------------------
                 OIL SERVICES            513    Baker Hughes, Inc. .................      18,794       17,731       0.3
                                         473    Diamond Offshore Drilling, Inc. ....      21,179       18,920       0.3
                                         149    Schlumberger Ltd. ..................      11,055       10,179       0.2
                                                                                      ----------   ----------     -----
                                                                                          51,028       46,830       0.8
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS         500    Bristol-Myers Squibb Co. ...........      56,120       57,469       1.0
                                         378    Merck & Co., Inc. ..................      46,388       50,558       0.9
                                       1,080    Pfizer, Inc. .......................     118,676      117,382       2.1
                                                                                      ----------   ----------     -----
                                                                                         221,184      225,409       4.0
                 ------------------------------------------------------------------------------------------------------
                 PHOTOGRAPHY              81    Eastman Kodak Co. ..................       5,575        5,918       0.1
                 ------------------------------------------------------------------------------------------------------
                 PUBLISHING              377    Gannett Co., Inc. ..................      26,484       26,791       0.5
                 ------------------------------------------------------------------------------------------------------
                 RESTAURANTS              81    McDonald's Corporation..............       5,469        5,589       0.1
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES           270    +Federated Department Stores,
                                                  Inc. .............................      14,243       14,529       0.3
                                       1,134    Wal-Mart Stores, Inc. ..............      65,658       68,890       1.2
                                                                                      ----------   ----------     -----
                                                                                          79,901       83,419       1.5
                 ------------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR           338    +Applied Materials, Inc. ...........       9,990        9,971       0.2
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE--            1,800    +Microsoft Corporation..............     183,949      195,075       3.4
                 COMPUTER                567    +PeopleSoft, Inc. ..................      25,547       26,614       0.5
                                                                                      ----------   ----------     -----
                                                                                         209,496      221,689       3.9
                 ------------------------------------------------------------------------------------------------------
                 SPECIALTY               484    CVS Corporation.....................      17,935       18,846       0.3
                 RETAILING
                                         270    Gap, Inc. (The).....................      15,999       16,639       0.3
                                       1,175    +Staples, Inc. .....................      32,344       34,002       0.6
                                         446    Walgreen Co. .......................      17,603       18,425       0.3
                                                                                      ----------   ----------     -----
                                                                                          83,881       87,912       1.5
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS      432    AT&T Corp. .........................      27,152       24,678       0.4
                                         621    Sprint Corporation..................      44,796       43,780       0.8
                                         608    +WorldCom Inc. .....................      28,128       29,374       0.5
                                                                                      ----------   ----------     -----
                                                                                         100,076       97,832       1.7
                 ------------------------------------------------------------------------------------------------------
                 TOYS                    540    Mattel, Inc.........................      20,717       22,849       0.4
                 ------------------------------------------------------------------------------------------------------
                 TRAVEL & LODGING        504    Carnival Corp. (Class A)............      17,823       19,971       0.4
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE UNITED
                                                STATES                                 1,843,440    1,907,466      33.5
--------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN NORTH AMERICA     2,065,235    2,128,029      37.4
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    PACIFIC                          SHARES                                                          VALUE      PERCENT OF
     BASIN            INDUSTRY        HELD                  INVESTMENTS                  COST      (NOTE 1a)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
JAPAN            AUTOMOBILES           1,000    Honda Motor Co., Ltd................  $   33,588   $   35,650       0.6%
                                       1,000    Toyota Motor Corp. .................      24,389       25,907       0.5
                                                                                      ----------   ----------     -----
                                                                                          57,977       61,557       1.1
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS             1,000    Fujitsu Ltd.........................      10,481       10,536       0.2
                                       1,000    NEC Corporation.....................       9,305        9,331       0.2
                                                                                      ----------   ----------     -----
                                                                                          19,786       19,867       0.4
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS             200    Sony Corp. .........................      16,171       17,248       0.3
                 ------------------------------------------------------------------------------------------------------
                 PHOTOGRAPHY           1,000    Fuji Photo Film Co., Ltd............      32,946       34,856       0.6
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        5    +Nippon Telegraph & Telephone
                                                  Corp. ............................      41,354       41,496       0.7
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE PACIFIC
                                                BASIN                                    168,234      175,024       3.1
--------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
--------------------------------------------------------------------------------------------------------------------------
DENMARK          TELECOMMUNICATIONS      405    Tele-Danmark A/S....................      38,021       38,891       0.7
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN DENMARK              38,021       38,891       0.7
--------------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS          675    Nokia Oyj (Class A).................      46,294       49,751       0.9
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN FINLAND              46,294       49,751       0.9
--------------------------------------------------------------------------------------------------------------------------
FRANCE           COMMUNICATIONS          297    Alcatel Alsthom Cie Generale
                 EQUIPMENT                        d'Electricite S.A.................      59,156       60,496       1.0
                 ------------------------------------------------------------------------------------------------------
                 COSMETICS                27    L'OREAL S.A.........................      14,294       15,025       0.3
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS             810    +SGS-Thomson Microelectronics N.V...      57,568       57,431       1.0
                 ------------------------------------------------------------------------------------------------------
                 FOODS                   108    Groupe Danone S.A...................      29,679       29,790       0.5
                                          41    Promodes S.A........................      20,866       22,727       0.4
                                                                                      ----------   ----------     -----
                                                                                          50,545       52,517       0.9
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION             540    Cap Gemini S.A. ....................      83,142       84,885       1.5
                 PROCESSING
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               446    AXA-UAP S.A. .......................      50,704       50,183       0.9
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES            54    Carrefour S.A. .....................      33,654       34,177       0.6
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN FRANCE              349,063      354,714       6.2
--------------------------------------------------------------------------------------------------------------------------
GERMANY          APPAREL                 270    Adidas-Saloman AG...................      48,196       47,039       0.8
                 ------------------------------------------------------------------------------------------------------
                 AUTOMOBILES             456    Daimler-Benz AG.....................      44,436       44,837       0.8
                 ------------------------------------------------------------------------------------------------------
                 BANKING &             1,620    Commerzbank AG......................      63,028       61,652       1.1
                 FINANCIAL               945    Deutsche Bank AG....................      80,166       79,884       1.4
                                       1,418    Dresdner Bank AG....................      79,633       76,587       1.3
                                                                                      ----------   ----------     -----
                                                                                         222,827      218,123       3.8
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS               405    BASF AG.............................      18,986       19,238       0.3
                                         405    Bayer AG............................      19,781       20,954       0.4
                                         378    Hoechst AG..........................      18,215       19,003       0.3
                                                                                      ----------   ----------     -----
                                                                                          56,982       59,195       1.0
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS             540    Siemens AG..........................      34,277       32,950       0.6
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               218    Allianz AG..........................      69,497       72,638       1.3
                 ------------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY          473    VEBA AG.............................      33,072       31,796       0.6
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES           675    Metro AG............................      44,866       40,757       0.7
                                         375    Metro AG (Rights)(a)................           0           15       0.0
                                                                                      ----------   ----------     -----
                                                                                          44,866       40,772       0.7
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                          SHARES                                                          VALUE      PERCENT OF
  (CONTINUED)         INDUSTRY        HELD                  INVESTMENTS                  COST      (NOTE 1a)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
GERMANY          SOFTWARE--COMPUTER      297    SAP AG (Systeme, Anwendungen,
(CONCLUDED)                                       Produkte in der Datenverarbeitung)
                                                  (Preferred).......................  $  186,021   $  201,543       3.5%
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN GERMANY             740,174      748,893      13.1
--------------------------------------------------------------------------------------------------------------------------
IRELAND          BANKING &             3,510    Allied Irish Banks PLC..............      47,800       50,746       0.9
                 FINANCIAL
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN IRELAND              47,800       50,746       0.9
--------------------------------------------------------------------------------------------------------------------------
ITALY            INSURANCE             1,350    Assicurazioni Generali S.p.A. ......      45,058       43,911       0.8
                                      10,125    Istituto Nazionale delle
                                                  Assicurazioni S.p.A. (INA)........      31,347       28,774       0.5
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN ITALY                76,405       72,685       1.3
--------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      FOOD MERCHANDISING    1,620    Koninklijke Ahold N.V. .............      50,550       52,111       0.9
                 ------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS      540    Unilever N.V. ......................      44,071       42,828       0.8
                                         324    Unilever N.V. (NY Registered
                                                  Shares)...........................      26,673       25,576       0.4
                                                                                      ----------   ----------     -----
                                                                                          70,744       68,404       1.2
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE             1,080    AEGON N.V. .........................      86,660       94,167       1.7
                                         635    ING Groep N.V. .....................      42,828       41,666       0.7
                                                                                      ----------   ----------     -----
                                                                                         129,488      135,833       2.4
                 ------------------------------------------------------------------------------------------------------
                 LEISURE                 189    Philips Electronics N.V. ...........      16,936       15,921       0.3
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE--              432    +Baan Company N.V. .................      18,340       15,556       0.3
                 COMPUTER
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE NETHERLANDS     286,058      287,825       5.1
--------------------------------------------------------------------------------------------------------------------------
SPAIN            BANKING &             1,080    Banco Bilbao Vizcaya, S.A. .........      54,876       55,528       1.0
                 FINANCIAL
                                       1,486    Banco Santander, S.A. ..............      37,651       38,104       0.6
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SPAIN                92,527       93,632       1.6
--------------------------------------------------------------------------------------------------------------------------
SWEDEN           COMMUNICATIONS          675    Telefonaktiebolaget LM Ericsson
                 EQUIPMENT                        (Class B).........................      19,183       19,722       0.3
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SWEDEN               19,183       19,722       0.3
--------------------------------------------------------------------------------------------------------------------------
SWITZERLAND      FOODS                    27    Nestle S.A. (Registered Shares).....      58,273       57,819       1.0
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                54    Zuerich Versicherungs-Gesellschaft
                                                  (Registered Shares)...............      35,082       34,485       0.6
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          47    Novartis AG (Registered Shares).....      79,001       78,261       1.4
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SWITZERLAND         172,356      170,565       3.0
--------------------------------------------------------------------------------------------------------------------------
UNITED           BANKING &             2,363    Barclays PLC........................      66,408       68,129       1.2
KINGDOM          FINANCIAL             1,350    HSBC Holdings PLC...................      34,198       34,260       0.6
                                       4,860    Lloyds TSB Group PLC................      69,139       67,993       1.2
                                       4,050    National Westminster Bank PLC
                                                  (Ordinary)........................      73,561       72,372       1.2
                                                                                      ----------   ----------     -----
                                                                                         243,306      242,754       4.2
                 ------------------------------------------------------------------------------------------------------
                 BROADCAST--MEDIA      2,700    British Sky Broadcasting Group PLC..      19,673       19,394       0.3
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS               986    Imperial Chemical Industries PLC....      17,600       15,826       0.3
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                          SHARES                                                          VALUE      PERCENT OF
  (CONCLUDED)         INDUSTRY        HELD                  INVESTMENTS                  COST      (NOTE 1a)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   ELECTRICAL            2,025    Siebe PLC...........................  $   42,594   $   40,443       0.7%
(CONCLUDED)      EQUIPMENT

                 ------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS    2,025    Unilever PLC........................      23,148       21,556       0.4
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION           2,808    Reuters Group PLC...................      33,408       32,093       0.5
                 PROCESSING
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE             2,700    Commercial Union PLC................      49,366       50,365       0.9
                                       6,750    Guardian Royal Exchange PLC.........      42,278       39,531       0.7
                                       5,400    Royal & Sun Alliance Insurance Group
                                                  PLC...............................      59,579       55,816       1.0
                                                                                      ----------   ----------     -----
                                                                                         151,223      145,712       2.6
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS         716    Glaxo Wellcome PLC..................      20,581       21,492       0.4
                                       1,553    SmithKline Beecham PLC..............      18,010       18,954       0.3
                                       1,080    Zeneca Group PLC....................      46,467       46,347       0.8
                                                                                      ----------   ----------     -----
                                                                                          85,058       86,793       1.5
                 ------------------------------------------------------------------------------------------------------
                 PUBLISHING            2,025    Pearson PLC.........................      36,938       37,098       0.7
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES         2,025    Boots Company PLC (The).............      34,638       33,551       0.6
                                       5,400    J Sainsbury PLC.....................      46,753       48,113       0.9
                                       2,600    Somerfield PLC......................      16,663       16,547       0.3
                                       3,780    Tesco PLC...........................      34,581       36,896       0.6
                                                                                      ----------   ----------     -----
                                                                                         132,635      135,107       2.4
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS    1,890    +COLT Telecom Group PLC.............      67,712       76,629       1.4
                                       5,400    Vodafone Group PLC..................      67,129       68,520       1.2
                                                                                      ----------   ----------     -----
                                                                                         134,841      145,149       2.6
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE UNITED
                                                KINGDOM                                  920,424      921,925      16.2
--------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN WESTERN EUROPE    2,788,305    2,809,349      49.3
--------------------------------------------------------------------------------------------------------------------------

             SHORT-TERM                 FACE
             SECURITIES                AMOUNT                   ISSUE
--------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                         $779,000    Federal Home Loan Mortgage Corp.,
AGENCY                                              5.85% due 7/01/1998.............     778,873      778,873      13.7
OBLIGATIONS*
--------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                  SHORT-TERM SECURITIES                  778,873      778,873      13.7
--------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS.................  $5,800,647    5,891,275     103.5
                                                                                      ==========
                                                  LIABILITIES IN EXCESS OF OTHER
                                                    ASSETS..........................                 (199,240)     (3.5)
                                                                                                   ----------     -----
                                                  NET ASSETS........................               $5,692,035     100.0%
                                                                                                   ==========     =====
--------------------------------------------------------------------------------------------------------------------------

* US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) The rights may be exercised until 7/09/1998.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$5,800,647) (Note
  1a).......................................................             $5,891,275
Cash........................................................                 21,933
Foreign cash (Note 1c)......................................                 99,317
Receivables:
  Capital shares sold.......................................  $150,123
  Dividends.................................................     1,839      151,962
                                                              --------
Deferred organization expenses (Note 1f)....................                  9,275
                                                                         ----------
Total assets................................................              6,173,762
                                                                         ----------
-----------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   467,265
  Investment adviser (Note 2)...............................     2,317      469,582
                                                              --------
Accrued expenses and other liabilities......................                 12,145
                                                                         ----------
Total liabilities...........................................                481,727
                                                                         ----------
-----------------------------------------------------------------------------------
NET ASSETS..................................................             $5,692,035
                                                                         ==========
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................             $   56,051
Paid-in capital in excess of par............................              5,540,143
Undistributed investment income--net........................                  6,802
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                 (1,473)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 90,512
                                                                         ----------
NET ASSETS..................................................             $5,692,035
                                                                         ==========
-----------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $5,692,035 and 560,514
  shares outstanding........................................             $    10.16
                                                                         ==========
-----------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF OPERATIONS FOR THE PERIOD JUNE 5, 1998+ TO JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned................................            $ 8,598
Dividends (net of $159 foreign withholding tax).............              1,468
                                                                        -------
Total income................................................             10,066
                                                                        -------
-------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $ 2,217
Transfer agent fees (Note 2)................................      349
Custodian fees..............................................      294
Pricing services............................................      202
Amortization of organization expenses (Note 1f).............      142
Accounting services (Note 2)................................       47
Other.......................................................       13
                                                              -------
Total expenses..............................................              3,264
                                                                        -------
Investment income--net......................................              6,802
                                                                        -------
-------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY
  TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized loss from foreign currency transactions--net.......             (1,473)
Unrealized appreciation (depreciation) on:
  Investments--net..........................................   90,628
  Foreign currency transactions--net........................     (116)   90,512
                                                              -------   -------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................             89,039
                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $95,841
                                                                        =======
-------------------------------------------------------------------------------

   + Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                 JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSETS:                              TO JUNE 30, 1998
--------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................       $    6,802
Realized loss on foreign currency transactions--net.........           (1,473)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................           90,512
                                                                   ----------
Net increase in net assets resulting from operations........           95,841
                                                                   ----------
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................        2,596,194
                                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................        2,692,035
Beginning of period.........................................        3,000,000
                                                                   ----------
End of period*..............................................       $5,692,035
                                                                   ==========
--------------------------------------------------------------------------------
* Undistributed investment income--net......................       $    6,802
                                                                   ==========
--------------------------------------------------------------------------------

   + Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ----------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                  FOR THE PERIOD
FINANCIAL STATEMENTS.                                          JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSET VALUE:                       TO JUNE 30, 1998
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $ 10.00
                                                                  -------
Investment income--net......................................          .01
Realized and unrealized gain on investments and foreign
  currency transactions--net................................          .15
                                                                  -------
Total from investment operations............................          .16
                                                                  -------
Net asset value, end of period..............................      $ 10.16
                                                                  =======
------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        1.60%++
                                                                  =======
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        1.05%*
                                                                  =======
Investment income--net......................................        2.19%*
                                                                  =======
------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $ 5,692
                                                                  =======
Portfolio turnover..........................................        0.00%
                                                                  =======
------------------------------------------------------------------------------

   + Commencement of operations.

   ++ Aggregate total investment return.

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Prior to commencement of operations on June 5, 1998, the Fund had no operations other than those relating to organizational matters and the issuance of 300,000 Class A Shares of the Fund to MLLIC for $3,000,000. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Growth Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is

--------------------------------------------------------------------------------

effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transac-tions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases of investments, excluding short-term securities, for the period June 5, 1998 to June 30, 1998 were $5,022,424.

--------------------------------------------------------------------------------

  Net realized losses for the period June 5, 1998 to June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                          Losses       Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............          --          $90,628
Foreign currency transactions.......     $(1,473)            (116)
                                         -------          -------
Total...............................     $(1,473)         $90,512
                                         =======          =======
---------------------------------------------------------------------

  At June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $90,628, of which $152,360 related to appreciated securities and $61,732 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $5,800,647.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $2,596,194 for the period June 5, 1998 to June 30, 1998.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
      Class A Shares for the Period                      Dollar
      June 5, 1998+ to June 30, 1998        Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  260,705    $2,598,123
Shares redeemed...........................     (191)       (1,929)
                                            -------    ----------
Net increase..............................  260,514    $2,596,194
                                            =======    ==========
-----------------------------------------------------------------

+ Prior to June 5, 1998 (commencement of operations), the Fund issued 300,000 shares to MLLIC for $3,000,000.

5. COMMITMENTS:

At June 30, 1998, the Fund had entered into foreign exchange contracts under which it agreed to purchase various foreign currencies with values of approximately $91,000, respectively.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on US capital markets.

PORTFOLIO MATTERS

  As of June 30, 1998, the Fund's asset allocation was: foreign stocks, 42% of net assets; US stocks, 31%; foreign bonds, 14%; US bonds, 11%; and cash equivalents, 2%.

  During the first half of 1998, we increased the Fund's commitment to foreign stocks while reducing the commitment to bonds and cash reserves. In enlarging the foreign equity commitment from 30% of net assets to 42% during the six months ended June 30, 1998, we continued to emphasize European issues, given the favorable economic fundamentals and prospects for corporate restructuring. On the other hand, concerns regarding the Japanese economy led us to remain underweighted in Japanese equities relative to the unmanaged Morgan Stanley Europe, Australia, Far East Index. In emerging markets, we continued to prefer Latin American companies, and in particular, those of Mexico, over Asian companies.

  Within the US equity commitment, we continued to place emphasis on the shares of companies that we believed could benefit from a healthy US economy and a high level of consumer confidence. We also preferred companies that appear to have limited exposure to the economic problems of Asia. The Fund's largest weighting at June 30, 1998 was in the consumer-related sectors, both cyclicals and staples. Other sectors with significant representation were financial services and technology. We reduced the Fund's representation to the largest-capitalization issues through the sales of positions in American Express Company, Microsoft Corp. and Pfizer, Inc.

  Within the foreign bond sector, we took advantage of price strength to eliminate the commitments to Danish, Spanish, French and Italian bonds. Portfolio representation in Europe was limited to Germany and the United Kingdom, which we regarded as attractive safe-haven investments during a time of instability in Asia and Eastern Europe. We had a position in Swedish bonds, where yields remained relatively attractive compared to the remainder of Europe. Given our expectation of renewed strength in the US dollar relative to the European currencies, we restored the hedges against commitments in European stocks and bonds. We also retained the hedge against Japanese yen exposure.

  While reducing the Fund's allocation to US bonds from 15% of net assets to 11% during the six months ended June 30, 1998, we also shortened the average duration from 5.9 years to 5.2 years. Our increasingly cautious view on US bonds reflected our belief that there was limited potential for a significant further decline in US interest rates. By June 30, 1998, strength in domestic consumer demand in the United States seemed to be offsetting the impact that the weakness in Asian economies was having on US exports. While US inflation remained subdued, we believed that conditions for a significant further deceleration in inflation, a prerequisite for a meaningful additional decline in long-term US interest rates, were absent.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +8.01%          +10.58%

--------------------------------------------------------------------------------
* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       + 8.01%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                                                  +10.84
--------------------------------------------------------------------------------
Inception (2/28/92) to 6/30/98                                            +10.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
        INDUSTRY                 HELD                US STOCKS & WARRANTS           COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AEROSPACE                            100,000      GenCorp, Inc. .............   $  2,842,382   $  2,525,000       0.3%
                                      25,500      +Orbital Sciences
                                                    Corporation..............        654,914        953,063       0.1
                                                                                ------------   ------------     -----
                                                                                   3,497,296      3,478,063       0.4
------------------------------------------------------------------------------------------------------------------------
AIRLINES                              67,000      +US Airways Group, Inc. ...      3,056,312      5,309,750       0.6
------------------------------------------------------------------------------------------------------------------------
AUTO--RELATED                        131,600      +Avis Rent-A-Car, Inc. ....      3,128,250      3,257,100       0.4
                                      81,900      Hertz Corp. (Class A)......      3,033,516      3,629,194       0.4
                                                                                ------------   ------------     -----
                                                                                   6,161,766      6,886,294       0.8
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                      96,500      Federal Mogul Corp. .......      3,906,649      6,513,750       0.7
------------------------------------------------------------------------------------------------------------------------
BANKING                               39,000      Bank of New York Co.,
                                                    Inc......................      1,284,647      2,366,813       0.3
                                      28,000      Bank of New York Co., Inc.
                                                    (Warrants)(a)............        210,562      5,040,000       0.6
                                      45,400      BankAmerica Corp. .........      3,128,205      3,924,263       0.4
                                                                                ------------   ------------     -----
                                                                                   4,623,414     11,331,076       1.3
------------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL                   97,100      First Union Corporation....      4,816,029      5,656,075       0.6
                                     119,600      +Heller Financial, Inc. ...      3,327,845      3,588,000       0.4
                                      54,300      Providian Financial
                                                    Corp. ...................      3,386,560      4,265,944       0.5
                                                                                ------------   ------------     -----
                                                                                  11,530,434     13,510,019       1.5
------------------------------------------------------------------------------------------------------------------------
BROADCASTING/CABLE                    57,800      +Chancellor Media Corp. ...      1,910,742      2,868,325       0.3
                                     142,583      +Tele-Communications, Inc.
                                                    (Class A)................      2,914,511      5,471,623       0.6
                                     261,834      +Tele-Communications TCI
                                                    Ventures Group...........      2,539,257      5,236,680       0.6
                                                                                ------------   ------------     -----
                                                                                   7,364,510     13,576,628       1.5
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                            134,300      Great Lakes Chemical
                                                    Corp. ...................      5,782,951      5,296,456       0.6
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                   99,400      +Gartner Group Inc. (Class
                                                    A).......................      3,372,841      3,472,788       0.4
------------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT              119,700      +WorldCom Inc. ............      3,436,858      5,783,006       0.7
------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                     51,000      +Cisco Systems, Inc. ......      3,034,510      4,695,188       0.5
------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                    122,400      +BMC Software, Inc. .......      2,720,906      6,357,150       0.7
                                      68,200      Computer Associates
                                                    International, Inc. .....      2,287,280      3,789,363       0.4
                                                                                ------------   ------------     -----
                                                                                   5,008,186     10,146,513       1.1
------------------------------------------------------------------------------------------------------------------------
COMPUTERS                            158,000      COMPAQ Computer Corp. .....      5,554,073      4,483,250       0.5
                                      29,600      International Business
                                                    Machines Corp. ..........      2,639,418      3,398,450       0.4
                                                                                ------------   ------------     -----
                                                                                   8,193,491      7,881,700       0.9
------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                        213,300      Dial Corporation (The).....      4,269,666      5,532,469       0.6
------------------------------------------------------------------------------------------------------------------------
CONTAINERS                           103,700      +Owens-Illinois, Inc. .....      3,182,522      4,640,575       0.5
------------------------------------------------------------------------------------------------------------------------
COSMETICS                             41,600      Gillette Company (The).....      2,378,157      2,358,200       0.3
------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS                 49,500      General Electric Company...      3,630,524      4,504,500       0.5
------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                           45,300      Intel Corporation..........      3,716,355      3,355,031       0.4
                                      56,900      Texas Instruments Inc. ....      3,696,612      3,317,981       0.4
                                                                                ------------   ------------     -----
                                                                                   7,412,967      6,673,012       0.8
------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                        114,800      +Premier Parks Inc. .......      6,468,613      7,648,550       0.9
------------------------------------------------------------------------------------------------------------------------
FOODS                                 82,000      +Keebler Foods Co. ........      2,317,038      2,255,000       0.3
------------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS                      80,900      Black & Decker Corporation
                                                    (The)....................      2,792,532      4,934,900       0.6
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
        INDUSTRY                 HELD                US STOCKS & WARRANTS           COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
INSURANCE                             88,900      Allmerica Financial
                                                    Corp. ...................   $  5,457,701   $  5,778,500       0.7%
                                      81,000      Equitable Companies Inc.
                                                    (The)....................      4,274,926      6,069,938       0.7
                                      97,750      Travelers Group, Inc. .....      4,296,272      5,926,094       0.7
                                      55,600      UNUM Corporation...........      1,764,712      3,085,800       0.4
                                                                                ------------   ------------     -----
                                                                                  15,793,611     20,860,332       2.5
------------------------------------------------------------------------------------------------------------------------
LEISURE                              112,000      +Imax Corporation..........      1,794,474      2,520,000       0.3
------------------------------------------------------------------------------------------------------------------------
MACHINERY                            123,000      Ingersoll-Rand Co. ........      3,928,469      5,419,688       0.6
------------------------------------------------------------------------------------------------------------------------
MANUFACTURING                         76,000      Tyco International Ltd. ...      3,930,790      4,788,000       0.5
------------------------------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT                     52,200      Beckman Coulter Inc. ......      3,149,433      3,040,650       0.3
------------------------------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES                   68,000      Columbia/HCA Healthcare
                                                    Corporation..............      2,083,283      1,980,500       0.2
                                     194,200      +HEALTHSOUTH Corporation...      5,189,328      5,182,713       0.6
                                      97,200      Warner-Lambert Company.....      4,478,544      6,743,250       0.8
                                                                                ------------   ------------     -----
                                                                                  11,751,155     13,906,463       1.6
------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                           77,700      Enron Corp. ...............      3,201,653      4,200,656       0.5
------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                          40,000      Schlumberger Ltd. .........      2,600,876      2,732,500       0.3
------------------------------------------------------------------------------------------------------------------------
PETROLEUM                            115,000      Unocal Corp. ..............      4,037,135      4,111,250       0.5
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL--DIVERSIFIED            49,200     Bristol-Myers Squibb
                                                    Co. .....................      4,680,631      5,654,925       0.6
------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING                137,300      +World Color Press,
                                                    Inc. ....................      4,126,303      4,805,500       0.5
------------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION                   209,000      +Capstar Broadcasting Corp.
                                                    (Class A)................      3,971,000      5,251,125       0.6
------------------------------------------------------------------------------------------------------------------------
RAILROADS                             39,000      Burlington Northern Santa
                                                    Fe Inc. .................      3,386,514      3,829,313       0.4
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT                44,950      Starwood Hotels &
TRUSTS                                              Resorts(c)...............      1,228,009      2,171,647       0.3
------------------------------------------------------------------------------------------------------------------------
RETAIL                               105,600      Lowe's Companies, Inc. ....      3,804,807      4,283,400       0.5
                                     138,000      +Safeway Inc. .............      4,062,428      5,614,875       0.6
                                      86,200      Sears, Roebuck & Co. ......      4,483,896      5,263,588       0.6
                                      96,300      Wal-Mart Stores, Inc. .....      3,973,409      5,850,225       0.7
                                                                                ------------   ------------     -----
                                                                                  16,324,540     21,012,088       2.4
------------------------------------------------------------------------------------------------------------------------
RETAIL--DRUG STORES                  162,210      Rite Aid Corporation.......      2,783,712      6,093,013       0.7
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL                113,000      +ST Microelectronics N.V.
EQUIPMENT                                           (NY Registered Shares)...      6,072,113      7,895,875       0.9
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                    80,400      +SmarTalk TeleServices,
                                                    Inc. ....................      2,214,480      1,135,650       0.1
------------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                     110,400      Carnival Corp. (Class A)...      2,122,668      4,374,600       0.5
                                      55,000      Royal Caribbean Cruises
                                                    Ltd. ....................      2,677,362      4,372,500       0.5
                                                                                ------------   ------------     -----
                                                                                   4,800,030      8,747,100       1.0
------------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                       168,000      El Paso Natural Gas Co. ...      4,449,109      6,426,000       0.7
------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT                     115,150      +USA Waste Services,
                                                    Inc. ....................      4,842,277      5,685,531       0.7
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL US STOCKS & WARRANTS     210,487,551    276,715,743      31.5
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
         COUNTRY                 HELD                  FOREIGN STOCKS++             COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ARGENTINA                            238,400      Yacimientos Petroliferos
                                                    Fiscales S.A.
                                                    (YPF)(ADR)*(24)..........   $  6,796,622   $  7,166,900       0.8%
------------------------------------------------------------------------------------------------------------------------
CANADA                               108,000      Magna International Inc.
                                                    (Class A)(2).............      6,056,821      7,411,500       0.8
                                      45,700      Seagram Company Ltd.
                                                    (The)(6).................      1,962,605      1,870,844       0.2
                                                                                ------------   ------------     -----
                                                                                   8,019,426      9,282,344       1.0
------------------------------------------------------------------------------------------------------------------------
FINLAND                              290,000      +Amer Group Ltd. (9).......      5,251,766      5,661,066       0.7
                                     132,000      Finnlines OY (32)..........      2,486,828      8,187,839       0.9
                                     198,800      Orion-Yhtymae OY (Class
                                                    B)(25)...................      5,494,455      6,129,422       0.7
                                      80,000      Sampo Insurance Co. (16)...      3,698,893      3,794,720       0.4
                                     275,460      +Sponda Oyj (27)...........      1,906,112      1,934,798       0.2
                                     339,900      UPM-Kymmene OY (23)........      7,086,032      9,363,636       1.1
                                                                                ------------   ------------     -----
                                                                                  25,924,086     35,071,481       4.0
------------------------------------------------------------------------------------------------------------------------
FRANCE                                83,000      AXA-UAP (16)...............      9,429,644      9,338,959       1.1
                                     211,100      +Alstom (18)...............      7,198,697      6,951,088       0.8
                                      77,900      Elf Aquitaine S.A. (21)....      9,224,083     10,956,399       1.2
                                     153,100      Scor S.A. (16).............      5,700,758      9,715,206       1.1
                                     226,000      Thomson-CSF S.A. (10)......      7,686,550      8,600,976       1.0
                                                                                ------------   ------------     -----
                                                                                  39,239,732     45,562,628       5.2
------------------------------------------------------------------------------------------------------------------------
GERMANY                              118,000      Bayerische Vereinsbank
                                                    AG (4)...................      7,738,658     10,001,108       1.1
                                      90,500      Daimler-Benz AG (3)........      8,882,232      8,898,598       1.0
                                      13,500      Henkel KGaA (8)............        600,048      1,120,264       0.1
                                     121,500      Henkel KGaA
                                                    (Preferred) (8)..........      5,163,053     12,014,043       1.4
                                     142,000      Mannesmann AG (18).........      5,226,272     14,591,735       1.7
                                                                                ------------   ------------     -----
                                                                                  27,610,263     46,625,748       5.3
------------------------------------------------------------------------------------------------------------------------
INDONESIA                            344,580      P.T. Indonesian Satellite
                                                    Corp. (ADR)* (31)........      8,061,313      3,833,452       0.4
------------------------------------------------------------------------------------------------------------------------
IRELAND                               89,400      Bank of Ireland (4)........      1,863,526      1,841,428       0.2
------------------------------------------------------------------------------------------------------------------------
ITALY                                750,000      Arnoldo Mondadori Editore
                                                    S.p.A. (26)..............      6,327,223      8,863,253       1.0
                                   1,161,800      Danieli & Company (18).....      4,276,177      5,393,838       0.6
                                                                                ------------   ------------     -----
                                                                                  10,603,400     14,257,091       1.6
------------------------------------------------------------------------------------------------------------------------
JAPAN                                 22,200      Amway Japan Ltd. (29)......        489,653        233,903       0.0
                                     602,000      Bank of Tokyo-Mitsubishi,
                                                    Ltd. (The)(5)............      8,217,956      6,381,886       0.7
                                     113,000      Ito-Yokado Co., Ltd.
                                                    (28).....................      6,178,913      5,325,034       0.6
                                     743,000      Makino Milling
                                                    Machine Co. Ltd. (18)....      5,334,912      5,238,587       0.6
                                     389,000      Matsushita Electric
                                                    Industries, Ltd. (11)....      6,160,832      6,260,157       0.7
                                     142,000      Matsushita Electric Works,
                                                    Ltd. (11)................      1,449,122      1,147,723       0.1
                                      54,000      Rohm Company, Ltd. (11)....      4,284,317      5,553,150       0.6
                                     758,000      Sanwa Bank, Ltd. (5).......      6,606,807      6,788,468       0.8
                                      77,000      Sony Corporation (11)......      5,677,742      6,640,326       0.8
                                     514,000      Tokio Marine and Fire
                                                    Insurance Co., Ltd.
                                                    (16).....................      5,650,973      5,289,485       0.6
                                     100,000      Tokyo Electron Limited
                                                    (30).....................      3,712,237      3,067,042       0.4
                                                                                ------------   ------------     -----
                                                                                  53,763,464     51,925,761       5.9
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
         COUNTRY                 HELD                  FOREIGN STOCKS++             COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
MEXICO                               406,700      Grupo Carso, S.A. de C.V.
                                                    (ADR)*(20)...............   $  5,242,962   $  3,282,069       0.4%
                                     178,500      Panamerican Beverages, Inc.
                                                    (Class A) (US Registered
                                                    Shares)(6)...............      5,374,345      5,611,594       0.6
                                     148,700      Telefonos de Mexico, S.A.
                                                    de C.V. (Telmex)
                                                    (ADR)*(31)...............      7,311,423      7,146,894       0.8
                                                                                ------------   ------------     -----
                                                                                  17,928,730     16,040,557       1.8
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                          169,600      Royal Dutch Petroleum Co.
                                                    (ADR)*(22)...............      9,440,559      9,296,200       1.1
------------------------------------------------------------------------------------------------------------------------
NORWAY                               262,200      Color Line ASA (32)........      1,033,777        821,139       0.1
------------------------------------------------------------------------------------------------------------------------
SINGAPORE                            738,000      Overseas Chinese Banking
                                                    Corp. Ltd. (4)...........      3,512,200      2,513,177       0.3
------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                          141,500      +Hyundai Engineering &
                                                    Construction Co.,
                                                    Ltd.(GDR)**(b)(12).......      1,815,963         44,572       0.0
                                       2,763      +Hyundai Engineering &
                                                    Construction Co., Ltd.
                                                    (New Shares)
                                                    (GDR)**(b)(12)...........         35,459            870       0.0
                                                                                ------------   ------------     -----
                                                                                   1,851,422         45,442       0.0
------------------------------------------------------------------------------------------------------------------------
SPAIN                                172,000      +Dinamia Capital Privado
                                                    Sociedad de Capital
                                                    Riesgo, S.A. (34)........      3,233,132      2,977,723       0.3
                                     121,100      Metrovaseca S.A. (27)......      3,779,287      3,568,047       0.4
                                      86,419      Metrovaseca S.A.
                                                    (Rights)(d)(27)..........              0        121,383       0.0
                                     168,800      Repsol, S.A.(ADR)*(24).....      5,764,803      9,284,000       1.1
                                     273,600      Uralita, S.A. (7)..........      3,839,161      3,905,507       0.5
                                                                                ------------   ------------     -----
                                                                                  16,616,383     19,856,660       2.3
------------------------------------------------------------------------------------------------------------------------
SWEDEN                               120,000      Autoliv AB (2).............      3,892,408      3,837,231       0.4
                                     322,200      Bure Investment AB (17)....      2,845,754      5,131,281       0.6
                                     369,600      +Castellum AB (27).........      3,113,291      4,356,687       0.5
                                      65,500      Custos AB (Class A) (9)....      1,687,016      1,667,377       0.2
                                      65,500      Custos AB (Class B) (9)....      1,726,494      1,650,950       0.2
                                     125,500      Fastighets AB Tornet
                                                    (27).....................      2,066,143      2,014,421       0.2
                                     190,600      Haldex AB (2)..............      3,364,237      3,441,771       0.4
                                   1,059,900      +Nordhanken Holding AB
                                                    (4)......................      6,231,681      7,775,303       0.9
                                     293,000      Perstorp AB (Class B)
                                                    (8)......................      5,488,279      5,474,575       0.6
                                     278,000      Sparbanken Sverige AB
                                                    (Class A) (4)............      3,534,373      8,366,669       1.0
                                     130,000      Spectra-Physics AB (15)....      3,966,604      2,078,500       0.2
                                                                                ------------   ------------     -----
                                                                                  37,916,280     45,794,765       5.2
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND                            5,000      Schindler Holding AG
                                                    (18).....................      8,637,994      7,619,739       0.8
                                      23,870      +UBS AG (5)................      7,975,515      8,881,567       1.0
                                       9,000      Valora Holding AG (19).....      2,432,589      2,374,984       0.3
                                                                                ------------   ------------     -----
                                                                                  19,046,098     18,876,290       2.1
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                     1,070,400      British Aerospace PLC
                                                    (1)......................      8,026,524      8,197,567       0.9
                                     420,500      Devro PLC (13).............      2,810,818      3,522,053       0.4
                                     648,086      Diageo PLC (6).............      5,394,255      7,677,454       0.9
                                     465,300      Imperial Chemical
                                                    Industries PLC (22)......      6,166,241      7,468,516       0.9
                                   1,833,900      LucasVarity PLC (2)........      6,298,435      7,282,472       0.8
                                   2,883,000      +Thomson Travel
                                                    Group PLC (33)...........      8,706,431      8,995,234       1.0
                                                                                ------------   ------------     -----
                                                                                  37,402,704     43,143,296       4.9
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL FOREIGN STOCKS           326,629,985    371,954,359      42.2
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------
                                 FACE                                                             VALUE       PERCENT OF
         COUNTRY                AMOUNT                  FOREIGN BONDS++             COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
GERMANY
                                                  Bundesrepublik Deutschland
                                                    (14):
                            DM     7,900,000      6.50% due 10/14/2005.......   $  5,092,717   $  4,860,697       0.5%
                                  33,000,000      6% due 7/04/2007...........     19,300,518     19,903,833       2.3
                                   7,500,000      6% due 6/20/2016...........      4,172,639      4,577,194       0.5
                                  20,800,000      5.625% due 1/04/2028.......     11,699,315     11,964,724       1.4
                                   7,550,000      Treuhandanstalt, 6.875% due
                                                    6/11/2003 (14)...........      5,020,900      4,625,692       0.5
                                                                                ------------   ------------     -----
                                                                                  45,286,089     45,932,140       5.2
------------------------------------------------------------------------------------------------------------------------
SWEDEN
                                                  Government of
                                                    Sweden (14):
                           Skr   242,200,000      5.50% due 4/12/2002........     30,785,989     31,388,051       3.6
                                  98,200,000      8% due 8/15/2007...........     14,051,805     15,040,134       1.7
                                                                                ------------   ------------     -----
                                                                                  44,837,794     46,428,185       5.3
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
                                                  United Kingdom Treasury
                                                    Gilt (14):
                           L       4,300,000      8% due 12/07/2000..........      7,266,604      7,344,946       0.8
                                  11,000,000      7.25% due 12/07/2007.......     18,207,288     20,165,908       2.3
                                                                                ------------   ------------     -----
                                                                                  25,473,892     27,510,854       3.1
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL FOREIGN BONDS            115,597,775    119,871,179      13.6
------------------------------------------------------------------------------------------------------------------------
                                                   US GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------
                            US$   24,760,000      US Treasury Bonds, 6.625%
                                                    due 2/15/2007............     26,829,309     27,959,487       3.2
                                                  US Treasury Notes:
                                  29,700,000      6% due 8/15/1999...........     29,781,211     29,853,252       3.4
                                  22,070,000      6.50% due 5/31/2002........     22,763,136     22,804,490       2.6
                                   6,250,000      6.25% due 2/15/2007........      6,164,062      6,544,937       0.7
                                   8,450,000      6.625% due 5/15/2007.......      8,555,977      9,075,807       1.0
                                                                                ------------   ------------     -----
                                                                                  67,264,386     68,278,486       7.7
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL US GOVERNMENT
                                                  OBLIGATIONS                     94,093,695     96,237,973      10.9
------------------------------------------------------------------------------------------------------------------------
                                                     SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***         US$    9,296,000      General Motors Acceptance
                                                    Corp., 6.50% due
                                                    7/01/1998................      9,296,000      9,296,000       1.1
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES      9,296,000      9,296,000       1.1
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS..........   $756,105,006    874,075,254      99.3
                                                                                ============
                                                  UNREALIZED APPRECIATION ON
                                                    FORWARD FOREIGN EXCHANGE
                                                    CONTRACTS+++.............                       932,433       0.1
                                                  OTHER ASSETS LESS
                                                    LIABILITIES..............                     5,456,320       0.6
                                                                                               ------------     -----
                                                  NET ASSETS.................                  $880,464,007     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Global Depositary Receipts (GDR).

*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Formerly Starwood Lodging Trust.

(d) The rights may be exercised until 7/24/1998.

+ Non-income producing security.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

++ Corresponding industry groups for foreign stocks and bonds:

 (1) Aerospace & Defense  (12) Engineering & Construction  (23) Paper & Forest Products
 (2) Auto--Parts          (13) Foods                       (24) Petroleum
 (3) Auto & Truck         (14) Government (Bonds)          (25) Pharmaceutical
 (4) Banking              (15) Industrial Components       (26) Printing & Publishing
 (5) Banking & Financial  (16) Insurance                   (27) Real Estate
 (6) Beverages            (17) Investment Management       (28) Retail Stores
 (7) Building Materials   (18) Machinery & Equipment       (29) Retailers
 (8) Chemicals            (19) Merchandising               (30) Semiconductors
 (9) Diversified          (20) Multi-Indusrty              (31) Telecommunications
(10) Electrical           (21) Oil & Related               (32) Transportation
Equipment                 (22) Oil--Integrated             (33) Travel & Lodging
(11) Electronics                                           (34) Venture Capital

+++ Forward foreign exchange contracts sold as of June 30, 1998 were as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                                          UNREALIZED
                                                                                                         APPRECIATION
                                                                                                        (DEPRECIATION)
                           FOREIGN CURRENCY SOLD                             EXPIRATION DATE              (NOTE 1b)
----------------------------------------------------------------------------------------------------------------------
C$       15,000,000  ......................................................    July 1998                  $  (3,961)
CHF      28,100,000  ......................................................    July 1998                    471,810
DM      184,100,000  ......................................................    July 1998                    631,890
Fim     173,800,000  ......................................................  September 1998                 144,983
Frf     317,700,000  ......................................................    July 1998                    161,590
L        41,620,000  ......................................................    July 1998                   (148,236)
Lit  23,000,000,000  ......................................................   August 1998                    61,883
Pta   2,979,000,000  ......................................................   August 1998                    29,093
Skr     674,000,000  ......................................................  September 1998                (713,491)
Y     6,530,000,000  ......................................................  September 1998                 296,872
----------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET (US$
COMMITMENT--$450,520,220)                                                                                 $ 932,433
                                                                                                          =========
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$756,105,006) (Note
  1a).......................................................                 $874,075,254
Unrealized appreciation on forward foreign exchange
  contracts (Note 1b).......................................                      932,433
Cash........................................................                      377,424
Foreign cash (Note 1c)......................................                    2,756,130
Receivables:
  Securities sold...........................................  $11,033,213
  Interest..................................................    4,822,025
  Dividends.................................................    1,343,854
  Forward foreign exchange contracts (Note 1b)..............      286,867
  Capital shares sold.......................................        6,936      17,492,895
                                                              -----------
Prepaid expenses and other assets...........................                       52,050
                                                                             ------------
Total assets................................................                  895,686,186
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   14,211,320
  Investment adviser (Note 2)...............................      497,890
  Capital shares redeemed...................................      315,847
  Forward foreign exchange contracts (Note 1b)..............       25,950      15,051,007
                                                              -----------
Accrued expenses and other liabilities......................                      171,172
                                                                             ------------
Total liabilities...........................................                   15,222,179
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $880,464,007
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 200,000,000
  shares authorized+........................................                 $  6,463,624
Paid-in capital in excess of par............................                  755,360,459
Undistributed investment income--net........................                    9,866,402
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                  (10,066,234)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                  118,839,756
                                                                             ------------
NET ASSETS..................................................                 $880,464,007
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $880,464,007 and 64,636,237
  shares outstanding........................................                 $      13.62
                                                                             ============
------------------------------------------------------------------------------------------

+ The Fund is authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $774,730 foreign withholding tax).........                 $ 8,304,650
Interest and discount earned................................                   7,718,425
Other income................................................                      30,268
                                                                             -----------
Total income................................................                  16,053,343
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $ 2,830,955
Custodian fees..............................................      114,293
Accounting services (Note 2)................................       76,752
Professional fees...........................................       31,468
Printing and shareholders report............................       23,501
Directors' fees and expenses................................       10,313
Pricing services............................................        5,022
Registration fees...........................................        4,501
Transfer agent fees (Note 2)................................        2,734
Other.......................................................        4,994
                                                              -----------
Total expenses..............................................                   3,104,533
                                                                             -----------
Investment income--net......................................                  12,948,810
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net..........................................   (1,317,311)
  Foreign currency transactions--net........................    1,188,405       (128,906)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   74,373,551
  Foreign currency transactions--net........................    1,113,659     75,487,210
                                                              -----------    -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                  75,358,304
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $88,307,114
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 1998    DECEMBER 31, 1997
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 12,948,810       $ 20,985,143
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................      (128,906)       106,726,204
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    75,487,210        (27,730,460)
                                                              -------------      ------------
Net increase in net assets resulting from operations........    88,307,114         99,980,887
                                                              -------------      ------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F):
Investment income--net:
  Class A...................................................   (32,818,349)       (18,926,819)
Realized gain on investments--net:
  Class A...................................................  (109,369,825)       (26,410,838)
                                                              -------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................  (142,188,174)       (45,337,657)
                                                              -------------      ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital
  share transactions........................................    64,698,253        (55,199,234)
                                                              -------------      ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    10,817,193           (556,004)
Beginning of period.........................................   869,646,814        870,202,818
                                                              -------------      ------------
End of period*..............................................  $880,464,007       $869,646,814
                                                              =============      ============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  9,866,402       $ 29,735,941
                                                              =============      ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                       CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            ------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                          FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                         MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                  JUNE 30, 1998     1997        1996        1995        1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $  14.71      $  13.87    $  12.55    $  11.73    $  12.17
                                                           --------      --------    --------    --------    --------
Investment income--net.................................         .20           .35         .28         .39         .30
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net...................        1.11          1.21        1.33         .82        (.48)
                                                           --------      --------    --------    --------    --------
Total from investment operations.......................        1.31          1.56        1.61        1.21        (.18)
                                                           --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................        (.55)         (.30)       (.29)       (.39)       (.21)
  Realized gain on investments--net....................       (1.85)         (.42)         --          --+       (.04)
  In excess of realized gain on investments--net.......          --            --          --          --        (.01)
                                                           --------      --------    --------    --------    --------
Total dividends and distributions......................       (2.40)         (.72)       (.29)       (.39)       (.26)
                                                           --------      --------    --------    --------    --------
Net asset value, end of period.........................    $  13.62      $  14.71    $  13.87    $  12.55    $  11.73
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      10.58%++      11.94%      13.17%      10.60%      (1.46%)
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .71%*         .73%        .71%        .72%        .77%
                                                           ========      ========    ========    ========    ========
Investment income--net.................................       2.97%*        2.33%       2.68%       3.33%       2.85%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............    $880,464      $869,647    $870,203    $540,242    $515,407
                                                           ========      ========    ========    ========    ========
Portfolio turnover.....................................      49.51%       108.66%     173.44%      27.23%      21.03%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

+ Amount is less than $.01 per share.

++ Aggregate total investment return.

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Strategy Focus Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments

--------------------------------------------------------------------------------

are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $88,528 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $435,329,113 and $414,419,899, respectively.

--------------------------------------------------------------------------------

  Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............   $(1,317,311)     $117,970,248
Foreign currency transactions.......    (1,289,754)          (62,925)
Forward foreign exchange
 contracts..........................     2,478,159           932,433
                                       -----------      ------------
Total...............................   $  (128,906)     $118,839,756
                                       ===========      ============
---------------------------------------------------------------------

  At June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $117,970,248, of which $140,555,076 related to appreciated securities and $22,584,828 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $756,105,006.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $64,698,253 and $(55,199,234) for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
  Class A for the Six Months Ended                      Dollar
            June 30, 1998                Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     154,496    $  2,032,419
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................  11,480,542     142,188,174
                                       ----------    ------------
Total issued.........................  11,635,038     144,220,593
Shares redeemed......................  (6,119,511)    (79,522,340)
                                       ----------    ------------
Net increase.........................   5,515,527    $ 64,698,253
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
     Class A for the Year Ended                        Dollar
         December 31, 1997              Shares         Amount
-----------------------------------------------------------------
Shares sold.........................   1,193,286    $  17,737,325
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   3,479,483       45,337,657
                                      ----------    -------------
Total issued........................   4,672,769       63,074,982
Shares redeemed.....................  (8,275,362)    (118,274,216)
                                      ----------    -------------
Net decrease........................  (3,602,593)   $ (55,199,234)
                                      ==========    =============
-----------------------------------------------------------------

5. COMMITMENTS:

At June 30, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase and sell various foreign currencies with values of approximately $4,710,000 and $2,448,000, respectively.

6. LOANED SECURITIES:

At June 30, 1998, the Fund held US Treasury notes having an aggregate value of approximately $7,688,000 as collateral for portfolio securities loaned having a market value of approximately $7,896,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on US capital markets.

PORTFOLIO MATTERS

  The Fund finished the six-month period ended June 30, 1998 with 47% of net assets invested in domestic utility stocks, 48% in foreign utility stocks and 5% in cash. At June 30, 1998, nearly 37% of net assets was invested in European-based utility stocks and 6.9% was allocated to South America and Canada. In addition, 4.2% was invested in the Pacific Basin, which was the subject of significant stock market volatility as a result of the foreign currency crisis during the period. In general, as of June 30, 1998, the Fund's portfolio was geographically diversified across 19 countries and 80 holdings. In our view, this level of diversification limits the Fund's market, economic and regulatory risk, an important goal given the characteristics of the utility sector.

  For the six-month period ended June 30, 1998, the Fund's Class A Shares provided a total return of +9.70% as compared to +15.24% for the benchmark unmanaged Financial Times/ Standard & Poor's--Actuaries World Utility Index. While the Fund underperformed its benchmark, it outperformed the Lipper Utility Fund Index total return of +8.22%.

  At December 31, 1997, the Fund's top five countries for investments--Italy, Spain, the United Kingdom, Brazil and Chile--accounted for nearly 25% of net assets. As of June 30, 1998, the top five countries were Italy, Spain, the United Kingdom, Portugal and Germany, and accounted for nearly 31% of net assets. This shift reflects a significant reduction of assets invested in Chile and Brazil. The Chilean economy relies heavily on exports of copper to Southeast Asia, a region experiencing an economic downturn. Brazil's outlook will be determined by the government's ability to secure the appropriate prices for privatizations at a time when investors are increasing their desired returns because of emerging markets risk. We do not believe that investors will return to these markets during the coming six months. Therefore, we reduced our exposure to emerging markets in favor of more mature markets that better fit our risk-averse investment philosophy.

  A significant portion of the Fund's net assets was invested in Europe, the best-performing region, during the six-month period ended June 30, 1998. The Fund was overweighted in US-based electric utility stocks relative to the Fund's benchmark. This had a negative impact on the overall total return of the Fund, in spite of the stocks' relatively high dividend yields. This sector had done very well during the last three quarters of 1997, but has been consolidating so far this year. Historically, the performance of domestic electric utility stocks tends to be stronger in the second half of the calendar year than in the first half. Finally, an underweighted position in emerging markets had a positive impact on the Fund's total return; however, our relatively high weighting in Brazil during the earlier part of the year penalized performance.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Global Utility Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Walter D. Rogers
Walter D. Rogers
Senior Vice President and Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +24.77%        +9.70%
-----------------------------------------------------------------------------------------

[S]
   * Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       +24.77%
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/98                                       +13.66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                        VALUE       PERCENT OF
    COUNTRY           INDUSTRY        HELD                COMMON STOCKS              COST        (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
ARGENTINA        TELECOMMUNICATIONS    37,200    Telecom Argentina STET S.A.
                                                   (ADR)*(a)....................  $   925,662   $  1,109,025       0.8%
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC     7,900   Central Costanera S.A.
                                                   (ADR)*(a)....................      261,847        229,917       0.2
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN
                                                 ARGENTINA                          1,187,509      1,338,942       1.0
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        TELECOMMUNICATIONS   205,000    Telstra Corporation Limited....      399,749        525,770       0.4
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS       434,496    Australian Gas & Light Co.,
                                                   Ltd. ........................    1,238,060      2,718,620       1.9
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN
                                                 AUSTRALIA                          1,637,809      3,244,390       2.3
-------------------------------------------------------------------------------------------------------------------------
AUSTRIA          UTILITIES--GAS        13,560    Energie-Versorgung
                                                   Niederoesterreich AG (EVN)...    1,388,213      2,029,834       1.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN AUSTRIA     1,388,213      2,029,834       1.5
-------------------------------------------------------------------------------------------------------------------------
BRAZIL           TELECOMMUNICATIONS    10,300    Telecomunicacoes Brasileiras
                                                   S.A.--Telebras (ADR)*........      560,680      1,124,631       0.8
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC   100,000   Companhia Paranaense de Energia
                 & GAS                             S.A. (Copel) (ADR)*..........    1,800,000        925,000       0.7
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN BRAZIL      2,360,680      2,049,631       1.5
-------------------------------------------------------------------------------------------------------------------------
CANADA           TELECOMMUNICATIONS    42,000    BC Telecom, Inc. ..............      789,852      1,571,749       1.1
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS        70,100    TransCanada Pipelines Co.,
                                                   Ltd..........................    1,045,275      1,559,725       1.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN CANADA      1,835,127      3,131,474       2.2
-------------------------------------------------------------------------------------------------------------------------
CHILE            UTILITIES--ELECTRIC    33,300   Enersis S.A. (ADR)*............      717,575        813,769       0.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN CHILE         717,575        813,769       0.6
-------------------------------------------------------------------------------------------------------------------------
DENMARK          TELECOMMUNICATIONS    64,000    Tele Danmark A/S (ADR)*........    1,520,595      3,016,000       2.2
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN DENMARK     1,520,595      3,016,000       2.2
-------------------------------------------------------------------------------------------------------------------------
FRANCE           UTILITIES--WATER      16,984    Vivendi S.A.(b)................    1,939,819      3,628,087       2.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN FRANCE      1,939,819      3,628,087       2.6
-------------------------------------------------------------------------------------------------------------------------
GERMANY          TELECOMMUNICATIONS     8,100    Deutsche Telekom AG............      154,054        221,660       0.2
                                        2,010    Mannesmann AG..................      179,264        206,545       0.1
                                                                                  -----------   ------------     -----
                                                                                      333,318        428,205       0.3
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    15,000   RWE AG.........................      674,750        887,436       0.6
                                        1,500    VIAG AG........................      661,615      1,032,019       0.7
                                       20,000    Veba AG........................      652,699      1,344,449       1.0
                                                                                  -----------   ------------     -----
                                                                                    1,989,064      3,263,904       2.3
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN GERMANY     2,322,382      3,692,109       2.6
-------------------------------------------------------------------------------------------------------------------------
ITALY            TELECOMMUNICATIONS   651,600    Telecom Italia Mobile
                                                   S.p.A. ......................      620,263      3,985,871       2.9
                                      405,333    Telecom Italia S.p.A. .........      950,865      2,984,683       2.1
                                      761,900    Telecom Italia S.p.A.
                                                   (Registered
                                                   Non-Convertible).............    1,629,934      3,689,448       2.7
                                                                                  -----------   ------------     -----
                                                                                    3,201,062     10,660,002       7.7
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS       513,400    Italgas Torino S.p.A. .........    1,581,576      2,091,737       1.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN ITALY       4,782,638     12,751,739       9.2
-------------------------------------------------------------------------------------------------------------------------
JAPAN            TELECOMMUNICATIONS       110    Nippon Telegraph & Telephone
                                                   Corp. .......................      938,962        912,896       0.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN JAPAN         938,962        912,896       0.6
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                        VALUE       PERCENT OF
    COUNTRY           INDUSTRY        HELD                COMMON STOCKS              COST        (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
MEXICO           TELECOMMUNICATIONS    14,500    Telefonos de Mexico, S.A. de
                                                   C.V. (Telemex) (ADR)*........  $   914,790   $    696,906       0.5%
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN MEXICO        914,790        696,906       0.5
-------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND      TELECOMMUNICATIONS    20,100    Telecom Corporation of New
                                                   Zealand Ltd. (ADR)*..........      477,195        658,275       0.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN
                                                 NEW ZEALAND                          477,195        658,275       0.5
-------------------------------------------------------------------------------------------------------------------------
PERU             TELECOMMUNICATIONS    73,000    Telefonica del Peru S.A.
                                                   (ADR)*.......................    1,496,500      1,491,938       1.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN PERU        1,496,500      1,491,938       1.1
-------------------------------------------------------------------------------------------------------------------------
PHILIPPINES      TELECOMMUNICATIONS    43,600    Philippine Long Distance
                                                   Telephone Co. (ADR)*.........    1,270,791        986,450       0.7
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN THE
                                                 PHILIPPINES                        1,270,791        986,450       0.7
-------------------------------------------------------------------------------------------------------------------------
PORTUGAL         TELECOMMUNICATIONS    65,720    Portugal Telecom, S.A.
                                                   (ADR)*.......................    1,417,539      3,479,053       2.5
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    29,940   EDP-Electricidade de Portugal,
                                                   S.A. (ADR)*..................    1,333,900      1,379,111       1.0
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN PORTUGAL    2,751,439      4,858,164       3.5
-------------------------------------------------------------------------------------------------------------------------
SPAIN            TELECOMMUNICATIONS    42,700    Telefonica, S.A. (ADR)*(f).....    1,681,059      5,937,969       4.3
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC   145,600   Empresa Nacional de
                                                   Electricidad, S.A. (Endesa)
                                                   (ADR)*.......................    1,634,684      3,148,600       2.3
                                        7,500    HidroElectrica del Cantabrico,
                                                   S.A. ........................      251,742        342,980       0.2
                                      131,000    Iberdrola I, S.A. .............      879,896      2,130,986       1.5
                                                                                  -----------   ------------     -----
                                                                                    2,766,322      5,622,566       4.0
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN SPAIN       4,447,381     11,560,535       8.3
-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   TELECOMMUNICATIONS    57,000    British Telecommunications
                                                   PLC..........................      406,712        703,773       0.5
                                       10,000    +British Telecommunications PLC
                                                   (ADR)*.......................      741,450      1,235,000       0.9
                                       87,000    Cable & Wireless PLC...........    1,108,784      1,056,761       0.8
                                       30,000    Vodafone Group PLC (ADR)*......      859,933      3,781,875       2.7
                                                                                  -----------   ------------     -----
                                                                                    3,116,879      6,777,409       4.9
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC   167,500   National Power PLC.............    1,238,839      1,576,232       1.1
                                       95,139    PowerGen PLC...................      705,721      1,314,362       1.0
                                                                                  -----------   ------------     -----
                                                                                    1,944,560      2,890,594       2.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN THE
                                                 UNITED KINGDOM                     5,061,439      9,668,003       7.0
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                        VALUE       PERCENT OF
    COUNTRY           INDUSTRY        HELD                COMMON STOCKS              COST        (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES    TELECOMMUNICATIONS    17,000    AT&T Corporation...............  $   683,145   $    971,125       0.7%
                                       30,000    +AirTouch Communications,
                                                   Inc. ........................      738,952      1,753,125       1.3
                                       51,600    Ameritech Corp. ...............    1,030,404      2,315,550       1.7
                                       47,616    Bell Atlantic Corporation......    1,184,107      2,172,480       1.6
                                       37,400    BellSouth Corp. ...............    1,138,507      2,510,475       1.8
                                       42,000    Frontier Corp. ................      969,520      1,323,000       0.9
                                       33,500    GTE Corp. .....................    1,124,815      1,863,438       1.3
                                       46,600    SBC Communications, Inc. ......      982,372      1,864,000       1.3
                                       21,000    Sprint Corp. ..................      599,833      1,480,500       1.1
                                       24,900    U S West, Inc.(g) .............      606,619      1,170,300       0.8
                                       40,000    +WorldCom Inc. ................    1,323,316      1,932,500       1.4
                                                                                  -----------   ------------     -----
                                                                                   10,381,590     19,356,493      13.9
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    65,600   Allegheny Energy, Inc. ........    1,689,846      1,976,200       1.4
                                       25,000    American Electric Power
                                                   Company, Inc. ...............    1,092,125      1,134,375       0.8
                                       55,500    BEC Energy(c)..................    1,472,300      2,303,250       1.7
                                       38,192    CINergy Corp. .................      885,217      1,336,720       1.0
                                       49,300    Consolidated Edison, Inc. .....    1,597,050      2,270,881       1.6
                                       31,500    DTE Energy Co. ................      989,953      1,271,813       0.9
                                       31,000    Duke Energy Corp. .............    1,172,492      1,836,750       1.3
                                       31,000    Edison International...........      544,360        916,437       0.7
                                       33,800    Energy East Corporation(d).....      932,936      1,406,925       1.0
                                       54,300    Entergy Corp. .................    1,905,240      1,561,125       1.1
                                       21,500    FPL Group, Inc. ...............      985,059      1,354,500       1.0
                                       47,200    GPU, Inc. .....................    1,343,992      1,784,750       1.3
                                       26,200    Houston Industries, Inc. ......      450,312        808,925       0.6
                                       33,000    MarketSpan Corporation.........      855,855        987,938       0.7
                                       89,100    NIPSCO Industries, Inc. .......    1,405,792      2,494,800       1.8
                                       44,000    New Century Energies, Inc. ....    1,312,146      1,999,250       1.4
                                       73,800    PECO Energy Co. ...............    2,081,262      2,154,037       1.6
                                       72,800    PacifiCorp. ...................    1,401,416      1,647,100       1.2
                                       50,000    +Sempra Energy(e)..............    1,184,750      1,387,500       1.0
                                       50,200    Southern Co. ..................    1,041,077      1,389,912       1.0
                                       23,000    TECO Energy, Inc. .............      605,130        616,688       0.4
                                       42,000    Texas Utilities Holding Co. ...    1,438,834      1,748,250       1.3
                                                                                  -----------   ------------     -----
                                                                                   26,387,144     34,388,126      24.8
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS        17,600    Coastal Corp. (The)............      549,219      1,228,700       0.9
                                       36,800    El Paso Natural Gas Co. .......      660,653      1,407,600       1.0
                                       15,000    Enron Corporation..............      690,790        810,938       0.6
                                       26,100    National Fuel Gas Company......      788,314      1,136,981       0.8
                                       25,000    New Jersey Resources Corp. ....      656,623        892,187       0.6
                                       41,000    Questar Corp. .................      668,988        804,625       0.6
                                       16,600    Sonat, Inc. ...................      551,950        641,175       0.5
                                       49,800    Washington Gas Light Co. ......    1,046,197      1,332,150       1.0
                                       83,800    Williams Co., Inc. ............      866,744      2,828,250       2.0
                                                                                  -----------   ------------     -----
                                                                                    6,479,478     11,082,606       8.0
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--WATER      33,300    Philadelphia Suburban
                                                   Corporation..................      722,194        728,437       0.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN THE
                                                 UNITED STATES                     43,970,406     65,555,662      47.2
-------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN COMMON
                                                 STOCKS                            81,021,250    132,084,804      95.1
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                      FACE                                                         VALUE       PERCENT OF
                                     AMOUNT           SHORT-TERM SECURITIES          COST        (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                          $4,896,000   General Motors Acceptance
PAPER**                                          Corp., 6.50% due 7/01/1998.....  $ 4,895,116   $  4,895,116       3.5%
                                    3,000,000    Park Avenue Receivables Corp.,
                                                   5.55% due 7/02/1998..........    2,999,075      2,999,075       2.2
-------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN
                                                 SHORT-TERM SECURITIES              7,894,191      7,894,191       5.7
-------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS..............  $88,915,441    139,978,995     100.8
                                                                                  ===========
                                                 LIABILITIES IN EXCESS OF OTHER
                                                   ASSETS.......................                  (1,097,692)     (0.8)
                                                                                                ------------     -----
                                                 NET ASSETS.....................                $138,881,303     100.0%
                                                                                                ============     =====
-------------------------------------------------------------------------------------------------------------------------

   * American Depositary Receipts (ADR).

  ** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

 (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (b) Formerly Generale des Eaux.

 (c) Formerly Boston Edison Co.

 (d) Formerly New York State Electric Gas Corp.

 (e) Acquired through merger of Pacific Enterprises and Enova Corp.

 (f) Formerly Telefonica de Espana, S.A.(ADR).

 (g) Formerly U S West Communications Group.

   + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$88,915,441) (Note
  1a).......................................................               $139,978,995
Cash........................................................                        809
Receivables:
  Dividends.................................................  $  333,050
  Capital shares sold.......................................      15,236        348,286
                                                              ----------
Deferred organization expenses (Note 1f)....................                      1,551
Prepaid expenses and other assets...........................                      7,388
                                                                           ------------
Total assets................................................                140,337,029
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   1,257,930
  Capital shares redeemed...................................     123,771
  Investment adviser (Note 2)...............................      72,926      1,454,627
                                                              ----------
Accrued expenses............................................                      1,099
                                                                           ------------
Total liabilities...........................................                  1,455,726
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $138,881,303
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................               $    905,871
Paid-in capital in excess of par............................                 83,231,462
Undistributed investment income--net........................                  1,138,722
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                  2,540,828
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 51,064,420
                                                                           ------------
NET ASSETS..................................................               $138,881,303
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $138,881,303 and 9,058,713
  shares outstanding........................................               $      15.33
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $167,076 foreign withholding tax).........               $ 2,206,958
Interest and discount earned................................                    90,583
                                                                           -----------
Total income................................................                 2,297,541
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $  417,676
Custodian fees..............................................      14,150
Printing and shareholder reports............................      10,746
Accounting services (Note 2)................................      10,372
Professional fees...........................................       5,562
Transfer agent fees (Note 2)................................       2,045
Directors' fees and expenses................................       1,806
Pricing services............................................       1,161
Amortization of organization expenses (Note 1f).............         347
Other.......................................................       1,829
                                                              ----------
Total expenses..............................................                   465,694
                                                                           -----------
Investment income--net......................................                 1,831,847
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net..........................................   2,550,562
  Foreign currency transactions--net........................      (9,735)    2,540,827
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   8,583,373
  Foreign currency transactions--net........................       2,716     8,586,089
                                                              ----------   -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                11,126,916
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $12,958,763
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:               JUNE 30, 1998   DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,831,847      $  4,352,605
Realized gain on investments and foreign currency
  transactions--net.........................................     2,540,827         9,206,804
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     8,586,089        17,640,203
                                                              ------------      ------------
Net increase in net assets resulting from operations........    12,958,763        31,199,612
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...................................................    (1,545,309)       (4,603,931)
Realized gain on investments--net:
  Class A...................................................    (6,606,938)               --
                                                              ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (8,152,247)       (4,603,931)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................    (4,131,379)      (30,827,316)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................       675,137        (4,231,635)
Beginning of period.........................................   138,206,166       142,437,801
                                                              ------------      ------------
End of period*..............................................  $138,881,303      $138,206,166
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  1,138,722      $    852,184
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                        CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            -------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                          FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                                          MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                  JUNE 30, 1998+     1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................       $  14.84      $  12.19    $  11.30    $   9.45    $  10.66
                                                            --------      --------    --------    --------    --------
Investment income--net...............................            .20           .43         .46         .45         .35
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net.............           1.17          2.66         .95        1.79       (1.25)
                                                            --------      --------    --------    --------    --------
Total from investment operations.....................           1.37          3.09        1.41        2.24        (.90)
                                                            --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.............................           (.17)         (.44)       (.52)       (.39)       (.29)
  Realized gain on investments--net..................           (.71)           --          --          --          --
  In excess of realized gain on investments--net.....             --            --          --          --        (.02)
                                                            --------      --------    --------    --------    --------
Total dividends and distributions....................           (.88)         (.44)       (.52)       (.39)       (.31)
                                                            --------      --------    --------    --------    --------
Net asset value, end of period.......................       $  15.33      $  14.84    $  12.19    $  11.30    $   9.45
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................          9.70%++      25.90%      12.96%      24.33%      (8.51%)
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................           .67%*         .67%        .66%        .66%        .73%
                                                            ========      ========    ========    ========    ========
Investment income--net...............................          2.63%*        3.21%       3.90%       4.44%       3.68%
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............       $138,881      $138,206    $142,438    $148,225    $126,243
                                                            ========      ========    ========    ========    ========
Portfolio turnover...................................          3.34%         7.70%      11.39%      11.05%       9.52%
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------

   + Based on average shares outstanding.

   ++ Aggregate total investment return.

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Utility Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a

--------------------------------------------------------------------------------

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned $3,276 in commissions on the execution of portfolio security transactions for the Fund.

  For the six months ended June 30, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $29 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $4,564,092 and $18,075,733, respectively.

--------------------------------------------------------------------------------

  Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)      Gains
--------------------------------------------------------------------
Long-term investments.................    $2,550,562     $51,063,554
Foreign currency transactions.........        (9,735)            866
                                          ----------     -----------
Total.................................    $2,540,827     $51,064,420
                                          ==========     ===========
--------------------------------------------------------------------

  At June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $51,063,554, of which $52,899,476 related to appreciated securities and $1,835,922 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $88,915,441.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $4,131,379 and $30,827,316 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1998                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      279,502    $  4,194,375
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................      574,954       8,152,245
                                         ----------    ------------
Total issued..........................      854,456      12,346,620
Shares redeemed.......................   (1,110,132)    (16,477,999)
                                         ----------    ------------
Net decrease..........................     (255,676)   $ (4,131,379)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     926,005    $ 12,113,010
Shares issued to shareholders in
 reinvestment of dividends...........     358,250       4,603,931
                                       ----------    ------------
Total issued.........................   1,284,255      16,716,941
Shares redeemed......................  (3,656,796)    (47,544,257)
                                       ----------    ------------
Net decrease.........................  (2,372,541)   $(30,827,316)
                                       ==========    ============
-----------------------------------------------------------------

5. SUBSEQUENT EVENT:

On July 8, 1998 the Company's Board of Directors declared an ordinary income dividend in the amount of $.126265 per Class A Share payable on July 17, 1998 to shareholders of record as of July 9, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on the US capital markets.

PORTFOLIO MATTERS

  During January, the bond market traded within a very narrow range as investors tried to assess the impact of the Asian financial crisis on US economic growth. The yield curve steepened from 24 basis points (0.24%) to 52 basis points as the yield on long-term Treasury bonds dropped from 5.92% to 5.80%. In February, the bond market backed up to 6% on long-term bonds, despite some favorable news. Most significantly, the Federal Government ran a $17 billion budget surplus for the 12 months ended January 1998. Commodity prices trended down, and there was no change in the growth of the Consumer Price Index. However, investors were concerned with rapid money supply growth fueling a continuing record-high stock market against a background of full employment. In March, long-term bonds traded within a very narrow range, starting at a yield of 6.01% and finishing the month at 5.93%. This decline was the result of mounting evidence of a continuing strong domestic economy. Consumer spending, employment and production data remained in a growth trend. The Federal Reserve Board reported in its March "beige book" that many US firms were desperate to find workers and were being forced to offer large wage increases. Nevertheless, the stock market, as measured by the Dow Jones Industrial Average (DJIA), soared more than 400 points during March, and the bond market's reaction to these concerns was clearly muted.

  After a strong first quarter of 1998, in which the economy grew at a rate of 5.4%, there were signs that a slower growth pattern was emerging. Three of the major factors that fueled first quarter growth slowed down during the spring. These were consumer spending, inventory accumulation and capital expenditure. In addition, data on job growth, hours worked and industrial production further indicated slower growth for the second quarter. In April, the DJIA reached the 9,200 level and left investors concerned about inflated stock prices. Each new release of economic data was examined under the assumption that the Federal Reserve Board would raise interest rates at its May meeting, but no such decision was made. Instead, the combination of low energy prices, a strong dollar and weak demand in Asia pushed interest rates lower. With inflation almost nonexistent, the yield on the long-term bond fell below 5.80% in May and continued its rally to below 5.60% in June.

  During the six-month period ended June 30, 1998, we kept the duration of the Fund in the 5.0-year-5.9-year range, which was consistent with the duration of the Merrill Lynch Treasury/ Agency Index. Additionally, we reduced the Fund's cash position and added agency collateralized mortgage obligations to the Fund's portfolio.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Government Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Co-Portfolio Manager

/s/ Jay C. Harbeck
Jay C. Harbeck
Senior Vice President and Co-Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +10.51%         +3.81%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       +10.51%
--------------------------------------------------------------------------------
Inception (5/02/94) through 6/30/98                                       + 7.65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                                 FACE                                                                        VALUE
                                AMOUNT                         ISSUE                           COST        (NOTE 1a)
----------------------------------------------------------------------------------------------------------------------
                                            US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT                         Federal Farm Credit Bank:
BANK--10.4%
                              $13,000,000     6.33% due 11/06/2000.....................    $ 13,043,810   $ 13,006,110
                                2,000,000     6.27% due 7/10/2002......................       2,013,620      2,040,320
                                7,000,000     6.40% due 10/09/2007.....................       7,075,390      7,272,370
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL FARM CREDIT BANK                   22,132,820     22,318,800
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                           Federal Home Loan Bank:
BANK--8.6%                     13,575,000     6.055% due 7/28/2000.....................      13,634,730     13,683,193
                                4,635,000     6.175% due 4/17/2008.....................       4,606,031      4,614,004
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL HOME LOAN BANK                     18,240,761     18,297,197
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME                                Federal Home Loan Mortgage Corporation:
LOAN MORTGAGE
CORPORATION--13.0%

                               10,000,000     7.125% due 7/21/1999.....................      10,212,200     10,148,400
                                5,000,000     8.065% due 1/27/2005.....................       5,540,700      5,616,400
                                3,000,000     7.14% due 9/13/2006......................       3,064,440      3,240,480
                                4,000,000     7.935% due 9/13/2006.....................       4,018,750      4,096,240
                                5,000,000     5.50% due 2/15/2028......................       4,775,781      4,693,350
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL HOME LOAN MORTGAGE
                                            CORPORATION                                      27,611,871     27,794,870
----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                            Federal National Mortgage Association:
MORTGAGE
ASSOCIATION--12.2%

                                2,000,000     8.90% due 6/12/2000......................       2,171,480      2,119,060
                                1,045,000     7.50% due 2/11/2002......................       1,088,232      1,104,105
                                5,000,000     6.00% due 11/04/2002.....................       5,011,960      5,056,250
                                4,000,000     7.40% due 7/01/2004......................       4,157,540      4,325,640
                                  500,000     7.85% due 9/10/2004......................         499,297        511,560
                                2,000,000     7.65% due 3/10/2005......................       2,091,140      2,201,240
                                3,000,000     7.375% due 3/28/2005.....................       3,158,430      3,258,270
                                5,000,000     7.12% due 7/03/2006......................       5,331,400      5,410,150
                                2,000,000     6.96% due 4/02/2007......................       1,980,560      2,150,320
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION      25,490,039     26,136,595
----------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT                              Private Export Funding Corporation:
FUNDING CORPORATION--9.2%
                                2,200,000     9.10% due 10/30/1998.....................       2,272,490      2,225,102
                                3,895,000     5.50% due 3/15/2001......................       3,847,286      3,873,694
                               11,000,000     6.31% due 9/30/2004......................      11,108,350     11,337,810
                                2,000,000     7.11% due 4/15/2007......................       2,145,460      2,170,940
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL PRIVATE EXPORT FUNDING CORPORATION         19,373,586     19,607,546
----------------------------------------------------------------------------------------------------------------------
STUDENT LOAN                    8,000,000   Student Loan Marketing Association,
MARKETING ASSOCIATION--3.8%                   7.50% due 3/08/2000......................       8,266,160      8,233,760
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL STUDENT LOAN MARKETING ASSOCIATION          8,266,160      8,233,760
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                                        VALUE
                                AMOUNT                         ISSUE                           COST        (NOTE 1a)
----------------------------------------------------------------------------------------------------------------------
                                            US GOVERNMENT & AGENCY OBLIGATIONS (CONCLUDED)
----------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                         US Treasury Bonds:
NOTES--38.6%
                              $ 2,000,000     10.625% due 8/15/2015....................    $  2,826,250   $  3,074,380
                                1,500,000     9.25% due 2/15/2016......................       1,862,344      2,086,410
                                2,500,000     7.50% due 11/15/2016.....................       2,999,609      3,001,175
                                7,500,000     8.875% due 8/15/2017.....................       9,044,297     10,224,600
                                1,000,000     8.75% due 5/15/2020......................       1,216,406      1,373,120
                                1,500,000     8.125% due 5/15/2021.....................       1,892,930      1,953,045
                                9,500,000     8.125% due 8/15/2021.....................      11,135,078     12,382,680
                                6,000,000     7.50% due 11/15/2024.....................       6,390,938      7,444,680
                                3,000,000     6.50% due 11/15/2026.....................       2,861,641      3,331,410
                                3,000,000     6.375% due 8/15/2027.....................       3,256,406      3,294,360
                                1,000,000     6.125% due 11/15/2027....................       1,032,969      1,071,560
                                            US Treasury Notes:
                                1,000,000     5.875% due 8/31/1999.....................       1,000,937      1,003,910
                                4,000,000     7.75% due 12/31/1999.....................       4,181,562      4,126,240
                                3,000,000     5.625% due 2/28/2001.....................       3,022,266      3,007,500
                                4,500,000     6.375% due 3/31/2001.....................       4,604,766      4,595,625
                                3,000,000     7.875% due 8/15/2001.....................       3,195,938      3,196,860
                                3,000,000     6.25% due 10/31/2001.....................       3,044,062      3,062,340
                                5,000,000     7.50% due 11/15/2001.....................       5,140,469      5,296,100
                                1,500,000     6.375% due 8/15/2002.....................       1,497,422      1,545,930
                                5,000,000     5.50% due 2/28/2003......................       5,002,100      4,996,100
                                2,500,000     6.50% due 5/15/2005......................       2,630,273      2,638,675
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL US TREASURY BONDS & NOTES                  77,838,663     82,706,700
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT & AGENCY
                                            OBLIGATIONS--95.8%                              198,953,900    205,095,468
----------------------------------------------------------------------------------------------------------------------
                                            SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE                      5,212,000   Nikko Securities Company,
AGREEMENTS*--2.4%                             purchased on 6/30/1998 to yield
                                              6.15% to 7/01/1998.......................       5,212,000      5,212,000
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES--2.4%                 5,212,000      5,212,000
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS--98.2%...................    $204,165,900    210,307,468
                                                                                           ============
                                            OTHER ASSETS LESS LIABILITIES--1.8%........                      3,816,950
                                                                                                          ------------
                                            NET ASSETS--100.0%.........................                   $214,124,418
                                                                                                          ============

--------------------------------------------------------------------------------

* Repurchase Agreements are fully collateralized by US Government Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$204,165,900) (Note
  1a).......................................................              $210,307,468
Cash........................................................                       101
Receivables:
  Interest..................................................  $3,730,658
  Capital shares sold.......................................     209,486     3,940,144
                                                              ----------
Prepaid expenses and other assets...........................                    11,580
                                                                          ------------
Total assets................................................               214,259,293
                                                                          ------------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2)...............................      91,675
  Capital shares redeemed...................................         357        92,032
                                                              ----------
Accrued expenses and other liabilities......................                    42,843
                                                                          ------------
Total liabilities...........................................                   134,875
                                                                          ------------
--------------------------------------------------------------------------------------
NET ASSETS..................................................              $214,124,418
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................              $  2,003,327
Paid-in capital in excess of par............................               204,959,574
Undistributed investment income--net........................                 1,061,363
Accumulated distributions in excess of realized capital
  gains on investments--net (Note 1e).......................                   (24,308)
Accumulated realized capital losses on investments--net.....                   (17,106)
Unrealized appreciation on investments--net.................                 6,141,568
                                                                          ------------
NET ASSETS..................................................              $214,124,418
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $214,124,418 and 20,033,269
  shares outstanding........................................              $      10.69
                                                                          ============
--------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1d):
Interest and discount earned................................             $6,209,468
Other income................................................                  6,048
                                                                         ----------
Total income................................................              6,215,516
                                                                         ----------
-----------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $483,865
Accounting services (Note 2)................................    22,421
Custodian fees..............................................    11,208
Professional fees...........................................     8,182
Printing and shareholder reports............................     5,703
Directors' fees and expenses................................     2,186
Transfer agent fees (Note 2)................................     1,849
Pricing services............................................     1,459
Other.......................................................       954
                                                              --------
Total expenses..............................................                537,827
                                                                         ----------
Investment income--net......................................              5,677,689
                                                                         ----------
-----------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES
  1d & 3):
Realized loss on investments--net...........................                (17,106)
Change in unrealized appreciation on investments--net.......              1,733,645
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $7,394,228
                                                                         ==========
-----------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 1998   DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  5,677,689      $  8,463,282
Realized gain (loss) on investments--net....................       (17,106)          974,626
Change in unrealized appreciation on investments--net.......     1,733,645         3,456,357
                                                              ------------      ------------
Net increase in net assets resulting from operations........     7,394,228        12,894,265
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................    (5,553,153)       (8,011,058)
Realized gain on investments--net:
  Class A...................................................            --          (820,212)
In excess of realized gain on investments--net:
  Class A...................................................            --           (24,308)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (5,553,153)       (8,855,578)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................    32,462,972        86,200,892
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    34,304,047        90,239,579
Beginning of period.........................................   179,820,371        89,580,792
                                                              ------------      ------------
End of period*..............................................  $214,124,418      $179,820,371
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  1,061,363      $    936,827
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS                                     CLASS A
HAVE BEEN DERIVED FROM INFORMATION          -----------------------------------------------------------------------
PROVIDED IN THE FINANCIAL STATEMENTS.                                FOR THE YEAR ENDED
                                             FOR THE SIX                DECEMBER 31,               FOR THE PERIOD
                                            MONTHS ENDED     ----------------------------------    MAY 2, 1994+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:     JUNE 30, 1998      1997         1996         1995     DECEMBER 31, 1994
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......    $  10.60       $  10.40      $ 10.79      $  9.97       $  10.00
                                              --------       --------      -------      -------       --------
Investment income--net....................         .30            .63          .65          .62            .25
Realized and unrealized gain (loss) on
  investments--net........................         .10            .25         (.36)         .81           (.07)
                                              --------       --------      -------      -------       --------
Total from investment operations..........         .40            .88          .29         1.43            .18
                                              --------       --------      -------      -------       --------
Less dividends and distributions:
  Investment income--net..................        (.31)          (.63)        (.64)        (.61)          (.21)
  Realized gain on investments--net.......          --           (.05)        (.04)          --             --
  In excess of realized gain on
    investments--net......................          --             --+++        --           --             --
                                              --------       --------      -------      -------       --------
Total dividends and distributions.........        (.31)          (.68)        (.68)        (.61)          (.21)
                                              --------       --------      -------      -------       --------
Net asset value, end of period............    $  10.69       $  10.60      $ 10.40      $ 10.79       $   9.97
                                              ========       ========      =======      =======       ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........       3.81%++        8.88%        2.86%       14.83%          1.79%++
                                              ========       ========      =======      =======       ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement............        .56%*          .51%         .15%         .00%           .00%*
                                              ========       ========      =======      =======       ========
Expenses..................................        .56%*          .57%         .59%         .66%           .80%*
                                              ========       ========      =======      =======       ========
Investment income--net....................       5.87%*         6.26%        6.39%        6.28%          4.66%*
                                              ========       ========      =======      =======       ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..............................    $214,124       $179,820      $89,581      $40,996       $ 17,811
                                              ========       ========      =======      =======       ========
Portfolio turnover........................       7.80%        117.65%       21.23%       45.39%        103.03%
                                              ========       ========      =======      =======       ========
-------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

+++ Amount is less than $.01 per share.

++  Aggregate total investment return.

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Government Bond Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1998, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc.,

--------------------------------------------------------------------------------

earned $434 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $50,281,474 and $14,338,906, respectively.

  Net realized losses for the six months ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:

-----------------------------------------------------------------
                                           Realized    Unrealized
                                            Losses       Gains
-----------------------------------------------------------------
Long-term investments....................  $(17,106)   $6,141,568
                                           --------    ----------
Total....................................  $(17,106)   $6,141,568
                                           ========    ==========
-----------------------------------------------------------------

  At June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $6,141,568, of which $6,542,936 related to appreciated securities and $401,368 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $204,165,900.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $32,462,972 and $86,200,892 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months Ended                 Dollar
June 30, 1998                             Shares        Amount
-----------------------------------------------------------------
Shares sold............................  2,954,375    $31,344,704
Shares issued to shareholders in
 reinvestment of dividends.............    525,289      5,553,152
                                         ---------    -----------
Total issued...........................  3,479,664     36,897,856
Shares redeemed........................   (417,734)    (4,434,884)
                                         ---------    -----------
Net increase...........................  3,061,930    $32,462,972
                                         =========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  7,848,272    $80,971,426
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................    854,723      8,855,578
                                         ---------    -----------
Total issued...........................  8,702,995     89,827,004
Shares redeemed........................   (348,658)    (3,626,112)
                                         ---------    -----------
Net increase...........................  8,354,337    $86,200,892
                                         =========    ===========
-----------------------------------------------------------------

5. LOANED SECURITIES:

At June 30, 1998, the Fund held US Treasury Bonds having an aggregate value of approximately $1,177,000 as collateral for portfolio securities loaned having a market value of approximately $1,072,000.

6. SUBSEQUENT EVENT:

On July 1, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.052980 per Class A Share payable on July 1, 1998 to shareholders of record as of July 1, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on the US capital markets.

PORTFOLIO MATTERS

  For the six months ended June 30, 1998, the high-yield market registered a total return of +4.31% as measured by the unmanaged CS First Boston High Yield Index, which marginally exceeded a strong ten-year US Treasury return of +4.24%. Returns in the high-yield market were hampered by a very heavy new-issue calendar and the poor performance of emerging market issues (particularly Indonesian credits), while the Treasury market benefited from a flight to quality and an economy characterized by solid growth and low inflation. As a result, yield spreads between the Index and US Treasury securities of similar maturity widened to 417 basis points (4.17%) at June 30, 1998, compared to 386 basis points at year-end 1997.

  A record dollar volume of new issues ($94.7 billion) came to the high-yield market during the first half of 1998, an astounding 67% increase from the year-ago period. Included in this total was Niagara Mohawk Power Corp.'s eight-tranche, $3.45 billion public offering, the largest high-yield issue of the 1990s. We established a position in this electric utility's ten-year tranche, in a transaction that was well oversubscribed, despite its size. In addition to high-yield mutual funds, which enjoyed strong inflows during the first half of 1998, crossover investors (those buyers who generally buy investment-grade issues but who have chosen to buy below investment-grade issues), insurance companies, pension funds and collateralized bond obligations were active investors during the six-month period. As a result, new issues tended to trade quite well in the secondary market. In that regard, the unmanaged Bear Stearns New Issues Index, which consists of a rolling basket of the most recent 25 issues, recorded a total return of +13.6% for the six months ended June 30, 1998. In addition to the robust funds flows, the high-yield market has continued to benefit from declining Treasury interest rates, strong economic growth with low inflation, buoyant equity markets, tenders, credit-enhancing mergers and acquisitions, and low default rates.

  Moody's Investors Service Inc.'s trailing 12-month default rate, which includes worldwide defaults, equaled 2.58% (on an issuer basis) through June 30, 1998. This figure represents an increase from the year-ago rate of 1.58%, but is still below the 1971-1997 annual average of 3.36%. The uptick represents defaults by issuers domiciled in Asian countries and less forbearance on the part of commercial banks. We expect the default rate to gradually trend upward, reflecting an increase in high-risk offerings. In that regard, issues rated B-or lower by any of the major rating agencies (on a senior equivalent basis) accounted for a growing percentage of noninvestment grade new issuance during the first half of 1998. This growth in the most default-prone segment of the market reflects heavy new issuance by telecommunications companies, many of which are build-out phase enterprises with no cash flow.

  Against this backdrop, the Fund's Class A Shares underperformed the CS First Boston High Yield Index with a total return of +3.19% for the six-month period ended June 30, 1998. The Fund's results were penalized by our relatively high exposure to emerging markets issues (12.1% as compared to 7.1% for the Index), which have been hurt by the Asian economic crisis, and our overweighting in energy credits, which have suffered from the downdraft in oil prices. In addition, for much of the six-month period, it was difficult for us to fully invest the

--------------------------------------------------------------------------------

Fund because of the abundance of new buyers in the high-yield market. On a brighter note, several of the Fund's holdings benefited from positive event risk. Among them were two acquisition targets of AT&T Corp., which was rated Aa3/AA by Moody's Investors Service, Inc. and Standard & Poor's Corp., respectively--Teleport Communications Group Inc. and TCI Communications Inc.--that saw their securities rise sharply after AT&T announced details of the transactions. The high-yield securities of TCI affiliates--CSC Holdings Inc., Century Communications Corp. and Lenfest Communications, Inc. (all of which were Fund holdings)--also advanced on the news.

  During the first half of 1998, we focused most of our purchasing activity in the new-issue market because we believed there was better relative value there. We had only limited participation in the media/telecommunications sector, preferring to focus primarily on established US-based consumer and industrial firms with leading positions in mature markets. Recent purchases for the Fund included the bonds of Great Lakes Carbon Corp., the largest producer of calcined petroleum coke in the world; P & L Coal Holdings Corp., the largest coal producer in the United States; Thermadyne Holdings Corp., a leading global manufacturer of cutting and welding products; and Indesco International, the largest manufacturer of plastic trigger sprayers in the world. All of these credits have strong cash flow margins, a key criterion in our credit selection process. We selectively sold bond issues trading at premiums to par or with limited call protection because of the moderate yields and capital appreciation potential that these securities have compared to the issues that replaced them.

  We are somewhat cautious about the near-term outlook for the high-yield market, as the technical situation has deteriorated. Inflows into high-yield mutual funds have slowed from $2.1 billion in January to only $864 million in June. The forward calendar, while down from its peak in May, is still sizeable. In addition, continued fundamental problems in the financial systems of Japan, Russia and Southeast Asia are likely to weigh on the high-yield market. Finally, in addition to the aforementioned increase in the growth of highly speculative bonds, we have noted a trend toward weaker covenants in new issues. Hence, we will continue to be highly selective in this heavy new-issue environment.

  Communications and media remained our largest broad industry category, totaling 28.1% of total long-term investments. Of the more narrowly classified sectors, the largest industries were: energy, 10.8%; domestic cable, 6.0%; utilities, 5.3%; and transportation, 4.7%. Non-US bonds totaled 21.4% of the portfolio, with emerging markets issues (primarily Latin American corporate bonds) accounting for 12.1% of long-term investments. At June 30, 1998, the average portfolio maturity was 7 years, 2 months, and cash and cash equivalents equaled 6.0% of net assets, compared with 10.5% of net assets at year-end 1997.

IN CONCLUSION

  We appreciate your investment in High Current Income Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Robert Murray
Robert F. Murray
Vice President and Portfolio Manager

August 3, 1998

---------------------------------------------------------

We are pleased to announce that effective April 1, 1998 Robert F. Murray became responsible for the day-to-day management of High Current Income Fund of Merrill Lynch Variable Series Funds, Inc. Prior thereto, he was Senior High Yield Analyst with Merrill Lynch Asset Management, L.P. from 1993 to 1998.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +7.92%         +3.19%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       + 7.92%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                                                  + 8.97
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98                                                   +11.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                     ISSUE                   COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.5%   B         B2       $ 3,000,000      L-3 Communications Corp.,
                                                                  10.375% due 5/01/2007.......  $  3,000,000   $  3,315,000
---------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.7%              BB        Ba2        4,000,000      USAir, Inc., 10.375% due
                                                                  3/01/2013...................     3,935,000      4,511,280
---------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.7%            B+        B3         5,000,000      Breed Technologies, Inc.,
                                                                  9.25% due 4/15/2008(e)......     5,000,000      4,887,500
                            B         B2         2,000,000      Collins & Aikman Corp., 11.50%
                                                                  due 4/15/2006...............     2,000,000      2,220,000
                            B+        B2         3,000,000      Venture Holdings Trust, 9.50%
                                                                  due 7/01/2005...............     2,910,107      3,037,500
                                                                                                ------------   ------------
                                                                                                   9,910,107     10,145,000
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--              CCC+      B3         2,000,000      Cumulus Media Inc., 10.375%
RADIO & TV--2.4%                                                  due 7/01/2008...............     2,000,000      2,000,000
                            B-        B3         3,000,000      Paxson Communications, 11.625%
                                                                  due 10/01/2002..............     3,223,750      3,217,500
                            B-        B3         1,278,000      SFX Broadcasting Inc., 10.75%
                                                                  due 5/15/2006...............     1,271,610      1,408,995
                            B-        B3         2,500,000      Salem Communications Corp.,
                                                                  9.50% due 10/01/2007........     2,551,250      2,612,500
                                                                Sinclair Broadcasting Group
                                                                  Inc.:
                            B         B2         2,000,000      10% due 9/30/2005.............     1,993,750      2,150,000
                            B         B2         3,000,000      8.75% due 12/15/2007..........     2,988,240      3,090,000
                                                                                                ------------   ------------
                                                                                                  14,028,600     14,478,995
---------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--0.3%    B+        B1         3,000,000      Nortek Inc., 9.125% due
                                                                  9/01/2007...................     2,975,760      3,067,500
---------------------------------------------------------------------------------------------------------------------------
CABLE--                     CCC       Ca         3,430,939      American Telecasting, Inc.
DOMESTIC--4.5%                                                    13.646% due 6/15/2004(d)....     3,029,456        857,735
                                                                Century Communications Corp.:
                            BB-       Ba3        3,000,000      9.50% due 3/01/2005...........     2,953,750      3,247,500
                            BB-       Ba3        2,500,000      8.375% due 12/15/2007.........     2,454,475      2,550,000
                            B         B2         4,000,000      Intermedia Capital Partners
                                                                  L.P., 11.25% due
                                                                  8/01/2006...................     3,997,500      4,540,000
                            BB+       Ba3        5,000,000      Lenfest Communications, Inc.,
                                                                  8.375% due 11/01/2005.......     4,627,500      5,312,500
                            B         B1         4,000,000      Olympus Communications L.P.,
                                                                  10.625% due 11/15/2006......     4,000,000      4,420,000
                            BB+       Ba2        2,000,000      TCI Communications Inc., 9.65%
                                                                  due 3/31/2027...............     2,052,500      2,449,940
                            B         Caa1       4,000,000      TCI Satellite Entertainment,
                                                                  Inc., 10.875% due
                                                                  2/15/2007...................     4,110,000      3,980,000
                                                                                                ------------   ------------
                                                                                                  27,225,181     27,357,675
---------------------------------------------------------------------------------------------------------------------------
CABLE--                                                         Australis Media Ltd.(g):
INTERNATIONAL--2.6%         D         C            136,859      1.75%/15.75% due 5/15/2003....        75,292          6,843
                            D         C          8,000,000      1.75%/15.75% due
                                                                  5/15/2003(h)................     5,575,080        400,000
                                                                NTL, Inc.:
                            B-        B3         2,000,000      10% due 2/15/2007.............     1,955,000      2,140,000
                            B-        B3         5,500,000      Series B, 10.98% due
                                                                  2/01/2006(d)................     4,220,265      4,537,500
                            B+        B1         7,000,000      TeleWest Communications PLC,
                                                                  11.45% due 10/01/2007(d)....     5,334,439      5,775,000
                            B         B3         5,000,000      United International Holdings,
                                                                  Inc., 10.75% due
                                                                  2/15/2008(d)................     3,094,184      3,075,000
                                                                                                ------------   ------------
                                                                                                  20,254,260     15,934,343
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                     ISSUE                   COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.4%         B+        B1       $ 4,000,000      Bucyrus International Inc.,
                                                                  9.75% due 9/15/2007.........  $  4,000,000   $  4,030,000
                            B         B2         4,000,000      Columbus McKinnon Corp., 8.50%
                                                                  due 4/01/2008(e)............     3,989,360      3,920,000
                            B-        B3         4,500,000      International Wire Group,
                                                                  Inc., 11.75% due
                                                                  6/01/2005...................     4,490,625      4,933,125
                            B         B2         4,750,000      Morris Materials Handling,
                                                                  9.50% due 4/01/2008(e)......     4,705,000      4,429,375
                            B-        B3         3,000,000      Terex Corporation, 8.875% due
                                                                  4/01/2008(e)................     2,947,500      2,947,500
                                                                                                ------------   ------------
                                                                                                  20,132,485     20,260,000
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.2%             BB-       Ba3        3,100,000      Agricultural Minerals &
                                                                  Chemicals Co., L.P., 10.75%
                                                                  due 9/30/2003...............     3,119,125      3,301,500
                            BB-       Ba3        3,500,000      ISP Holdings Inc., 9.75% due
                                                                  2/15/2002...................     3,500,000      3,675,000
                                                                                                ------------   ------------
                                                                                                   6,619,125      6,976,500
---------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--         B         Ba3        2,500,000      Advanced Micro Devices, Inc.,
ELECTRONICS--2.3%                                                 11% due 8/01/2003...........     2,700,625      2,637,500
                            CCC       Caa1       3,000,000      Dictaphone Corp., 11.75% due
                                                                  8/01/2005...................     2,943,750      3,015,000
                            B         B2         4,000,000      Hadco Corp., 9.50% due
                                                                  6/15/2008(e)................     3,986,400      3,980,000
                            B-        B3         4,000,000      PSINet Inc., 10% due
                                                                  2/15/2005...................     4,000,000      4,080,000
                                                                                                ------------   ------------
                                                                                                  13,630,775     13,712,500
---------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.9%         B-        B3         2,000,000      Eagle-Picher Industries, Inc.,
                                                                  9.375% due 3/01/2008(e).....     1,996,720      2,020,000
                                                                Sequa Corp.:
                            BB        Ba2          750,000      9.625% due 10/15/1999.........       740,625        772,500
                            B+        B1         2,500,000      9.375% due 12/15/2003.........     2,512,813      2,587,500
                                                                                                ------------   ------------
                                                                                                   5,250,158      5,380,000
---------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--1.6%     B+        Ba3        3,500,000      Coty Inc., 10.25% due
                                                                  5/01/2005...................     3,618,125      3,736,250
                            B+        B2         7,000,000      International Semi-Tech
                                                                  Microelectronics, Inc.,
                                                                  13.13% due 8/15/2003(d).....     5,078,658      2,100,000
                            B+        B1         2,500,000      Playtex Products Inc., Series
                                                                  B, 8.875% due
                                                                  7/15/2004(e)................     2,520,625      2,568,750
                            B-        B3         1,500,000      Syratech Corp., 11% due
                                                                  4/15/2007...................     1,230,000      1,327,500
                                                                                                ------------   ------------
                                                                                                  12,447,408      9,732,500
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--1.0%           B-        B2         2,000,000      Koppers Industries, Inc.,
                                                                  9.875% due 12/01/2007.......     2,000,000      2,050,000
                            B+        B2         4,000,000      RBX Corp., 12% due
                                                                  1/15/2003(e)................     4,022,500      3,880,000
                                                                                                ------------   ------------
                                                                                                   6,022,500      5,930,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                     ISSUE                   COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
ENERGY--9.6%                B-        B3       $ 2,000,000      Bellwether Exploration Co.,
                                                                  10.875% due 4/01/2007.......  $  2,000,000   $  2,110,000
                            B+        B2         4,500,000      Benton Oil & Gas Co., 11.625%
                                                                  due 5/01/2003...............     4,500,000      4,792,500
                                                                Chesapeake Energy Corporation:
                            B+        B1         1,500,000      9.625% due 5/01/2005(e).......     1,500,000      1,503,750
                            B+        B1         2,000,000      9.125% due 4/15/2006..........     1,995,100      1,970,000
                            B+        B3         2,500,000      Clark USA Inc., Series B,
                                                                  10.875% due 12/01/2005......     2,738,125      2,750,000
                            B         B2         4,000,000      Energy Corp. of America, 9.50%
                                                                  due 5/15/2007...............     4,000,000      3,920,000
                            BB        B1         2,000,000      Hvide Marine Inc., 8.375% due
                                                                  2/15/2008...................     2,000,000      1,910,000
                            B-        B3         2,200,000      KCS Energy Inc., 8.875% due
                                                                  1/15/2008...................     2,178,000      2,090,000
                            B         B3         5,000,000      Northern Offshore ASA, 10% due
                                                                  5/15/2005(e)................     5,000,000      4,775,000
                                                                Parker Drilling Co.:
                            B+        B1         1,750,000      9.75% due 11/15/2006..........     1,758,750      1,793,750
                            B+        B1         2,000,000      9.75% due 11/15/2006(e).......     2,076,660      2,045,000
                            NR*       B1         3,000,000      Petroleo Brasileiro S.A.--
                                                                  Petrobras, 10% due
                                                                  10/17/2006(e)...............     3,000,313      3,037,500
                            B+        B2         1,500,000      Pool Energy Services Co.,
                                                                  8.625% due 4/01/2008(e).....     1,500,000      1,462,500
                            B         B2         3,000,000      Queen Sand Resources, Inc.,
                                                                  12.50% due 7/01/2008........     3,000,000      3,000,000
                            B-        B3         3,500,000      Southwest Royalties Inc.,
                                                                  10.50% due 10/15/2004.......     3,368,730      2,852,500
                            BB-       B1         3,000,000      Tesoro Petroleum Corporation,
                                                                  9% due 7/01/2008(e).........     2,982,870      2,982,870
                            B+        B3        14,365,000      TransAmerican Energy Corp.,
                                                                  Series B, 13.127% due
                                                                  6/15/2002(d)................    12,667,906     11,779,300
                            B-        B2         1,500,000      United Refining Co., 10.75%
                                                                  due 6/15/2007...............     1,507,500      1,451,250
                            B         B2         2,500,000      Universal Compression Inc.,
                                                                  9.875% due 2/15/2008
                                                                  (d)(e)......................     1,600,452      1,575,000
                                                                                                ------------   ------------
                                                                                                  59,374,406     57,800,920
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.2%         B         B1         1,500,000      Fox/Liberty Networks LLC,
                                                                  8.875% due 8/15/2007........     1,526,250      1,522,500
                            B-        B3         5,000,000      Six Flags Theme Parks Corp.,
                                                                  12.25% due 6/15/2005(d).....     5,000,000      5,687,500
                                                                                                ------------   ------------
                                                                                                   6,526,250      7,210,000
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.9%    B         B2         2,000,000      Amresco, Inc., 9.875% due
                                                                  3/15/2005...................     2,005,000      2,020,000
                            NR*       Baa2       2,000,000      IBJ Preferred Capital Co. LLC,
                                                                  8.79% due 12/29/2049(e).....     1,992,500      1,827,500
                            BB-       Ba2        1,300,000      Reliance Group Holdings Inc.,
                                                                  9.75% due 11/15/2003........     1,209,250      1,365,260
                                                                                                ------------   ------------
                                                                                                   5,206,750      5,212,760
---------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--0.8%       B+        B1         4,500,000      Chiquita Brands International
                                                                  Inc., 9.125% due
                                                                  3/01/2004...................     4,448,750      4,590,000
---------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT          BB        Ba3        4,000,000      Republic of Argentina, Global
OBLIGATIONS--0.7%                                                 Bonds, 11% due
                                                                  10/09/2006..................     4,115,000      4,240,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                     ISSUE                   COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
GAMING--3.2%                BB-       B1       $ 2,000,000      Boyd Gaming Corp., 9.50% due
                                                                  7/15/2007...................  $  1,978,000   $  2,080,000
                            D         Caa1       4,000,000      Greate Bay Properties, Inc.,
                                                                  10.875% due 1/15/2004(c)....     3,590,000      3,460,000
                            D         NR*        4,500,000      Harrah's Jazz Company, 14.25%
                                                                  due
                                                                  11/15/2001(c)...............     4,468,750      1,440,000
                            B+        B2         3,000,000      Hollywood Casino Corp., 12.75%
                                                                  due 11/01/2003..............     3,240,000      3,285,000
                            BB-       B1         6,000,000      Trump Atlantic City
                                                                  Association, 11.25% due
                                                                  5/01/2006...................     5,935,000      5,835,000
                            B-        B3         3,000,000      Venetian Casino Resort LLC,
                                                                  12.25% due 11/15/2004.......     3,015,000      3,097,500
                                                                                                ------------   ------------
                                                                                                  22,226,750     19,197,500
---------------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES--3.8%       B+        Ba3        4,000,000      Beverly Enterprises, Inc., 9%
                                                                  due 2/15/2006...............     3,740,000      4,170,000
                            BBB       Ba2        2,000,000      Columbia/HCA Healthcare Corp.,
                                                                  7.15% due 3/30/2004.........     1,920,000      1,959,540
                            B-        B2         2,000,000      Extendicare Inc., 9.35% due
                                                                  12/15/2007..................     2,000,000      2,015,000
                            B+        Ba3        3,000,000      Fresnius Medical Capital
                                                                  Trust I, 7.875% due
                                                                  2/01/2008(e)................     3,000,000      2,947,500
                            B-        B3         2,000,000      Magellan Health Services Inc.,
                                                                  9% due 2/15/2008(e).........     2,000,000      1,985,000
                            B-        B3         2,500,000      Paragon Health Network, Inc.,
                                                                  9.50% due 11/01/2007........     2,488,850      2,543,750
                            B+        B2         3,000,000      Quest Diagnostic Inc., 10.75%
                                                                  due 12/15/2006..............     3,000,000      3,352,500
                            BB-       Ba3        4,000,000      Tenet Healthcare Corp., 8.125%
                                                                  due 12/01/2008(e)...........     3,984,480      4,025,000
                                                                                                ------------   ------------
                                                                                                  22,133,330     22,998,290
---------------------------------------------------------------------------------------------------------------------------
HOTELS--0.8%                BB-       Ba3        4,500,000      HMC Acquisition Properties, 9%
                                                                  due 12/15/2007..............     4,202,500      4,882,500
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER           B+        Ba1        5,000,000      AES Corporation (The), 10.25%
PRODUCERS--2.1%                                                   due 7/15/2006...............     5,400,000      5,437,500
                            BB-       Ba2        4,000,000      Calpine Corporation, 8.75% due
                                                                  7/15/2007...................     4,005,883      4,110,000
                            B         B2           250,000      Midland Cogeneration Venture
                                                                  L.P., 11.75% due
                                                                  7/23/2005...................       250,000        300,735
                            BB        Ba2        3,000,000      Monterrey Power, S.A. de C.V.,
                                                                  9.625% due 11/15/2009(e)....     2,994,480      2,715,000
                                                                                                ------------   ------------
                                                                                                  12,650,363     12,563,235
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                B         B3         3,000,000      Neff Corporation, 10.25% due
SERVICES--1.2%                                                    6/01/2008(e)................     3,000,000      3,015,000
                            CCC+      Caa1       8,000,000      Thermadyne Holdings Corp.,
                                                                  12.50% due 6/01/2008
                                                                  (d)(e)......................     4,406,538      4,360,000
                                                                                                ------------   ------------
                                                                                                   7,406,538      7,375,000
---------------------------------------------------------------------------------------------------------------------------
MACHINERY--0.7%             B-        B3         4,000,000      Numatics, Inc., 9.625% due
                                                                  4/01/2008(e)................     4,000,000      4,040,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                     ISSUE                   COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
MEDIA & COMMUNICATIONS--    BB-       Ba3      $ 3,000,000      Antenna TV S.A., 9% due
INTERNATIONAL--3.7%                                               8/01/2007...................  $  2,935,415   $  3,015,000
                            BB-       B1         3,000,000      Comtel Brasileira Ltd., 10.75%
                                                                  due 9/26/2004(e)............     3,000,000      2,767,500
                            NR*       NR*        1,000,000      Facilicom International,
                                                                  10.50% due 1/15/2008(e).....     1,000,000        985,000
                            BB-       B1         5,000,000      Globo Communicacoes e
                                                                  Participacoes, Ltd., 10.50%
                                                                  due 12/20/2006(e)...........     5,101,250      4,500,000
                            BB        Ba2        4,000,000      Grupo Televise, S.A. de C.V.,
                                                                  11.375% due 5/15/2003.......     4,025,000      4,300,000
                            B-        B3         2,500,000      Satelites Mexicanos S.A.,
                                                                  10.125% due
                                                                  11/01/2004(e)...............     2,500,000      2,434,375
                            BBB-      Ba3        4,000,000      Telefonica de Argentina S.A.,
                                                                  11.875% due 11/01/2004......     3,917,780      4,300,000
                                                                                                ------------   ------------
                                                                                                  22,479,445     22,301,875
---------------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.0%       B-        B3         5,000,000      Great Lakes Carbon Corp.,
                                                                  10.25% due 5/15/2008
                                                                  (a)(e)......................     5,000,000      5,100,000
                            CCC+      B2         4,500,000      Kaiser Aluminum Corp., 12.75%
                                                                  due 2/01/2003...............     4,770,000      4,781,250
                            CCC+      B3         3,000,000      Maxxam Group, Inc., 12.25% due
                                                                  8/01/2003(d)................     2,968,636      3,075,000
                            B         B2         5,000,000      P & L Coal Holdings Corp.,
                                                                  9.625% due 5/15/2008(e).....     4,985,700      5,137,500
                                                                                                ------------   ------------
                                                                                                  17,724,336     18,093,750
---------------------------------------------------------------------------------------------------------------------------
PACKAGING--3.3%             B         B2         2,000,000      AEP Industries, Inc., 9.875%
                                                                  due 11/15/2007..............     1,984,480      2,055,000
                            B-        B3         4,500,000      Indesco International, 9.75%
                                                                  due 4/15/2008(e)............     4,490,000      4,455,000
                            B         B2         4,000,000      Portola Packaging Inc., 10.75%
                                                                  due 10/01/2005..............     4,000,000      4,220,000
                                                                Silgan Holdings, Inc.:
                            B         NR*        2,810,000      13.25% due 7/15/2006(a).......     3,142,137      2,948,365
                            B         B1         1,000,000      9% due 6/01/2009..............     1,000,000      1,035,000
                            B-        B3         5,000,000      Tekni-Plex Inc., 9.25% due
                                                                  3/01/2008...................     5,000,000      5,000,000
                                                                                                ------------   ------------
                                                                                                  19,616,617     19,713,365
---------------------------------------------------------------------------------------------------------------------------
PAPER--0.4%                 B+        B1         2,000,000      S.D. Warren Co., 12% due
                                                                  12/15/2004..................     2,000,000      2,210,000
---------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST              B         B3         4,000,000      Ainsworth Lumber Ltd., 12.50%
PRODUCTS--2.9%                                                    due 7/15/2007(a)............     3,898,916      4,070,718
                            B         B2         3,000,000      Bear Island Paper Co. LLC, 10%
                                                                  due 12/01/2007..............     3,000,000      3,075,000
                            B+        B1         2,000,000      Container Corp. of America,
                                                                  Series B, 10.75% due
                                                                  5/01/2002...................     2,190,000      2,180,000
                            BB-       B1         5,000,000      Doman Industries Limited,
                                                                  9.25% due 11/15/2007........     5,000,000      5,000,000
                            CCC+      Caa1       4,000,000      Pindo Deli Finance Mauritius,
                                                                  10.75% due 10/01/2007.......     3,987,920      2,800,000
                                                                                                ------------   ------------
                                                                                                  18,076,836     17,125,718
---------------------------------------------------------------------------------------------------------------------------
PRINTING &                  B+        B1         4,000,000      Garden State Newspapers, 8.75%
PUBLISHING--2.0%                                                  due 10/01/2009..............     3,976,600      4,060,000
                            BB-       B1         5,000,000      Hollinger International, Inc.,
                                                                  9.25% due 2/01/2006.........     4,961,250      5,231,250
                            BB-       Ba3        1,000,000      K-III Communications Corp.,
                                                                  10.25% due 6/01/2004........       995,000      1,065,000
                            BB-       Ba3        2,000,000      Primedia Inc., 7.625% due
                                                                  4/01/2008...................     1,988,500      1,945,000
                                                                                                ------------   ------------
                                                                                                  11,921,350     12,301,250
---------------------------------------------------------------------------------------------------------------------------
PRODUCT                     B-        B3         4,000,000      AmeriServe Food Distribution,
DISTRIBUTION--0.7%                                                Inc., 10.125% due
                                                                  7/15/2007...................     4,000,000      4,120,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                     ISSUE                   COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.3%           B-        B1       $ 2,000,000      Foodmaker, Inc., 9.75% due
                                                                  11/01/2003..................  $  1,972,075   $  2,115,000
---------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY--0.3%      D         Caa        4,500,000      Bradlees, Inc., 11% due
                                                                  8/01/2002(c)................     4,466,563        135,000
                            NR*       NR*        1,748,000      Cumberland Farms, Inc., 10.50%
                                                                  due 10/01/2003..............     1,710,855      1,713,040
                                                                                                ------------   ------------
                                                                                                   6,177,418      1,848,040
---------------------------------------------------------------------------------------------------------------------------
STEEL--2.2%                 NR*       B1         5,000,000      CSN Iron S.A., 9.125% due
                                                                  6/01/2007(e)................     4,850,000      4,000,000
                            B+        B2         1,000,000      WCI Steel Inc., 10% due
                                                                  12/01/2004..................     1,037,500      1,027,500
                            B         B2         3,500,000      Weirton Steel Inc., 10.75% due
                                                                  6/01/2005...................     3,346,250      3,675,000
                            BB-       B2         4,500,000      Wheeling-Pittsburgh Corp.,
                                                                  9.25% due 11/15/2007........     4,469,255      4,590,000
                                                                                                ------------   ------------
                                                                                                  13,703,005     13,292,500
---------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.6%          BB        Ba3        2,000,000      Disco S.A., 9.875% due
                                                                  5/15/2008(e)................     1,986,840      1,890,000
                            B-        B3         2,000,000      Pueblo Xtra International,
                                                                  9.50% due 8/01/2003.........     1,831,741      1,950,000
                                                                                                ------------   ------------
                                                                                                   3,818,581      3,840,000
---------------------------------------------------------------------------------------------------------------------------
TELEPHONY--COMPETITIVE      B+        B2         3,000,000      GCI Inc., 9.75% due
LOCAL EXCHANGE--2.5%                                              8/01/2007...................     3,000,000      3,135,000
                            B         B2         3,000,000      Intermedia Communications
                                                                  Inc., 8.60% due
                                                                  6/01/2008(e)................     3,000,000      3,037,500
                            NR*       Caa3       5,000,000      Ionica PLC, 13.373% due
                                                                  5/01/2007(d)................     3,167,469      1,000,000
                            B         B3         4,000,000      Level 3 Communications, Inc.,
                                                                  9.125% due 5/01/2008(e).....     3,877,500      3,895,000
                            B         B3         3,500,000      Metronet Communications, 9.95%
                                                                  due 6/15/2008 (d)(e)........     2,162,385      2,165,625
                            NR*       B3         3,000,000      Nextlink Communications Inc.,
                                                                  9.45% due 4/15/2008
                                                                  (d)(e)......................     1,927,215      1,833,750
                                                                                                ------------   ------------
                                                                                                  17,134,569     15,066,875
---------------------------------------------------------------------------------------------------------------------------
TEXTILES--1.6%              B+        B3         2,800,000      Anvil Knitwear Inc., Series B,
                                                                  10.875% due 3/15/2007.......     2,906,625      2,870,000
                            B         B3         2,000,000      Galey & Lord Inc., 9.125% due
                                                                  3/01/2008...................     2,002,500      1,930,000
                            CCC-      Caa3       4,000,000      P.T. Polysindo International
                                                                  Finance, 9.375% due
                                                                  7/30/2007...................     3,601,250      1,360,000
                            B+        B1         3,500,000      Tultex Corp., 10.625% due
                                                                  3/15/2005...................     3,500,000      3,631,250
                                                                                                ------------   ------------
                                                                                                  12,010,375      9,791,250
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.5%        BB-       B1         3,000,000      Alpha Shipping PLC, 9.50% due
                                                                  2/15/2008(e)................     2,982,840      2,865,000
                            BB-       NR*        5,000,000      Autopistas Del Sol S.A.,
                                                                  10.25% due 8/01/2009(e).....     4,971,250      4,650,000
                            BB        Ba3        6,000,000      GS Superhighway Holdings,
                                                                  10.25% due 8/15/2007........     5,956,875      4,267,500
                            B         NR*        4,500,000      MRS Logistica S.A., 10.625%
                                                                  due 8/15/2005(e)............     4,449,375      3,757,500
                            BB-       B1         4,000,000      Sea Containers Ltd., 12.50%
                                                                  due 12/01/2004..............     4,380,000      4,440,000
                            B-        B3         5,700,000      Transtar Holdings Inc.,
                                                                  11.067% due 12/15/2003(d)...     5,021,352      5,301,000
                            BB        Ba2        1,659,000      Viking Star Shipping Co.,
                                                                  9.625% due 7/15/2003........     1,565,196      1,667,295
                                                                                                ------------   ------------
                                                                                                  29,326,888     26,948,295
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                     ISSUE                   COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--4.5%             BB-       NR*      $ 2,500,000      Companhia de Saneamento Basico
                                                                  do Estado de Sao-Paulo, 10%
                                                                  due 7/28/2005(e)............  $  2,340,000   $  2,175,000
                            BB+       Baa3       1,000,000      Empresa Electricidad del
                                                                  Norte, 10.50% due
                                                                  6/15/2005(e)................     1,000,000      1,020,000
                            BB-       B1         5,000,000      Espirito Santo--Escelsa S.A.,
                                                                  10% due 7/15/2007(e)........     4,973,750      4,237,500
                            BB+       NR*        3,000,000      Inversora de Electrica, 9% due
                                                                  9/16/2004(e)................     3,000,000      2,842,500
                            BBB-      Ba3        4,000,000      Metrogas S.A., 12% due
                                                                  8/15/2000...................     3,935,000      4,180,000
                                                                Niagara Mohawk Power Corp.:
                            BB-       Ba3        3,000,000      7.75% due 10/01/2008..........     2,992,380      3,073,530
                            BB+       Ba3        2,000,000      8.77% due 1/01/2018...........     2,120,625      2,139,960
                            BBB-      Baa3       2,959,331      Trans Gas de Occidente S.A.,
                                                                  9.79% due 11/01/2010
                                                                  (e)(f)......................     2,959,331      3,119,247
                                                                Tucson Electric & Power
                                                                  Co.(f):
                            NR*       NR*        3,400,687      10.21% due 1/01/2009..........     3,287,974      3,829,207
                            NR*       NR*          500,000      +10.732% due 1/01/2013........       461,050        591,965
                                                                                                ------------   ------------
                                                                                                  27,070,110     27,208,909
---------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT--0.8%      B+        B2         4,000,000      Les Inc., 9.25% due
                                                                  6/01/2008(e)................     4,000,000      4,040,000
                            D         Ca         3,500,000      Mid-American Waste Systems,
                                                                  Inc., 12.25% due
                                                                  2/15/2003(c)................     2,033,810        657,125
                                                                                                ------------   ------------
                                                                                                   6,033,810      4,697,125
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--   CCC+      B2         2,000,000      Cencall Communications Corp.,
                                                                  8.803% due 1/15/2004(d).....     1,965,528      1,965,000
DOMESTIC--3.1%              BB+       Ba3        3,000,000      Comcast Cellular, 9.50% due
                                                                  5/01/2007...................     2,995,110      3,127,500
                            CCC+      B2        10,000,000      Nextel Communications, Inc.,
                                                                  13.128% due 8/15/2004(d)....     7,899,250      9,725,000
                            B         B2         4,000,000      Paging Network, Inc., 10% due
                                                                  10/15/2008..................     4,000,000      4,130,000
                                                                                                ------------   ------------
                                                                                                  16,859,888     18,947,500
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--   CCC+      Caa1       7,505,000      McCaw International Ltd.,
                                                                  12.484% due 4/15/2007(d)....     4,798,209      4,915,775
INTERNATIONAL--1.9%         B-        B3         8,000,000      Millicom International
                                                                  Cellular S.A., 13.31% due
                                                                  6/01/2006(d)................     5,506,100      6,240,000
                                                                                                ------------   ------------
                                                                                                  10,304,309     11,155,775
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN CORPORATE
                                                                BONDS--86.4%                     537,951,608    521,688,725
---------------------------------------------------------------------------------------------------------------------------
                                                 SHARES
                                                  HELD                 PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING-- RADIO &      CCC+      Caa            2,000      Cumulus Media Inc. ...........     2,000,000      2,000,000
TV--0.3%
---------------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--1.1%       BB-       B2            58,942      CSC Holdings Inc.
                                                                  (Series M)(a)...............     4,427,500      6,778,330
---------------------------------------------------------------------------------------------------------------------------
CABLE--                     B-        Caa            3,521      NTL, Inc.(a)..................     3,563,410      4,163,583
INTERNATIONAL--0.7%
---------------------------------------------------------------------------------------------------------------------------
ENERGY--0.4%                B+        Caa1           2,115      Clark USA, Inc.(a)(c).........     2,119,600      2,231,325
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.1%         BB+       Ba2            5,945      Time Warner Inc. (Series
                                                                  M)(a).......................     6,006,885      6,606,381
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.6%    BB        Ba2          120,000      California Federal Bank
                                                                  (Series A)..................     3,030,000      3,277,500
---------------------------------------------------------------------------------------------------------------------------
PRINTING &                  B         B2            20,000      Primedia Inc. (Series B)......     1,988,000      1,945,000
PUBLISHING--0.3%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S     SHARES                                                           VALUE
        INDUSTRY           RATINGS   RATINGS      HELD                 PREFERRED STOCKS             COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
STEEL--0.5%                 BB+       Baa3         120,000      USX Capital Corp. ............  $  3,000,000   $  2,992,500
---------------------------------------------------------------------------------------------------------------------------
TELEPHONY--COMPETITIVE      CCC+      Caa            3,571      Intermedia Communications Inc.
LOCAL EXCHANGE--0.7%                                              (Series B)
                                                                  (Convertible)(a)(e).........     3,584,808      4,213,780
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.5%             NR*       NR*            3,000      American Tower Corp. (Class
                                                                  A)(a).......................     2,980,000      3,023,565
---------------------------------------------------------------------------------------------------------------------------
WIRELESS                    NR*       NR*            2,195      Nextel Communications,
COMMUNICATIONS--                                                  Inc.(a).....................     2,219,855      2,458,400
DOMESTIC--0.4%
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN
                                                                PREFERRED STOCKS--6.6%            34,920,058     39,690,364
---------------------------------------------------------------------------------------------------------------------------
                                                                        COMMON STOCKS
---------------------------------------------------------------------------------------------------------------------------
ENERGY--0.2%                                        86,526      CHI Energy, Inc.
                                                                  (Series A)(c)...............     1,257,994      1,124,838
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.2%                                 93,747      On Command Corporation(c).....     2,744,654      1,300,740
---------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                  53,022      Grand Union Co.(c)............     3,090,000          9,544
---------------------------------------------------------------------------------------------------------------------------
WIRELESS                                             9,295      Nextel Communications, Inc.
COMMUNICATIONS--                                                  (Class A)(c)................       149,988        230,632
DOMESTIC--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN
                                                                COMMON STOCKS--0.4%                7,242,636      2,665,754
---------------------------------------------------------------------------------------------------------------------------
                                                                      TRUSTS & WARRANTS
---------------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--0.0%                               23,350      American Telecasting, Inc.
                                                                  (Warrants)(b)...............         4,776            234
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.0%                                 29,830      On Command Corporation
                                                                  (Warrants)(b)...............       238,640        145,421
---------------------------------------------------------------------------------------------------------------------------
GAMING--0.0%                                           250      +Goldriver Hotel & Casino
                                                                  Finance Corp. (Liquidating
                                                                  Trust)(c)...................         6,000              0
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN
                                                                TRUSTS & WARRANTS--0.0%              249,416        145,655
---------------------------------------------------------------------------------------------------------------------------
                                                  FACE
                                                 AMOUNT             SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--6.0%                       $25,946,000      General Motors Acceptance
                                                                  Corp., 6.50% due 7/01/1998..    25,941,315     25,941,315
                                                10,000,000      Lexington Parker Discount
                                                                  Capital Co. LLC, 5.62% due
                                                                  7/08/1998...................     9,987,511      9,987,511
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN
                                                                SHORT-TERM SECURITIES--6.0%       35,928,826     35,928,826
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS--99.4%......  $616,292,544    600,119,324
                                                                                                ============
                                                                OTHER ASSETS LESS
                                                                  LIABILITIES--0.6%...........                    3,703,236
                                                                                                               ------------
                                                                NET ASSETS--100.0%............                 $603,822,560
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

       * Not Rated.
       ** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
       (a) Represents a pay-in-kind security which may pay interest/dividend in additional face/shares.
       (b) Warrants entitle the portfolio to purchase a predetermined number of shares of common stock/face amount of bonds and are non-income producing. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.
       (c) Non-income producing security.
       (d) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
       (e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities
           Act of 1933.
       (f) Subject to principal paydowns.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------
       (g) Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face amount at an annual rate of 1.75% until May 15, 2000.
           Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.
       (h) Each $1,000 face amount contains one warrant of Australis Media Ltd.
       + Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $592,000, representing 0.10% of net assets.


--------------------------------------------------------------------------------

                                                                                                  VALUE
ISSUE                                                         ACQUISITION DATE       COST       (NOTE 1a)
---------------------------------------------------------------------------------------------------------
Goldriver Hotel & Casino Finance Corp. (Liquidating
Trust)......................................................     8/31/1992         $  6,000            0
Tucson Electric & Power Co., 10.732% due 1/01/2013..........     3/01/1993          461,050     $591,965
---------------------------------------------------------------------------------------------------------
TOTAL                                                                              $467,050     $591,965
                                                                                   ========     ========
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$616,292,544) (Note
  1a).......................................................                $600,119,324
Cash........................................................                       1,096
Receivables:
  Interest..................................................  $10,775,309
  Securities sold...........................................    2,684,139
  Capital shares sold.......................................      406,110
  Dividends.................................................      216,164     14,081,722
                                                              -----------
Prepaid expenses and other assets...........................                      51,936
                                                                            ------------
Total assets................................................                 614,254,078
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................    9,982,870
  Investment adviser (Note 2)...............................      245,237
  Capital shares redeemed...................................       96,841     10,324,948
                                                              -----------
Accrued expenses and other liabilities......................                     106,570
                                                                            ------------
Total liabilities...........................................                  10,431,518
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $603,822,560
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................                $  5,327,987
Paid-in capital in excess of par............................                 604,026,202
Undistributed investment income--net........................                   4,865,759
Undistributed realized capital gains on investments--net....                   5,775,832
Unrealized depreciation on investments--net.................                 (16,173,220)
                                                                            ------------
NET ASSETS..................................................                $603,822,560
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $603,822,560 and 53,279,865
  shares outstanding........................................                $      11.33
                                                                            ============
----------------------------------------------------------------------------------------

+The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1c):
Interest and discount earned................................               $ 26,061,601
Dividends...................................................                  1,500,686
Other income................................................                    215,100
                                                                           ------------
Total income................................................                 27,777,387
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $1,356,957
Accounting services (Note 2)................................      52,284
Custodian fees..............................................      25,245
Registration fees...........................................      16,179
Printing and shareholder reports............................      11,983
Professional fees...........................................      10,457
Directors' fees and expenses................................       6,157
Pricing services............................................       4,430
Transfer agent fees (Note 2)................................       2,512
Other.......................................................       2,823
                                                              ----------
Total expenses..............................................                  1,489,027
                                                                           ------------
Investment income--net......................................                 26,288,360
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES
  1c & 3):
Realized gain on investments--net...........................                  5,905,578
Change in unrealized depreciation on investments--net.......                (14,365,793)
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ 17,828,145
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:               JUNE 30, 1998    DECEMBER 31, 1997
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 26,288,360       $ 43,711,637
Realized gain on investments--net...........................     5,905,578          8,171,656
Change in unrealized appreciation/depreciation on
  investments--net..........................................   (14,365,793)        (2,363,743)
                                                              ------------       ------------
Net increase in net assets resulting from operations........    17,828,145         49,519,550
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1d):
Investment income--net:
  Class A...................................................   (25,888,882)       (42,928,118)
Realized gain on investments--net:
  Class A...................................................    (1,954,319)          (972,470)
                                                              ------------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (27,843,201)       (43,900,588)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................    59,891,501        133,712,235
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    49,876,445        139,331,197
Beginning of period.........................................   553,946,115        414,614,918
                                                              ------------       ------------
End of period*..............................................  $603,822,560       $553,946,115
                                                              ============       ============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  4,865,759       $  4,466,281
                                                              ============       ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                        CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         -------------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                       FOR THE SIX              FOR THE YEAR ENDED DECEMBER 31,
                                                       MONTHS ENDED    --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:               JUNE 30, 1998+    1997+         1996+          1995          1994
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $  11.52      $  11.39      $  11.25      $  10.61      $  12.06
                                                         --------      --------      --------      --------      --------
Investment income--net..............................          .52          1.05          1.08          1.09          1.05
Realized and unrealized gain (loss) on
  investments--net..................................         (.16)          .14           .12           .65         (1.47)
                                                         --------      --------      --------      --------      --------
Total from investment operations....................          .36          1.19          1.20          1.74          (.42)
                                                         --------      --------      --------      --------      --------
Less dividends and distributions:
  Investment income--net............................         (.51)        (1.04)        (1.06)        (1.10)        (1.03)
  Realized gain on investments--net.................         (.04)         (.02)           --            --            --
                                                         --------      --------      --------      --------      --------
Total dividends and distributions...................         (.55)        (1.06)        (1.06)        (1.10)        (1.03)
                                                         --------      --------      --------      --------      --------
Net asset value, end of period......................     $  11.33      $  11.52      $  11.39      $  11.25      $  10.61
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................        3.19%++      11.00%        11.27%        17.21%        (3.59%)
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................         .51%*         .54%          .54%          .55%          .61%
                                                         ========      ========      ========      ========      ========
Investment income--net..............................        9.04%*        9.11%         9.50%         9.92%         9.73%
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............     $603,823      $553,946      $414,615      $356,352      $255,719
                                                         ========      ========      ========      ========      ========
Portfolio turnover..................................       19.90%        53.63%        48.92%        41.60%        51.88%
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------

   + Based on average shares outstanding.

   ++ Aggregate total investment return.

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. High Current Income Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Prime Bond Fund at the following annual rates: 0.55% of such average daily net assets not exceeding $250 million; 0.50% of such average daily net assets in excess of $250 million but not more than $500 million; 0.45% of such average daily net assets in excess of $500 million but not more than $750 million; and 0.40% of such average daily net assets in excess of $750 million. For the six months ended June 30, 1998, the aggregate average daily net assets of the Fund and Prime Bond Fund was approximately $1,127,365,000.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned

--------------------------------------------------------------------------------

$2,500 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $2,632 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.
3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $187,256,002 and $106,099,372, respectively.
  Net realized gains (losses) as of June 30, 1998 and net unrealized losses as of June 30, 1998 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)       Losses
---------------------------------------------------------------------
Long-term investments...............    $5,905,659      $(16,173,220)
Short-term investments..............           (81)               --
                                        ----------      ------------
Total...............................    $5,905,578      $(16,173,220)
                                        ==========      ============
---------------------------------------------------------------------

  At June 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $16,173,220, of which $23,282,819 related to appreciated securities and $39,456,039 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $616,292,544.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $59,891,501 and $133,712,235 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1998                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    3,754,112    $ 43,167,178
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................    2,256,733      25,888,881
                                         ----------    ------------
Total issued..........................    6,010,845      69,056,059
Shares redeemed.......................     (797,178)     (9,164,558)
                                         ----------    ------------
Net increase..........................    5,213,667    $ 59,891,501
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   9,559,388    $109,578,509
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   3,761,677      42,928,115
                                       ----------    ------------
Total issued.........................  13,321,065     152,506,624
Shares redeemed......................  (1,644,648)    (18,794,389)
                                       ----------    ------------
Net increase.........................  11,676,417    $133,712,235
                                       ==========    ============
-----------------------------------------------------------------

5. SUBSEQUENT EVENT:

On July 1, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.095180 per Class A Share, payable on July 1, 1998 to shareholders of record as of July 1, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC--INDEX 500 FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1998, Index 500 Fund's Class A Shares had a total return of +17.52%. Since its inception on December 13, 1996, the Fund's Class A Shares produced a total return of +58.71%. The Fund's benchmark, the unmanaged Standard & Poor's 500 Composite (S&P 500) Index, produced a total return of +17.71% for the first six months of 1998, and +59.71% since the inception of the Fund on December 13, 1996 to June 30, 1998.

THE ENVIRONMENT

  Concerns regarding the impact of the Asian financial and currency crises reemerged during the second quarter of 1998, but the unmanaged S&P 500 Index still managed to provide investors with a respectable total return of +3.30% for this period. Combined with the explosive rally during the first three months of the year, in which the Index produced a total return of +13.95%, the S&P 500 produced an extraordinary total return of +17.71% for the first six months of 1998. Uncertainty regarding the ultimate impact on earnings of US corporations became most significant during the month of May, which was the Index's only negative month through the first half of 1998, and the first down month for the Index since October 1997. Such worries subsided again in June, since signs of a moderating US economy caused long-term bonds to rally into record-breaking territory, with the yield on the 30-year US Treasury bond approaching the 5.50% level by the end of June. This catapulted the S&P 500 Index to a new all-time high of 1138.49, just one day prior to the end of the second quarter. The Index finished the first half of the year at 1133.84, 163 points above its 1997 year-end close of 970.43.

  As has been the case consistently during the past several years, it was once again the largest stocks within the S&P 500 Index that powered its advance in the first half of 1998. This occurred despite the potential negative effects from Asia on the earnings of the huge multinational companies that dominate the Index. While these concerns led to a nearly 5% decline in the Index between mid-April and mid-June, the S&P 500 Index substantially outperformed both the unmanaged S&P MidCap Index and the unmanaged S&P Small Cap Index during the first half of 1998. In addition, the S&P 500 Index continued to fare better than the average diversified US stock fund which, according to Lipper Analytical Services, posted a modest loss during the second quarter of 1998.

PORTFOLIO MATTERS

  Cash flow into Index 500 Fund continued at a solid pace throughout the first half of 1998, with net subscriptions totaling nearly $90 million during this period. Combined with the continuing gains in the market, the Fund's net assets grew from $215.23 million on December 31, 1997 to $349.95 million on June 30, 1998. This represented a more than 60% increase in the Fund's net assets during this period.

  The principal investments of the Fund are a fully replicating portfolio of all 500 stocks in the Index, plus a long position in S&P 500 futures contracts, which are used to equitize most daily cash flows into the Fund. At the end of June, the Fund's equity portfolio was valued at $340.20 million, which represented over 97% of the Fund's net assets. In addition, the Fund held a long position of 35 S&P 500 futures contracts. As always, our goal is to be 100% invested in the S&P 500 Index at all times.

  The first half of 1998 was an active period regarding composition changes within the S&P 500 Index. In response to this activity, the Fund initiated positions in the following stocks during the first quarter of 1998: Lehman Brothers Holdings Inc., Consolidated Stores Corporation, Summit Bancorp, Northern Trust Corporation, Mercantile Bancorp, Sealed Air Corporation, Nextel Communications, Inc. and Associates First Capital Corporation. The Fund again added the following equities to its portfolio during the second quarter of 1998, in response to Index composition changes: Gateway 2000, Inc., Franklin Resources, Inc., Ascend Communications, Inc., The Bear Stearns Companies Inc., Capital One Financial Corporation, The Dun & Bradstreet Corp., SLM Holding Corporation and Sempra Energy.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Index 500 Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Eric S. Mitofsky
Eric S. Mitofsky
Senior Vice President and Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +29.76%        +17.52%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       +29.76%
--------------------------------------------------------------------------------
Inception (12/13/96) to 6/30/98                                           +34.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
+3Com Corporation..............   13,413  $    411,611
ALLTEL Corporation.............   10,348       481,182
+ALZA Corporation..............    3,268       141,341
AMP Inc. ......................    8,295       285,141
+AMR Corporation...............    6,877       572,510
ASARCO Inc. ...................    1,526        33,954
AT&T Corp. ....................   61,435     3,509,474
Abbott Laboratories............   58,370     2,385,874
Adobe Systems Inc. ............    2,519       106,900
+Advanced Micro Devices,
  Inc. ........................    5,421        92,496
Aeroquip-Vickers Inc. .........    1,058        61,761
Aetna, Inc. ...................    5,501       418,764
Ahmanson (H.F.) & Company......    4,139       293,869
Air Products and Chemicals,
  Inc. ........................    8,857       354,280
+Airtouch Communications,
  Inc. ........................   21,646     1,264,938
Alberto-Culver Company (Class
  B)...........................    2,115        61,335
Albertson's, Inc. .............    9,286       481,131
Alcan Aluminium Ltd. ..........    8,601       237,603
Allegheny Teledyne, Inc. ......    7,411       169,527
Allergan, Inc. ................    2,467       114,407
AlliedSignal, Inc. ............   21,346       947,229
Allstate Corporation (The).....   15,875     1,453,555
Aluminum Company of
  America......................    6,368       419,890
Amerada Hess Corporation.......    3,494       189,768
Ameren Corporation.............    5,180       205,905
American Electric Power
  Company, Inc. ...............    7,201       326,745
American Express Company.......   17,438     1,987,932
American General Corporation...    9,601       683,471
American Greetings
  Corporation..................    2,754       140,282
American Home Products
  Corporation..................   49,636     2,568,663
American International Group,
  Inc. ........................   26,456     3,862,576
American Stores Company........   10,327       249,784
Ameritech Corporation..........   41,615     1,867,473
+Amgen Inc. ...................    9,608       628,123
Amoco Corporation..............   36,288     1,510,488
Anadarko Petroleum
  Corporation..................    2,261       151,911
+Andrew Corporation............    3,347        60,455
Anheuser-Busch Companies,
  Inc. ........................   18,375       867,070
Aon Corporation................    6,377       447,984
Apache Corporation.............    3,728       117,432
+Apple Computer, Inc. .........    5,023       144,097
+Applied Materials, Inc. ......   13,849       408,546
Archer-Daniels-Midland
  Company......................   21,575       418,016
+Armco Inc. ...................    4,085        26,042
Armstrong World Industries,
  Inc. ........................    1,545       104,094
+Ascend Communications,
  Inc. ........................    7,282       360,914
Ashland Inc. ..................    2,873       148,319
Associates First Capital
  Corporation (Class A)........   13,096     1,006,755
Atlantic Richfield Company.....   12,135       948,047
Autodesk, Inc. ................    1,789        69,100
Automatic Data Processing,
  Inc. ........................   11,383       829,536
+AutoZone, Inc. ...............    5,754       183,768

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Avery Dennison Corporation.....    4,435  $    238,381
Avon Products, Inc. ...........    5,000       387,500
BB&T Corporation...............    5,339       361,050
Baker Hughes, Inc. ............    6,382       220,578
Ball Corporation...............    1,146        46,055
Baltimore Gas and Electric
  Company......................    5,575       173,173
Banc One Corporation...........   26,520     1,480,148
Bank of New York Company, Inc.
  (The)........................   14,243       864,372
BankAmerica Corporation........   25,816     2,231,471
BankBoston Corporation.........   11,106       617,771
Bankers Trust New York
  Corporation..................    3,703       429,779
Barrick Gold Corporation.......   14,097       270,486
Battle Mountain Gold
  Company......................    8,696        51,633
Bausch & Lomb Inc. ............    2,090       104,761
Baxter International, Inc. ....   10,589       569,821
+Bay Networks, Inc. ...........    8,391       270,610
Bear Stearns Companies Inc.
  (The)........................    4,375       248,828
Becton, Dickinson and Company..    4,645       360,568
Bell Atlantic Corporation......   58,762     2,681,016
BellSouth Corporation..........   37,440     2,513,160
Bemis Company, Inc. ...........    1,988        81,260
Beneficial Corporation.........    2,069       316,945
Bestfoods......................   10,920       634,043
+Bethlehem Steel Corporation...    4,851        60,334
Biomet, Inc. ..................    4,211       139,226
Black & Decker Corporation
  (The)........................    3,567       217,587
Block (H & R) Inc. ............    3,971       167,278
Boeing Company (The)...........   38,207     1,702,599
Boise Cascade Corporation......    2,104        68,906
+Boston Scientific
  Corporation..................    7,334       525,298
Briggs & Stratton
  Corporation..................      948        35,491
Bristol-Myers Squibb Co. ......   37,637     4,325,903
Brown-Forman Corporation (Class
  B)...........................    2,606       167,436
Browning-Ferris Industries,
  Inc. ........................    6,967       242,103
Brunswick Corporation..........    3,736        92,466
Burlington Northern Santa Fe
  Inc. ........................    5,959       585,099
Burlington Resources Inc. .....    6,671       287,270
CBS Corporation................   27,155       862,171
CIGNA Corporation..............    8,143       561,867
CINergy Corporation............    5,952       208,320
COMPAQ Computer Corporation....   62,522     1,774,062
C.R. Bard, Inc. ...............    2,152        81,911
CSX Corporation................    8,251       375,421
CVS Corporation................   14,535       565,957
+Cabletron Systems, Inc. ......    5,963        80,128
Campbell Soup Company..........   17,173       912,316
Capital One Financial
  Corporation..................    2,489       309,103
Cardinal Health, Inc. .........    4,179       391,781
Carolina Power & Light
  Company......................    5,701       247,281
Case Corporation...............    2,839       136,982
Caterpillar, Inc. .............   13,863       733,006
+Cendant Corporation...........   32,189       671,945

                                       155
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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Centex Corporation.............    2,244  $     84,711
Central and South West
  Corporation..................    8,028       215,753
+Ceridian Corporation..........    2,738       160,858
Champion International
  Corp. .......................    3,613       177,714
Chase Manhattan Corp. (The)....   32,273     2,436,612
Chevron Corporation............   24,733     2,054,385
Chrysler Corporation...........   24,409     1,376,057
Chubb Corporation..............    6,356       510,864
Cincinnati Financial
  Corporation..................    6,306       241,993
Cincinnati Milacron Inc. ......    1,505        36,590
Circuit City Stores -- Circuit
  City Group...................    3,707       173,766
+Cisco Systems, Inc. ..........   38,684     3,561,346
Citicorp.......................   17,074     2,548,295
+Clear Channel Communications,
  Inc. ........................    4,673       509,941
Clorox Company.................    3,901       372,058
Coastal Corporation (The)......    3,987       278,342
Coca-Cola Company (The)........   93,377     7,983,734
+Cognizant Corporation.........    6,132       386,316
Colgate-Palmolive Company......   11,169       982,872
Columbia Energy Group..........    3,129       174,051
Columbia/HCA Healthcare
  Corporation..................   24,335       708,757
Comcast Corporation
  (Class A)....................   13,945       566,080
Comerica Inc. .................    5,958       394,718
Computer Associates
  International, Inc. .........   20,668     1,148,366
+Computer Sciences
  Corporation..................    5,872       375,808
ConAgra, Inc. .................   18,166       575,635
Conseco, Inc. .................    7,106       332,206
Consolidated Edison, Inc. .....    8,871       408,620
Consolidated Natural Gas
  Company......................    3,588       211,244
+Consolidated Stores
  Corporation..................    4,055       146,994
Cooper Industries, Inc. .......    4,604       252,932
Cooper Tire and Rubber
  Company......................    2,991        61,689
Coors (Adolph) Company (Class
  B)...........................    1,407        47,838
Corning, Inc. .................    8,739       303,680
+Costco Companies, Inc. .......    8,155       514,275
Countrywide Credit Industries,
  Inc. ........................    4,106       208,380
Crane Co. .....................    1,731        84,062
Crown Cork & Seal Company,
  Inc. ........................    4,705       223,488
Cummins Engine Company,
  Inc. ........................    1,464        75,030
Cyprus Amax Minerals Co. ......    3,525        46,706
+DSC Communications
  Corporation..................    4,491       134,730
DTE Energy Company.............    5,479       221,215
Dana Corporation...............    4,001       214,054
Darden Restaurants, Inc. ......    5,398        85,693
+Data General Corporation......    1,858        27,754
Dayton Hudson Corporation......   16,496       800,056
Deere & Company................    9,380       495,968
+Dell Computer Corporation.....   24,353     2,260,263

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Delta Air Lines, Inc. .........    2,864  $    370,172
Deluxe Corporation.............    3,095       110,840
Dillard's Inc. (Class A).......    4,071       168,692
Disney (Walt) Company (The)....   25,779     2,708,406
Dominion Resources, Inc. ......    7,397       301,428
Donnelley (R.R.) & Sons Co. ...    5,366       245,495
Dover Corporation..............    8,410       288,043
Dow Chemical Company
  (The)........................    8,513       823,101
Dow Jones & Company, Inc. .....    3,522       196,352
Dresser Industries, Inc. ......    6,635       292,355
Duke Energy Corporation........   13,596       805,563
+Dun & Bradstreet Corp.
  (The)........................    6,491       234,487
duPont (E.I.) de Nemours &
  Company......................   42,674     3,184,547
EG & G, Inc. ..................    1,753        52,590
+EMC Corporation...............   18,819       843,326
Eastern Enterprises............      767        32,885
Eastman Chemical Company.......    2,992       186,252
Eastman Kodak Company..........   12,202       891,509
Eaton Corporation..............    2,712       210,858
Echlin Inc. ...................    2,405       117,995
Ecolab Inc. ...................    4,878       151,218
Edison International...........   13,697       404,918
Emerson Electric Co. ..........   16,760     1,011,885
Engelhard Corporation..........    5,439       110,140
Enron Corp. ...................   12,426       671,781
Entergy Corporation............    9,318       267,893
Equifax Inc. ..................    5,592       203,060
Exxon Corporation+++...........   92,524     6,598,118
+FDX Corporation...............    5,551       348,325
+FMC Corporation...............    1,317        89,803
FPL Group, Inc. ...............    6,891       434,133
Federal Home Loan Mortgage
  Corp.........................   25,661     1,207,671
Federal National Mortgage
  Association..................   39,210     2,382,008
+Federated Department Stores,
  Inc. ........................    7,964       428,563
Fifth Third BanCorp. ..........    9,932       625,716
First Chicago NBD
  Corporation..................   10,860       962,468
First Data Corporation.........   16,883       562,415
First Union Corporation........   36,644     2,134,513
FirstEnergy Corp. .............    8,699       267,494
Fleet Financial Group, Inc. ...   10,746       897,291
Fleetwood Enterprises, Inc. ...    1,350        54,000
Fluor Corporation..............    3,104       158,304
Ford Motor Company.............   45,869     2,706,271
Fort James Corporation.........    8,335       370,908
Fortune Brands Inc. ...........    6,541       251,420
Foster Wheeler Corporation.....    1,533        32,864
Franklin Resources, Inc. ......    9,556       516,024
Freeport-McMoRan Copper & Gold
  Inc. (Class B)...............    6,841       103,898
Frontier Corporation...........    6,474       203,931
+Fruit of the Loom, Inc.
  (Class A)....................    2,720        90,270
GPU, Inc. .....................    4,836       182,861
GTE Corporation................   36,400     2,024,750
Gannett Co., Inc. .............   10,728       762,359
Gap, Inc. (The)................   14,866       916,117
+Gateway 2000, Inc. ...........    5,855       296,409

                                       156
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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
General Dynamics Corporation...    4,745  $    220,643
General Electric Company+++....  123,201    11,211,291
+General Instrument
  Corporation..................    5,677       154,343
General Mills, Inc. ...........    5,984       409,156
General Motors Corporation.....   25,275     1,688,686
General Re Corporation.........    2,893       733,376
General Signal Corporation.....    1,651        59,436
Genuine Parts Company..........    6,792       234,748
Georgia-Pacific Corporation....    3,504       206,517
Giant Food, Inc. (Class A).....    2,259        97,278
Gillette Company (The).........   42,482     2,408,198
Golden West Financial
  Corporation..................    2,158       229,422
Goodrich (B.F.) Company
  (The)........................    2,757       136,816
Goodyear Tire & Rubber Co.
  (The)........................    5,946       383,145
+Grace (W.R.) & Co. ...........    2,870        48,969
Grainger (W.W.), Inc. .........    3,696       184,107
Great Atlantic & Pacific Tea
  Co., Inc. ...................    1,442        47,676
Great Lakes Chemical
  Corporation..................    2,264        89,286
Green Tree Financial
  Corporation..................    5,068       216,974
Guidant Corporation............    5,706       406,909
HBO & Company..................   16,247       572,707
+HEALTHSOUTH Corporation.......   15,150       404,316
Halliburton Company............    9,945       443,174
Harcourt General, Inc. ........    2,676       159,222
Harnischfeger Industries,
  Inc. ........................    1,808        51,189
+Harrah's Entertainment,
  Inc. ........................    3,816        88,722
Harris Corporation.............    3,018       134,867
Hartford Financial Services
  Group Inc. (The).............    4,442       508,054
Hasbro, Inc. ..................    5,034       197,899
Heinz (H.J.) Company...........   13,826       775,984
Helmerich & Payne, Inc. .......    1,885        41,941
Hercules Inc. .................    3,589       147,598
Hershey Foods Corporation......    5,407       373,083
Hewlett-Packard Company........   39,170     2,345,304
Hilton Hotels Corporation......    9,333       265,990
Home Depot, Inc. (The).........   27,785     2,307,892
Homestake Mining Company.......    7,967        82,658
Honeywell Inc. ................    4,793       400,515
Household International,
  Inc. ........................   12,176       605,756
Houston Industries Inc. .......   11,182       345,244
+Humana, Inc. .................    6,294       196,294
Huntington Bancshares, Inc. ...    7,273       243,645
ITT Industries Inc. ...........    4,464       166,842
Ikon Office Solutions, Inc. ...    5,120        74,560
Illinois Tool Works Inc. ......    9,427       628,663
Inco Limited...................    6,278        85,538
Ingersoll-Rand Company.........    6,267       276,140
Intel Corporation..............   64,134     4,753,933
International Business Machines
  Corp. .......................   35,655     4,093,640
International Flavors &
  Fragrances Inc...............    4,075       177,008
International Paper Company....   11,628       500,004
Interpublic Group of Companies,
  Inc. ........................    5,157       312,965

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Jefferson-Pilot Corporation....    4,018  $    232,793
Johnson & Johnson..............   50,858     3,750,777
Johnson Controls, Inc. ........    3,199       182,943
Jostens, Inc. .................    1,399        33,751
+KLA-Tencor Corporation........    3,285        90,953
Kaufman and Broad Home
  Corporation..................    1,468        46,609
Kellogg Company................   15,474       581,242
Kerr-McGee Corporation.........    1,819       105,275
KeyCorp Limited................   16,614       591,874
Kimberly-Clark Corporation.....   21,068       966,494
+King World Productions,
  Inc. ........................    2,802        71,451
+Kmart Corporation.............   18,451       355,182
Knight-Ridder, Inc. ...........    2,998       165,077
+Kroger Co. (The)..............    9,683       415,159
+LSI Logic Corporation.........    5,325       122,808
Laidlaw Inc. (Class B).........   12,420       151,369
Lehman Brothers Holdings
  Inc. ........................    4,482       347,635
Lilly (Eli) & Co. .............   41,877     2,766,499
Limited, Inc. (The)............    8,584       284,345
Lincoln National Corporation...    3,799       347,134
Liz Claiborne, Inc. ...........    2,528       132,088
Lockheed Martin Corporation....    7,394       782,840
Loews Corporation..............    4,343       378,384
Longs Drug Stores
  Corporation..................    1,470        42,446
Louisiana-Pacific
  Corporation..................    4,119        75,172
Lowe's Companies, Inc. ........   13,202       535,506
Lucent Technologies Inc. ......   49,612     4,127,098
MBIA, Inc. ....................    3,702       277,187
MBNA Corporation...............   18,922       624,426
MCI Communications
  Corporation..................   27,392     1,592,160
MGIC Investment Corporation....    4,313       246,111
Mallinckrodt Inc. .............    2,774        82,353
Manor Care, Inc. ..............    2,385        91,673
Marriott International,
  Inc. ........................    9,630       311,771
Marsh & McLennan Companies,
  Inc. ........................    9,705       586,546
Masco Corporation..............    6,428       388,894
Mattel, Inc. ..................   11,099       469,626
May Department Stores Company
  (The)........................    8,730       571,815
Maytag Corporation.............    3,591       177,306
McDermott International,
  Inc. ........................    2,284        78,655
McDonald's Corporation.........   25,995     1,793,655
McGraw-Hill Companies, Inc. ...    3,752       306,022
Mead Corporation (The).........    3,947       125,317
+MediaOne Group Inc. ..........   23,025     1,011,661
Medtronic, Inc. ...............   17,733     1,130,479
Mellon Bank Corporation........    9,840       685,110
Mercantile Bancorp.............    5,038       253,789
Mercantile Stores Company,
  Inc. ........................    1,390       109,723
Merck & Co., Inc. .............   45,198     6,045,232
Meredith Corporation...........    2,012        94,438
Merrill Lynch & Co., Inc. .....   13,084     1,206,999
+Micron Technology Inc. .......    8,045       199,617
+Microsoft Corporation+++......   93,178    10,098,166
Millipore Corporation..........    1,639        44,663
Minnesota Mining &
  Manufacturing Company........   15,297     1,257,222

                                       157
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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
+Mirage Resorts, Inc. .........    6,784  $    144,584
Mobil Corporation..............   29,548     2,264,115
Monsanto Company...............   22,648     1,265,457
Moore Corporation Limited (NY
  Registered Shares)...........    3,331        44,136
Morgan (J.P.) & Co., Inc. .....    6,747       790,242
Morgan Stanley Group Inc. .....   22,689     2,073,207
Morton International Inc. .....    4,931       123,275
Motorola, Inc. ................   22,576     1,186,651
NICOR Inc. ....................    1,814        72,787
Nacco Industries, Inc.
  (Class A)....................      308        39,809
Nalco Chemical Company.........    2,532        88,936
National City Corporation......   12,435       882,885
+National Semiconductor
  Corporation..................    6,178        81,472
National Service Industries,
  Inc. ........................    1,634        83,130
NationsBank Corporation........   36,222     2,770,983
+Navistar International
  Corporation..................    2,610        75,364
New York Times Company (The)
  (Class A)....................    3,635       288,074
Newell Co......................    6,002       298,975
Newmont Mining Corporation.....    5,899       139,364
+Nextel Communications,
  Inc. ........................   10,334       257,058
+Niagara Mohawk Power Corp. ...    7,067       105,563
Nike Inc. (Class B)............   10,880       529,720
Nordstrom, Inc. ...............    2,917       225,338
Norfolk & Southern
  Corporation..................   14,322       426,975
Northern States Power
  Company......................    5,700       163,162
Northern Telecom Limited.......   19,692     1,117,521
Northern Trust Corporation.....    4,232       322,690
Northrop Grumman Corporation...    2,559       263,897
Norwest Corporation............   28,617     1,069,560
+Novell, Inc. .................   13,276       169,269
Nucor Corporation..............    3,316       152,536
ONEOK, Inc. ...................    1,160        46,255
Occidental Petroleum
  Corporation..................   13,890       375,030
Omnicom Group, Inc. ...........    6,437       321,045
+Oracle Corporation............   36,811       904,170
+Oryx Energy Company...........    4,014        88,810
Owens Corning..................    2,041        83,298
+Owens-Illinois, Inc. .........    5,825       260,669
PACCAR Inc. ...................    2,957       154,503
PECO Energy Company............    8,400       245,175
PG&E Corporation...............   14,400       454,500
PNC Bank Corp. ................   11,375       612,117
PP&L Resources, Inc. ..........    6,336       143,748
PPG Industries, Inc. ..........    6,734       468,434
PacifiCorp.....................   11,241       254,328
Pall Corporation...............    4,720        96,760
+Parametric Technology
  Company......................   10,231       277,516
Parker Hannifin Corporation....    4,208       160,430
Penney (J.C.) Company, Inc. ...    9,491       686,318
Pennzoil Company...............    1,770        89,606
Peoples Energy Corporation.....    1,321        51,024
Pep Boys--Manny, Moe & Jack
  (The)........................    2,392        45,298
PepsiCo, Inc. .................   56,383     2,322,275

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Perkin-Elmer Corporation
  (The)........................    1,857  $    115,482
Pfizer Inc. ...................   49,372     5,366,119
Pharmacia & Upjohn, Inc. ......   19,210       886,061
Phelps Dodge Corporation.......    2,224       127,185
Philip Morris Companies,
  Inc.+++......................   91,865     3,617,184
Phillips Petroleum Company.....    9,871       475,659
Pioneer Hi-Bred International,
  Inc. ........................    9,229       381,850
Pitney Bowes Inc. .............   10,351       498,142
Placer Dome, Inc. .............    9,454       111,084
Polaroid Corporation...........    1,705        60,634
Potlatch Corporation...........    1,089        45,738
Praxair, Inc. .................    5,931       277,645
Proctor & Gamble Company
  (The)........................   50,709     4,617,688
Progressive Corporation........    2,709       381,969
Providian Corporation..........    3,598       282,668
Public Service Enterprise
  Group, Inc. .................    8,769       301,982
Pulte Corporation..............    1,642        49,055
Quaker Oats Company (The)......    5,236       287,653
Ralston Purina Company.........    4,015       469,002
Raychem Corporation............    3,170        93,713
Raytheon Company (Class B).....   12,817       757,805
+Reebok International Ltd. ....    2,108        58,365
Republic New York
  Corporation..................    4,084       257,037
Reynolds Metals Company........    2,723       152,318
Rite Aid Corporation...........    9,753       366,347
Rockwell International
  Corporation..................    7,431       357,152
Rohm & Haas Company............    2,315       240,615
+Rowan Companies, Inc. ........    3,285        63,852
Royal Dutch Petroleum Co. (NY
  Registered Shares)...........   81,119     4,446,335
Rubbermaid Inc. ...............    5,656       187,708
Russell Corporation............    1,408        42,504
Ryder System, Inc. ............    2,810        88,691
SAFECO Corporation.............    5,337       242,166
SBC Communications Inc. .......   69,535     2,781,400
SLM Holding Corporation........    6,459       316,491
Sara Lee Corporation...........   17,663       988,024
Schering-Plough Corporation....   27,743     2,541,952
Schlumberger Limited...........   18,830     1,286,324
Schwab (Charles) Corporation
  (The)........................   10,094       328,055
Scientific-Atlanta, Inc. ......    2,983        75,694
+Seagate Technology, Inc. .....    9,165       218,242
Seagram Company Ltd. (The).....   13,095       536,077
+Sealed Air Corporation........    3,143       115,505
Sears, Roebuck & Co. ..........   14,788       902,992
+Sempra Energy.................    9,065       251,542
Service Corporation
  International................    9,680       415,030
Shared Medical Systems
  Corporation..................      964        70,794
Sherwin-Williams Company
  (The)........................    6,561       217,333
Sigma-Aldrich Corporation......    3,803       133,580
+Silicon Graphics, Inc. .......    7,139        86,560
Snap-On, Inc. .................    2,238        81,127
Sonat Inc. ....................    4,165       160,873

                                       158
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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Southern Company (The).........   26,371  $    730,147
Southwest Airlines Co. ........    8,438       249,976
Springs Industries, Inc. ......      721        33,256
Sprint Corporation.............   16,246     1,145,343
+St. Jude Medical, Inc. .......    3,176       116,916
St. Paul Companies, Inc.
  (The)........................    8,871       373,136
Standard & Poor's Depositary
  Receipts.....................    5,300       600,556
Stanley Works (The)............    3,360       139,650
State Street Corporation.......    6,070       421,865
+Stone Container Corporation...    3,748        58,562
Summit Bancorp.................    6,713       318,867
Sun Company, Inc. .............    3,547       137,668
+Sun Microsystems, Inc. .......   14,325       622,242
SunAmerica Inc. ...............    7,372       423,429
SunTrust Banks, Inc. ..........    7,975       648,467
SuperValu Stores Inc. .........    2,271       100,776
Synovus Financial Corp. .......    9,947       236,241
Sysco Corporation..............   12,766       327,129
TJX Companies, Inc. (The)......   12,078       291,382
TRW Inc. ......................    4,657       254,389
Tandy Corporation..............    3,830       203,229
Tektronix, Inc. ...............    1,879        66,470
+Tele-Communications, Inc.
  (Class A)....................   19,162       736,539
+Tellabs, Inc. ................    6,890       493,496
Temple-Inland Inc. ............    2,110       113,676
+Tenet Healthcare
  Corporation..................   11,656       364,250
Tenneco, Inc. .................    6,442       245,199
Texaco, Inc. ..................   20,462     1,221,326
Texas Instruments Inc. ........   14,755       860,401
Texas Utilities Company........   10,570       439,976
Textron Inc. ..................    6,187       443,531
+Thermo Electron Corporation...    5,986       204,646
Thomas & Betts Corporation.....    2,077       102,292
Time Warner Inc. ..............   22,341     1,908,759
Times Mirror Company (The).....    3,342       210,128
Timken Company (The)...........    2,367        72,933
Torchmark Corporation..........    5,293       242,155
+Toys 'R' Us, Inc. ............   10,552       248,631
Transamerica Corporation.......    2,386       274,688
Travelers Group, Inc. .........   43,489     2,636,521
Tribune Company................    4,643       319,496
+Tricon Global Restaurants,
  Inc..........................    5,773       182,932
Tupperware Corporation.........    2,329        65,503
Tyco International Ltd. .......   22,050     1,389,150
U S West, Inc. ................   18,946       890,462
UNUM Corporation...............    5,228       290,154
US Bancorp.....................   28,092     1,207,956
+USAir Group, Inc. ............    3,815       302,339
UST Inc. ......................    6,984       188,568
USX-Marathon Group, Inc. ......   10,911       374,384
USX-US Steel Group, Inc. ......    3,258       107,514
Unicom Corporation.............    8,202       287,583
Unilever N.V. (NY Registered
  Shares)......................   24,206     1,910,761

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Union Camp Corporation.........    2,624  $    130,216
Union Carbide Corporation......    5,150       274,881
Union Pacific Corporation......    9,338       412,039
Union Pacific Resources Group
  Inc. ........................    9,494       166,738
+Unisys Corporation............    9,507       268,573
United Healthcare
  Corporation..................    7,287       462,724
United States Surgical
  Corporation..................    2,863       130,624
United Technologies Corp. .....    8,679       802,807
Unocal Corporation.............    9,127       326,290
V.F. Corporation...............    4,618       237,827
+Venator Group, Inc. ..........    5,067        96,906
+Viacom, Inc. (Class A)........      144         8,424
+Viacom, Inc. (Class B)........   13,341       777,113
Wachovia Corporation...........    7,790       658,255
Wal-Mart Stores, Inc. .........   84,964     5,161,563
Walgreen Co. ..................   18,781       775,890
Warner-Lambert Company.........   30,989     2,149,862
Washington Mutual Savings
  Bank.........................   14,638       635,860
Waste Management Inc. .........   17,985       629,475
Wells Fargo & Company..........    3,228     1,191,132
Wendy's International, Inc. ...    4,977       116,959
+Western Atlas, Inc. ..........    2,035       172,721
Westvaco Corporation...........    3,849       108,734
Weyerhaeuser Company...........    7,548       348,623
Whirlpool Corporation..........    2,857       196,419
Willamette Industries, Inc. ...    4,196       134,272
Williams Companies, Inc.
  (The)........................   16,032       541,080
Winn-Dixie Stores, Inc. .......    5,656       289,516
+WorldCom Inc. ................   39,028     1,890,419
Worthington Industries,
  Inc. ........................    3,656        54,840
Wrigley (Wm.) Jr. Company
  (Class B)....................    4,384       429,632
Xerox Corporation..............   12,412     1,261,369
------------------------------------------------------
TOTAL COMMON STOCKS
(COST--$280,241,648)--97.3%                340,204,236
------------------------------------------------------

SHORT-TERM OBLIGATIONS--            FACE
COMMERCIAL PAPER*                 AMOUNT
------------------------------------------------------
General Motors Acceptance
  Corp., 6.50% due
  7/01/1998................  $10,317,000    10,317,000
------------------------------------------------------
TOTAL SHORT-TERM
OBLIGATIONS
(COST--$10,317,000)--2.9%                   10,317,000
------------------------------------------------------
TOTAL INVESTMENTS
(COST--$290,558,648)--100.2%               350,521,236
VARIATION MARGIN ON
  FINANCIAL
  FUTURES
  CONTRACTS**--0.0%........                    (76,681)
LIABILITIES IN EXCESS OF
  OTHER ASSETS--(0.2%).....                   (491,978)
                                          ------------
NET ASSETS--100.0%.........               $349,952,577
                                          ============

--------------------------------------------------------------------------------

+ Non-income producing security.

+++ Portion of holdings pledged as collateral for financial futures contracts.

* Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

** Financial futures contracts purchased as of June 30, 1998 were as follows:

----------------------------------------------------------------
NUMBER OF                          EXPIRATION         VALUE
CONTRACTS          ISSUE              DATE       (Notes 1a & 1b)
----------------------------------------------------------------
   35       S&P 500 Stock Index  September 1998    $10,001,200
----------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED
(CONTRACT PRICE--$9,844,825)                       $10,001,200
                                                   ===========
----------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$290,558,648) (Note
  1a).......................................................              $350,521,236
Cash........................................................                    10,995
Receivables:
  Capital shares sold.......................................  $  514,421
  Dividends.................................................     336,842
  Securities sold...........................................     205,760     1,057,023
                                                              ----------
Deferred organization expenses (Note 1e)....................                     8,169
Prepaid expenses and other assets...........................                    10,568
                                                                          ------------
Total assets................................................               351,607,991
                                                                          ------------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   1,415,273
  Investment adviser (Note 2)...............................      87,370
  Variation margin (Note 1b)................................      76,681
  Capital shares redeemed...................................         125     1,579,449
                                                              ----------
Accrued expenses and other liabilities......................                    75,965
                                                                          ------------
Total liabilities...........................................                 1,655,414
                                                                          ------------
--------------------------------------------------------------------------------------
NET ASSETS..................................................              $349,952,577
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................              $  2,353,753
Paid-in capital in excess of par............................               284,144,138
Undistributed investment income--net........................                 2,066,225
Undistributed realized capital gains on investments--net....                 1,269,498
Unrealized appreciation on investments--net.................                60,118,963
                                                                          ------------
NET ASSETS..................................................              $349,952,577
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $349,952,577 and 23,537,529
  shares outstanding........................................              $      14.87
                                                                          ============
--------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Dividends (net of $12,380 foreign withholding tax)..........              $ 1,967,955
Interest and discount earned................................                  585,130
Other income................................................                    1,462
                                                                          -----------
Total income................................................                2,554,547
                                                                          -----------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $424,649
Accounting services (Note 2)................................    22,472
Registration fees...........................................    10,163
Printing and shareholder reports............................     9,765
Custodian fees..............................................     9,349
Professional fees...........................................     6,132
Transfer agent fees (Note 2)................................     1,946
Directors' fees and expenses................................     1,937
Amortization of organization expenses (Note 1e).............       811
Pricing services............................................       274
Other.......................................................       818
                                                              --------
Total expenses..............................................                  488,316
                                                                          -----------
Investment income--net......................................                2,066,231
                                                                          -----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1b, 1d
  & 3):
Realized gain on investments--net...........................                1,848,844
Change in unrealized appreciation on investments--net.......               40,455,887
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $44,370,962
                                                                          ===========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX             FOR THE
                                                                MONTHS ENDED           YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:                 JUNE 30, 1998       DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  2,066,231          $  2,775,837
Realized gain on investments--net...........................       1,848,844             9,912,879
Change in unrealized appreciation on investments--net.......      40,455,887            19,509,942
                                                                ------------          ------------
Net increase in net assets resulting from operations........      44,370,962            32,198,658
                                                                ------------          ------------
-----------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................      (2,775,834)              (16,872)
Realized gain on investments--net:
  Class A...................................................     (10,487,182)               (4,850)
                                                                ------------          ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (13,263,016)              (21,722)
                                                                ------------          ------------
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................     103,610,211           172,305,644
                                                                ------------          ------------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     134,718,157           204,482,580
Beginning of period.........................................     215,234,420            10,751,840
                                                                ------------          ------------
End of period*..............................................    $349,952,577          $215,234,420
                                                                ============          ============
-----------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  2,066,225          $  2,775,828
                                                                ============          ============
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC--INDEX 500 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
       THE FOLLOWING PER SHARE DATA AND RATIOS HAVE          -------------------------------------------------------
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE          FOR THE SIX       FOR THE YEAR        FOR THE PERIOD
                   FINANCIAL STATEMENTS                      MONTHS ENDED           ENDED          DEC. 13, 1996+ TO
          INCREASE (DECREASE) IN NET ASSET VALUE:            JUNE 30, 1998    DECEMBER 31, 1997      DEC. 31, 1996
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................    $  13.48           $  10.17              $ 10.00
                                                               --------           --------              -------
Investment income--net.....................................         .09                .17                  .02
Realized and unrealized gain on investments--net...........        2.13               3.16                  .15
                                                               --------           --------              -------
Total from investment operations...........................        2.22               3.33                  .17
                                                               --------           --------              -------
Less dividends and distributions:
  Investment income--net...................................        (.17)              (.02)                  --
  Realized gain on investments--net........................        (.66)                --++                 --
                                                               --------           --------              -------
Total dividends and distributions..........................        (.83)              (.02)                  --
                                                               --------           --------              -------
Net asset value, end of period.............................    $  14.87           $  13.48              $ 10.17
                                                               ========           ========              =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................      17.52%++++         32.81%                1.68%++++
                                                               ========           ========              =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.............................        .34%*              .34%                 .00%*
                                                               ========           ========              =======
Expenses...................................................        .34%*              .40%                 .60%*
                                                               ========           ========              =======
Investment income--net.....................................       1.46%*             2.01%                3.08%*
                                                               ========           ========              =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................    $349,953           $215,234              $10,752
                                                               ========           ========              =======
Portfolio turnover.........................................       1.20%             36.85%                 .04%
                                                               ========           ========              =======
--------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

++ Amount is less than $.01 per share.

++++ Aggregate total investment return.

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc.("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Index 500 Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially

--------------------------------------------------------------------------------

all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.30% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $93,293,215 and $3,205,358, respectively.

  Net realized gains for the six months ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:

------------------------------------------------------------------
                                           Realized    Unrealized
                                            Gains         Gains
------------------------------------------------------------------
Long-term investments...................  $  172,035   $59,962,588
Financial futures contracts.............   1,676,809       156,375
                                          ----------   -----------
Total...................................  $1,848,844   $60,118,963
                                          ==========   ===========
------------------------------------------------------------------

  At June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $59,962,588, of which $66,238,256 related to appreciated securities and $6,275,668 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $290,558,648.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $103,610,211 and $172,305,644 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
  Class A Shares for the Six Months                     Dollar
         Ended June 30, 1998             Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   7,644,385    $105,425,374
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,043,298      13,263,016
                                       ----------    ------------
Total issued.........................   8,687,683     118,688,390
Shares redeemed......................  (1,119,379)    (15,078,179)
                                       ----------    ------------
Net increase.........................   7,568,304    $103,610,211
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1997              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  19,361,582    $225,105,550
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................       2,149          21,722
                                       ----------    ------------
Total issued.........................  19,363,731     225,127,272
Shares redeemed......................  (4,451,853)    (52,821,628)
                                       ----------    ------------
Net increase.........................  14,911,878    $172,305,644
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  It has been a volatile six months in the international equity markets, given the extreme contrast between strong returns in North America and Europe and weak performance in Asia/Pacific Basin and Latin America. By reducing global inflationary pressures, economic weakness in Asia has boosted equity returns in North America and Europe, although there were signs that the sustainability of corporate earnings growth was becoming a bigger focus, particularly in North America, as the six-month period drew to a close.

  The crisis in Asia that started just over a year ago, initially affecting the currencies of Thailand, Malaysia and the Philippines, continued in the first half of 1998. During the first three months of the period, confidence in banking sector stability and the pace of structural reform in Asia seemed to recover somewhat. However, the positive effect on Asian equity markets was soon outweighed by the poor prospects for corporate earnings across the region against the backdrop of weaker-than-expected growth in exports and other components of demand, stubbornly high interest rates, renewed concern about the Japanese economy and yen weakness.

  The turmoil in Asia generally undermined confidence in the emerging markets universe. Latin American growth prospects were revised downward in light of pressure to tighten fiscal and monetary policies. The weakening of commodity prices in anticipation of a slowdown in global industrial output growth affected many markets, notably Mexico, Chile, Russia and South Africa.

  In Japan, the equity market and the yen tended to move in tandem. Both strengthened in January on hopes that the Japanese authorities would produce a significant package of measures to boost domestic demand, ease the widening credit crunch and regenerate activity in the property market. However, failure to deliver convincing policies saw sentiment toward the Japanese market and currency deteriorate steadily for most of the rest of the six-month period. Japan returned -2.6% in US dollar terms, as measured by the unmanaged Financial Times/Standard & Poor's (FT/S&P)--Actuaries World (ex-US) Index, for the six-month period ended June 30, 1998.

  European developed markets were strong, with Norway the one real exception, as many of the leading economies prepared for economic and monetary union and the launch of the new currency, the euro, in 1999. As part of this process, the average level of interest rates fell, fueling flows out of money market and bond funds into equities and also contributing to a broadening economic recovery in the region. Europe was the only region globally to see steady upgrades in earnings forecasts from company analysts. Mergers and acquisitions also became a bigger focus as companies, as well as governments, prepared for European Monetary Union (EMU). Europe, including the United Kingdom, produced the strongest equity market returns for the six-month period, increasing 26.1% in US dollar terms, as measured by the FT/S&P--Actuaries World (ex-US) Index.

  International equity market indexes rose during the six months ended June 30, 1998. The unmanaged FT/S&P--Actuaries World (ex-US) Index's total return was +13.55% in US dollar terms for the same period. During the six months ended June 30, 1998, the unmanaged International Finance Corporation (IFC) Investables Composite Index returned -16%. The Fund's strategic benchmark index, which combines FT/S&P indexes (for developed markets) and IFC indexes (for emerging markets) using customized weights, rose by 4.32%. The Fund's Class A Shares returned +10.63% for the same six-month period.

  During the six-month period, the Fund's underweighting in the emerging markets relative to the Fund's benchmark, particularly in the Asia-Pacific region, was beneficial to performance. Also, our overweighting in Australia contributed positively during the period. Negative factors included our underweighting in Continental European equities in the first quarter; however, we adjusted our exposure there during the second quarter. Our relatively high cash holding also contributed adversely to the Fund's overall performance. Blue-chip companies dominated returns in most markets. The Fund was invested largely in mid-capitalization stocks over this period and consequently suffered relative to the benchmark.

  The effective cash position in the Fund was held above 10% of net assets for most of the period. Japanese equities represented the Fund's major regional exposure at the beginning of the year, opening the period at around 23% of net assets. As the economic and financial prospects for Japan worsened, we reduced our position in Japanese stocks to 15.2% of the Fund's net assets. We also reduced our exposure to the markets in the Pacific Basin, excluding Japan, that are classified as developed, from

--------------------------------------------------------------------------------

more than 10% of net assets at December 31, 1997 to approximately 3% at June 30, 1998.

  Across Continental European markets (excluding the United Kingdom), the Fund began the year significantly underweighted, with about 20% of its net assets invested. During the six-month period, this weight was progressively increased to 43% of the Fund's net assets by June 30, 1998. The United Kingdom accounted for another 17% of net assets, down slightly over the period. We also reduced the Fund's exposure to emerging markets during the period, although investments in emerging Europe were raised slightly. In a number of countries (for example, Austria, Greece, South Africa, Sweden and Switzerland), we have, from time to time, achieved our targeted market exposure through the use of index tracking instruments, known as OPALS. These instruments are exchange quoted (in Luxembourg) and provide the owner with the equivalent investment exposure to that of the specific MSCI country index. These instruments provide efficient and cost-effective means of gaining market exposure for asset allocation purposes. As a consequence, holdings in these instruments tend to be among the Fund's largest investment holdings.

IN CONCLUSION

  International equity markets have offered a very wide range of investment opportunities during the past six months, with developed markets outside of Asia providing sound positive returns. In contrast, Asian and Latin American markets generated negative returns.

  We remain cautious on emerging markets for the near term because of low liquidity, downward revisions to earnings growth estimates and increased supply, as Asia recapitalizes and Latin America and Eastern Europe accelerate their privatization programs. We will need to see clear evidence in Asia of political will to implement reform plans and signs of economic stability before we reinvest in any significant manner. In our view, it is likely that the Latin American markets will provide opportunities before any of the Asian markets. However, the current weakness in commodity prices and economic difficulties in Russia may have some intermediate-term adverse effects on the Brazilian and South African stock markets.

  We expect developed European markets to perform solidly during the second half of the year, however, probably less spectacularly than in the first half, as interest rates stay low in historical terms and economic growth continues to trend upward. A sustained rally in Japan probably awaits evidence of accelerated structural reforms in both the public and corporate sectors.

  We appreciate your investment in International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Clive D. Lang
Clive Lang
Portfolio Manager

August 5, 1998

---------------------------------------------------------

We are pleased to announce that effective April 20, 1998, Clive Lang became responsible for the day-to-day management of International Equity Focus Fund. Mr. Lang joined Merrill Lynch Asset Management U.K., Ltd. (an affiliate of the Investment Adviser) as Senior Quantitative Analyst in 1997. Prior to that, he was employed at Panagora Asset Management Limited as chief investment officer from 1995 to 1997 and as senior investment officer from 1990 to 1995.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   -7.81%          +10.63%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                        -7.81%
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/98                                        +5.66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                                       SHARES                                                       VALUE       PERCENT OF
     AFRICA           INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     BANKING                  10,259    Nedcor Ltd. (Ordinary)(e)...  $    151,495   $    223,325       0.1%
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGES                10,000    South African Breweries,
                                                      Ltd. .....................       247,863        207,483       0.1
                 ------------------------------------------------------------------------------------------------------
                 INDEX INSTRUMENTS        32,300    MSCI South Africa OPALS
                                                      (Class B)(g)..............     1,324,869      1,018,742       0.4
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                15,000    Liberty Life Association of
                                                      Africa....................       407,119        294,898       0.1
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN AFRICA      2,131,346      1,744,448       0.7
--------------------------------------------------------------------------------------------------------------------------
     LATIN
    AMERICA
--------------------------------------------------------------------------------------------------------------------------
BRAZIL           OIL & GAS                25,000    Petroleo Brasileiro
                 PRODUCERS                            S.A.--Petrobras
                                                      (ADR)(a)..................       525,000        460,938       0.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       12,000    Telecomunicacoes Brasileiras
                                                      S.A.--Telebras
                                                      (ADR)(a)..................     1,440,788      1,310,250       0.6
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC      38,548    Companhia Energetica de
                                                      Minas Gerais S.A.
                                                      (CEMIG)(ADR)(a)...........       963,150      1,209,444       0.5
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN BRAZIL      2,928,938      2,980,632       1.3
--------------------------------------------------------------------------------------------------------------------------
MEXICO           BEVERAGE                 20,000    Panamerican Beverages, Inc.
                                                      (Class A).................       699,043        628,750       0.3
                 ------------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS       239,100    Cementos Mexicanos, S.A. de
                                                      C.V. (Cemex) (Class
                                                      B)(d).....................     1,062,171      1,053,914       0.4
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES       50,000    Grupo Financiero Bancomer,
                                                      S.A. de C.V. (GFB)
                                                      (ADR)(a)..................       509,375        368,345       0.1
                 ------------------------------------------------------------------------------------------------------
                 HEALTH & PERSONAL        36,200    Kimberly-Clark de Mexico,
                 CARE                                 S.A. de C.V. (ADR)(a).....       758,395        624,450       0.3
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN MEXICO      3,028,984      2,675,459       1.1
--------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN LATIN
                                                    AMERICA                          5,957,922      5,656,091       2.4
--------------------------------------------------------------------------------------------------------------------------
     NORTH
    AMERICA
--------------------------------------------------------------------------------------------------------------------------
CANADA           BANKING                  22,600    Bank of Nova Scotia (The)...       524,859        559,733       0.2
                 ------------------------------------------------------------------------------------------------------
                 BANKING--INTERNATIONAL   12,200    Bank of Montreal............       529,725        672,382       0.3
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       48,000    BC Telecom, Inc. ...........     1,275,260      1,796,285       0.8
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORTATION           82,300    Canadian Pacific Ltd. ......     2,529,363      2,318,310       1.0
                                           4,200    Canadian Pacific Ltd.
                                                      (NY Registered Shares)....       127,837        119,175       0.0
                                                                                  ------------   ------------     -----
                                                                                     2,657,200      2,437,485       1.0
--------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    NORTH AMERICA                    4,987,044      5,465,885       2.3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    PACIFIC                            SHARES                                                       VALUE       PERCENT OF
     BASIN            INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        AIRLINES                111,800    Qantas Airways Limited......  $    191,490   $    168,302       0.1%
                 ------------------------------------------------------------------------------------------------------
                 BANKING                  50,500    Commonwealth Bank of
                                                      Australia.................       611,017        589,405       0.2
                                          82,300    National Australia
                                                      Bank Ltd. ................     1,175,525      1,085,977       0.5
                                          99,000    Westpac Banking Corporation
                                                      Ltd. .....................       646,724        604,105       0.3
                                                                                  ------------   ------------     -----
                                                                                     2,433,266      2,279,487       1.0
                 ------------------------------------------------------------------------------------------------------
                 BROADCAST--MEDIA         50,100    Seven Network Ltd. .........       196,141        150,840       0.1
                 ------------------------------------------------------------------------------------------------------
                 BUILDING &               17,900    Leighton Holdings Limited...        73,629         62,709       0.0
                 CONSTRUCTION
                 ------------------------------------------------------------------------------------------------------
                 CEMENT                   93,800    Pioneer International
                 MANUFACTURERS                        Limited...................       261,035        223,720       0.1
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED              68,100    Orica Limited...............       475,650        402,895       0.2
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                51,500    GIO Australia Holdings
                                                      Limited...................       155,577        132,211       0.1
                                          55,900    QBE Insurance Group
                                                      Limited...................       238,730        197,391       0.1
                                                                                  ------------   ------------     -----
                                                                                       394,307        329,602       0.2
                 ------------------------------------------------------------------------------------------------------
                 METALS & MINING          60,600    Comalco Ltd.................       260,897        212,111       0.1
                                          78,700    Newcrest Mining Ltd.(d) ....       121,134         96,534       0.0
                                          81,900    Rio Tinto Ltd. .............     1,082,673        974,151       0.4
                                                                                  ------------   ------------     -----
                                                                                     1,464,704      1,282,796       0.5
                 ------------------------------------------------------------------------------------------------------
                 METALS--DIVERSIFIED      88,900    M.I.M. Holdings Limited ....        53,499         42,957       0.0
                                         134,100    North Limited...............       368,030        275,809       0.1
                                                                                  ------------   ------------     -----
                                                                                       421,529        318,766       0.1
                 ------------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY           33,600    Pacific Dunlop Ltd. ........        64,884         54,328       0.0
                 ------------------------------------------------------------------------------------------------------
                 OIL & GAS               112,900    Santos Limited..............       436,775        349,708       0.1
                 PRODUCERS
                 ------------------------------------------------------------------------------------------------------
                 PROPERTY                    558    Lend Lease Corp. ...........        12,950         11,286       0.0
                 ------------------------------------------------------------------------------------------------------
                 REAL ESTATE              48,200    Schroders Property Fund.....        80,044         72,858       0.0
                 INVESTMENT TRUSTS
                                          58,300    Stockland Trust Group.......       153,520        133,271       0.1
                                          17,500    Westfield Holdings Ltd. ....        70,250         85,440       0.0
                                                                                  ------------   ------------     -----
                                                                                       303,814        291,569       0.1
                 ------------------------------------------------------------------------------------------------------
                 RETAIL                   82,200    Woolworth Limited...........       303,492        267,345       0.1
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS      184,000    Telstra Corporation
                                                      Ltd.(d) ..................       458,313        471,910       0.2
                 ------------------------------------------------------------------------------------------------------
                 TOBACCO                  23,400    Rothmans Holdings Ltd. .....       158,495        143,948       0.1
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORTATION           13,500    Brambles Industries Ltd. ...       284,334        265,031       0.1
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    AUSTRALIA                        7,934,808      7,074,242       3.0
--------------------------------------------------------------------------------------------------------------------------
HONG KONG        BANKING                  33,200    HSBC Holdings Ltd. .........       513,685        811,993       0.4
                 ------------------------------------------------------------------------------------------------------
                 CONGLOMERATES               140    Hutchison Whampoa Ltd. .....           892            739       0.0
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS           70,900    Hong Kong and China Gas Co.
                                                      Ltd. .....................       109,755         80,526       0.0
                                          35,450    Hong Kong and China Gas Co.
                                                      Ltd. (Warrants)(c)........             0          2,425       0.0
                                                                                  ------------   ------------     -----
                                                                                       109,755         82,951       0.0
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN HONG
                                                    KONG                               624,332        895,683       0.4
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                             SHARES                                                       VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
JAPAN            AUTOMOBILES              41,000    Toyota Motor Corp. .........  $  1,102,054   $  1,062,207       0.4%
                 ------------------------------------------------------------------------------------------------------
                 BANKING                  86,000    Mitsubishi Trust and Banking
                                                      Corp. ....................     1,029,147        731,717       0.3
                                         179,000    Sakura Bank Ltd. ...........     1,279,904        465,036       0.2
                                                                                  ------------   ------------     -----
                                                                                     2,309,051      1,196,753       0.5
                 ------------------------------------------------------------------------------------------------------
                 BROADCAST--MEDIA         16,000    Nippon Broadcasting System
                                                      Inc. .....................       896,875        675,471       0.3
                 ------------------------------------------------------------------------------------------------------
                 BUILDING &              120,000    Nishimatsu Construction Co.
                 CONSTRUCTION                         Ltd. .....................       605,194        588,872       0.2
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS               143,000    Kaneka Corp. ...............       790,451        753,338       0.3
                                          56,000    Shin-Etsu Chemical Co., Ltd.
                                                      (Ordinary)................     1,240,613        969,907       0.4
                                                                                  ------------   ------------     -----
                                                                                     2,031,064      1,723,245       0.7
                 ------------------------------------------------------------------------------------------------------
                 CIRCUIT BOARD            51,000    Ibiden Co., Ltd. ...........       708,371        704,806       0.3
                 ------------------------------------------------------------------------------------------------------
                 COMPUTER SOFTWARE           400    NTT Data Corporation........     1,870,397      1,446,200       0.6
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL               89,000    Anritsu Corp. ..............     1,208,765        802,843       0.3
                 EQUIPMENT
                                         171,000    Fujikura Ltd. ..............     1,238,936        762,633       0.3
                                          28,000    Murata Manufacturing Co.,
                                                      Ltd. .....................       894,806        909,288       0.4
                                          64,000    NEC Corporation. ...........       733,640        597,186       0.3
                                          11,000    Rohm Co., Ltd. .............     1,095,147      1,131,197       0.5
                                                                                  ------------   ------------     -----
                                                                                     5,171,294      4,203,147       1.8
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS              96,000    Fujitsu Limited. ...........     1,037,908      1,011,474       0.4
                                         134,000    Hitachi Ltd. ...............     1,201,101        875,153       0.4
                                          46,000    Pioneer Electronic Corp. ...     1,028,858        879,700       0.4
                                          15,400    Sony Corp. .................     1,375,024      1,328,065       0.5
                                                                                  ------------   ------------     -----
                                                                                     4,642,891      4,094,392       1.7
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES      135,000    Daiwa Securities Co.,
                                                      Ltd. .....................       637,815        581,619       0.3
                                          40,000    Jafco Co., Ltd. ............     2,419,402      1,053,619       0.4
                                                                                  ------------   ------------     -----
                                                                                     3,057,217      1,635,238       0.7
                 ------------------------------------------------------------------------------------------------------
                 MACHINERY               239,000    NSK Ltd. ...................     1,275,460        974,489       0.4
                 ------------------------------------------------------------------------------------------------------
                 MANUFACTURING           130,000    Dai Nippon Screen
                                                      Manufacturing Co.,
                                                      Ltd. .....................       871,798        532,871       0.2
                 ------------------------------------------------------------------------------------------------------
                 OFFICE EQUIPMENT         94,000    Ricoh Co., Ltd. ............     1,016,548        991,080       0.4
                 ------------------------------------------------------------------------------------------------------
                 PACKAGING &               1,000    Toyo Seikan Kaisha, Ltd. ...        30,312         12,268       0.0
                 CONTAINERS
                 ------------------------------------------------------------------------------------------------------
                 PAPER & FOREST          129,000    Oji Paper Co., Ltd. ........       787,352        562,286       0.2
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          94,000    Fujisawa Pharmaceutical Co.,
                                                      Ltd. .....................       982,679        880,508       0.4
                                          38,000    Sankyo Co., Ltd. ...........       966,524        866,566       0.4
                                          46,000    Taisho Pharmaceutical Co.,
                                                      Ltd. .....................     1,130,119        859,782       0.4
                                                                                  ------------   ------------     -----
                                                                                     3,079,322      2,606,856       1.2
                 ------------------------------------------------------------------------------------------------------
                 REAL ESTATE             128,000    Mitsui Fudosan Co., Ltd. ...     1,387,762      1,012,398       0.4
                 ------------------------------------------------------------------------------------------------------
                 RETAIL                   20,000    Ito-Yokado Co., Ltd. .......       943,914        942,484       0.4
                                          91,000    Takashimaya Co. ............       903,504        686,916       0.3
                                          33,000    Uny Co., Ltd. ..............       555,704        535,830       0.2
                                                                                  ------------   ------------     -----
                                                                                     2,403,122      2,165,230       0.9
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                             SHARES                                                       VALUE       PERCENT OF
  (CONCLUDED)         INDUSTY           HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
JAPAN            STEEL                   354,000    Nippon Steel Co. ...........  $    892,676   $    623,338       0.3%
(CONCLUDED)
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS          126    Nippon Telegraph & Telephone
                                                      Corporation(d)............     1,192,086      1,045,680       0.4
                                          70,000    Uniden Corporation..........       734,493        765,317       0.4
                                                                                  ------------   ------------     -----
                                                                                     1,926,579      1,810,997       0.8
                 ------------------------------------------------------------------------------------------------------
                 TELEVISION                2,400    Nippon Television Network
                                                      Corp. ....................       723,841        696,255       0.3
                 ------------------------------------------------------------------------------------------------------
                 TIRE & RUBBER            48,000    Bridgestone Corporation.....     1,154,259      1,136,177       0.5
                 ------------------------------------------------------------------------------------------------------
                 TOBACCO                     157    Japan Tobacco, Inc. ........     1,137,934      1,063,888       0.5
                 ------------------------------------------------------------------------------------------------------
                 TRADING                 155,000    Mitsui & Co. ...............       986,871        838,926       0.4
                                         404,000    Nissho Iwai Corp. ..........     1,148,837        696,803       0.3
                                                                                  ------------   ------------     -----
                                                                                     2,135,708      1,535,729       0.7
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORT SERVICES          185    East Japan Railway
                                                      Company...................       866,471        870,463       0.4
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORTATION          130,000    Nippon Express Co., Ltd. ...       886,503        697,987       0.3
                                          30,000    Tobu Railway Co., Ltd. .....       108,407         79,454       0.0
                                         394,000    Tokyu Corp. ................     2,423,640      1,197,041       0.5
                                                                                  ------------   ------------     -----
                                                                                     3,418,550      1,974,482       0.8
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN JAPAN      45,502,102     35,899,138      15.2
--------------------------------------------------------------------------------------------------------------------------
MALAYSIA         FINANCE                     285    Rashid Hussain BHD
                                                      (Warrants)(c).............           376             42       0.0
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    MALAYSIA                               376             42       0.0
--------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND      ELECTRONICS              25,150    PDL Holdings Ltd. ..........        95,983         63,233       0.0
                 ------------------------------------------------------------------------------------------------------
                 FINANCE                 524,350    Wrightson Ltd. .............       344,382        100,575       0.0
                 ------------------------------------------------------------------------------------------------------
                 TEXTILES                206,550    Lane Walker Rudkin
                                                      Industries, Ltd. .........       204,646        102,793       0.1
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN NEW
                                                    ZEALAND                            645,011        266,601       0.1
--------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      ELECTRONICS               3,300    Samsung Electronics Company
                                                      (GDR)(b)(e)...............       198,000         52,388       0.0
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       42,356    SK Telecom Co. Ltd.
                                                      (ADR)(a)..................       539,571        235,605       0.1
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC      17,580    Korea Electric Power
                                                      Corp. ....................       752,967        187,991       0.1
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN SOUTH
                                                    KOREA                            1,490,538        475,984       0.2
--------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    PACIFIC BASIN                   56,197,167     44,611,690      18.9
--------------------------------------------------------------------------------------------------------------------------
   SOUTHEAST
      ASIA
--------------------------------------------------------------------------------------------------------------------------
INDIA            BANKING                  38,500    State Bank of India
                                                      (GDR)(b)..................       941,916        456,225       0.2
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS                33,700    Reliance Industries Ltd.
                                                      (GDR)(b)(d)...............       363,697        219,893       0.1
                 ------------------------------------------------------------------------------------------------------
                 TOBACCO                  10,400    ITC Ltd. (GDR)(b)...........       184,146        184,080       0.1
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC      11,600    Bombay Suburban Electric
                                                      Supply Co. Ltd.
                                                      (GDR)(b)..................       237,297        117,160       0.0
--------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SOUTHEAST ASIA                   1,727,056        977,358       0.4
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    WESTERN                            SHARES                                                       VALUE       PERCENT OF
     EUROPE           INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
AUSTRIA          INDEX INSTRUMENTS        86,200    MSCI Austria OPALS (Class
                                                      B)(g).....................  $  4,821,796   $  4,999,600       2.1%
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN AUSTRIA     4,821,796      4,999,600       2.1
--------------------------------------------------------------------------------------------------------------------------
DENMARK          INDEX INSTRUMENTS        30,000    MSCI Denmark OPALS (Class
                                                      B)(g).....................     4,247,900      4,710,900       2.0
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN DENMARK     4,247,900      4,710,900       2.0
--------------------------------------------------------------------------------------------------------------------------
FINLAND          DIVERSIFIED              18,632    Outokumpu OY................       306,348        237,944       0.1
                 ------------------------------------------------------------------------------------------------------
                 PAPER & FOREST           35,834    Enso OY (R Shares)..........       289,964        387,674       0.2
                 PRODUCTS
                                          49,037    Metsa Serla OY (Class B)....       334,649        474,150       0.2
                                          12,801    UPM-Kymmene OY..............       265,423        352,645       0.1
                                                                                  ------------   ------------     -----
                                                                                       890,036      1,214,469       0.5
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN FINLAND     1,196,384      1,452,413       0.6
--------------------------------------------------------------------------------------------------------------------------
FRANCE           AGRICULTURE               3,000    Eridania Beghin-Say S.A. ...       444,024        662,695       0.3
                 OPERATIONS
                 ------------------------------------------------------------------------------------------------------
                 AUTOMOBILES               3,817    Peugeot S.A. ...............       660,515        821,064       0.4
                                          17,000    Renault S.A.(d) ............       515,232        967,370       0.4
                                                                                  ------------   ------------     -----
                                                                                     1,175,747      1,788,434       0.8
                 ------------------------------------------------------------------------------------------------------
                 AUTOMOBILES &             8,000    Valeo S.A. .................       544,012        818,069       0.3
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 BANKING                  13,118    Banque Nationale de Paris
                                                      S.A. .....................       594,577      1,072,275       0.5
                                          15,498    Compagnie Financiere de
                                                      Paribas (Ordinary)........     1,507,338      1,659,172       0.7
                                           4,588    Societe Generale de
                                                      Surveillance S.A. (Class
                                                      A) (Ordinary).............       623,041        954,268       0.4
                                                                                  ------------   ------------     -----
                                                                                     2,724,956      3,685,715       1.6
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGE                  9,000    Pernod Ricard S.A. .........       440,583        623,976       0.3
                 ------------------------------------------------------------------------------------------------------
                 BROADCAST &               5,000    Canal Plus..................       911,559        934,889       0.4
                 PUBLISHING
                 ------------------------------------------------------------------------------------------------------
                 BUILDING &                6,000    Compagnie de Saint Gobain
                 CONSTRUCTION                         S.A. .....................     1,065,774      1,112,931       0.5
                 ------------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS         4,000    Lafarge S.A. ...............       386,671        413,668       0.2
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS                 9,000    L'Air Liquide S.A. .........     1,457,070      1,489,203       0.6
                 ------------------------------------------------------------------------------------------------------
                 COSMETICS--               3,000    L'Oreal S.A. ...............     1,308,543      1,669,397       0.7
                 TOILETRIES
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS               1,000    Sagem S.A. .................       662,175        778,357       0.3
                 ------------------------------------------------------------------------------------------------------
                 ENGINEERING &             7,837    Bouygues S.A. ..............     1,007,298      1,423,848       0.6
                 CONSTRUCTION
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES        2,639    EuraFrance S.A. ............     1,314,046      1,659,336       0.7
                 ------------------------------------------------------------------------------------------------------
                 FOODS                     1,000    Fromageries Bel S.A. .......       762,950        876,975       0.4
                                           7,000    Groupe Danone S.A. .........     1,559,828      1,930,835       0.8
                                           2,000    Promodes S.A. ..............       966,677      1,108,629       0.5
                                                                                  ------------   ------------     -----
                                                                                     3,289,455      3,916,439       1.7
                 ------------------------------------------------------------------------------------------------------
                 INDUSTRIAL               11,000    Compagnie Generale des
                                                      Etablissements Michelin
                                                      (C.G.D.E.)(Class B).......       695,838        635,228       0.3
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                25,821    AXA-UAP.....................     2,831,517      2,905,316       1.2
                                          13,600    Assurances Generales de
                                                      France S.A. (AGF).........       561,122        769,845       0.3
                                                                                  ------------   ------------     -----
                                                                                     3,392,639      3,675,161       1.5
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                            SHARES                                                       VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
FRANCE           METAL PROCESSING          1,000    Compagnie Generale
(CONCLUDED)                                           d'Industrie et
                                                      Participations (CGIP).....  $    520,649   $    528,667       0.2%
                 ------------------------------------------------------------------------------------------------------
                 METALS                   14,000    Pechiney S.A. (Class A).....       709,996        564,077       0.2
                 ------------------------------------------------------------------------------------------------------
                 OIL & RELATED            16,819    Elf Aquitaine S.A. .........     2,107,387      2,365,541       1.0
                                          14,000    Total S.A. (Class B)........     1,564,339      1,820,799       0.8
                                                                                  ------------   ------------     -----
                                                                                     3,671,726      4,186,340       1.8
                 ------------------------------------------------------------------------------------------------------
                 RETAIL                    1,000    Pinault-Printemps-Redoute
                                                      S.A. .....................       752,990        837,263       0.3
                 ------------------------------------------------------------------------------------------------------
                 STEEL                    33,309    Usinor Sacilor S.A. ........       666,751        514,778       0.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATION         6,741    Alcatel Alsthom Cie Generale
                 EQUIPMENT                            d'Electricite
                                                      S.A. .....................     1,099,836      1,373,074       0.6
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       31,000    France Telecom S.A. ........     1,692,346      2,138,992       0.9
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORTATION          421,000    Eurotunnel S.A.(d) .........       403,401        463,250       0.2
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN FRANCE     30,338,085     35,893,787      15.2
--------------------------------------------------------------------------------------------------------------------------
GERMANY          APPAREL                     300    Hugo Boss AG
                                                      (Preferred)...............       412,246        661,423       0.3
                 ------------------------------------------------------------------------------------------------------
                 AUTOMOBILES                 100    Bayerische Motoren Werke AG
                                                      (BMW).....................        69,409        101,097       0.0
                                              20    Bayerische Motoren Werke AG
                                                      (BMW) (New Shares)(d).....        13,882         19,942       0.0
                                          26,356    Daimler-Benz AG.............     1,870,302      2,591,508       1.1
                                           4,738    Volkswagen AG...............     2,758,990      4,574,747       1.9
                                                                                  ------------   ------------     -----
                                                                                     4,712,583      7,287,294       3.0
                 ------------------------------------------------------------------------------------------------------
                 BANKING                  14,000    BHF-Bank AG.................       435,750        532,794       0.2
                                           1,900    Bayerische
                                                      Vereinsbank AG............       119,162        161,035       0.1
                                           2,600    Commerzbank AG..............        93,517         98,947       0.0
                                          19,571    Deutsche Bank AG............     1,619,895      1,654,406       0.7
                                          25,326    Dresdner Bank AG............     1,266,820      1,367,873       0.6
                                                                                  ------------   ------------     -----
                                                                                     3,535,144      3,815,055       1.6
                 ------------------------------------------------------------------------------------------------------
                 BATTERIES                 1,100    Varta AG....................       171,525        212,206       0.1
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS                18,375    BASF AG.....................       686,932        872,843       0.3
                                          26,308    Bayer AG....................     1,017,791      1,361,161       0.6
                                          12,300    Henkel KGaA (Preferred).....       694,916      1,216,236       0.5
                                          41,073    Hoechst AG..................     1,516,178      2,064,799       0.9
                                                                                  ------------   ------------     -----
                                                                                     3,915,817      5,515,039       2.3
                 ------------------------------------------------------------------------------------------------------
                 COMPUTER SOFTWARE         2,400    SAP AG (Systeme Anwendungen,
                                                      Produkte in der
                                                      Datenverarbeitung)
                                                      (Preferred)...............       741,415      1,628,628       0.7
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED              20,600    Metallgesellschaft AG.......       429,647        423,936       0.2
                                          16,913    RWE AG......................       828,469      1,000,614       0.4
                                           3,529    Thyssen AG..................       831,029        897,303       0.4
                                          16,062    VEBA AG.....................       941,251      1,079,727       0.4
                                             100    Viag AG.....................        49,364         68,801       0.0
                                                                                  ------------   ------------     -----
                                                                                     3,079,760      3,470,381       1.4
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS              14,288    Siemens AG..................       979,757        871,828       0.4
                 ------------------------------------------------------------------------------------------------------
                 ENGINEERING &               537    Philipp Holzmann AG(d)......       161,233        127,914       0.1
                 CONSTRUCTION
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                            SHARES                                                       VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
GERMANY          FOOTWEAR                  3,700    Adidas AG...................  $    507,777   $    644,610       0.3%
(CONCLUDED)                                2,300    Salamander AG...............       367,973        378,407       0.1
                                                                                  ------------   ------------     -----
                                                                                       875,750      1,023,017       0.4
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                 4,000    AMB Aachener und Muenchener
                                                      Beteiligungs AG...........       415,158        467,538       0.2
                                           5,400    Allianz AG..................     1,284,295      1,799,302       0.8
                                                                                  ------------   ------------     -----
                                                                                     1,699,453      2,266,840       1.0
                 ------------------------------------------------------------------------------------------------------
                 MACHINERY &              17,300    AGIV-AG fuer Industrie und
                 EQUIPMENT                            Verkehrswesen(d)..........       363,337        479,171       0.2
                                          23,900    FAG Kugelfischer Georg
                                                      Schaefer AG...............       378,201        358,129       0.1
                                             866    Jungheinrich AG
                                                      (Preferred)...............       175,638        160,708       0.1
                                           2,271    Kloeckner-Werke AG(d).......       139,358        163,418       0.1
                                           4,000    Mannesmann AG...............       187,909        411,035       0.2
                                                                                  ------------   ------------     -----
                                                                                     1,244,443      1,572,461       0.7
                 ------------------------------------------------------------------------------------------------------
                 METALS                   10,000    Degussa AG..................       465,421        639,818       0.3
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS           5,400    Schering AG.................       556,061        635,664       0.3
                 ------------------------------------------------------------------------------------------------------
                 RETAIL                      571    Karstadt AG.................       196,660        277,561       0.1
                 ------------------------------------------------------------------------------------------------------
                 RETAIL SPECIALTY          4,576    Moebel Walther AG...........       254,899        187,583       0.1
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        2,900    Deutsche Telekom AG.........        57,335         79,360       0.0
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN GERMANY    23,059,502     30,272,072      12.8
--------------------------------------------------------------------------------------------------------------------------
GREECE           INDEX INSTRUMENTS        15,000    MSCI Greece OPALS (Class
                                                      B)(g).....................     1,202,941      1,038,750       0.4
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN GREECE      1,202,941      1,038,750       0.4
--------------------------------------------------------------------------------------------------------------------------
HUNGARY          BANKING                   5,000    OTP Bank (GDR)(b)...........       241,200        245,500       0.1
                 ------------------------------------------------------------------------------------------------------
                 FOODS                     6,000    Pick Szeged Szalamigyar es
                                                      Husuzem Reszvenytarsasag
                                                      (GDR)(b)..................        62,712         70,350       0.0
                 ------------------------------------------------------------------------------------------------------
                 OIL & GAS                 9,500    Mol Magyar Olaj-Es Gazipari
                 PRODUCERS                            Reszvenytarsasag
                                                      (GDR)(b)..................       254,918        256,500       0.1
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS           2,500    Richter Gedeon Vegyeszeti
                                                      Gyar Reszvenytarsasag
                                                      (GDR)(b)(d)...............       236,929        200,000       0.1
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       13,000    Magyar Tavkozlesi
                                                      Reszvenytarsasag
                                                      (ADR)(a)..................       398,482        382,687       0.2
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN HUNGARY     1,194,241      1,155,037       0.5
--------------------------------------------------------------------------------------------------------------------------
IRELAND          BUILDING &               15,603    CRH PLC.....................       170,576        221,546       0.1
                 CONSTRUCTION
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN IRELAND       170,576        221,546       0.1
--------------------------------------------------------------------------------------------------------------------------
ITALY            CHEMICALS               537,587    MontEdison S.p.A. ..........       400,883        667,068       0.3
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS      369,718    Telecom Italia S.p.A.(d) ...     1,763,571      1,790,334       0.7
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN ITALY       2,164,454      2,457,402       1.0
--------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      CHEMICALS                 2,742    Akzo Nobel N.V. ............       352,766        610,804       0.3
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS               9,227    Philips Electronics N.V. ...       600,285        777,250       0.3
                 ------------------------------------------------------------------------------------------------------
                 ENGINEERING &               191    Volker Wessels
                 CONSTRUCTION                         Stevin N.V. ..............         6,135          5,626       0.0
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                            SHARES                                                       VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      INSURANCE                 7,848    ING Groep N.V. .............  $    307,223   $    514,953       0.2%
(CONCLUDED)
                 ------------------------------------------------------------------------------------------------------
                 PACKAGING &              32,885    Koninklijke
                 CONTAINERS                           KNP BT N.V. ..............       742,395        850,474       0.4
                 ------------------------------------------------------------------------------------------------------
                 STEEL                     2,502    Ispat International
                                                      N.V.(d)...................        67,765         47,698       0.0
                                           2,294    Ispat International N.V. (NY
                                                      Registered Shares)(d).....        50,511         43,013       0.0
                                                                                  ------------   ------------     -----
                                                                                       118,276         90,711       0.0
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        8,031    Royal PTT Nederland N.V. ...       168,107        309,767       0.1
                                           5,063    TNT Post Group N.V.(d) .....        70,920        129,693       0.1
                                                                                  ------------   ------------     -----
                                                                                       239,027        439,460       0.2
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    NETHERLANDS                      2,366,107      3,289,278       1.4
--------------------------------------------------------------------------------------------------------------------------
NORWAY           COMPUTER SOFTWARE         2,773    Merkantildata ASA...........        32,892         35,099       0.0
                 ------------------------------------------------------------------------------------------------------
                 INDEX INSTRUMENTS        36,000    MSCI Norway OPALS (Class
                                                      B)(g).....................     4,335,840      3,952,800       1.7
                 ------------------------------------------------------------------------------------------------------
                 OIL & GAS                18,192    Saga Petroleum A.S. (Class
                 PRODUCERS                            B)........................       268,656        257,563       0.1
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN NORWAY      4,637,388      4,245,462       1.8
--------------------------------------------------------------------------------------------------------------------------
POLAND           AUTOMOBILES &            13,435    T.C. Debica S.A. ...........       209,323        269,895       0.1
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 INDEX INSTRUMENTS        20,000    MSCI Poland OPALS (Class
                                                      B)(g).....................     1,328,251      1,300,200       0.6
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN POLAND      1,537,574      1,570,095       0.7
--------------------------------------------------------------------------------------------------------------------------
PORTUGAL         INDEX INSTRUMENTS        40,000    MSCI Portugal OPALS (Class
                                                      B)(g).....................     2,476,379      3,248,000       1.4
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    PORTUGAL                         2,476,379      3,248,000       1.4
--------------------------------------------------------------------------------------------------------------------------
SPAIN            UTILITIES--ELECTRIC      13,608    Endesa, S.A. ...............       231,324        298,261       0.1
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN SPAIN         231,324        298,261       0.1
--------------------------------------------------------------------------------------------------------------------------
SWEDEN           AUTOMOBILES &             6,349    Volvo AB (Class B)..........       205,791        189,089       0.1
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL               27,298    Electrolux AB...............       313,524        468,973       0.2
                 ------------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS           9,471    Mo Och Domsjo AB (Class
                                                      B)........................       302,406        270,787       0.1
                                          25,006    Stora Kopparbergs Bergslags
                                                      AB........................       312,548        393,536       0.2
                                                                                  ------------   ------------     -----
                                                                                       614,954        664,323       0.3
                 ------------------------------------------------------------------------------------------------------
                 INDEX INSTRUMENTS        20,800    MSCI Sweden OPALS (Class
                                                      B)(g).....................     4,811,714      4,713,488       2.0
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                24,351    Skandia Forsakrings AB......       116,419        348,111       0.1
                 ------------------------------------------------------------------------------------------------------
                 METALS & MINING          29,721    Avesta Sheffield AB.........       326,708        147,217       0.1
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN SWEDEN      6,389,110      6,531,201       2.8
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                            SHARES                                                       VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
SWITZERLAND      BANKING                     436    Banque Cantonale de Geneve
                                                      (BCG).....................  $    145,264   $    137,922       0.0%
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED               1,174    Oerlikon-Buehrle
                                                      Holding AG................       116,369        214,539       0.1
                 ------------------------------------------------------------------------------------------------------
                 INDEX INSTRUMENTS        16,200    MSCI Swiss OPALS
                                                      (Class B)(g)..............     5,846,580      5,918,670       2.5
                 ------------------------------------------------------------------------------------------------------
                 MEDICAL--DRUGS              151    Novartis AG (Registered
                                                      Shares)...................       236,533        251,434       0.1
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SWITZERLAND                      6,344,746      6,522,565       2.7
--------------------------------------------------------------------------------------------------------------------------
TURKEY           BANKING               4,200,000    Turkiye Garanti Bankasi
                                                      A.S.(d) ..................       203,294        193,261       0.1
                 ------------------------------------------------------------------------------------------------------
                 BANKING &             5,800,000    Turkiye Is Bankasi A.S. ....       252,574        234,205       0.1
                 FINANCIAL
                 ------------------------------------------------------------------------------------------------------
                 BANKING--            11,200,000    Yapi ve Kredi Bankasi
                 INTERNATIONAL                        A.S. .....................       275,058        286,079       0.1
                 ------------------------------------------------------------------------------------------------------
                 INVESTMENT            4,100,000    Haci Omer Sabanci Holding
                 MANAGEMENT                           A.S. .....................       259,890        254,113       0.1
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES         1,299,000    Carsi Buyuk
                                                      Magazacilik A.S...........       139,451        129,305       0.0
                 ------------------------------------------------------------------------------------------------------
                 STEEL                 1,400,000    Eregli Demir Ve Celik
                                                      Fabrikalari T.A.S.(d) ....       203,676        218,241       0.1
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN TURKEY      1,333,943      1,315,204       0.5
--------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   AUTOMOBILES &            78,303    LucasVarity PLC.............       249,624        310,944       0.1
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 BANKING                  42,861    HSBC Holdings PLC...........     1,109,946      1,087,722       0.4
                                         129,659    Lloyds TSB Group PLC........     1,645,723      1,813,978       0.8
                                          77,018    National Westminster Bank
                                                      PLC (Ordinary)............     1,426,005      1,376,284       0.6
                                          52,700    Royal Bank of Scotland Group
                                                      PLC.......................       802,827        914,471       0.4
                                                                                  ------------   ------------     -----
                                                                                     4,984,501      5,192,455       2.2
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGE                  8,609    Bass PLC....................       143,243        161,309       0.1
                 ------------------------------------------------------------------------------------------------------
                 BUILDING &               86,900    Hanson PLC..................       453,588        528,136       0.2
                 CONSTRUCTION
                                          16,920    Jarvis PLC..................       203,721        196,206       0.1
                                                                                  ------------   ------------     -----
                                                                                       657,309        724,342       0.3
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS                32,947    Inspec Group PLC............        92,235        143,477       0.1
                                          28,400    Laporte PLC.................       339,328        338,806       0.1
                                                                                  ------------   ------------     -----
                                                                                       431,563        482,283       0.2
                 ------------------------------------------------------------------------------------------------------
                 COMPUTER SERVICES         2,569    Misys PLC...................       102,999        145,951       0.1
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED             320,588    BTR PLC.....................     1,170,758        909,332       0.4
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES       41,100    Cattles PLC.................       343,749        411,452       0.2
                                          84,300    Man (ED&F) Group PLC........       359,525        436,029       0.2
                                                                                  ------------   ------------     -----
                                                                                       703,274        847,481       0.4
                 ------------------------------------------------------------------------------------------------------
                 FOOD & BEVERAGE         103,059    Allied Domecq PLC
                                                      (Ordinary)................       919,423        968,101       0.4
                 ------------------------------------------------------------------------------------------------------
                 FOOD PROCESSING         164,522    Unilever PLC................     1,405,834      1,751,342       0.7
                 ------------------------------------------------------------------------------------------------------
                 FOODS                    73,100    Associated British
                                                      Foods PLC.................       755,743        689,725       0.3
                                          97,014    Safeway PLC.................       556,474        635,331       0.3
                                          61,400    Tate & Lyle PLC.............       518,627        486,874       0.2
                                                                                  ------------   ------------     -----
                                                                                     1,830,844      1,811,930       0.8
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                            SHARES                                                       VALUE       PERCENT OF
  (CONCLUDED)         INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
UNITED           INSURANCE               149,200    Prudential Corporation
                                                      PLC.......................  $  2,215,952   $  1,965,383       0.8%
KINGDOM                                   44,619    Royal & Sun Alliance
(CONCLUDED)                                           Insurance Group PLC.......       479,304        461,198       0.2
                                                                                  ------------   ------------     -----
                                                                                     2,695,256      2,426,581       1.0
                 ------------------------------------------------------------------------------------------------------
                 INVESTMENT TRUSTS       424,000    Fleming Japanese Investment
                                                      Trust PLC (The)(d)........     1,038,318        944,438       0.4
                 ------------------------------------------------------------------------------------------------------
                 LEISURE & RECORD         53,600    EMI Group PLC...............       476,759        468,622       0.2
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                 MANUFACTURING           133,600    FKI PLC.....................       426,782        385,637       0.2
                 ------------------------------------------------------------------------------------------------------
                 MERCHANDISING            23,937    J Sainsbury PLC.............       176,367        213,274       0.1
                 ------------------------------------------------------------------------------------------------------
                 METALS & MINING          13,531    Rio Tinto PLC...............       196,043        152,391       0.1
                 ------------------------------------------------------------------------------------------------------
                 OIL & RELATED            94,200    British Petroleum Co.
                                                      PLC.......................     1,400,973      1,373,689       0.6
                                         150,500    Shell Transport & Trading
                                                      Co. PLC...................     1,154,796      1,059,681       0.4
                                                                                  ------------   ------------     -----
                                                                                     2,555,769      2,433,370       1.0
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS         113,700    Glaxo Wellcome PLC..........     2,949,031      3,412,855       1.5
                                         159,964    SmithKline Beecham
                                                      PLC.......................     1,794,831      1,952,373       0.8
                                                                                  ------------   ------------     -----
                                                                                     4,743,862      5,365,228       2.3
                 ------------------------------------------------------------------------------------------------------
                 PROPERTY                174,571    Guardian Royal Exchange
                                                      PLC.......................     1,285,922      1,022,364       0.4
                 ------------------------------------------------------------------------------------------------------
                 PUBLISHING               63,600    EMAP PLC....................     1,151,992      1,286,133       0.5
                 ------------------------------------------------------------------------------------------------------
                 STEEL                    83,979    British Steel PLC(d)........       172,837        184,607       0.1
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS      109,300    British Telecommunications
                                                      PLC.......................       979,538      1,349,516       0.6
                                          43,835    Cable & Wireless PLC........       363,981        532,450       0.2
                                         214,800    Orange PLC(d)...............     1,158,474      2,275,801       1.0
                                                                                  ------------   ------------     -----
                                                                                     2,501,993      4,157,767       1.8
                 ------------------------------------------------------------------------------------------------------
                 TOBACCO                  75,449    B.A.T. Industries PLC.......       646,421        755,320       0.3
                                         144,900    Gallaher Group PLC..........       719,809        800,849       0.3
                                                                                  ------------   ------------     -----
                                                                                     1,366,230      1,556,169       0.6
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC     132,800    ScottishPower PLC...........     1,136,045      1,163,278       0.5
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--WATER         13,287    Anglian Water PLC...........       142,319        186,223       0.1
                                          89,600    Severn Trent PLC............     1,317,163      1,568,977       0.6
                                          93,700    Thames Water PLC............     1,337,232      1,705,652       0.7
                                          60,810    United Utilities PLC........       727,803        884,237       0.4
                                                                                  ------------   ------------     -----
                                                                                     3,524,517      4,345,089       1.8
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    UNITED KINGDOM                  36,048,064     39,410,418      16.7
--------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN WESTERN
                                                    EUROPE                         129,760,514    148,631,991      62.8
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                        FACE                                                        VALUE       PERCENT OF
                                       AMOUNT          SHORT-TERM SECURITIES          COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
                 COMMERCIAL PAPER*    $2,341,000    Atlantic Asset
                                                      Securitization Corp.,
                                                      5.56% due 7/14/1998.......  $  2,335,938   $  2,335,938       1.0%
                                       8,207,000    Countrywide Home Loans,
                                                      Inc., 5.54% due
                                                      7/14/1998.................     8,189,318      8,189,318       3.5
                                       6,570,000    General Motors Acceptance
                                                      Corp., 6.50% due
                                                      7/01/1998.................     6,568,814      6,568,814       2.8
                                       6,000,000    Lexington Parker Discount
                                                      Capital Co. LLC, 5.54% due
                                                      7/13/1998.................     5,987,997      5,987,997       2.5
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    COMMERCIAL PAPER                23,082,067     23,082,067       9.8
--------------------------------------------------------------------------------------------------------------------------
                 US GOVERNMENT                      United States Treasury
                 OBLIGATIONS*                         Bills(f):
                                       2,000,000    4.925% due 7/02/1998........     1,999,453      1,999,860       0.8
                                         500,000    4.99% due 8/13/1998.........       496,951        497,110       0.2
                                       3,500,000    5.07% due 8/20/1998.........     3,474,932      3,476,480       1.5
                 ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    US GOVERNMENT OBLIGATIONS        5,971,336      5,973,450       2.5
--------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SHORT-TERM SECURITIES           29,053,403     29,055,517      12.3
--------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS...........  $229,814,452    236,142,980      99.8
                                                                                  ============
                                                    VARIATION MARGIN ON
                                                      FINANCIAL FUTURES
                                                      CONTRACTS**...............                        1,721       0.0
                                                    UNREALIZED APPRECIATION ON
                                                      FORWARD FOREIGN EXCHANGE
                                                      CONTRACTS***..............                      419,678       0.2
                                                    OTHER ASSETS LESS
                                                      LIABILITIES...............                       44,878       0.0
                                                                                                 ------------     -----
                                                    NET ASSETS..................                 $236,609,257     100.0%
                                                                                                 ============     =====
--------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
(d) Non-income producing security.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Securities held as collateral in connection with open financial futures contracts.
(g) Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific
Morgan Stanley Capital International (MSCI) country index.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------
* Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Fund.

** Financial futures contracts purchased as of June 30, 1998 were as follows:


--------------------------------------------------------------------------------------------------
NUMBER OF                                                            EXPIRATION         VALUE
CONTRACTS                     ISSUE                     EXCHANGE        DATE       (NOTES 1a & 1b)
--------------------------------------------------------------------------------------------------
   48       Taiwan MSCI...............................  SIMEX        July 1998       $1,397,760

--------------------------------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT PRICE--$1,392,672)       $1,397,760
                                                                                     ==========
--------------------------------------------------------------------------------------------------

Financial futures contracts sold as of June 30, 1998 were as follows:

--------------------------------------------------------------------------------------------------
NUMBER OF                                                            EXPIRATION         VALUE
CONTRACTS                     ISSUE                     EXCHANGE        DATE       (NOTES 1a & 1b)
--------------------------------------------------------------------------------------------------
   18         CAC 40 Index..............................  MATIF        July 1998     $2,234,467

--------------------------------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS SOLD (TOTAL CONTRACT PRICE--$2,234,460)            $2,234,467
                                                                                     ==========
--------------------------------------------------------------------------------------------------

*** Forward foreign exchange contracts as of June 30, 1998 were as follows:
--------------------------------------------------------------------------------

                                                                                                             UNREALIZED
                                                                                                            APPRECIATION
FOREIGN CURRENCY PURCHASED                                                      EXPIRATION DATE              (NOTE 1b)
-------------------------------------------------------------------------------------------------------------------------
Yen   724,477,000  ...........................................................   July 1998                    $ 34,396
-------------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$5,200,000)                                                                              34,396
                                                                                                              --------
-------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD
-------------------------------------------------------------------------------------------------------------------------
Yen 1,495,306,850  ...........................................................   July 1998                     385,282
-------------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$11,194,655)                                                                            385,282
                                                                                                              --------
-------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET                                      $419,678
                                                                                                              ========
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$229,814,452) (Note
  1a).......................................................              $236,142,980
Unrealized appreciation on forward foreign exchange
  contracts (Note 1b).......................................                   419,678
Cash on deposit for financial futures contracts (Note 1b)...                   127,983
Cash........................................................                 1,263,754
Foreign cash (Note 1c)......................................                15,492,246
Receivables:
  Securities sold...........................................  $4,815,385
  Dividends.................................................   1,002,306
  Options closed (Note 1b)..................................     746,900
  Forward foreign exchange contracts (Note 1b)..............     687,613
  Variation margin (Note 1b)................................       1,721
  Capital shares sold.......................................         990     7,254,915
                                                              ----------
Deferred organization expenses (Note 1f)....................                       688
Prepaid expenses and other assets...........................                    24,083
                                                                          ------------
Total assets................................................               260,726,327
                                                                          ------------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Open foreign currency settlements.........................  16,025,281
  Securities purchased......................................   6,278,666
  Capital shares redeemed...................................     305,689
  Investment adviser (Note 2)...............................     231,565
  Forward foreign exchange contracts (Note 1b)..............     111,340
                                                              ----------
                                                                            22,952,541
Accrued expenses and other liabilities......................                 1,164,529
                                                                          ------------
Total liabilities...........................................                24,117,070
                                                                          ------------
--------------------------------------------------------------------------------------
NET ASSETS..................................................              $236,609,257
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................              $  2,158,667
Paid-in capital in excess of par............................               244,140,847
Undistributed investment income--net........................                 4,166,186
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................               (20,689,737)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 6,833,294
                                                                          ------------
NET ASSETS..................................................              $236,609,257
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $236,609,257 and 21,586,670
  shares outstanding........................................              $      10.96
                                                                          ============
--------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $481,976 foreign withholding tax).........                  $  4,667,230
Interest and discount earned................................                     2,181,724
                                                                              ------------
Total income................................................                     6,848,954
                                                                              ------------
------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $  1,617,968
Custodian fees..............................................       147,996
Accounting services (Note 2)................................        46,427
Pricing services............................................        23,501
Professional fees...........................................        20,130
Printing and shareholder reports............................         5,602
Directors' fees and expenses................................         5,443
Transfer agent fees (Note 2)................................         2,860
Amortization of organization expenses (Note 1f).............           393
Other.......................................................         2,753
                                                              ------------
Total expenses..............................................                     1,873,073
                                                                              ------------
Investment income--net......................................                     4,975,881
                                                                              ------------
------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized loss from:
  Investments--net..........................................   (15,037,719)
  Foreign currency transactions--net........................      (574,592)    (15,612,311)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    53,603,107
  Foreign currency transactions--net........................       216,384      53,819,491
                                                              ------------    ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                    38,207,180
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $ 43,183,061
                                                                              ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX             FOR THE
                                                                MONTHS ENDED           YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:                 JUNE 30, 1998       DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  4,975,881          $  6,934,157
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................     (15,612,311)           27,216,905
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      53,819,491           (58,787,070)
                                                                -------------         ------------
Net increase (decrease) in net assets resulting from
  operations................................................      43,183,061           (24,636,008)
                                                                -------------         ------------
-----------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...................................................      (3,758,389)           (6,787,677)
Realized gain on investments--net:
  Class A...................................................     (31,568,333)           (2,626,115)
                                                                -------------         ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (35,326,722)           (9,413,792)
                                                                -------------         ------------
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital
  share transactions........................................    (196,469,941)          110,192,830
                                                                -------------         ------------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (188,613,602)           76,143,030
Beginning of period.........................................     425,222,859           349,079,829
                                                                -------------         ------------
End of period*..............................................    $236,609,257          $425,222,859
                                                                =============         ============
-----------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  4,166,186          $  2,948,694
                                                                =============         ============
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                   CLASS A
   BEEN DERIVED FROM INFORMATION PROVIDED IN THE        -------------------------------------------------------------
               FINANCIAL STATEMENTS.
                                                         FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                                         MONTHS ENDED    --------------------------------------------
      INCREASE (DECREASE) IN NET ASSET VALUE:           JUNE 30, 1998+    1997+       1996+        1995        1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................       $  10.80      $  11.63    $  11.06    $  10.90    $  11.03
                                                           --------      --------    --------    --------    --------
Investment income--net..............................            .13           .20         .23         .20         .19
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net............            .92          (.71)        .49         .37        (.13)
                                                           --------      --------    --------    --------    --------
Total from investment operations....................           1.05          (.51)        .72         .57         .06
                                                           --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net............................           (.09)         (.23)       (.15)       (.01)       (.18)
  Realized gain on investments--net.................           (.80)         (.09)         --        (.17)       (.01)
  In excess of realized gain on investments--net....             --            --          --        (.23)         --
                                                           --------      --------    --------    --------    --------
Total dividends and distributions...................           (.89)         (.32)       (.15)       (.41)       (.19)
                                                           --------      --------    --------    --------    --------
Net asset value, end of period......................       $  10.96      $  10.80    $  11.63    $  11.06    $  10.90
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................         10.63%++      (4.55%)      6.62%       5.48%        .55%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................           .87%*         .90%        .89%        .89%        .97%
                                                           ========      ========    ========    ========    ========
Investment income--net..............................          2.31%*        1.69%       1.96%       1.95%       1.09%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............       $236,609      $425,223    $349,080    $265,602    $247,884
                                                           ========      ========    ========    ========    ========
Portfolio turnover..................................         50.56%       127.96%      49.87%     100.02%      58.84%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

+ Based on average shares outstanding.

++ Aggregate total investment return.

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. International Equity Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments

--------------------------------------------------------------------------------

are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $32,228 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $171,940,849 and $345,148,082, respectively.

--------------------------------------------------------------------------------

Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:

--------------------------------------------------------------------
                                            Realized      Unrealized
                                         Gains (Losses)     Gains
--------------------------------------------------------------------
Investments:
 Long-term.............................   $(19,142,227)   $6,326,414
 Short-term............................         12,524         2,114
 Financial futures contracts...........      4,765,241         5,081
 Options written.......................         46,135            --
 Options purchased.....................       (719,392)           --
                                          ------------    ----------
Total investments......................    (15,037,719)    6,333,609
                                          ------------    ----------
Currency transactions:
 Options written.......................     (1,794,513)           --
 Options purchased.....................        880,975            --
 Foreign currency transactions.........     (1,518,867)       80,007
 Forward foreign exchange contracts....      1,857,813       419,678
                                          ------------    ----------
Total currency transactions............       (574,592)      499,685
                                          ------------    ----------
Total..................................   $(15,612,311)   $6,833,294
                                          ============    ==========
--------------------------------------------------------------------

  Transactions in options written for the six months ended June 30, 1998, were as follows:

-----------------------------------------------------------------
                                      Nominal Value
                                    Covered by Written   Premiums
Call Options Written                     Options         Received
-----------------------------------------------------------------
Outstanding call options written,
 beginning of period..............             --              --
Options written...................        657,201        $ 55,296
Options expired...................       (657,201)        (55,296)
                                         --------        --------
Outstanding call options written,
 end of period....................             --        $     --
                                         ========        ========
-----------------------------------------------------------------

------------------------------------------------------------------
                                      Nominal Value
                                    Covered by Written   Premiums
       Put Options Written               Options         Received
------------------------------------------------------------------
Outstanding put options written,
 beginning of period..............       1,868,261       $ 280,239
Options written...................              --              --
Options closed....................      (1,868,261)       (280,239)
                                        ----------       ---------
Outstanding put options written,
 end of period....................              --       $      --
                                        ==========       =========
------------------------------------------------------------------

  At June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $6,328,528, of which $23,306,829 related to appreciated securities and $16,978,301 related to depreciated securities. At June 30, 1998, the aggregate cost of investments, for Federal income tax purposes was $229,814,452.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(196,469,941) and $110,192,830 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
 Class A Shares for the Six Months                     Dollar
        Ended June 30, 1998            Shares          Amount
-----------------------------------------------------------------
Shares sold........................    2,147,446    $  23,096,707
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    3,547,854       35,326,722
                                     -----------    -------------
Total issued.......................    5,695,300       58,423,429
Shares redeemed....................  (23,482,840)    (254,893,370)
                                     -----------    -------------
Net decrease.......................  (17,787,540)   $(196,469,941)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
     Class A Shares for the Year                        Dollar
       Ended December 31, 1997           Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  11,676,001    $137,644,281
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     835,399       9,413,792
                                       ----------    ------------
Total issued.........................  12,511,400     147,058,073
Shares redeemed......................  (3,164,784)    (36,865,243)
                                       ----------    ------------
Net increase.........................   9,346,616    $110,192,830
                                       ==========    ============
-----------------------------------------------------------------

5. COMMITMENTS:

At June 30, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase and sell various foreign currencies with values of approximately $96,000 and $557,000, respectively.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The six-month period ended June 30, 1998 was difficult for natural resource investments. While the Fund showed improved performance relative to its peer group of broad-based natural resource funds, it suffered losses during May and June and lost ground against relevant benchmarks as economic conditions continued to deteriorate in Asia. The collapse of Asian currencies (particularly the Japanese yen) has been translated into near-universal commodity price declines. As we discussed in our last letter to shareholders, the impact of stagnation in Asian economies was a major concern in the outlook for natural resource investments. However, the actual results have been much worse than our expectations, with severe contractions likely for several economies in the region in 1998. The near collapse of the Japanese yen could lead to another round of currency depreciation, and the potential devaluation of the Chinese reminbi. In the absence of concrete fiscal reform by Japanese authorities, this remains a risk with highly negative consequences.

PORTFOLIO MATTERS

  We continued to migrate to holdings that we believe have less earnings risk exposure, or we believe may be positioned to take advantage of declining prices in the feedstock used in their operations. However, the investment environment was unique over the period in that there were no safe havens, with natural resource stocks suffering declines in virtually all commodity segments. This was particularly true for energy-related stocks. After rallying on preliminary production cuts by Organization of Petroleum Exporting Countries (OPEC) and non-OPEC producers, oil prices retraced their gains and tested lows not seen in 12 years. A second round of cuts brought prices back to the $14 per barrel range. However, this is far below the earlier consensus expectations, and oil company shares have been battered by earnings estimate cuts. We continue to expect the remainder of 1998 to be volatile, as strict OPEC quota compliance will be necessary to work off inventories that were as much as 160 million barrels above year-ago levels. Even this may be difficult since we believe that Asian oil demand has fallen more than prevailing industry estimates.

  The shares of oil service stocks were particularly hard-hit over the six months, as lower oil company revenues have resulted in curtailed drilling plans. The Fund benefited from a low exposure to energy stocks early in the year, as energy holdings were reduced to less than 40% of total assets. However, we subsequently increased energy exposure to 47% of total assets with emphasis on major integrated oil stocks, natural gas-leveraged production companies, and deep-water drilling and construction stocks. We believe that North American natural gas capacity utilization is close to full capacity as demand continues to increase and current production becomes more difficult to replace from mature fields. Summer prices currently in the $2.40 per thousand cubic feet range are strong despite a rapid build in North American gas storage levels. We believe that extensive fuel switching to residual oil for electricity generation is responsible for the inventory build, and this may limit further near-term strength in gas prices. We increased the Fund's holdings in Canadian gas producers, where realized prices are at steep discounts to US prices as a result of pipeline constraints. As two new export pipeline projects are completed this winter, we expect this differential to close.

  New stocks purchased to capitalize on our positive natural gas outlook included Alberta Energy Co. Ltd., Snyder Oil Corp., Vastar Resources, Inc. and Enron Oil and Gas Co. We also took new positions in larger integrated oil companies including Mobil Corp., Chevron Corp. and Unocal Corp., all of which traded at attractive valuation levels and had defensive characteristics to the Fund.

  We continued to have substantial exposure to gold shares despite the sale of nearly one-quarter of the Fund's gold company stocks. Gold stocks rallied early in the year on expectations that gold's role as an asset backing the currency of the European Monetary Union (EMU) would be above extremely bearish estimates that existed in late 1997. However, weak Asian currencies and economies resulted in sharply reduced demand for jewelry fabrication and hoarding for investment purposes. In addition, consensus expectations for gold's role as an asset backing the EMU moved above our estimate. This created a negative surprise for the commodity when European central bank head Wim Duisenberg announced that the gold weighting of European Monetary Reserves would be only in the 10%-15% range. While this was on target with our estimate, gold fell given the perceived shortfall. The Fund was particularly hurt by its exposure to Australian gold mining stocks. While many of these companies sold gold forward and enjoyed rising margins as costs of production declined in local currency terms, the stock prices have been devastated by declining Australian stock markets for gold and

--------------------------------------------------------------------------------

the local Australian stock markets. The companies should be attractive acquisition candidates at current levels, but we are worried that further demand shortfalls and currency depreciation could drive these shares back to their 1997 lows. We continue to be concerned about gold's failure to act as a safe haven in times of economic turmoil. Unless gold shows better performance in the face of widespread currency declines, we anticipate a further review of gold's investment role in the Fund.

  We reduced the Fund's exposure to steel and metals stocks with sales across all metals groups. We eliminated our shares of Falconbridge Ltd., Inco Ltd., QNI Ltd. and RGC Ltd., and reduced our positions in Nippon Steel Corp., Rio Tinto PLC, Sumitomo Metal Industries Inc. and Industrias Penoles, S.A. de C.V. We also took partial profits in the shares of Alumax Inc., which received a merger offer from Aluminum Company of America, and maintained positions in Centaur Mining Ltd. and Resolute Ltd., for their exposure to laterite nickel mines. These projects are in the start-up phase, and we believe they offer significant upside potential should commissioning be successful. Unfortunately, the stocks were tainted by the collapse of the Australian stock market. While global inventories of most metals are at relatively low levels, we doubt that there will be any near-term catalysts for base metals stocks until resumption in Asian economic growth appears visible.

  Paper and forest products stocks rallied significantly during the first half of the six-month period, as capacity utilization trends appeared better balanced as demand continued to absorb capacity added in the last cycle, and as industry consolidation accelerated with several mergers in the group. Unfortunately, the steep declines in Asian demand and export of some grades into European and American markets resulted in the group giving up all of its earlier share price gains. We sold shares in Avenor Inc. after the company received a takeover bid from Abitibi Consolidated Holdings, and also made partial sales in Slocan Forest Products Ltd., Weyerhaeuser Co. and Willamette Industries Inc. Nonetheless, the Fund remains overweighted in the forest products group relative to natural resource benchmarks. However, it is difficult to see a catalyst for stock appreciation within our investment time horizon. Therefore, we plan to reduce positions should any selling opportunities present themselves.

  Chemical stocks continued to register the best returns in the natural resource sector, but showed signs of weakening as the first half of 1998 came to a close. Many chemical stocks have reported a series of positive earnings surprises resulting from declining feedstock costs stemming from low oil and natural gas prices. However, capacity utilization is forecast to fall with new production from newly completed chemical projects and plant expansions over the coming 18 months. Given our forecast for rising natural gas prices and a trough in oil prices, we expect to maintain our underweighted position in the commodity chemical area. During the period, we maintained a position in E.I. duPont de Nemours & Co. DuPont had a strong first half performance in response to the announcement of its upcoming initial public offering of 20% of its interest in its Conoco energy subsidiary, and its eventual spin-off to shareholders. In addition, investors held out expectations of a potential price/earnings ratio upward revision, as the company's life sciences division becomes a larger component of its earnings. Unfortunately, the company reported that it anticipated an earnings shortfall in the second quarter as a result of low oil prices and lower demand in its seed businesses subsequent to the end of the first half of the year, erasing some of the stock's earlier gains.

  We reduced the Fund's exposure to the gold and base metals groups, with the proceeds used to increase the weighting of the energy group. In addition, we increased the Fund's cash position from 3% of net assets to 5% as of June 30. We expect to strive to maintain higher cash balances in light of the weak resource environment, as well as to exploit buying opportunities as they become available.

  Progress was made in restructuring the Fund. During the six months ended June 30, 1998, we reduced Fund holdings to 93 positions from 110 at December 31, 1997. Our goal continues to be the creation of a more focused Fund. In addition, new positions in the Fund were concentrated in companies that we believe have solid ongoing operations, and away from companies that, in our view, are highly dependent on exploration successes.

IN CONCLUSION

  The investment environment for natural resources has been extremely difficult since the onset of the Asian financial crisis one year ago. While the Fund's performance has improved relative to other natural resource funds, we share our investors' frustration over the negative returns. However, we believe that continued progress has been made in repositioning the Fund. Many of the Fund's shortfalls had been in smaller-capitalization companies with an emphasis on exploration. As we shift to more established companies supported by underlying production and cash flow, we believe the Fund is better positioned to avoid some of the problems that have hindered performance.

--------------------------------------------------------------------------------

  The outlook for natural resource investments is expected to remain highly volatile. While we believed that the effects of Asian financial distress were being underestimated, the outcome surpassed our expectations. Despite remedial steps by governments to address the situation, it is difficult to see that commodities have reached a trough in terms of demand and prices. We continue to seek opportunities to invest in companies that can exploit declining commodity prices, or companies whose share prices already discount the economic turmoil. In addition, we believe that the energy sector is poised for a rebound, particularly in natural gas leveraged stocks. We hope to improve the Fund's performance relative to other natural resource funds with continued restructuring of the Fund.

  We appreciate your investment in Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Robert Shearer
Robert M. Shearer
Senior Vice President and Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -18.08%        -2.79%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.


--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       -18.08%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                                                  + 1.49
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98                                                   + 3.02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                               SHARES                                                              VALUE      PERCENT OF
          INDUSTRY              HELD                   COMMON STOCKS                 COST        (NOTE 1a)    NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ALUMINUM                          2,566      +Alumax, Inc. ...................    $    97,659   $   118,994       0.6%
                                  3,000      Aluminum Co. of America..........        157,209       197,812       0.9
                                  5,400      Pechiney, S.A. (A Shares)........        214,896       217,573       1.0
                                                                                  -----------   -----------     -----
                                                                                      469,764       534,379       2.5
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                         5,400      Air Products & Chemicals,
                                               Inc. ..........................        154,427       216,000       1.0
                                  4,800      BASF AG..........................        115,117       228,008       1.1
                                  1,500      Dow Chemical Co. ................        106,941       145,031       0.7
                                  6,700      duPont (E.I.) de Nemours &
                                               Co. ...........................        158,310       499,988       2.4
                                                                                  -----------   -----------     -----
                                                                                      534,795     1,089,027       5.2
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES            20,000      Asahi Glass Co., Ltd. ...........        240,000       108,249       0.5
COMPANIES                         4,800      Ashland Inc. ....................        203,468       247,800       1.2
                                 68,000      North Ltd. ......................        255,416       139,858       0.7
                                                                                  -----------   -----------     -----
                                                                                      698,884       495,907       2.4
------------------------------------------------------------------------------------------------------------------------
GOLD                            145,337      Acacia Resources Ltd. ...........        239,893       154,862       0.7
                                 17,500      Ashanti Goldfields Co. Ltd.
                                               (GDR)**........................        434,367       133,875       0.6
                                 23,500      Cambior Inc. ....................        315,479       138,311       0.7
                                131,500      Delta Gold N.L. .................        237,845       161,299       0.8
                                 16,700      +Getchell Gold Corp. ............        671,591       250,500       1.2
                                170,000      Great Central Mines N.L. ........        491,004       162,185       0.8
                                 67,600      +Miramar Mining Corp. ...........        345,062        86,932       0.4
                                 13,864      Newmont Mining Corp. ............        512,680       327,537       1.6
                                169,000      Normandy Mining Ltd. ............        190,999       138,198       0.7
                                 39,000      Placer Dome Inc. ................        819,544       458,250       2.2
                                 24,800      Prime Resource Group, Inc. ......        242,631       173,804       0.8
                                199,000      +Resolute Ltd. ..................        412,978       120,815       0.6
                                 42,643      Resolute Ltd. (Rights)(a)........          1,303           476       0.0
                                 22,200      +Sutton Resources Ltd. ..........        199,967       126,128       0.6
                                                                                  -----------   -----------     -----
                                                                                    5,115,343     2,433,172      11.7
------------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL                    4,400      Amerada Hess Corp. ..............        245,421       238,975       1.1
COMPANIES                         6,000      Amoco Corp. .....................        162,710       249,750       1.2
                                 10,400      British Petroleum, Co., PLC
                                               (ADR)*.........................        396,812       917,800       4.4
                                  3,300      Chevron Corp.....................        275,595       274,106       1.3
                                  3,300      Mobil Corp. .....................        260,486       252,862       1.2
                                  1,700      OMV AG...........................        181,957       227,783       1.1
                                 25,000      Petro-Canada.....................        272,871       404,687       1.9
                                  8,200      Societe Nationale Elf Aquitaine
                                               (ADR)*.........................        302,991       582,200       2.8
                                  5,800      Total, S.A. (Class B)............        355,347       754,331       3.6
                                  4,300      Unocal Corporation...............        152,600       153,725       0.7
                                  8,000      Yacimientos Petroliferos Fiscales
                                               S.A. (YPF)(ADR)*...............        137,480       240,500       1.1
                                                                                  -----------   -----------     -----
                                                                                    2,744,270     4,296,719      20.4
------------------------------------------------------------------------------------------------------------------------
METALS & MINING                 323,741      +Centaur Mining & Exploration
                                               Ltd. ..........................        445,291       112,312       0.5
                                 31,700      Industrias Penoles, S.A. de
                                               C.V. ..........................        139,878       100,562       0.5
                                177,200      M.I.M. Holdings Ltd. ............        242,497        85,625       0.4
                                 44,325      Minsur S.A. (T Shares)...........        111,555        87,504       0.4
                                 35,000      Mitsubishi Materials Corp. ......        173,212        71,480       0.3
                                 14,000      Noranda Inc. ....................        249,761       241,954       1.1
                                 14,800      Outokumpu OYJ....................        263,036       189,006       0.9
                                  9,400      P.T. Tambang Timah (GDR)**(b)....        115,742        41,830       0.2
                                  2,900      Phelps Dodge Corp. ..............        169,146       165,844       0.8
                                 18,100      Rio Tinto PLC....................        236,489       203,849       1.0
                                315,000      Savage Resources Ltd. ...........        241,918       113,183       0.5
                                 23,000      Sumitomo Metal Mining Co.
                                               Ltd. ..........................        191,265        93,447       0.4
                                 11,500      Trellborg 'B' Fria...............        148,886       151,420       0.7
                                126,900      WMC Ltd. ........................        734,286       382,067       1.8
                                                                                  -----------   -----------     -----
                                                                                    3,462,962     2,040,083       9.5
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                               SHARES                                                              VALUE      PERCENT OF
          INDUSTRY              HELD                   COMMON STOCKS                 COST        (NOTE 1a)    NET ASSETS
------------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS              10,000      Alberta Energy Co. Ltd. .........    $   218,243   $   234,742       1.1%
                                  7,600      Apache Corp. ....................        202,753       239,400       1.1
                                 15,700      +Baytex Energy Ltd. (Class A)....        207,278        91,869       0.4
                                  3,812      Burlington Resources Inc. .......         91,553       164,154       0.8
                                 10,400      +Chieftain International,
                                               Inc. ..........................        233,254       246,350       1.2
                                  3,000      Devon Energy Corp. ..............        104,958       104,813       0.5
                                 26,100      +EEX Corp. ......................        252,239       244,687       1.2
                                  5,700      +EVI Weatherford Inc. ...........        259,963       211,613       1.0
                                 11,800      Enron Oil & Gas Co...............        260,645       238,950       1.1
                                  8,175      Enterprise Oil PLC...............         53,081        74,338       0.4
                                 33,800      +Gulf Canada Resources, Ltd. ....        266,175       166,888       0.8
                                 14,400      +Northrock Resources Ltd. .......        118,257       149,908       0.7
                                 16,000      +Oryx Energy Co. ................        285,442       354,000       1.7
                                 14,200      +Renaissance Energy Ltd. ........        256,352       213,043       1.0
                                 10,900      Snyder Oil Corp..................        231,441       217,319       1.0
                                  7,500      Vastar Resources, Inc. ..........        316,450       327,656       1.6
                                                                                  -----------   -----------     -----
                                                                                    3,358,084     3,279,730      15.6
------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                      5,400      Coflexip Stena Offshore, Inc.
                                               (ADR)*.........................        106,810       329,400       1.6
                                  7,900      Ente Nazionale Idrocarbori (ENI)
                                               S.p.A (ADR)*...................        369,325       513,500       2.4
                                  9,600      McDermott International, Inc. ...        357,891       330,600       1.6
                                  7,800      +Noble Drilling Corp. ...........        247,364       187,687       0.9
                                  2,000      Schlumberger Ltd. ...............         57,253       136,625       0.6
                                  8,200      +Stolt Comex Seaway, S.A. .......        203,059       157,850       0.8
                                  4,100      +Stolt Comex Seaway, S.A.
                                               (ADR)*.........................         50,429        70,725       0.3
                                 12,900      +TransCoastal Marine
                                               Services, Inc. ................        236,000        77,803       0.4
                                  5,900      Transocean Offshore Inc. ........        186,969       262,550       1.2
                                                                                  -----------   -----------     -----
                                                                                    1,815,100     2,066,740       9.8
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS           8,466      Aracruz Celulose S.A. (Class
                                               B)(ADR)*.......................        135,818        96,830       0.5
                                  4,000      Champion International Corp. ....        208,741       196,750       0.9
                                  3,300      Georgia-Pacific Corp. ...........        156,631       194,494       0.9
                                 10,000      +Georgia-Pacific Corp.
                                               (Timber Group).................        236,852       230,625       1.1
                                  4,500      International Paper Co. .........        151,314       193,500       0.9
                                 24,300      Metsa Serla OY 'B'...............        200,736       234,963       1.1
                                  7,000      Mo Och Domsjo AB 'B' Co. ........        168,523       200,138       1.0
                                 39,600      Slocan Forest Products Ltd. .....        401,080       183,221       0.9
                                 12,000      +Stone Container Corp. ..........        147,680       187,500       0.9
                                  5,400      Weyerhaeuser Co. ................        213,440       249,412       1.2
                                  3,800      Willamette Industries, Inc. .....         79,562       121,600       0.6
                                                                                  -----------   -----------     -----
                                                                                    2,100,377     2,089,033      10.0
------------------------------------------------------------------------------------------------------------------------
PLANTATIONS                     136,000      Golden Hope Plantations BHD......        240,608       124,756       0.6
                                 90,000      Kuala Lumpur Kepong BHD..........        120,553       145,564       0.7
                                                                                  -----------   -----------     -----
                                                                                      361,161       270,320       1.3
------------------------------------------------------------------------------------------------------------------------
REFINING                          7,100      Sun Company, Inc. ...............        196,376       275,569       1.3
                                  5,976      Ultramar Diamond Shamrock
                                               Corp. .........................        202,960       188,617       0.9
                                                                                  -----------   -----------     -----
                                                                                      399,336       464,186       2.2
------------------------------------------------------------------------------------------------------------------------
STEEL                           104,000      British Steel PLC................        274,493       228,618       1.1
                                  3,700      Koninklijke Nederlandsche
                                               Hoogovens en Staalfabrienken
                                               N.V. ..........................        134,715       160,394       0.8
                                 64,000      Nippon Steel Corp. ..............        214,851       112,694       0.5
                                 77,000      Sumitomo Metal Industries,
                                               Ltd. ..........................        235,308       123,916       0.6
                                                                                  -----------   -----------     -----
                                                                                      859,367       625,622       3.0
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE      PERCENT OF
          INDUSTRY               HELD                  COMMON STOCKS                COST        (NOTE 1a)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
WOOD PRODUCTS                      6,900      Louisiana-Pacific Corp. .......    $   162,564   $   125,925       0.6%
                                  26,800      Riverside Forest Products
                                                Ltd. ........................        352,710       182,350       0.9
                                                                                 -----------   -----------     -----
                                                                                     515,274       308,275       1.5
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS                 22,434,717    19,993,193      95.1
-----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT            SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------

US GOVERNMENT AGENCY
OBLIGATIONS***                $1,141,000      Federal Home Loan Mortgage
                                                Corp., 5.85% due 7/01/1998...      1,140,815     1,140,815       5.4
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM INVESTMENTS         1,140,815     1,140,815       5.4
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS..............    $23,575,532    21,134,008     100.5
                                                                                 ===========
                                              LIABILITIES IN EXCESS OF OTHER
                                                ASSETS.......................                     (102,697)     (0.5)
                                                                                               -----------     -----
                                              NET ASSETS.....................                  $21,031,311     100.0%
                                                                                               ===========     =====
-----------------------------------------------------------------------------------------------------------------------

(a) The rights may be exercised until 7/10/1998.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

* American Depositary Receipts (ADR).

** Global Depositary Receipts (GDR).

*** US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$23,575,532) (Note
  1a).......................................................              $21,134,008
Cash........................................................                      283
Foreign cash (Note 1c)......................................                    7,962
Dividends receivable........................................                   73,290
Prepaid expenses and other assets...........................                    2,076
                                                                          -----------
Total assets................................................               21,217,619
                                                                          -----------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................  $148,647
  Investment adviser (Note 2)...............................    12,326
  Capital shares redeemed...................................     8,708        169,681
                                                              --------
Accrued expenses and other liabilities......................                   16,627
                                                                          -----------
Total liabilities...........................................                  186,308
                                                                          -----------
--------------------------------------------------------------------------------------
NET ASSETS..................................................              $21,031,311
                                                                          ===========
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................              $   239,643
Paid-in capital in excess of par............................               24,492,474
Undistributed investment income--net........................                  117,933
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................               (1,377,273)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................               (2,441,466)
                                                                          -----------
NET ASSETS..................................................              $21,031,311
                                                                          ===========
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $21,031,311 and 2,396,433
  shares outstanding........................................              $      8.78
                                                                          ===========
--------------------------------------------------------------------------------------

   + The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $26,116 foreign withholding tax)..........                $   268,688
Interest and discount earned................................                     33,219
                                                                            -----------
Total income................................................                    301,907
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $    79,220
Custodian fees..............................................        9,153
Pricing services............................................        5,471
Professional fees...........................................        3,797
Accounting services (Note 2)................................        3,441
Transfer agent fees (Note 2)................................        2,805
Printing and shareholders report............................        2,418
Directors' fees and expenses................................          427
Other.......................................................          547
                                                              -----------
Total expenses..............................................                    107,279
                                                                            -----------
Investment income--net......................................                    194,628
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized loss from:
  Investments--net..........................................   (1,152,067)
  Foreign currency transactions--net........................       (3,653)   (1,155,720)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................      455,427
  Foreign currency transactions--net........................          443       455,870
                                                              -----------   -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................                   (699,850)
                                                                            -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $  (505,222)
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:               JUNE 30, 1998    DECEMBER 31, 1997
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................   $   194,628       $    366,478
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................    (1,155,720)         3,472,408
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........       455,870         (7,588,129)
                                                               -----------       ------------
Net decrease in net assets resulting from operations........      (505,222)        (3,749,243)
                                                               -----------       ------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................      (450,432)          (223,099)
Realized gain on investments--net:
  Class A...................................................    (3,678,818)        (2,977,040)
                                                               -----------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (4,129,250)        (3,200,139)
                                                               -----------       ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................    (1,313,583)       (11,268,247)
                                                               -----------       ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (5,948,055)       (18,217,629)
Beginning of period.........................................    26,979,366         45,196,995
                                                               -----------       ------------
End of period*..............................................   $21,031,311       $ 26,979,366
                                                               ===========       ============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................   $   117,933       $    373,737
                                                               ===========       ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  -------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                         FOR THE SIX
                                                              MONTHS ENDED       FOR THE YEAR ENDED DECEMBER 31,
                                                                JUNE 30,     ----------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          1998+        1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................        $ 10.66      $ 13.12    $ 11.95    $ 10.82    $ 10.82
                                                                -------      -------    -------    -------    -------
Investment income--net..................................            .07          .14        .18        .20        .17
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net....................           (.32)       (1.68)      1.40       1.15       (.02)
                                                                -------      -------    -------    -------    -------
Total from investment operations........................           (.25)       (1.54)      1.58       1.35        .15
                                                                -------      -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net................................           (.18)        (.06)      (.20)      (.19)      (.15)
  Realized gain on investments--net.....................          (1.45)        (.86)      (.21)      (.03)        --
                                                                -------      -------    -------    -------    -------
Total dividends and distributions.......................          (1.63)        (.92)      (.41)      (.22)      (.15)
                                                                -------      -------    -------    -------    -------
Net asset value, end of period..........................        $  8.78      $ 10.66    $ 13.12    $ 11.95    $ 10.82
                                                                =======      =======    =======    =======    =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................         (2.79%)++   (12.52%)    13.52%     12.65%      1.44%
                                                                =======      =======    =======    =======    =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................           .88%*        .81%       .78%       .78%       .87%
                                                                =======      =======    =======    =======    =======
Investment income--net..................................          1.60%*        .99%      1.43%      1.75%      1.91%
                                                                =======      =======    =======    =======    =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................        $21,031      $26,979    $45,197    $43,102    $39,715
                                                                =======      =======    =======    =======    =======
Portfolio turnover......................................         13.57%       20.93%     31.11%     30.15%     10.94%
                                                                =======      =======    =======    =======    =======
---------------------------------------------------------------------------------------------------------------------

   + Based on average shares outstanding.

   ++ Aggregate total investment return.

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company, that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Natural Resources Focus Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments

--------------------------------------------------------------------------------

are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $909 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $3,176,191 and $8,503,923, respectively.

--------------------------------------------------------------------------------

  Net realized losses for the six months ended June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:

--------------------------------------------------------------------
                                         Realized       Unrealized
                                          Losses      Gains (Losses)
--------------------------------------------------------------------
Long-term investments.................  $(1,152,067)   $(2,441,524)
Foreign currency transactions.........       (3,653)            58
                                        -----------    -----------
Total.................................  $(1,155,720)   $(2,441,466)
                                        ===========    ===========
--------------------------------------------------------------------

  At June 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $2,441,524, of which $3,440,855 related to appreciated securities and $5,882,379 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $23,575,532.
4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $1,313,583 and $11,268,247 for the six months June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months Ended                 Dollar
June 30, 1998                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................     5,958    $    54,620
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................   456,271      4,129,250
                                          --------    -----------
Total issued............................   462,229      4,183,870
Shares redeemed.........................  (596,343)    (5,497,453)
                                          --------    -----------
Net decrease............................  (134,114)   $(1,313,583)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................      25,316    $    321,714
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     264,256       3,200,139
                                       ----------    ------------
Total issued.........................     289,572       3,521,853
Shares redeemed......................  (1,202,808)    (14,790,100)
                                       ----------    ------------
Net decrease.........................    (913,236)   $(11,268,247)
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on US capital markets.

PORTFOLIO MATTERS

  During January, the bond market traded within a very narrow range as investors tried to assess the impact of the Asian financial crisis on US economic growth. The yield curve steepened from 24 basis points (0.24%) to 52 basis points as the yield on long-term bonds dropped from 5.92% to 5.80%. In February, the bond market backed up to 6% on long-term Treasury bonds, despite some favorable news. Most significantly, the Federal Government ran a $17 billion budget surplus for the 12 months ended January 1998. Commodity prices trended down, and there was no change in the growth of the Consumer Price Index. However, investors were concerned with rapid money supply growth fueling a continuing record-high stock market against a background of full employment. In March, long-term bonds traded within a very narrow range, starting at a yield of 6.01% and finishing the month at 5.93%. This decline was the result of mounting evidence of a continuing strong domestic economy. Consumer spending, employment and production data remained in a growth trend. The Federal Reserve Board reported in its March "beige book" that many US firms were desperate to find workers and were being forced to offer large wage increases. Nevertheless, the stock market, as measured by the Dow Jones Industrial Average (DJIA), soared more than 400 points during March, and the bond market's reaction to these concerns was clearly muted.

  After a strong first quarter of 1998, in which the economy grew at a rate of 5.4%, there were signs that a slower growth pattern was emerging. Three of the major factors that fueled the first-quarter growth slowed down during the spring. These were consumer spending, inventory accumulation and capital expenditure. In addition, data on job growth, hours worked and industrial production further indicated slower growth for the second quarter. In April, the DJIA reached the 9,200 level and left investors concerned about inflated stock prices. Each new release of economic data was examined under the assumption that the Federal Reserve Board would raise interest rates at its May meeting, but no such decision was made. Instead, the combination of low energy prices, a strong dollar and weak demand in Asia pushed interest rates lower. With inflation almost nonexistent, the yield on the long-term bond fell below 5.80% in May and continued its rally to below 5.60% in June.

  During the six-month period ended June 30, 1998, we kept the duration of the Fund in the 5.8-year--5.9-year range, which was consistent with the duration of the Merrill Lynch Corporate Master Index. Structured securities comprised 7.2% of the Fund's net assets by June 30, 1998. The average quality rating of the Fund was A+, as rated by Standard & Poor's Corp., which was slightly higher than the Merrill Lynch Corporate Master Index average of A.

  During the same period, we reduced the Fund's cash position and purchased floating rate notes as well as added to asset-backed obligations and real estate investment trusts as yield spreads widened. In addition, we kept the Fund slightly underweighted in utilities and Canadian and Yankee issues because their values were being impacted by the deteriorating situation in Asia.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Co-Portfolio Manager

/s/ Jay C. Harbeck
Jay C. Harbeck
Senior Vice President and Co-Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +10.26%          +4.18%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       +10.26%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                                                  + 6.45
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98                                                   + 8.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                AAA       Aaa      $   823,949      Arcadia Automobile Receivables
SECURITIES+--6.4%                                                 Trust, 6.10% due
                                                                  6/15/2000...................  $    823,788   $    824,970
                            NR*       Baa2       6,000,000      Bistro Trust 1998-1000, 6.58%
                                                                  due 3/26/2001++.............     5,999,760      6,017,760
                                                                Citibank, Credit Card Master
                                                                  Trust I:
                            AAA       Aaa        4,000,000      5.85% due 4/10/2003...........     3,998,440      3,988,720
                            AAA       Aaa        7,000,000      5.807% due 12/10/2008.........     6,998,110      6,986,875
                            A         A2         6,000,000      First Dominion Funding I,
                                                                  6.431% due 6/10/2013+++.....     5,977,422      5,970,000
                            AAA       Aaa        4,500,000      First Union-Lehman Brothers,
                                                                  6.56% due 11/15/2035........     4,567,368      4,583,250
                            AAA       Aaa        1,904,120      GMAC Grantor Trust, 6.50% due
                                                                  4/15/2002...................     1,903,589      1,914,174
                            AAA       Aaa        5,500,000      IMC-Home Equity, 6.36% due
                                                                  8/20/2022...................     5,498,934      5,505,159
                                                                                                ------------   ------------
                                                                                                  35,767,411     35,790,908
---------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--10.9%      BBB+      A3         2,500,000      BB&T Corporation, 7.25% due
                                                                  6/15/2007...................     2,488,325      2,656,100
                                                                Bank of New York Co., Inc.:
                            A         A2         4,000,000      7.625% due 7/15/2002..........     4,306,000      4,222,760
                            A         A2         2,000,000      7.875% due 11/15/2002.........     2,213,400      2,139,660
                                                                BankAmerica Corp.:
                            A         A1         7,000,000      8.375% due 3/15/2002..........     7,361,550      7,519,470
                            A+        Aa3        1,000,000      7.125% due 5/12/2005..........       985,500      1,051,210
                            A         A2         2,000,000      First Interstate Bancorp,
                                                                  11.25% due 3/27/2001........     2,354,060      2,246,240
                            A-        a2         8,000,000      Fleet Capital Trust II, 7.92%
                                                                  due 12/11/2026..............     7,922,070      8,567,440
                                                                HSBC Americas Inc.:
                            A-        A3         3,000,000      7% due 11/01/2006.............     2,974,800      3,090,150
                            BBB+      A2         1,000,000      7.808% due 12/15/2026++.......       988,460      1,027,566
                            BBB       A1         4,000,000      KeyCorp Capital I, 6.427% due
                                                                  7/01/2028...................     3,959,760      3,963,960
                            BBB+      Baa1       5,000,000      MBNA America Bank N.A., 5.987%
                                                                  due 6/10/2004...............     4,922,850      4,915,650
                            A-        a2         3,000,000      Mellon Capital II, 7.995% due
                                                                  1/15/2027...................     2,860,410      3,258,990
                            A         A3         4,500,000      Mellon Financial Co., 6.375%
                                                                  due 2/15/2010...............     4,518,180      4,508,595
                            A         A1         5,000,000      NationsBank Corp., 6.50% due
                                                                  8/15/2003...................     4,755,150      5,067,100
                                                                Norwest Corp.:
                            AA-       Aa3        2,500,000      6.75% due 5/12/2000...........     2,529,975      2,539,550
                            AA-       Aa3        3,000,000      6.125% due 10/15/2000.........     2,994,660      3,015,300
                            BBB+      a1         1,000,000      Wells Fargo Capital I, 7.96%
                                                                  due 12/15/2026..............       982,070      1,088,430
                                                                                                ------------   ------------
                                                                                                  59,117,220     60,878,171
---------------------------------------------------------------------------------------------------------------------------
CANADIAN                                                        Province of Quebec
PROVINCES**--1.4%                                                 (Canada)(2):
                            A+        A2         3,500,000      8.80% due 4/15/2003...........     3,944,780      3,865,330
                            A+        A2         3,500,000      7.125% due 2/09/2024..........     3,645,635      3,746,190
                                                                                                ------------   ------------
                                                                                                   7,590,415      7,611,520
---------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
FINANCE--8.4%               AA-       Aa3      $10,000,000      Associates Corp. of North
                                                                  America, 6.375% due
                                                                  6/15/2000...................  $ 10,016,600   $ 10,073,900
                            A         A2         1,500,000      Beneficial Corporation, 6.80%
                                                                  due 9/16/2003...............     1,500,000      1,538,504
                            A         aa3        6,100,000      CIT Capital Trust I, 7.70% due
                                                                  2/15/2027...................     6,072,184      6,490,107
                                                                CIT Group Holdings, Inc.:
                            A+        Aa3        4,490,000      7.125% due 6/17/2002..........     4,704,083      4,666,053
                            A+        Aa3        5,000,000      6.625% due 6/15/2005..........     5,016,950      5,128,250
                                                                Commercial Credit Co.:
                            A+        A1         3,250,000      10% due 5/01/1999.............     3,626,350      3,353,642
                            A+        A1         1,500,000      6.75% due 7/01/2007...........     1,534,980      1,556,565
                            BBB       Baa2       5,000,000      Erac USA Finance Company,
                                                                  6.375% due 5/15/2003++......     4,996,550      4,981,000
                            AA-       Aa3        9,000,000      Norwest Financial, Inc.,
                                                                  6.625% due 7/15/2004........     8,960,310      9,247,140
                                                                                                ------------   ------------
                                                                                                  46,428,007     47,035,161
---------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--14.0%       A+        A1         1,500,000      Allstate Corp., 6.75% due
                                                                  5/15/2018...................     1,499,565      1,528,290
                                                                Bear Stearns Companies, Inc.
                                                                  (The):
                            A         A2         3,000,000      6.75% due 8/15/2000...........     2,980,950      3,043,080
                            A         A2         1,000,000      6.70% due 8/01/2003...........     1,002,800      1,021,950
                            BBB-      Baa2       3,000,000      Commercial Net Lease Realty,
                                                                  7.125% due 3/15/2008........     2,991,870      3,004,470
                            A+        A1         3,500,000      Dean Witter, Discover & Co.,
                                                                  6.75% due 8/15/2000.........     3,486,805      3,553,130
                                                                Donaldson, Lufkin & Jenrette,
                                                                  Inc.:
                            A-        A3         5,500,000      6.875% due 11/01/2005.........     5,477,000      5,642,010
                            A-        A3         1,500,000      6.50% due 6/01/2008...........     1,493,775      1,499,880
                            A         A2           350,000      Equitable Companies Inc.,
                                                                  7% due 4/01/2028............       360,668        357,574
                                                                Equitable Life Assurance
                                                                  Society++:
                            A         A2         4,355,000      6.95% due 12/01/2005..........     4,110,249      4,517,642
                            A         A2         1,500,000      7.70% due 12/01/2015..........     1,489,740      1,670,759
                            BBB-      Baa3       2,000,000      Hospitality Properties Trust,
                                                                  7% due 3/01/2008............     1,996,400      1,998,100
                                                                Lehman Brothers Holdings,
                                                                  Inc.:
                            A         Baa1       4,000,000      6.50% due 10/01/2002..........     3,996,200      4,025,600
                            A         Baa1       2,000,000      7.375% due 5/15/2004..........     2,098,260      2,105,440
                            AA        Aa2        6,500,000      MBIA, Inc., 7.15% due
                                                                  7/15/2027...................     6,484,075      7,000,175
                            A+        A1         5,500,000      Morgan Stanley Group, Inc.,
                                                                  6.875% due 3/01/2007........     5,480,255      5,698,880
                            NR*       A2         4,500,000      Mortgage Capital Funding,
                                                                  Inc., 6.726% due
                                                                  6/18/2008...................     4,545,000      4,545,000
                                                                PaineWebber Group, Inc.:
                            BBB+      Baa1       3,000,000      9.25% due 12/15/2001..........     3,501,570      3,261,420
                            BBB+      Baa1       2,000,000      8.875% due 3/15/2005..........     2,012,540      2,266,380
                            BBB+      Baa1       4,250,000      Simon Debartolo Group LP,
                                                                  7.375% due 6/15/2018++......     4,233,735      4,216,667
                                                                Smith Barney Holdings, Inc.:
                            A         A2         2,000,000      5.875% due 2/01/2001..........     1,993,680      1,993,058
                            A         A2         2,000,000      6.625% due 11/15/2003.........     1,988,320      2,040,312
                            BBB       Baa2       3,000,000      Spieker Properties LP, 7.35%
                                                                  due 12/01/2017++............     2,999,850      3,007,623
                            A+        aa3        2,000,000      Travelers Capital II, 7.75%
                                                                  due 12/01/2036..............     2,003,400      2,095,760

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER                                                  Travelers Corp. (The):
(CONCLUDED)
                            AA-       Aa3      $ 1,000,000      9.50% due 3/01/2002...........  $  1,084,200   $  1,109,480
                            AA-       Aa3        6,000,000      7.875% due 5/15/2025..........     6,053,840      6,934,800
                                                                                                ------------   ------------
                                                                                                  75,364,747     78,137,480
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER                                            Anheuser-Busch Cos., Inc.:
GOODS--4.5%
                            A+        A1         2,500,000      8.75% due 12/01/1999..........     2,839,090      2,592,875
                            A+        A1         5,000,000      7.375% due 7/01/2023..........     5,127,300      5,297,150
                            A         A3         5,500,000      Avon Products, Inc., 6.25% due
                                                                  5/01/2018++.................     5,493,180      5,644,688
                            BBB-      Baa3       4,000,000      Flowers Industries, Inc.,
                                                                  7.15% due 4/15/2028.........     3,978,800      4,110,720
                            A         A1         3,000,000      Pepsico, Inc., 5.75% due
                                                                  1/02/2003...................     2,984,820      2,987,115
                            A         A2         4,000,000      Philip Morris Companies, Inc.,
                                                                  9% due 1/01/2001............     4,071,540      4,247,960
                                                                                                ------------   ------------
                                                                                                  24,494,730     24,880,508
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                AA        Aa2        2,000,000      BP America Inc., 9.375% due
ENERGY--2.5%                                                      11/01/2000..................     2,204,960      2,152,280
                            A         Aa3        3,000,000      Dresser Industries, Inc.,
                                                                  7.60% due 8/15/2096.........     2,991,270      3,452,010
                                                                Occidental Petroleum Corp.:
                            BBB       Baa2       2,000,000      6.40% due 4/01/2003...........     1,997,860      2,013,516
                            BBB       Baa2       4,500,000      6.50% due 4/01/2005...........     4,474,350      4,499,955
                            A+        A1         1,500,000      Texaco Capital Inc., 9% due
                                                                  12/15/1999..................     1,731,670      1,563,420
                                                                                                ------------   ------------
                                                                                                  13,400,110     13,681,181
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A         A2         3,500,000      AlliedSignal Inc., 6.20% due
MANUFACTURING--10.9%                                              2/01/2008...................     3,495,310      3,534,895
                            BBB+      A3         5,500,000      Applied Materials Inc., 7.125%
                                                                  due 10/15/2017..............     5,462,380      5,586,625
                                                                duPont (E.I.) de Nemours &
                                                                  Co.:
                            AA-       Aa3        8,750,000      6.75% due 9/01/2007...........     9,031,708      9,114,700
                            AA-       Aa3        2,950,000      8.25% due 1/15/2022...........     3,066,304      3,236,976
                                                                Ford Motor Credit Company:
                            A         A1         3,000,000      7% due 9/25/2001..............     2,988,060      3,075,060
                            A         A1         2,500,000      7.75% due 3/15/2005...........     2,497,725      2,702,825
                            A         A1         2,000,000      8.90% due 1/15/2032...........     2,471,480      2,559,420
                            AAA       Aaa        3,245,000      General Electric Capital
                                                                  Corp., 8.125% due
                                                                  5/15/2012...................     3,449,052      3,755,114
                                                                General Motors Acceptance
                                                                  Corp.:
                            A         A2         5,000,000      7.70% due 4/15/2016...........     5,455,750      5,562,650
                            A         A2         4,000,000      8.80% due 3/01/2021...........     4,689,040      4,957,280
                            BBB-      Baa2       1,500,000      Georgia-Pacific Group, 7.25%
                                                                  due 6/01/2028...............     1,492,545      1,529,880
                            A-        Baa1       2,000,000      Goodrich (B.F.) Company, 7%
                                                                  due 4/15/2038...............     1,988,220      2,055,000
                            BBB+      A3         2,500,000      Martin Marietta Corp., 6.50%
                                                                  due 4/15/2003...............     2,515,325      2,526,700
                            A         A1         6,910,000      PPG Industries, Inc., 6.50%
                                                                  due 11/01/2007..............     6,888,855      7,085,307
                            BBB       Baa1       3,500,000      Raytheon Company, 6.50% due
                                                                  7/15/2005...................     3,536,820      3,571,778
                                                                                                ------------   ------------
                                                                                                  59,028,574     60,854,210
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A         A2       $ 2,500,000      Bass America, Inc., 8.125% due
SERVICES--13.3%                                                   3/31/2002...................  $  2,668,930   $  2,666,800
                            A         A2         4,000,000      Carnival Cruise Lines, Inc.,
                                                                  7.70% due 7/15/2004.........     4,208,480      4,302,680
                                                                Computer Associates
                                                                  International, Inc.++:
                            A-        Baa1       8,000,000      6.25% due 4/15/2003...........     7,984,960      8,003,296
                            A-        Baa1       1,000,000      6.375% due 4/15/2005..........       994,710      1,004,401
                                                                Dillard's, Inc.:
                            A+        A2         3,000,000      9.125% due 8/01/2011..........     3,240,150      3,727,260
                            A+        A2         1,500,000      7.85% due 10/01/2012..........     1,677,420      1,678,785
                            A         A2         1,855,886      +Disney Enterprises, Inc.,
                                                                  6.85% due 1/10/2007++.......     1,854,642      1,904,696
                            A+        A1         7,000,000      Electronic Data Systems
                                                                  Corporation, 6.85% due
                                                                  5/15/2000++.................     6,994,470      7,106,442
                            A         A2         4,850,000      First Data Corp., 6.375% due
                                                                  12/15/2007..................     4,837,536      4,935,263
                            AAA       Aaa        3,000,000      Johnson & Johnson, 8.72% due
                                                                  11/01/2024..................     3,000,000      3,470,250
                            BBB-      Baa3       3,800,000      News America Inc., 7.30% due
                                                                  4/30/2028...................     3,807,676      3,909,212
                            A         A2         5,200,000      Nordstrom, Inc., 6.95% due
                                                                  3/15/2028...................     5,198,700      5,308,680
                            A-        A2         7,000,000      Sears, Roebuck & Co., 6.82%
                                                                  due 10/17/2002..............     7,014,280      7,184,870
                            BBB-      Baa3       2,500,000      TCI Communications, Inc.,
                                                                  8.75% due 8/01/2015.........     2,932,650      3,009,800
                            BBB-      Baa2       4,000,000      Time Warner Entertainment Co.,
                                                                  8.375% due 3/15/2023........     4,618,120      4,685,240
                            A-        Baa1       3,500,000      Tyco International Group S.A.,
                                                                  7% due 6/15/2028............     3,474,765      3,540,215
                            AA        Aa2        7,000,000      Wal-Mart Stores, Inc., 8.50%
                                                                  due 9/15/2024...............     7,036,810      7,996,240
                                                                                                ------------   ------------
                                                                                                  71,544,299     74,434,130
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                    Southwest Airlines, Inc.:
TRANSPORTATION--1.6%
                            A-        A3         3,000,000      9.40% due 7/01/2001...........     3,420,210      3,259,290
                            A-        A3         4,000,000      8% due 3/01/2005..............     3,980,450      4,354,400
                            A-        A3         1,000,000      7.875% due 9/01/2007..........       992,600      1,116,400
                                                                                                ------------   ------------
                                                                                                   8,393,260      8,730,090
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 AA-       A2         6,000,000      GTE California, Inc., 8.07%
COMMUNICATIONS--4.2%                                              due 4/15/2024...............     6,412,380      6,525,420
                            A         Baa1       1,500,000      GTE Corp., 9.375% due
                                                                  12/01/2000..................     1,647,090      1,607,175
                            AAA       Aaa        3,000,000      Indiana Bell Telephone Co.,
                                                                  Inc., 7.30% due 8/15/2026...     3,030,280      3,352,860
                            A         Baa2       5,300,000      MCI Communications Corp.,
                                                                  6.125% due 4/15/2012........     5,285,849      5,280,284
                                                                Southwestern Bell
                                                                  Telecommunications Corp.:
                            AA        Aa3        1,000,000      6.125% due 3/01/2000..........     1,005,000      1,003,260
                            AA        Aa3        1,000,000      6.625% due 4/01/2005..........       958,450      1,032,510
                            AA        Aa3        2,000,000      6.375% due 11/15/2007.........     2,009,520      2,029,060
                            BBB-      Baa2       2,500,000      WorldCom Inc., 7.75% due
                                                                  4/01/2007...................     2,722,350      2,711,650
                                                                                                ------------   ------------
                                                                                                  23,070,919     23,542,219
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 AAA       Aaa      $ 8,000,000      Cleveland Electric/Toledo
ELECTRIC--4.8%                                                    Edison (Class B), 7.13% due
                                                                  7/01/2007...................  $  8,392,720   $  8,582,800
                            AA-       A1         3,500,000      Pacific Gas and Electric
                                                                  Company, 6.25% due
                                                                  8/01/2003...................     3,565,275      3,536,645
                            A-        A3         2,000,000      Pennsylvania Power & Light
                                                                  Co., 6.125% due 5/01/2001...     1,998,800      2,004,800
                            A-        A3         4,000,000      Public Service Electric & Gas
                                                                  Co., 6.50% due 6/01/2000....     3,998,315      4,032,760
                            A         A2         7,500,000      Virginia Electric & Power Co.,
                                                                  8.625% due 10/01/2024.......     7,416,540      8,531,775
                                                                                                ------------   ------------
                                                                                                  25,371,650     26,688,780
---------------------------------------------------------------------------------------------------------------------------
YANKEE                      AA-       Aa2        1,500,000      ABN AMRO Holding N.V., 7.125%
CORPORATES**--10.8%                                               due 6/18/2007(1)............     1,499,265      1,575,810
                            BBB-      Baa3       5,000,000      Abitibi-Consolidated Inc.,
                                                                  6.95% due 4/01/2008(3)......     4,990,300      5,052,000
                            BBB       A3         1,500,000      AmVescap PLC, 6.375% due
                                                                  5/15/2003++(1)..............     1,497,285      1,505,791
                            A+        A1         6,000,000      Australia & New Zealand
                                                                  Banking Group Ltd., 7.55%
                                                                  due 9/15/2006(1)............     5,990,880      6,377,160
                            A-        Baa1       8,000,000      Enersis S.A., 6.90% due
                                                                  12/01/2006(3)...............     7,979,360      7,540,640
                            BBB+      Baa3       8,000,000      Fairfax Financial Holdings
                                                                  Ltd., 7.375% due
                                                                  4/15/2018(1)................     7,982,560      8,206,560
                            A         A1         2,000,000      Ford Capital B.V., 9.50% due
                                                                  6/01/2010(1)................     2,217,880      2,492,840
                            A+        A1         5,500,000      Grand Metropolitan Investment
                                                                  Corp., 6.50% due
                                                                  9/15/1999(1)................     5,615,810      5,531,570
                            AAA       Aaa        1,500,000      International Bank for
                                                                  Reconstruction &
                                                                  Development, 5.625% due
                                                                  3/17/2003(1)................     1,494,975      1,498,980
                            A         A2         5,000,000      Norsk Hydro ASA, 6.70% due
                                                                  1/15/2018(3)................     4,974,400      5,043,350
                            A+        Aa3        2,000,000      Sony Corporation, 6.125% due
                                                                  3/04/2003(3)................     1,995,760      2,004,660
                            AA+       Aaa       12,500,000      Swiss Bank Corp. NY, 7.375%
                                                                  due 6/15/2017(1)............    13,366,130     13,618,125
                                                                                                ------------   ------------
                                                                                                  59,604,605     60,447,486
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL CORPORATE
                                                                BONDS & NOTES--93.7%             509,175,947    522,711,844
---------------------------------------------------------------------------------------------------------------------------
                                                                  US GOVERNMENT OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                                   US Treasury Notes & Bonds:
OBLIGATIONS--3.0%
                            AAA       Aaa        2,500,000      5.75% due 10/31/2002..........     2,491,895      2,520,300
                            AAA       Aaa        2,000,000      5.75% due 11/30/2002..........     1,994,688      2,016,560
                            AAA       Aaa        1,000,000      5.625% due 12/31/2002.........     1,007,969      1,004,370
                            AAA       Aaa        2,500,000      5.75% due 8/15/2003...........     2,501,562      2,526,550
                            AAA       Aaa          500,000      5.875% due 2/15/2004..........       490,156        509,220
                            AAA       Aaa        2,500,000      7.25% due 8/15/2004...........     2,673,281      2,719,925
                            AAA       Aaa        5,000,000      6.125% due 11/15/2027.........     5,310,781      5,357,800
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL US GOVERNMENT
                                                                OBLIGATIONS--3.0%                 16,470,332     16,654,725
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                                  FACE                                                            VALUE
                                                 AMOUNT             SHORT-TERM SECURITIES           COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                     $ 9,903,000      Nikko Securities Company,
AGREEMENTS***--1.7%                                               purchased on 6/30/1998 to
                                                                  yield 6.15% to 7/01/1998....  $  9,903,000   $  9,903,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM
                                                                SECURITIES--1.7%                   9,903,000      9,903,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS--98.4%......  $535,549,279    549,269,569
                                                                                                ============
                                                                OTHER ASSETS LESS
                                                                  LIABILITIES--1.6%...........                    8,759,434
                                                                                                               ------------
                                                                NET ASSETS--100.0%............                 $558,029,003
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

* Not Rated.

** Corresponding industry groups for foreign securities, which are denominated in US dollars:
 (1) Financial Institution
 (2) Government Entity
 (3) Industrial

*** Repurchase Agreements are fully collateralized by US Government Obligations.

+ Subject to principal paydowns.

++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

+++ Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $5,970,000, representing 1.1% of net assets.

--------------------------------------------------------------------------------------------------------------
                                                                                                      VALUE
                           ISSUE                                  ACQUISITION DATE       COST       (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
First Dominion Funding I, 6.431% due 6/10/2013..............         5/20/1998        $5,977,422    $5,970,000
--------------------------------------------------------------------------------------------------------------
TOTAL                                                                                 $5,977,422    $5,970,000
                                                                                      ==========    ==========
--------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$535,549,279) (Note
  1a).......................................................               $549,269,569
Cash........................................................                        771
Receivables:
  Interest..................................................  $8,257,081
  Securities sold...........................................   2,028,663
  Capital shares sold.......................................     819,870
  Loaned securities (Note 6)................................         546     11,106,160
                                                              ----------
Prepaid expenses and other assets...........................                     35,168
                                                                           ------------
Total assets................................................                560,411,668
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   2,119,156
  Investment adviser (Note 2)...............................     201,551
  Capital shares redeemed...................................      14,836      2,335,543
                                                              ----------
Accrued expenses and other liabilities......................                     47,122
                                                                           ------------
Total liabilities...........................................                  2,382,665
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $558,029,003
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................               $  4,570,035
Paid-in capital in excess of par............................                549,738,380
Undistributed investment income--net........................                  3,033,500
Accumulated realized capital losses on investments--net
  (Note 5)..................................................                (13,033,202)
Unrealized appreciation on investments--net.................                 13,720,290
                                                                           ------------
NET ASSETS..................................................               $558,029,003
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $558,029,003 and 45,700,350
  shares outstanding........................................               $      12.21
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1d):
Interest and discount earned................................               $18,648,481
Other income................................................                    18,907
                                                                           -----------
Total income................................................                18,667,388
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $1,116,993
Accounting services (Note 2)................................      42,942
Custodian fees..............................................      22,467
Professional fees...........................................      16,120
Printing and shareholder reports............................      13,975
Directors' fees and expenses................................       5,186
Pricing services............................................       3,710
Transfer agent fees (Note 2)................................       2,226
Registration fees...........................................         155
Other.......................................................       2,767
                                                              ----------
Total expenses..............................................                 1,226,541
                                                                           -----------
Investment income--net......................................                17,440,847
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1d &
  3):
Realized gain on investments--net...........................                 3,357,553
Change in unrealized appreciation on investments--net.......                 1,443,841
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $22,242,241
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1998    DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 17,440,847       $ 34,680,688
Realized gain (loss) on investments--net....................       3,357,553           (659,507)
Change in unrealized appreciation on investments--net.......       1,443,841          8,588,890
                                                                ------------       ------------
Net increase in net assets resulting from operations........      22,242,241         42,610,071
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1E):
Investment income--net:
  Class A...................................................     (17,587,450)       (34,630,429)
                                                                ------------       ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (17,587,450)       (34,630,429)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital
  share transactions........................................      25,604,169        (18,603,327)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      30,258,960        (10,623,685)
Beginning of period.........................................     527,770,043        538,393,728
                                                                ------------       ------------
End of period*..............................................    $558,029,003       $527,770,043
                                                                ============       ============
--------------------------------------------------------------------------------------------------
*Undistributed investment income--net.......................    $  3,033,500       $  3,180,103
                                                                ============       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                    CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE       ----------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                     FOR THE SIX             FOR THE YEAR ENDED DECEMBER 31,
                                                    MONTHS ENDED     -----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:             JUNE 30, 1998      1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  12.11       $  11.91     $  12.45     $  11.12     $  12.64
                                                      --------       --------     --------     --------     --------
Investment income--net............................         .40            .78          .80          .82          .77
Realized and unrealized gain (loss) on
  investments--net................................         .10            .20         (.55)        1.34        (1.36)
                                                      --------       --------     --------     --------     --------
Total from investment operations..................         .50            .98          .25         2.16         (.59)
                                                      --------       --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net..........................        (.40)          (.78)        (.79)        (.83)        (.76)
  In excess of realized gain on
    investments--net..............................          --             --           --           --         (.17)
                                                      --------       --------     --------     --------     --------
Total dividends and distributions.................        (.40)          (.78)        (.79)        (.83)        (.93)
                                                      --------       --------     --------     --------     --------
Net asset value, end of period....................    $  12.21       $  12.11     $  11.91     $  12.45     $  11.12
                                                      ========       ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................       4.18%++        8.64%        2.21%       20.14%       (4.80%)
                                                      ========       ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................        .46%*          .47%         .49%         .50%         .54%
                                                      ========       ========     ========     ========     ========
Investment income--net............................       6.50%*         6.62%        6.67%        7.00%        6.74%
                                                      ========       ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........    $558,029       $527,770     $538,394     $489,838     $391,234
                                                      ========       ========     ========     ========     ========
Portfolio turnover................................      62.08%         89.22%       91.88%       90.12%      139.89%
                                                      ========       ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------

++ Aggregate total investment return.

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A Shares and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Prime Bond Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates:
0.50% of such average daily net assets not exceeding $250 million; 0.45% of such average daily net assets in excess of $250 million but not more than $500 million; 0.40% of such average daily net assets in excess of $500 million but not more than $750 million; and 0.35% of such average daily net assets in excess of $750 million. For the six months ended June 30, 1998, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $1,127,365,000.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed

--------------------------------------------------------------------------------

on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1998, the Fund paid Merrill Lynch Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Inc., $4,618 for providing security price quotations to compute the net asset value of the Fund.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $347,186,560 and $323,995,037, respectively.

  Net realized gains for the six months ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:

------------------------------------------------------------------
                                           Realized    Unrealized
                                            Gains         Gains
------------------------------------------------------------------
Long-term investments...................  $3,357,553   $13,720,290
                                          ----------   -----------
Total...................................  $3,357,553   $13,720,290
                                          ==========   ===========
------------------------------------------------------------------

  At June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $13,720,290, of which $15,940,227 related to appreciated securities and $2,219,937 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $535,549,279.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $25,604,169 and $(18,603,327) for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Six Months                        Dollar
Ended June 30, 1998                         Shares       Amount
------------------------------------------------------------------
Shares sold.............................   1,663,940   $20,195,895
Shares issued to shareholders in
 reinvestment of dividends..............   1,457,308    17,587,450
                                          ----------   -----------
Total issued............................   3,121,248    37,783,345
Shares redeemed.........................  (1,006,705)  (12,179,176)
                                          ----------   -----------
Net increase............................   2,114,543   $25,604,169
                                          ==========   ===========
------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1997                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,589,337    $ 42,528,752
Shares issued to shareholders in
 reinvestment of dividends...........   2,931,101      34,630,429
                                       ----------    ------------
Total issued.........................   6,520,438      77,159,181
Shares redeemed......................  (8,146,214)    (95,762,508)
                                       ----------    ------------
Net decrease.........................  (1,625,776)   $(18,603,327)
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31,1997, the Fund had a net capital loss carryforward of approximately $16,332,000, of which $14,796,000 expires in 2002, $855,000 expires in 2003 and $681,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

6. LOANED SECURITIES:

At June 30, 1998, the Fund held US Treasury bonds having an aggregate value of approximately $3,232,000, as collateral for portfolio securities loaned having a market value of approximately $3,215,000.

7. SUBSEQUENT EVENT:

On July 1, 1998, the Company's Board of Directors declared an ordinary income dividend in the amount of $.066378 per share payable on July 1, 1998 to shareholders of record as of July 1, 1998.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on US capital markets.

PORTFOLIO MATTERS

  As of June 30, 1998, the Fund's asset allocation was: US stocks, 85% of net assets; foreign stocks, 14%; and cash reserves, 1%.

  During the first six months of 1998, we increased the Fund's allocation to foreign equities from 7% of net assets to 14%. We concentrated the Fund's new positions in Europe, purchasing shares of Alstom, Daimler-Benz AG and UPM-Kymmene Oyj. We allocated the Fund's remaining foreign equity assets to Canadian companies Magna International, Inc. and The Seagram Company Ltd., as well as to the Japanese company, Sony Corporation.

  In the US equity portion of the Fund's portfolio, we continued to place emphasis on the shares of companies that we believed would benefit from a healthy US economy and a high level of consumer confidence. We also preferred companies that we believed have limited exposure to the economic problems of Asia. The Fund's largest weighting as of June 30, 1998 was in the consumer-related sectors, both cyclicals and staples. Representation in these sectors included Carnival Corp. in leisure and tourism, Wal-Mart Stores, Inc. in the merchandising sector and Bristol-Myers Squibb Co. in the health and personal care sector. Other sectors with significant representation were financial services, specifically insurance, and technology. We also shifted assets away from the largest-capitalization issues through the sales of positions in American Express Company, Microsoft Corp. and Pfizer, Inc.

IN CONCLUSION

  We appreciate your investment in Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +22.40%        +14.85%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       +22.40%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                                                  +17.44
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98                                                   +15.52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                                  SHARES                                                         VALUE       PERCENT OF
INDUSTRY                            HELD            STOCKS & WARRANTS              COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE              260,000      GenCorp, Inc. ...............    $  7,589,255   $  6,565,000       0.7%
                                  80,000      +Orbital Sciences Corp. .....       2,054,827      2,990,000       0.3
                                                                               ------------   ------------     -----
                                                                                  9,644,082      9,555,000       1.0
-----------------------------------------------------------------------------------------------------------------------
AIRLINES                         163,000      +US Airways Group Inc. ......       6,016,537     12,917,750       1.4
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                 308,000      Federal-Mogul Corp. .........      12,676,233     20,790,000       2.3
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL & LEASING      356,500      +Avis Rent-A-Car, Inc. ......       7,759,464      8,823,375       1.0
                                 260,000      Hertz Corp. (Class A)........       9,750,454     11,521,250       1.2
                                                                               ------------   ------------     -----
                                                                                 17,509,918     20,344,625       2.2
-----------------------------------------------------------------------------------------------------------------------
BANKING                          210,000      Bank of New York Co.,
                                                Inc. ......................       4,459,316     12,744,375       1.4
                                  60,000      Bank of New York Co., Inc.
                                                (Warrants)(c)..............         433,750     10,800,000       1.2
                                 149,200      BankAmerica Corporation......       7,807,115     12,896,475       1.4
                                 309,900      First Union Corporation......      15,243,173     18,051,675       1.9
                                                                               ------------   ------------     -----
                                                                                 27,943,354     54,492,525       5.9
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING--MEDIA              586,500      +Capstar Broadcasting Corp.
                                                (Class A)..................      11,143,500     14,735,813       1.6
                                 209,000      +Chancellor Media Corp. .....       6,925,490     10,371,625       1.1
                                                                               ------------   ------------     -----
                                                                                 18,068,990     25,107,438       2.7
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                        238,200      Great Lakes Chemical
                                                Corp. .....................      10,174,066      9,394,013       1.0
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES              360,000      +Gartner Group, Inc.
                                                (Class A)..................      12,215,534     12,577,500       1.4
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                163,500      +Cisco Systems, Inc. ........       9,693,907     15,052,219       1.6
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                271,200      +BMC Software, Inc. .........       5,091,115     14,085,450       1.5
                                 207,500      Computer Associates
                                                International, Inc. .......       5,678,779     11,529,219       1.3
                                                                               ------------   ------------     -----
                                                                                 10,769,894     25,614,669       2.8
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS                        433,000      COMPAQ Computer Corp. .......      14,209,496     12,286,375       1.3
                                  86,600      International Business
                                                Machines Corp. ............       9,019,416      9,942,763       1.1
                                                                               ------------   ------------     -----
                                                                                 23,228,912     22,229,138       2.4
-----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                683,200      Dial Corporation (The).......      13,653,219     17,720,500       1.9
-----------------------------------------------------------------------------------------------------------------------
CONTAINERS                       341,000      +Owens-Illinois, Inc. .......       9,908,876     15,259,750       1.7
-----------------------------------------------------------------------------------------------------------------------
COSMETICS                        118,400      Gillette Company.............       6,768,606      6,711,800       0.7
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT             160,000      General Electric Co. ........      11,666,668     14,560,000       1.6
-----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                      124,300      Intel Corporation............      10,197,268      9,205,969       1.0
                                 158,500      Texas Instruments Inc. ......      10,297,317      9,242,531       1.0
                                                                               ------------   ------------     -----
                                                                                 20,494,585     18,448,500       2.0
-----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                    318,400      +Premier Parks Inc. .........      17,941,316     21,213,400       2.3
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES               330,800      +Heller Financial, Inc. .....       9,204,476      9,924,000       1.1
                                 155,800      Providian Financial Corp. ...       9,717,155     12,240,037       1.3
                                                                               ------------   ------------     -----
                                                                                 18,921,631     22,164,037       2.4
-----------------------------------------------------------------------------------------------------------------------
FOODS                            246,000      +Keebler Foods Co. ..........       6,949,540      6,765,000       0.7
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--ARGENTINA*              146,000      Yacimientos Petroliferos
                                                Fiscales S.A.
                                                (ADR)(a)(10)...............       4,451,032      4,389,125       0.5
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--CANADA*                 143,800      +Imax Corporation(6).........       3,832,321      3,235,500       0.3
                                 157,600      Magna International, Inc.
                                                (Class A)(2)...............      10,271,216     10,815,300       1.2
                                 230,000      Seagram Company Ltd.
                                                (The)(3)...................       9,860,278      9,415,625       1.0
                                                                               ------------   ------------     -----
                                                                                 23,963,815     23,466,425       2.5
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--FINLAND*                615,000      UPM-Kymmene Oyj(9)...........      19,342,390     16,942,149       1.8
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES                                                         VALUE       PERCENT OF
INDUSTRY                            HELD            STOCKS & WARRANTS              COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--FRANCE*                 505,500      +Alstom(7)...................    $ 17,238,015   $ 16,645,073       1.8%
                                 171,600      +ST Microelectronics N.V. (NY
                                                Registered Shares)(11).....      14,200,285     11,990,550       1.3
                                                                               ------------   ------------     -----
                                                                                 31,438,300     28,635,623       3.1
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--GERMANY*                178,100      Daimler-Benz AG(1)...........      17,421,749     17,512,049       1.9
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--JAPAN*                   44,000      Sony Corporation
                                                (ADR)(a)(4)................       3,235,891      3,786,750       0.4
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--NETHERLANDS*            321,100      Royal Dutch Petroleum Co. (NY
                                                Registered
                                                Shares)(8).................      17,807,223     17,600,294       1.9
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--SOUTH KOREA*              2,688      +Hyundai Engineering &
                                                Construction Co., Ltd.
                                                (GDR)(b)(d)(5).............          34,497            847       0.0
-----------------------------------------------------------------------------------------------------------------------
FOREIGN--UNITED KINGDOM*         397,052      Diageo PLC (ADR)(a)(3).......      16,863,446     19,132,943       2.1
-----------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS                 222,200      Black & Decker Corporation
                                                (The)......................       7,442,791     13,554,200       1.5
-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE--                     194,000      Columbia/HCA Healthcare
PRODUCTS/SERVICES                               Corp. .....................       5,943,511      5,650,250       0.6
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                        157,500      Allmerica Financial Corp. ...       9,672,916     10,237,500       1.1
                                 292,000      Equitable Companies
                                                Inc. (The) ................      15,347,662     21,881,750       2.4
                                 327,000      Travelers Group, Inc. .......      13,125,038     19,824,375       2.1
                                 152,200      UNUM Corporation.............       4,828,905      8,447,100       0.9
                                                                               ------------   ------------     -----
                                                                                 42,974,521     60,390,725       6.5
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                        399,300      Ingersoll-Rand Co. ..........      11,982,947     17,594,156       1.9
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING                    215,600      Tyco International Ltd. .....      11,149,255     13,582,800       1.5
-----------------------------------------------------------------------------------------------------------------------
MEDICAL                          165,300      Beckman Coulter Inc. ........       9,922,152      9,628,725       1.0
-----------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES                 548,368      +HEALTHSOUTH Corporation.....      14,867,891     14,634,571       1.6
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                      450,000      El Paso Natural Gas
                                                Company....................      11,417,701     17,212,500       1.9
                                 227,500      Enron Corp. .................       9,843,119     12,299,219       1.3
                                                                               ------------   ------------     -----
                                                                                 21,260,820     29,511,719       3.2
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICE                      108,000      Schlumberger Ltd. ...........       6,305,990      7,377,750       0.8
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM                        407,000      Unocal Corp. ................      14,976,338     14,550,250       1.6
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                  158,000      Bristol-Myers Squibb Co. ....      15,010,381     18,160,125       2.0
                                 262,500      Warner-Lambert Company.......      12,517,750     18,210,937       2.0
                                                                               ------------   ------------     -----
                                                                                 27,528,131     36,371,062       4.0
-----------------------------------------------------------------------------------------------------------------------
PRINTING/PUBLISHING              378,600      +World Color Press, Inc. ....      11,378,140     13,251,000       1.4
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                         54,800      Burlington Northern
                                                Santa Fe Inc. .............       5,086,509      5,380,675       0.6
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE                      170,950      Starwood Hotels &
INVESTMENT TRUSTS                               Resorts(e).................       5,653,340      8,259,022       0.9
-----------------------------------------------------------------------------------------------------------------------
RETAIL                           425,000      +Safeway Inc. ...............      12,389,021     17,292,187       1.9
                                 254,000      Sears, Roebuck & Co. ........      12,829,430     15,509,875       1.7
                                 369,000      Wal-Mart Stores, Inc. .......      15,213,293     22,416,750       2.4
                                                                               ------------   ------------     -----
                                                                                 40,431,744     55,218,812       6.0
-----------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                 300,000      Lowe's Companies, Inc. ......      10,809,478     12,168,750       1.3
                                 476,200      Rite Aid Corporation.........       8,384,634     17,887,262       1.9
                                                                               ------------   ------------     -----
                                                                                 19,194,112     30,056,012       3.2
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES                                                         VALUE       PERCENT OF
INDUSTRY                            HELD            STOCKS & WARRANTS              COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS               252,000      +SmarTalk TeleServices,
                                                Inc........................    $  6,942,358   $  3,559,500       0.4%
                                 262,569      +Tele-Communications, Inc.
                                                (Class A)..................       4,748,992     10,076,085       1.1
                                 710,862      +Tele-Communications TCI
                                                Ventures Group.............       5,919,015     14,217,240       1.5
                                 407,200      +WorldCom Inc. ..............      11,945,769     19,672,850       2.1
                                                                               ------------   ------------     -----
                                                                                 29,556,134     47,525,675       5.1
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                 425,600      Carnival Corp. (Class A).....       6,326,276     16,864,400       1.8
                                 113,100      Royal Caribbean
                                                Cruises Ltd. ..............       5,114,186      8,991,450       1.0
                                                                               ------------   ------------     -----
                                                                                 11,440,462     25,855,850       2.8
-----------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT                 388,300      +USA Waste Services, Inc. ...      16,201,249     19,172,312       2.1
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL STOCKS & WARRANTS           712,100,248    909,949,635      98.5
-----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT            SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $9,941,000      General Motors Acceptance
                                                Corp., 6.50% due
                                                7/01/1998..................       9,939,205      9,939,205       1.1
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES         9,939,205      9,939,205       1.1
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS............    $722,039,453    919,888,840      99.6
                                                                               ============
                                              UNREALIZED APPRECIATION ON
                                                FORWARD FOREIGN EXCHANGE
                                                CONTRACTS***...............                        558,326       0.1
                                              OTHER ASSETS LESS
                                                LIABILITIES................                      3,355,005       0.3
                                                                                              ------------     -----
                                              NET ASSETS...................                   $923,802,171     100.0%
                                                                                              ============     =====
-----------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Formerly Starwood Lodging Trust.

* Corresponding industry groups for foreign securities:

 (1) Auto & Truck

 (2) Automobile Parts

 (3) Beverages

 (4) Electronics

 (5) Engineering & Construction

 (6) Entertainment

 (7) Machinery & Equipment

 (8) Oil--International

 (9) Paper & Forest Products

(10) Petroleum

(11) Semiconductors

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

*** Forward foreign exchange contracts sold as of June 30, 1998 were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                                                                          APPRECIATION
                                                                                                         (DEPRECIATION)
                           FOREIGN CURRENCY SOLD                              EXPIRATION DATE              (NOTE 1b)
-----------------------------------------------------------------------------------------------------------------------
C$    30,000,000  ..........................................................    July 1998                   $ (7,922)
DM    63,100,000  ..........................................................    July 1998                    396,801
Fim   87,400,000  ..........................................................  September 1998                  72,909
Frf  173,100,000  ..........................................................    July 1998                     91,255
L     11,100,000  ..........................................................    July 1998                    (21,903)
Y    495,000,000  ..........................................................  September 1998                  27,186
-----------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET (US$
COMMITMENT--$122,760,696)                                                                                   $558,326
                                                                                                            ========
-----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$722,039,453) (Note
  1a).......................................................               $919,888,840
Unrealized appreciation on forward foreign exchange
  contracts (Note 1b).......................................                    558,326
Receivables:
  Securities sold...........................................  $2,663,458
  Dividends.................................................   2,457,480      5,120,938
                                                              ----------
Prepaid expenses and other assets (Note 1f).................                     52,081
                                                                           ------------
Total assets................................................                925,620,185
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   1,173,408
  Investment adviser (Note 2)...............................     346,006
  Forward foreign exchange contracts (Note 1b)..............     105,475
  Capital shares redeemed...................................      48,003      1,672,892
                                                              ----------
Accrued expenses and other liabilities......................                    145,122
                                                                           ------------
Total liabilities...........................................                  1,818,014
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $923,802,171
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................               $  2,438,521
Paid-in capital in excess of par............................                646,140,738
Undistributed investment income--net........................                  5,194,743
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                 71,652,575
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                198,375,594
                                                                           ------------
NET ASSETS..................................................               $923,802,171
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS VALUE:
Class A--Based on net assets of $923,802,171 and 24,385,205
  shares outstanding........................................               $      37.88
                                                                           ============
---------------------------------------------------------------------------------------

   + The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $291,330 foreign withholding tax).........                $  6,739,915
Interest and discount earned................................                     453,775
Other income................................................                     158,247
                                                                            ------------
Total income................................................                   7,351,937
                                                                            ------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $ 1,968,212
Accounting services (Note 2)................................       73,745
Custodian fees..............................................       37,583
Professional fees...........................................       25,506
Printing and shareholder reports............................       20,388
Directors' fees and expenses................................        8,724
Registration fees (Note 1f).................................        8,086
Transfer agent fees (Note 2)................................        2,251
Pricing services............................................        1,018
Other.......................................................        4,214
                                                              -----------
Total expenses..............................................                   2,149,727
                                                                            ------------
Investment income--net......................................                   5,202,210
                                                                            ------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain from:
  Investments--net..........................................   72,532,711
  Foreign currency transactions--net........................      322,639     72,855,350
                                                              -----------
Change in unrealized appreciation on:
  Investments--net..........................................   48,508,230
  Foreign currency transactions--net........................      518,745     49,026,975
                                                              -----------   ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                 121,882,325
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $127,084,535
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:               JUNE 30, 1998    DECEMBER 31, 1997
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  5,202,210       $  9,621,453
Realized gain on investments and foreign currency
  transactions--net.........................................    72,855,350        113,655,662
Change in unrealized appreciation on investments and foreign
  currency transactions--net................................    49,026,975         50,541,550
                                                              -------------      ------------
Net increase in net assets resulting from operations........   127,084,535        173,818,665
                                                              -------------      ------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...................................................    (8,061,972)        (5,217,029)
Realized gain on investments--net:
  Class A...................................................  (115,958,721)       (37,207,312)
                                                              -------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................  (124,020,693)       (42,424,341)
                                                              -------------      ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital
  share transactions........................................    45,674,347        (50,605,570)
                                                              -------------      ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    48,738,189         80,788,754
Beginning of period.........................................   875,063,982        794,275,228
                                                              -------------      ------------
End of period*..............................................  $923,802,171       $875,063,982
                                                              =============      ============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  5,194,743       $  8,054,505
                                                              =============      ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                        CLASS A+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE             ------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                           FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                          MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   JUNE 30, 1998     1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................        $  38.42      $  32.83    $  32.76    $  27.74    $  29.02
                                                            --------      --------    --------    --------    --------
Investment income--net..............................             .20           .41         .58         .58         .38
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net............            4.70          6.94        4.44        5.48        (.74)
                                                            --------      --------    --------    --------    --------
Total from investment operations....................            4.90          7.35        5.02        6.06        (.36)
                                                            --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net............................            (.35)         (.22)       (.66)       (.45)       (.25)
  Realized gain on investments--net.................           (5.09)        (1.54)      (4.29)       (.59)       (.67)
                                                            --------      --------    --------    --------    --------
Total dividends and distributions...................           (5.44)        (1.76)      (4.95)      (1.04)       (.92)
                                                            --------      --------    --------    --------    --------
Net asset value, end of period......................        $  37.88      $  38.42    $  32.83    $  32.76    $  27.74
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................          14.85%++      23.70%      17.90%      22.61%      (1.20%)
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................            .47%*         .48%        .49%        .51%        .54%
                                                            ========      ========    ========    ========    ========
Investment income--net..............................           1.14%*        1.16%       1.89%       1.94%       1.39%
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............        $923,802      $875,064    $794,275    $644,551    $464,360
                                                            ========      ========    ========    ========    ========
Portfolio turnover..................................          52.45%       100.08%      88.30%     140.32%      60.57%
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------

   + Based on average shares outstanding.

   ++ Aggregate total investment return.

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Quality Equity Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on

--------------------------------------------------------------------------------

the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds.

  For such services, the Fund pays a monthly fee at the following annual rates:
0.500% of the Fund's average daily net assets not exceeding $250 million; 0.450% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.400% of average daily net assets in excess of $400 million.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $50,538 in commissions on the execution of portfolio security transactions.
  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $474,078,397 and $542,088,499, respectively.

  Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:

----------------------------------------------------------------------
                                          Realized        Unrealized
                                       Gains (Losses)   Gains (Losses)
----------------------------------------------------------------------
Long-term investments................   $72,532,708      $197,849,387
Short-term investments...............             3                --
Forward foreign exchange contracts...       332,098           558,326
Foreign currency transactions........        (9,459)          (32,119)
                                        -----------      ------------
Total................................   $72,855,350      $198,375,594
                                        ===========      ============
----------------------------------------------------------------------

  At June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $197,849,387, of which $215,040,081 related to appreciated securities and $17,190,694 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $722,039,453.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $45,674,347 and $(50,605,570) for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:
---------------------------------------------------------

Class A Shares for the Six Months Ended                  Dollar
June 30, 1998                              Shares        Amount
-------------------------------------------------------------------
Shares sold...........................      249,123   $   8,584,616
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................    3,754,789     124,020,693
                                         ----------   -------------
Total issued..........................    4,003,912     132,605,309
Shares redeemed.......................   (2,392,189)    (86,930,962)
                                         ----------   -------------
Net increase..........................    1,611,723   $  45,674,347
                                         ==========   =============
-------------------------------------------------------------------

---------------------------------------------------------

Class A Shares for the Year Ended                      Dollar
December 31, 1997                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     762,740   $  26,562,888
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,378,757      42,424,341
                                       ----------   -------------
Total issued.........................   2,141,497      68,987,229
Shares redeemed......................  (3,562,259)   (119,592,799)
                                       ----------   -------------
Net decrease.........................  (1,420,762)  $ (50,605,570)
                                       ==========   =============
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six-month period ended June 30, 1998, Reserve Assets Fund's net annualized yield was 5.09%*. The Fund's 7-day yield Class A Shares as of June 30, 1998 was 5.01%. The average portfolio maturity was 76 days at June 30, 1998, compared to 70 days at December 31, 1997.

THE ENVIRONMENT

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on the US capital markets.

  During the six-month period ended June 30, 1998 we maintained a constructive average life for the Fund in order to take advantage of a trend toward lower interest rates. The Fund's composition at the end of June and as of our last report is detailed below:

------------------------------------------------------
              Issue                6/30/98    12/31/97
------------------------------------------------------
Bank Notes.......................    15.0%      11.6%
Certificates of Deposit..........     1.1        3.6
Certificates of
  Deposit--Yankee................     2.0        2.6
Commercial Paper.................    45.0       44.8
Corporate Notes..................    15.2        3.4
Funding Agreements...............     4.5        4.7
Medium-Term Notes................      --        6.4
Repurchase Agreements............      --        1.7
US Government Agency &
  Instrumentality Obligations--
  Discount.......................     0.5        3.7
US Government Agency &
  Instrumentality Obligations--
  Non-Discount...................    16.8       19.0
Liabilities in Excess of Other
  Assets.........................    (0.1)      (1.5)
                                    -----      -----
Total............................   100.0%     100.0%
                                    =====      =====
------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

August 3, 1998

---------------

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                                 FACE                                                   INTEREST   MATURITY     VALUE
                                AMOUNT                         ISSUE                     RATE*       DATE     (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--15.0%             $  200,000      American Express Centurion Bank+........   5.598%     3/19/99  $   200,000
                                 100,000      Bank of New York (The)..................   5.85       8/20/98      100,020
                                 100,000      Comerica Bank, Detroit+.................   5.566      2/02/99       99,977
                                 100,000      Comerica Bank, Detroit+.................   5.556      2/09/99       99,971
                                 100,000      FCC National Bank.......................   5.65       3/03/99       99,864
                                 150,000      FNB of Chicago..........................   5.89       8/26/98      150,057
                                 200,000      FNB of Chicago..........................   5.52       2/16/99      199,567
                                 200,000      First Tennessee Bank N.A., Memphis......   5.82       4/30/99      200,004
                                 100,000      Huntington National Bank+...............   5.546      1/20/99       99,973
                                 100,000      KeyBank, N.A.+..........................   5.52       8/20/98       99,990
                                 500,000      KeyBank, N.A.+..........................   5.52       8/28/98      499,946
                                 100,000      LaSalle National Bank, Chicago..........   5.55       2/05/99       99,806
                                 400,000      LaSalle National Bank, Chicago..........   5.55       2/08/99      397,938
                                 100,000      LaSalle National Bank, Chicago..........   5.55       2/22/99       99,800
                                 400,000      PNC Bank N.A.+..........................   5.60      10/01/98      399,932
                                 500,000      PNC Bank N.A.+..........................   5.57       1/29/99      499,797
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL BANK NOTES (COST--$3,348,930)                              3,346,642
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                  250,000      Chase Manhattan Bank USA, N.A. .........   5.87       7/21/98      250,013
DEPOSIT--1.1%
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CERTIFICATES OF DEPOSIT (COST--$250,000)                     250,013
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                  100,000      ABN-AMRO Bank N.V., Chicago.............   5.77       7/28/98       99,995
DEPOSIT--YANKEE--2.0%            250,000      Bayerische Vereinsbank AG, New York.....   5.71      10/06/98      249,846
                                 100,000      Westdeutsche Landesbank Girozentrale,
                                                New York..............................   5.83       8/03/98      100,003
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CERTIFICATES OF DEPOSIT--YANKEE (COST--$449,958)             449,844
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--45.0%        1,000,000      Aesop Funding Corp. ....................   5.54       7/08/98      998,923
                                 284,000      Alpine Securitization Corp. ............   5.55       7/09/98      283,650
                                 350,000      Apreco Inc. ............................   5.60       7/01/98      350,000
                                 305,000      Apreco Inc. ............................   5.54       7/24/98      303,919
                                 531,000      Carnival (UK) PLC.......................   5.52       8/19/98      526,953
                                 533,000      Carnival (UK) PLC.......................   5.53       8/19/98      528,937
                                 308,000      Concord Minutemen Capital Co. LLC.......   6.50       7/01/98      308,000
                                 252,000      Countrywide Home Loans, Inc. ...........   5.53       7/21/98      251,223
                                 511,000      Countrywide Home Loans, Inc. ...........   5.54       8/28/98      506,390
                                 282,000      Countrywide Home Loans, Inc. ...........   5.535      9/02/98      279,236
                                 250,000      Credit Suisse First Boston, Inc.........   5.50       2/16/99      241,151
                                 215,000      Cregem North America, Inc. .............   5.50       7/01/98      215,000
                                 192,000      Finova Capital Corp. ...................   5.55       9/14/98      189,760
                                 150,000      General Electric Capital Corp. .........   5.47       2/18/99      144,645
                                 473,000      Lehman Brothers Holdings, Inc. .........   5.54       9/23/98      466,819
                                 500,000      Lehman Brothers Holdings, Inc. .........   5.54      12/22/98      486,563
                                 454,000      Lexington Parker Capital Co. LLC .......   5.57       7/10/98      453,368
                                 602,000      Morgan (J.P.) & Co., Inc. ..............   5.36       7/17/98      600,515
                                 100,000      Morgan Stanley, Dean Witter & Co. ......   5.616      2/08/99      100,000
                                 497,000      Old Line Funding Corp. .................   5.53       7/02/98      496,924
                                 477,000      Rexam PLC ..............................   5.56       7/22/98      475,453
                                 500,000      Salomon, Smith Barney Holdings, Inc.....   5.48       7/16/98      498,844
                                 294,000      Salomon, Smith Barney Holdings, Inc.....   5.51       8/14/98      292,006
                                 382,000      Three Rivers Funding Corp. .............   5.63       7/14/98      381,223
                                 676,000      Windmill Funding Corp. .................   5.55       7/07/98      675,375
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMERCIAL PAPER (COST--$10,055,416)                      10,054,877
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--15.2%           100,000      Associates Corp. of North America.......   6.75       6/28/99      100,790
                                 200,000      CIT Group Holdings, Inc. (The)..........   6.50       7/13/98      200,157
                                 100,000      CIT Group Holdings, Inc. (The)..........   5.58       8/17/98       99,989
                                 100,000      CIT Group Holdings, Inc. (The)..........   5.64       1/12/99       99,974
                                 250,000      CIT Group Holdings, Inc. (The)..........   5.54       6/28/99      249,803
                                  44,829      Chase Manhattan Auto Owners Trust
                                                1998-A, Class A-1++...................   5.549      3/12/99       44,812
                                 100,000      Chase Manhattan Corp. ..................   5.597      3/25/99       99,993

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                   INTEREST   MATURITY     VALUE
                                AMOUNT                         ISSUE                     RATE*       DATE     (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------
CORPORATE                     $   49,218      Ford Owners Trust 1998-A++..............   5.545%     2/16/99  $    49,125
NOTES                            200,000      General Electric Capital Corp. .........   5.57       6/03/99      199,909
(CONCLUDED)                      200,000      General Motors Acceptance Corp. ........   7.375      5/26/99      202,660
                                 100,000      General Motors Acceptance Corp. ........   6.55       6/04/99      100,640
                                 100,000      General Motors Acceptance Corp. ........   7.375      6/09/99      101,390
                                 100,000      General Motors Acceptance Corp. ........   5.702      2/27/01       99,893
                                 100,000      Goldman Sachs Group, L.P. ..............   5.656      7/13/99      100,012
                                 250,000      IBM Credit Corp. .......................   5.868      8/13/98      250,234
                                 250,000      IBM Credit Corp. .......................   6.625      4/19/99      251,525
                                 544,843      LABS Trust Series 1996-4   Senior
                                              Notes+++................................   5.656     12/28/98      544,843
                                 100,000      Morgan Stanley, Dean Witter & Co. ......   5.544      1/15/99      100,000
                                 300,000      Norwest Corporation.....................   6.00      10/13/98      300,150
                                  37,895      Premier Auto Trust 1998-1++.............   5.545     11/06/98       37,867
                                  58,112      Premier Auto Trust 1998-2++.............   5.608     12/06/98       58,079
                                  90,890      Premier Auto Trust 1998-3++.............   5.62       2/08/99       90,890
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE NOTES (COST--$3,383,141)                         3,382,735
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--4.5%       1,000,000      Jackson National Life Insurance Co.+....   5.672      5/03/99    1,000,000
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL FUNDING AGREEMENTS (COST--$1,000,000)                      1,000,000
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY &            10,000      Federal National Mortgage Association...   5.50       8/05/98        9,947
INSTRUMENTALITY
OBLIGATIONS--                     37,000      Federal National Mortgage Association...   5.49       8/27/98       36,680
DISCOUNT--0.5%                    62,000      Federal National Mortgage Association...   5.47       9/30/98       61,146
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL US GOVERNMENT AGENCY & INSTRUMENTALITY
                                              OBLIGATIONS--DISCOUNT (COST--$107,768)                             107,773
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &          300,000      Federal Home Loan Banks+................   5.592     10/20/98      299,973
INSTRUMENTALITY
OBLIGATIONS--                    150,000      Federal Home Loan Banks.................   5.99       8/11/99      149,985
NON-DISCOUNT--16.8%              100,000      Federal Home Loan Banks.................   5.855      1/20/00       99,930
                                  50,000      Federal Home Loan Banks.................   5.865      3/17/00       49,955
                                 100,000      Federal Home Loan Banks.................   5.705      3/23/00       99,860
                                 100,000      Federal Home Loan Banks.................   5.875      5/18/00      100,030
                                 100,000      Federal Home Loan Mortgage Corp. .......   5.685      8/21/98      100,093
                                 300,000      Federal National Mortgage
                                              Association+............................   5.596     10/20/98      299,960
                                 200,000      Federal National Mortgage Association...   5.37       2/26/99      199,682
                                 700,000      Federal National Mortgage
                                              Association+............................   5.521      3/03/99      699,802
                                 250,000      Federal National Mortgage
                                              Association+............................   5.601      4/09/99      249,903
                                 560,000      Federal National Mortgage
                                              Association+............................   5.311      5/25/99      557,217
                                 100,000      Student Loan Marketing Association+.....   5.557     10/06/98       99,983
                                 100,000      Student Loan Marketing Association......   4.50       8/02/99       98,780
                                 100,000      Student Loan Marketing Association......   5.81       1/27/00       99,900
                                 250,000      Student Loan Marketing Association+.....   5.576      2/04/00      249,904
                                 200,000      US Treasury Notes.......................   5.625     11/30/98      200,250
                                 100,000      US Treasury Notes.......................   5.625     12/31/99      100,094
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                              OBLIGATIONS--NON-DISCOUNT (COST--$3,755,146)                     3,755,301
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS
                                                (COST--$22,350,359)--100.1%...........                        22,347,185
                                              LIABILITIES IN EXCESS OF OTHER
                                                ASSETS--(0.1%)........................                           (19,763)
                                                                                                             -----------
                                              NET ASSETS--100.0%......................                       $22,327,422
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 1998.

+ Variable Rate Note.

++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$22,350,359*) (Note
  1a).......................................................             $22,347,185
Receivables:
  Interest..................................................  $164,829
  Capital shares sold.......................................    24,207       189,036
                                                              --------
Prepaid expenses and other assets...........................                  17,925
                                                                         -----------
Total assets................................................              22,554,146
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   206,429
  Capital shares redeemed...................................    11,024
  Investment adviser (Note 2)...............................     9,061       226,514
                                                              --------
Accrued expenses and other liabilities......................                     210
                                                                         -----------
Total liabilities...........................................                 226,724
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS..................................................             $22,327,422
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 500,000,000
  shares authorized+........................................             $ 2,233,060
Paid-in capital in excess of par............................              20,097,536
Unrealized depreciation on investments--net.................                  (3,174)
                                                                         -----------
NET ASSETS..................................................             $22,327,422
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $22,327,422 and 22,330,596
  shares outstanding........................................             $      1.00
                                                                         ===========
------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of June 30, 1998, net unrealized depreciation for Federal income tax purposes amounted to $3,174, of which $1,317 related to appreciated securities and $4,491 related to depreciated securities.

+ The Fund is authorized to issue 500,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1d):
Interest and discount earned................................            $620,241
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $54,211
Custodian fees..............................................    5,408
Professional fees...........................................    3,946
Transfer agent fees (Note 2)................................    2,295
Accounting services (Note 2)................................    2,287
Printing and shareholder reports............................    1,176
Directors' fees and expenses................................      228
Other.......................................................      872
                                                              -------
Total expenses..............................................              70,423
                                                                        --------
Investment income--net......................................             549,818
                                                                        --------
--------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTE
  1d):
Realized gain on investments--net...........................               1,864
Change in unrealized appreciation/depreciation on
  investments--net..........................................              (3,662)
                                                                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $548,020
                                                                        ========
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1998    DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................     $   549,818       $  1,081,759
Realized gain on investments--net...........................           1,864              1,873
Change in unrealized appreciation/depreciation on
  investments--net..........................................          (3,662)               740
                                                                 -----------       ------------
Net increase in net assets resulting from operations........         548,020          1,084,372
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................        (549,818)        (1,081,759)
Realized capital gain on investments--net:
  Class A...................................................          (1,864)            (1,873)
                                                                 -----------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................        (551,682)        (1,083,632)
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares............................       5,697,117          8,423,689
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions (Note 1e).....         551,747          1,083,837
                                                                 -----------       ------------
                                                                   6,248,864          9,507,526
Cost of shares redeemed.....................................      (5,020,002)       (11,291,415)
                                                                 -----------       ------------
Net increase (decrease) in net assets derived from capital
  share transactions........................................       1,228,862         (1,783,889)
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................       1,225,200         (1,783,149)
Beginning of period.........................................      21,102,222         22,885,371
                                                                 -----------       ------------
End of period...............................................     $22,327,422       $ 21,102,222
                                                                 ===========       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN                                   CLASS A
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL        -----------------------------------------------------------
STATEMENTS.
                                                           FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                          MONTHS ENDED    -------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   JUNE 30, 1998    1997        1996        1995        1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................     $  1.00      $  1.00     $  1.00     $  1.00     $  1.00
                                                             -------      -------     -------     -------     -------
Investment income--net..................................       .0250        .0506       .0501       .0543       .0371
Realized and unrealized gain (loss) on
  investments--net......................................      (.0001)       .0001      (.0005)      .0018      (.0009)
                                                             -------      -------     -------     -------     -------
Total from investment operations........................       .0249        .0507       .0496       .0561       .0362
                                                             -------      -------     -------     -------     -------
Less dividends and distributions:
  Investment income--net................................      (.0250)      (.0506)     (.0501)     (.0543)     (.0362)
  Realized gain on investments--net.....................      (.0001)      (.0001)     (.0001)     (.0004)         --+
                                                             -------      -------     -------     -------     -------
Total dividends and distributions.......................      (.0251)      (.0507)     (.0502)     (.0547)     (.0362)
                                                             -------      -------     -------     -------     -------
Net asset value, end of period..........................     $  1.00      $  1.00     $  1.00     $  1.00     $  1.00
                                                             =======      =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................       5.09%*       5.19%       5.13%       5.61%       3.79%
                                                             =======      =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................        .65%*        .62%        .61%        .61%        .65%
                                                             =======      =======     =======     =======     =======
Investment income and realized gain on
  investments--net......................................       5.09%*       5.06%       4.96%       5.47%       3.75%
                                                             =======      =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................     $22,327      $21,102     $22,885     $25,550     $32,196
                                                             =======      =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------

+ Amount is less than $.0001 per share.

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Reserve Assets Fund (the "Fund") is classified as "diversified" as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional shares of beneficial interest at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the following annual rates: 0.500% of the Fund's average daily net assets not exceeding $500 million; 0.425% of average daily net assets in excess of $500 million but not exceeding $750 million; 0.375% of average daily net assets in excess of $750 million but not exceeding $1 billion; 0.350% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; 0.325% of average daily net assets in excess of $1.5 billion but not exceeding $2 billion; 0.300% of average daily net assets in excess of $2 billion but not exceeding $2.5 billion and 0.275% of average daily net assets in excess of $2.5 billion.

--------------------------------------------------------------------------------

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
JUNE 30, 1998--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Increasing volatility characterized the capital markets during the six-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

  As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on the US capital markets.

PORTFOLIO MATTERS

  During the six months ended June 30, 1998, the Fund significantly outperformed the unmanaged Russell 2000 Index as the Fund's Class A Shares had a total return of +9.76%, compared to the total return of +4.93% for the Russell 2000 Index. The Fund's outperformance relative to the benchmark is attributable to our stock selection, since the Fund's sector positioning had a neutral impact on performance during the six-month period.

  The Russell 2000 Index of small-capitalization stocks lagged the broad market averages during the first half of the calendar year as investors favored more liquid large-capitalization issues. Both the unmanaged Dow Jones Industrial Average and the unmanaged Standard & Poor's 500 Composite Index (S&P 500) appreciated sharply during the six-month period ended June 30, 1998, while the Russell 2000 Index appreciated more modestly. The +4.93% total return provided by the Russell 2000 Index trailed the +17.71% total return provided by the S&P 500 for the same six-month period.

  Within the benchmark Russell 2000 Index, the consumer discretionary, transportation and utilities sectors posted the steepest advances, while the healthcare and energy sectors declined. The Fund's investment performance was hindered by a lack of investments in the utilities sector, but the overweighting in the transportation sector neutralized the impact. On balance, Fund performance was neither helped nor hurt by our sector allocation strategy.

  The Fund's specific stock holdings sharply outperformed their respective sectors in the benchmark Russell 2000 Index. Individual stocks that most benefited Fund performance during the six-month period included Visix Inc. and Paxson Communications Corp. Shares of Visix Inc., a developer of laser vision correction technologies, rallied sharply as first-quarter earnings exceeded analysts' expectations and the company resolved a long-standing legal dispute. Sharp price appreciation and the large size of the investment position combined to make Visix Inc. a leading contributor to Fund performance during the June quarter. Shares of Paxson Communications Corp., a broadcast television network, also rallied. Recent television station acquisitions have drawn attention to the value of the company's broadcast properties and to the potential for increased cash flow with the launch of family-oriented programming later this year.

  As small-capitalization stocks faltered during the first half of the year, we actively accumulated investments where we believed the long-term earnings growth prospects were favorable. Price declines in computer distribution and oil services stocks provided opportunities to increase existing positions and acquire new investments at attractive valuation levels. Meanwhile, we reduced investments in the biotechnology and leisure industries.

  Looking ahead, we are concerned about a potential slowdown in US economic growth. A weak domestic economy generally does not provide a favorable investment climate for small-capitalization stocks. However, we believe relative valuations still favor small-capitalization stocks over large-capitalization stocks, and the earnings outlook remains favorable. The quarter ended March 31, 1998 marked the fourth consecutive quarter in which earnings growth for the Russell 2000 Index exceeded large compa-

--------------------------------------------------------------------------------

nies' earnings growth as measured by composite earnings for the S&P 500.

IN CONCLUSION

  We appreciate your investment in Special Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Daniel V. Szemis
Daniel V. Szemis
Senior Vice President and Co-Portfolio Manager

/s/ R. Elise Baum
R. Elise Baum
Vice President and Co-Portfolio Manager

August 3, 1998

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +14.34%        +9.76%
-----------------------------------------------------------------------------------------
Class B Shares                                                   - 2.43**       +9.85
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Past results shown should not be considered a representation of future performance.

** Total return is for the period from 10/23/97 (commencement of operations) to 6/30/98.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/98                                                       +14.34%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                                                  +15.98
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98                                                   +10.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
AGGREGATE TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (10/23/97) through 6/30/98                                      -2.43%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
          SECTOR*                HELD                COMMON STOCKS                 COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION
-----------------------------------------------------------------------------------------------------------------------
                                  116,900    Air Express International
                                               Corporation.................    $  2,817,000   $  3,127,075       0.6%
                                  247,200    Circle International
                                               Group Inc...................       6,418,341      6,921,600       1.3
                                  208,300    +Landair Services, Inc........       4,367,727      6,118,812       1.2
                                  172,700    Meritor Automotive, Inc.......       3,798,340      4,144,800       0.8
                                  583,000    +Miller Industries, Inc.......       5,415,932      4,518,250       0.8
                                  225,900    Walbro Corp...................       4,338,063      3,162,600       0.6
                                                                               ------------   ------------     -----
                                                                                 27,155,403     27,993,137       5.3
-----------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY
-----------------------------------------------------------------------------------------------------------------------
                                  650,900    +APAC Teleservices, Inc.......       6,111,132      3,783,356       0.7
                                  144,100    +Boise Cascade Office Products
                                               Corporation.................       2,387,683      2,233,550       0.4
                                  292,000    +Caribiner International
                                               Inc.........................       6,408,065      5,110,000       1.0
                                  622,000    Danka Business Systems PLC
                                               (ADR)**.....................      11,880,151      7,347,375       1.4
                                  115,100    Dover Downs Entertainment
                                               Inc.........................       2,868,975      3,568,100       0.7
                                   69,900    +Global DirectMail Corp.......       1,556,007        882,487       0.2
                                  161,000    +HA-LO Industries, Inc........       3,433,385      5,011,125       1.0
                                  490,000    Heilig-Meyers Company.........       6,938,485      6,033,125       1.1
                                  183,200    +ITI Technologies, Inc........       4,425,974      5,175,400       1.0
                                  401,700    +Micro Warehouse, Inc.........       5,010,100      6,176,137       1.2
                                  742,767    +Midway Games Inc.............      11,641,415     11,605,734       2.2
                                  773,900    +Paxson Communications
                                               Corp........................       8,351,931      9,383,538       1.8
                                  248,500    +Sodak Gaming, Inc............       3,051,238      1,553,125       0.3
                                  231,900    Unitog Company................       5,649,579      5,101,800       1.0
                                  313,900    +WMS Industries, Inc..........         989,245      1,314,456       0.2
                                                                               ------------   ------------     -----
                                                                                 80,703,365     74,279,308      14.2
-----------------------------------------------------------------------------------------------------------------------
ENERGY
-----------------------------------------------------------------------------------------------------------------------
                                  103,200    +Barrett Resources
                                               Corporation.................       3,228,040      3,863,550       0.7
                                  150,400    +Basin Explorations Inc.......       2,580,355      2,650,800       0.5
                                  312,100    +Benton Oil & Gas Co..........       4,636,227      3,316,062       0.6
                                  162,000    +Brown (Tom) Inc..............       3,571,862      3,047,625       0.6
                                  181,000    +Forcenergy Inc...............       4,054,323      3,224,062       0.6
                                  200,000    +Key Energy Group, Inc........       3,089,854      2,625,000       0.5
                                  198,900    +Louis Dreyfus Natural Gas
                                               Corp........................       3,755,967      3,766,669       0.7
                                  214,800    +Newpark Resources, Inc.......       2,730,031      2,389,650       0.5
                                   50,000    +Plains Resources, Inc........         748,212        896,875       0.2
                                   82,400    +Stone Energy Corporation.....       2,900,168      2,930,350       0.6
                                                                               ------------   ------------     -----
                                                                                 31,295,039     28,710,643       5.5
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES
-----------------------------------------------------------------------------------------------------------------------
                                   47,350    American National
                                               Insurance Co................       4,420,316      4,951,034       0.9
                                  124,300    +BISYS Group, Inc. (The)......       4,120,527      5,096,300       1.0
                                  156,360    Charter One Financial, Inc....       3,874,422      5,247,833       1.0
                                   91,000    HCC Insurance
                                               Holdings, Inc...............       1,509,200      2,002,000       0.4
                                   53,000    National Data Corporation.....       1,975,236      2,318,750       0.4
                                  187,100    PXRE Corp.....................       4,954,722      5,613,000       1.1
                                                                               ------------   ------------     -----
                                                                                 20,854,423     25,228,917       4.8
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
          SECTOR*                HELD                COMMON STOCKS                 COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE
-----------------------------------------------------------------------------------------------------------------------
                                  137,835    +AXYS Pharmaceuticals, Inc....    $  1,360,557   $    964,845       0.2%
                                   59,400    +Biomatrix, Inc...............       2,049,300      2,413,125       0.5
                                  137,300    +COR Therapeutics, Inc........       1,501,776      1,905,038       0.4
                                   91,000    +DVI, Inc.....................       2,029,777      2,320,500       0.4
                                  135,000    +EndoSonics Corporation.......       1,255,474        801,563       0.1
                                  217,000    +Genome Therapeutics
                                               Corporation.................       1,852,452        969,719       0.2
                                  448,600    +HCIA Inc.....................       5,508,525      5,803,763       1.1
                                  242,850    +Magainin
                                               Pharmaceuticals, Inc........       2,567,638      1,244,606       0.2
                                  196,600    +Magellan Health
                                               Services, Inc...............       5,058,630      4,988,725       0.9
                                  628,000    +MedPartners, Inc.............       6,166,121      5,024,000       1.0
                                  291,000    +NABI, Inc....................       2,103,909        882,094       0.2
                                  160,000    +NeoRx Corp...................       1,034,843        770,000       0.1
                                   76,000    +Neurogen Corporation.........       1,014,406      1,349,000       0.3
                                   87,600    +Pharmaceutical Product
                                               Development, Inc............       1,145,911      1,927,200       0.4
                                   77,200    +Pharmacopeia, Inc............       1,391,293      1,100,100       0.2
                                  175,000    +Scios Inc....................       1,232,798      1,547,656       0.3
                                   85,500    +Sierra Health Services,
                                               Inc.........................       1,774,125      2,153,531       0.4
                                  540,300    +VISX, Inc....................      11,968,332     32,147,850       6.1
                                                                               ------------   ------------     -----
                                                                                 51,015,867     68,313,315      13.0
-----------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING
-----------------------------------------------------------------------------------------------------------------------
                                  257,400    +ACX Technologies, Inc........       5,969,072      5,598,450       1.1
                                  250,000    Apogee Enterprises, Inc.......       2,973,387      3,812,500       0.7
                                  133,100    Castle (A.M.) & Company.......       2,990,833      2,928,200       0.6
                                  197,800    +Citation Corp................       3,030,695      3,943,637       0.7
                                  411,400    Commonwealth
                                               Industries Inc..............       7,950,098      4,062,575       0.8
                                    8,300    Foamex International Inc......         109,575        144,212       0.0
                                  109,000    +Giant Cement Holdings,
                                               Inc.........................       2,256,953      3,106,500       0.6
                                  117,000    Inland Steel Industries,
                                               Inc.........................       3,409,244      3,297,937       0.6
                                  361,800    +Insituform Technologies, Inc.
                                               (Class A)...................       3,108,006      4,997,363       1.0
                                   13,700    Internet Corporation..........         246,600        248,312       0.1
                                  124,800    +Novamerican Steel Inc........       1,448,747        904,800       0.2
                                  246,000    +Paxar Corporation............       3,532,266      2,829,000       0.5
                                   92,200    Quanex Corp...................       2,591,707      2,794,813       0.5
                                  103,000    +Ryerson Tull, Inc. (Class
                                               A)..........................       1,589,378      2,111,500       0.4
                                  308,000    +Shiloh Industries, Inc.......       6,067,867      6,237,000       1.2
                                  138,000    +Wolverine Tube, Inc..........       4,059,788      5,244,000       1.0
                                                                               ------------   ------------     -----
                                                                                 51,334,216     52,260,799      10.0
-----------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS
-----------------------------------------------------------------------------------------------------------------------
                                  200,000    +Dan River Inc. (Class A).....       3,009,997      3,400,000       0.7
                                  612,900    +Metromedia International
                                               Group, Inc..................       7,257,681      7,316,494       1.4
                                  136,700    +Primark Corp.................       3,866,666      4,280,419       0.8
                                  256,000    +SITEL Corp...................       2,288,618      1,696,000       0.3
                                  258,400    +Scott Technologies, Inc.
                                               (Class A)...................       3,597,088      3,779,100       0.7
                                                                               ------------   ------------     -----
                                                                                 20,020,050     20,472,013       3.9
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
          SECTOR*                HELD                COMMON STOCKS                 COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES
-----------------------------------------------------------------------------------------------------------------------
                                  101,000    AGCO Corp.....................    $  3,164,545   $  2,076,813       0.4%
                                  120,500    +Allen Telecom, Inc...........       1,995,561      1,400,812       0.3
                                  196,450    Applied Industrial
                                               Technologies, Inc...........       4,768,850      4,039,503       0.8
                                  373,200    +Brown & Sharpe Manufacturing
                                               Company (Class A)...........       4,914,080      4,478,400       0.9
                                   59,000    +Cuno Incorporated............         844,588      1,275,875       0.2
                                  150,000    +DONCASTERS
                                               PLC (ADR)**.................       3,921,500      4,171,875       0.8
                                  246,000    +ESCO Electronics
                                               Corporation.................       4,306,683      4,674,000       0.9
                                  117,600    General Cable Corp............       2,176,335      3,395,700       0.6
                                   64,000    Kennametal Inc................       2,875,932      2,672,000       0.5
                                   14,700    +Kent Electronics
                                               Corporation.................         294,882        269,194       0.1
                                  130,000    Oakwood Homes
                                               Corporation.................       2,944,753      3,900,000       0.7
                                  142,500    Ryland Group, Inc. (The)......       2,316,947      3,740,625       0.7
                                  202,000    Stewart & Stevenson Services,
                                               Inc.........................       5,046,027      3,585,500       0.7
                                  169,000    +Toll Brothers, Inc...........       3,564,163      4,848,188       0.9
                                   79,000    +Triumph Group, Inc...........       2,256,240      3,318,000       0.6
                                                                               ------------   ------------     -----
                                                                                 45,391,086     47,846,485       9.1
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY
-----------------------------------------------------------------------------------------------------------------------
                                  263,400    +Alpha Industries, Inc........       3,938,816      3,934,538       0.7
                                  279,000    +Anixter International Inc....       4,817,958      5,318,437       1.0
                                  211,100    +Bell Industries, Inc. .......       3,362,044      2,401,263       0.5
                                    4,300    +Black Box Corporation........         141,900        142,706       0.0
                                  287,000    +Boole & Babbage, Inc.........       4,240,250      6,852,125       1.3
                                  122,500    +Brite Voice Systems, Inc.....       1,011,216      1,393,437       0.3
                                  101,200    +Broderbund Software, Inc.....       1,922,060      2,302,300       0.4
                                  665,500    +CHS Electronics, Inc.........      12,476,724     11,812,625       2.2
                                  100,000    +C.P. Clare Corporation.......       1,272,313        950,000       0.2
                                   78,900    +Cylink Corporation...........       1,137,344        946,800       0.2
                                  323,200    +DII Group, Inc...............       7,794,400      5,514,600       1.1
                                  412,000    +DSP Communications, Inc......       7,398,539      5,665,000       1.1
                                  154,800    +Hadco Corporation............       5,763,341      3,579,750       0.7
                                  196,402    +Harbinger Corporation........       2,948,800      4,750,473       0.9
                                  135,200    +Harmonic Lightwaves, Inc.....       2,119,230      2,078,700       0.4
                                  292,100    +IKOS Systems, Inc............       2,561,201      1,141,016       0.2
                                   45,000    +Information Resources,
                                               Inc.........................         803,559        832,500       0.1
                                  283,300    +Learning Company,
                                               Inc. (The)..................       3,851,176      8,392,763       1.6
                                  726,200    +Mentor Graphics
                                               Corporation.................       7,396,500      7,670,487       1.5
                                  308,600    +Network Equipment
                                               Technologies, Inc...........       4,760,887      4,841,163       0.9
                                  408,500    +Phoenix Technologies Ltd.....       5,562,148      5,157,313       1.0
                                  289,800    +Planar Systems, Inc..........       3,436,828      3,042,900       0.6
                                  193,300    +Platinum Technology, Inc.....       4,771,298      5,521,131       1.1
                                  295,000    +Rational Software
                                               Corporation.................       4,268,729      4,498,750       0.8
                                  223,200    +Read-Rite Corporation........       2,150,835      2,008,800       0.4
                                   93,500    +Sterling Commerce, Inc.......       3,154,307      4,534,750       0.9
                                  133,400    +Storage Technology Corp......       3,213,627      5,786,225       1.1
                                  602,551    +Structural Dynamics Research
                                               Corporation.................      13,720,375     13,858,673       2.6
                                  633,900    +Sybase, Inc..................       8,675,349      4,397,681       0.8
                                  244,100    Telxon Corporation............       5,620,174      7,841,713       1.5
                                  115,000    +TriQuint Semiconductor,
                                               Inc.........................       2,338,199      2,185,000       0.4
                                                                               ------------   ------------     -----
                                                                                136,630,127    139,353,619      26.5
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
          SECTOR*                HELD                COMMON STOCKS                 COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
UTILITIES
-----------------------------------------------------------------------------------------------------------------------
                                  316,600    +Applied Digital Access,
                                               Inc.........................    $  2,460,145   $  1,583,000       0.3%
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS                466,859,721    486,041,236      92.6
-----------------------------------------------------------------------------------------------------------------------
                              FACE AMOUNT
                                                 SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***           $10,000,000    Finova Capital Corp., 5.53%
                                               due 8/03/1998...............       9,947,772      9,947,772       1.9
                                9,726,000    General Motors Acceptance
                                               Corp., 6.50% due 7/01/1998..       9,724,244      9,724,244       1.9
                               10,000,000    Lexington Parker Capital Co.
                                               LLC, 5.58% due 7/17/1998....       9,973,650      9,973,650       1.9
                               10,000,000    Park Avenue Receivables Corp.,
                                               5.55% due 7/14/1998.........       9,978,417      9,978,417       1.9
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL SHORT-TERM SECURITIES         39,624,083     39,624,083       7.6
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS.............    $506,483,804    525,665,319     100.2
                                                                               ============
                                             LIABILITIES IN EXCESS OF OTHER
                                               ASSETS......................                     (1,008,822)     (0.2)
                                                                                              ------------     -----
                                             NET ASSETS....................                   $524,656,497     100.0%
                                                                                              ============     =====
-----------------------------------------------------------------------------------------------------------------------

* Holdings are classified into the economic sectors found in the Russell 2000 Index.

** American Depositary Receipts (ADR).

*** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$506,483,804) (Note
  1a).......................................................               $525,665,319
Cash........................................................                    119,901
Receivables:
  Securities sold...........................................  $4,263,521
  Capital shares sold.......................................     257,839
  Dividends.................................................  70,941....      4,592,301
                                                              ----------
Prepaid expenses and other assets...........................                     28,983
                                                                           ------------
Total assets................................................                530,406,504
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   4,856,098
  Capital shares redeemed...................................     485,306
  Investment adviser (Note 2)...............................     347,955
  Distributor (Note 2)......................................         361      5,689,720
                                                              ----------
Accrued expenses and other liabilities......................                     60,287
                                                                           ------------
Total liabilities...........................................                  5,750,007
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $524,656,497
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................               $  2,236,704
Class B Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................                      3,734
Paid-in capital in excess of par............................                482,800,222
Undistributed investment income--net........................                    287,573
Undistributed realized capital gains on investment--net.....                 20,146,749
Unrealized appreciation on investments--net.................                 19,181,515
                                                                           ------------
NET ASSETS..................................................               $524,656,497
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $523,781,596 and 22,367,038
  shares outstanding........................................               $      23.42
                                                                           ============
Class B--Based on net assets of $874,901 and 37,343 shares
  outstanding...............................................               $      23.43
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Interest and discount earned................................               $ 1,647,496
Dividends (net of $12,751 foreign withholding tax)..........                   734,536
                                                                           -----------
Total income................................................                 2,382,032
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $1,980,173
Accounting services (Note 2)................................      44,865
Custodian fees..............................................      28,457
Professional fees...........................................      17,845
Printing and shareholder reports............................      11,466
Directors' fees and expenses................................       5,571
Transfer agent fees (Note 2)................................       2,332
Registration fees...........................................         492
Distribution fees--Class B (Note 2).........................         327
Pricing services............................................         165
Other.......................................................       2,751
                                                              ----------
Total expenses..............................................                 2,094,444
                                                                           -----------
Investment income--net......................................                   287,588
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1b, 1d
  & 3):
Realized gain on investments--net...........................                20,441,421
Change in unrealized appreciation/depreciation on
  investments--net..........................................                26,025,389
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $46,754,398
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:               JUNE 30, 1998    DECEMBER 31, 1997
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    287,588       $  1,476,791
Realized gain on investments--net...........................    20,441,421        109,665,458
Change in unrealized appreciation/depreciation on
  investments--net..........................................    26,025,389        (60,400,517)
                                                              -------------      ------------
Net increase in net assets resulting from operations........    46,754,398         50,741,732
                                                              -------------      ------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................    (1,476,063)        (1,422,649)
  Class B...................................................          (726)                --
Realized gain on investments--net:
  Class A...................................................  (109,791,780)       (22,153,543)
  Class B...................................................       (56,533)                --
                                                              -------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................  (111,325,102)       (23,576,192)
                                                              -------------      ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................   107,365,482          1,666,914
                                                              -------------      ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    42,794,778         28,832,454
Beginning of period.........................................   481,861,719        453,029,265
                                                              -------------      ------------
End of period*..............................................  $524,656,497       $481,861,719
                                                              =============      ============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    287,573       $  1,476,774
                                                              =============      ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                        CLASS A+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE             ------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                           FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                          MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   JUNE 30, 1998     1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................        $  27.75      $  26.22    $  27.98    $  19.26    $  20.96
                                                            --------      --------    --------    --------    --------
Investment income--net..............................             .01           .09         .13         .17         .05
Realized and unrealized gain (loss) on
  investments--net..................................            2.08          2.80        1.84        8.64       (1.56)
                                                            --------      --------    --------    --------    --------
Total from investment operations....................            2.09          2.89        1.97        8.81       (1.51)
                                                            --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net............................            (.09)         (.08)       (.14)       (.09)         --
  Realized gain on investments--net.................           (6.33)        (1.28)      (3.59)         --        (.19)
                                                            --------      --------    --------    --------    --------
Total dividends and distributions...................           (6.42)        (1.36)      (3.73)       (.09)       (.19)
                                                            --------      --------    --------    --------    --------
Net asset value, end of period......................        $  23.42      $  27.75    $  26.22    $  27.98    $  19.26
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................           9.76%++      11.72%       8.11%      45.90%      (7.27%)
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................            .79%*         .80%        .81%        .81%        .83%
                                                            ========      ========    ========    ========    ========
Investment income--net..............................            .11%*         .32%        .50%        .72%        .27%
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............        $523,781      $481,614    $453,029    $339,921    $170,044
                                                            ========      ========    ========    ========    ========
Portfolio turnover..................................          31.84%       147.06%      80.84%      96.79%      88.48%
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------

   + Based on average shares outstanding.
   ++ Aggregate total investment return.
   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                              CLASS B+++
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                   ---------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   FOR THE SIX          FOR THE PERIOD
FINANCIAL STATEMENTS.                                          MONTHS ENDED       OCTOBER 23, 1997+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                        JUNE 30, 1998       DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $ 27.74               $  31.23
                                                                  -------               --------
Investment loss--net........................................           --++++               (.01)
Realized and unrealized gain (loss) on investments--net.....         2.10                  (3.48)
                                                                  -------               --------
Total from investment operations............................         2.10                  (3.49)
                                                                  -------               --------
Less dividends and distributions:
  Investment income--net....................................         (.08)                    --
  Realized gain on investments--net.........................        (6.33)                    --
                                                                  -------               --------
Total dividends and distributions...........................        (6.41)                    --
                                                                  -------               --------
Net asset value, end of period..............................      $ 23.43               $  27.74
                                                                  =======               ========
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        9.85%++              (11.18%)++
                                                                  =======               ========
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .94%*                  .96%*
                                                                  =======               ========
Investment loss--net........................................        (.04%)*                (.24%)*
                                                                  =======               ========
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $   875               $    248
                                                                  =======               ========
Portfolio turnover..........................................       31.84%                147.06%
                                                                  =======               ========
------------------------------------------------------------------------------------------------------

   + Commencement of operations.
 +++ Based on average shares outstanding.
  ++ Aggregate total investment return.
++++ Amount is less than $.01 per share.
   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Special Value Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with Merrill

--------------------------------------------------------------------------------

Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of 0.15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $27,682 in commissions on the execution of portfolio security transactions.
Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.
3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $154,955,762 and $151,010,080, respectively.
  Net realized gains for the six months ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                            Gains         Gains
------------------------------------------------------------------
Long-term investments..................  $20,441,421   $19,181,515
                                         -----------   -----------
Total..................................  $20,441,421   $19,181,515
                                         ===========   ===========
------------------------------------------------------------------

  At June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $19,181,515, of which $69,611,066 related to appreciated securities and $50,429,551 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $506,483,804.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $107,365,482 and $1,666,914 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

  Transactions in capital shares were as follows:

--------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1998                              Shares         Amount
--------------------------------------------------------------------
Shares sold............................   1,161,914    $ 26,979,488
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   5,216,495     111,267,843
                                         ----------    ------------
Total issued...........................   6,378,409     138,247,331
Shares redeemed........................  (1,366,816)    (31,546,947)
                                         ----------    ------------
Net increase...........................   5,011,593    $106,700,384
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------
Class A Shares for the Year Ended                         Dollar
December 31, 1997                          Shares         Amount
--------------------------------------------------------------------
Shares sold............................   2,566,273    $ 68,132,882
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................     960,725      23,576,192
                                         ----------    ------------
Total issued...........................   3,526,998      91,709,074
Shares redeemed........................  (3,446,348)    (90,294,889)
                                         ----------    ------------
Net increase...........................      80,650    $  1,414,185
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------
Class B Shares for the Six Months Ended                   Dollar
June 30, 1998                              Shares         Amount
--------------------------------------------------------------------
Shares sold............................      27,182    $    642,488
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................       2,686          57,259
                                         ----------    ------------
Total issued...........................      29,868         699,747
Shares redeemed........................      (1,461)        (34,649)
                                         ----------    ------------
Net increase...........................      28,407    $    665,098
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------
Class B Shares for the Period                             Dollar
October 23, 1997+ to December 31, 1997     Shares         Amount
--------------------------------------------------------------------
Shares sold............................      10,276    $    291,595
Shares redeemed........................      (1,340)        (38,866)
                                         ----------    ------------
Net increase...........................       8,936    $    252,729
                                         ==========    ============
--------------------------------------------------------------------
+ Commencement of operations.

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011
DISTRIBUTOR
Princeton Funds Distributor, Inc.
CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286
For Developing Capital Markets Focus Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
TRANSFER AGENT
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

(800) 637-3863

DIRECTORS AND OFFICERS

Arthur Zeikel

President

Joe Grills

Director

Walter Mintz

Director

Robert S. Salomon Jr.

Director

Melvin R. Seiden

Director

Stephen B. Swensrud

Director

Terry K. Glenn

Executive Vice President

Christopher G. Ayoub

Senior Vice President

Lawrence R. Fuller

Senior Vice President

Jay C. Harbeck

Senior Vice President

Norman R. Harvey

Senior Vice President

Vincent T. Lathbury III

Senior Vice President

Kevin J. McKenna

Senior Vice President

Eric S. Mitofsky

Senior Vice President

Joseph T. Monagle Jr.

Senior Vice President

Grace Pineda

Senior Vice President

Kevin M. Rendino

Senior Vice President

Thomas R. Robinson

Senior Vice President

Walter D. Rogers

Senior Vice President

Kurt Schansinger

Senior Vice President

Robert M. Shearer

Senior Vice President

Daniel V. Szemis

Senior Vice President

Paolo H. Valle

Senior Vice President

R. Elise Baum

Vice President

Donald C. Burke

Vice President

Robert F. Murray

Vice President

Jacqueline L. Rogers

Vice President

Gerald M. Richard

Treasurer

Jennifer L. Sawin

Secretary
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  This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Domestic Money Market Fund and Reserve Assets Fund seek to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Funds is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                     #16897-6/98